Registration No. 333-111688
                           811-07837

As Filed with the Securities and Exchange Commission on April 28, 2011

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933                [ X ]

Pre-Effective Amendment No. ____          [  ]

Post-Effective Amendment No._16___         [X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [ X ]

Amendment No.__42__          [ X ]

Sun Life of Canada (U.S.) Variable Account G
Registrant

Sun Life Assurance Company of Canada (U.S.)
Depositor

One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
Depositor's Address

1-888-594-2654
Depositor's Telephone Number

Sandra DaDalt
Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
Name and Address of Agent For Service

It is proposed that this filing will become effective (check appropriate box)

[  ]  immediately upon filing pursuant to paragraph (b) of Rule 485.

[ X ]  on April 29, 2011 pursuant to paragraph (b) of Rule 485.

[  ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[  ]  on July 27, 2009 pursuant to paragraph (a)(1) of Rule 485.

[  ]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Sun Life Large Case VUL
Sun Life of Canada (U.S.) Variable Account G
A Flexible Premium Corporate Variable Universal Life Insurance Policy
Prospectus
April 29, 2011

This prospectus describes the corporate variable universal life insurance policy (the "Policy") issued by Sun Life Assurance Company of Canada (U.S.) ("we", "us" or "Company"), a member of the Sun Life Financial group of companies, through Sun Life of Canada (U.S.) Variable Account G (the “Variable Account”), one of our separate accounts.  The Policy is being offered to corporations to insure employees and other persons in whom they have an insurable interest on an individual basis.  This prospectus contains important information You should understand before purchasing a Policy.  We use certain special terms which are defined in Appendix A.  You should read this prospectus carefully and keep it for future reference.  You may choose among a number of Sub-Accounts and a Fixed Account Option.  The Sub-Accounts in the Variable Account invest in shares of the following Funds:

ASSET ALLOCATION	LARGE CAP EQUITY
BlackRock Global Allocation V.I. Fund (Class I)	American Funds Insurance Series® Growth-Income Fund (Class 2)
Fidelity® VIP Balanced Portfolio (Initial Class)6	American Funds Insurance Series® Growth Fund (Class 2)
MFS® Total Return Portfolio (Initial Class)	American Funds Insurance Series® Blue Chip Income and Growth Fund (Class 2)
EMERGING MARKETS BOND	Columbia Variable Portfolio - Marsico Growth Fund (Class 1)12
PIMCO Emerging Markets Bond Portfolio (Administrative Class)	Dreyfus Stock Index Fund, Inc. (I Shares)
EMERGING MARKETS EQUITY	Dreyfus Variable Investment Fund Appreciation Portfolio (I Shares)
Lazard Retirement Emerging Markets Equity Portfolio (Investor Class)	DWS Large Cap Value VIP (Class A)10
MFS® Emerging Markets Equity Portfolio (Initial Class)	Fidelity® VIP Contrafund® Portfolio (Initial Class)9
HIGH YIELD BOND	Fidelity® VIP Equity-Income Portfolio (Initial Class)7
American Funds Insurance Series® High-Income Bond Fund (Class 2)	Fidelity® VIP Growth Portfolio (Initial Class)7
Fidelity® VIP High Income Portfolio (Initial Class)7	Fidelity® VIP Growth & Income Portfolio (Initial Class)6
SCSM PIMCO High Yield Fund (Initial Class)	Invesco Van Kampen V.I. Comstock Fund (Series I Shares)
INFLATION-PROTECTED BOND	Invesco Van Kampen V.I. Growth and Income Fund (Series I Shares)
PIMCO Real Return Portfolio (Administrative Class)	Invesco V.I. Basic Value Fund (Series I Shares)3
INTERMEDIATE TERM BOND	MFS® Value Portfolio (Initial Class)
American Funds Insurance Series® Bond Fund (Class 2)	Mutual Shares Securities Fund (Class 1)
Fidelity® VIP Investment Grade Bond Portfolio (Initial Class)8	Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares)
MFS® Bond Portfolio (Initial Class)	SCSM Davis Venture Value Fund (Initial Class)
MFS® Government Securities Portfolio (Initial Class)	SCSM Lord Abbett Growth & Income Fund (Initial Class)
PIMCO Total Return Portfolio (Administrative Class)	T. Rowe Price Blue Chip Growth Portfolio4
INTERNATIONAL/GLOBAL EQUITY	T. Rowe Price Equity Income Portfolio4
AllianceBernstein International Value Portfolio (Class A)	REAL ESTATE EQUITY
American Funds Insurance Series® International Fund (Class 2)	Delaware VIP REIT Series (Standard Class)
American Funds Insurance Series® Global Growth Fund (Class 2)	Franklin Global Real Estate Securities Fund (Class 1)2
American Funds Insurance Series® Global Growth and Income Fund (Class 2)	Sun Capital Global Real Estate Fund (Initial Class)
Columbia Variable Portfolio - Marsico International Opportunities Fund (Class 2)13	SHORT TERM BOND
Fidelity® VIP Overseas Portfolio (Initial Class)7	SCSM Goldman Sachs Short Duration Fund (Initial Class)
MFS® Global Growth Portfolio (Initial Class)	SMALL CAP EQUITY
MFS® International Growth Portfolio (Initial Class)	Alger Small Cap Growth Portfolio (Class I-2)
MFS® International Value Portfolio (Initial Class)	BlackRock Value Opportunities V.I. Fund (Class I)
MFS® Research International Portfolio (Initial Class)	Delaware VIP Small Cap Value Series (Standard Class)
Oppenheimer Global Securities Fund/VA (Non-Service Shares)	DWS Small Cap Index VIP (Class A)3
SCSM BlackRock International Index Fund (Initial Class)	DWS Dreman Small Mid Cap Value VIP (Class A)
Templeton Foreign Securities Fund (Class 1)	Franklin Small-Mid Cap Growth Securities Fund (Class 1)3
Templeton Growth Securities Fund (Class 1)	MFS® New Discovery Portfolio (Initial Class)2
MID CAP EQUITY	Oppenheimer Main Street Small- & Mid-Cap Fund®/VA (Non-Service Shares)11
Alger Mid Cap Growth Portfolio (Class I-2)	Royce Capital Fund – Small-Cap Portfolio (Investment Class)
AllianceBernstein Small/Mid Cap Value Portfolio (Class A)	SCSM BlackRock Small Cap Index Fund (Initial Class)
Delaware VIP Smid Cap Growth Series (Standard Class)	Wanger USA4
Dreyfus Investment Portfolios MidCap Stock Portfolio (I Shares)	SPECIALTY/SECTOR EQUITY
Fidelity® VIP Mid Cap Portfolio (Initial Class)6	Dreyfus Investment Portfolios Technology Growth Portfolio (I Shares)
Invesco V.I. Mid Cap Core Equity Fund (Series I Shares)3	MFS® Utilities Portfolio (Initial Class)
Janus Aspen Perkins Mid Cap Value Portfolio (Institutional Shares)	SPECIALTY/SECTOR COMMODITY
SCSM Goldman Sachs Mid Cap Value Fund (Initial Class)	PIMCO CommodityRealReturnR Strategy Portfolio (Administrative Class)
SCSM WMC Blue Chip Mid Cap Fund (Initial Class)	INTERNATIONAL/GLOBAL SMALL/MID CAP EQUITY
The Universal Institutional Funds, Inc. Mid Cap Growth Portfolio (Class 1 Shares)5	American Funds Insurance Series® Global Small Capitalization Fund (Class 2)
TARGET DATE	First Eagle Overseas Variable Fund4
Fidelity® VIP Freedom 2015 Portfolio (Initial Class)1,8	MONEY MARKET
Fidelity® VIP Freedom 2020 Portfolio (Initial Class)1,8	Fidelity® VIP Money Market Portfolio (Service Class)8
Fidelity® VIP Freedom 2030 Portfolio (Initial Class)1,8

Fred Alger Management, Inc. advises The Alger Portfolios.  AllianceBernstein L.P. advises the AllianceBernstein Variable Products Series Fund, Inc. Portfolios.  Capital Research and Management Company advises the American Fund Insurance Series® Funds.  BlackRock Advisors, LLC advises the BlackRock Funds.  BlackRock Investment Management, LLC and BlackRock International Limited subadvises BlackRock Global Allocation V.I. Fund.  BlackRock Investment Management, LLC subadvises BlackRock Value Opportunities V.I. Fund, SCSM BlackRock International Index Fund and SCSM BlackRock Small Cap Index Fund.  Delaware Management Company advises the Delaware Series.  Dreyfus Corporation advises the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund Portfolio and the Dreyfus Stock Index Fund, Inc.  Deutsche Asset Management, Inc. advises the DWS Small Cap Index VIP with Northern Trust Investments, N.A. serving as subadviser.  Deutsche Investment Management Americas Inc. advises the DWS Dreman VIPs with Northern Trust Investments, N.A. serving as subadviser for DWS Small Cap Index VIP and Dreman Value Management, LLC serving as subadviser for DWS Dreman Small Mid Cap Value VIP. Strategic Advisers, Inc. advises the Fidelity® VIP Freedom Portfolios. Fidelity Management & Research Company advises the Fidelity® VIP Portfolios and advisory entities affiliated with Fidelity Management & Research Company subadvise the Fidelity® VIP Portfolios.  First Eagle Investment Management,  LLC advises the First Eagle Overseas Fund.  Franklin Advisers, Inc. advises the Franklin Small-Mid Cap Growth Securities Fund and the Franklin Global Real Estate Securities Fund.  Franklin Mutual Advisers, LLC advises the Mutual Shares Securities Fund.  Templeton Investment Counsel, LLC advises the Templeton Foreign Securities Fund.  Templeton Global Advisors Limited advises the Templeton Growth Securities Fund and Templeton Asset Management Limited is the subadviser.  Goldman Sachs Asset Management, L.P. subadvises SCSM Goldman Sachs Mid Cap Value Fund and SCSM Goldman Sachs Short Duration Fund.  Invesco Advisers, Inc. advises the Invesco Funds and advisory entities affiliated with Invesco Advisers, Inc. subadvise the Invesco Funds.  Janus Capital Management LLC advises the Janus Aspen Perkins Mid Cap Value Portfolio and Perkins Investment Management LLC subadvises the Portfolio.  Lazard Asset Management LLC advises the Lazard Retirement Emerging Markets Equity Portfolio.  Lord, Abbett & Co. LLC subadvises SCSM Lord Abbett Growth & Income Fund.  Massachusetts Financial Services Company, our affiliate, advises the MFS® Portfolios and subadvises the Sun Capital Global Real Estate Fund.  OppenheimerFunds, Inc. advises the Oppenheimer Fund/VAs.  Pacific Investment Management Company advises the PIMCO Variable Insurance Trust Portfolios and SCSM PIMCO High Yield Fund.  Columbia Management Investment Advisers, LLC advises the Columbia Variable Portfolio Funds and Marsico Capital Management, LLC is the subadviser.  Royce & Associates, LLC advises the Royce Capital Fund – Small-Cap Portfolio.  Sun Capital Advisers, LLC, our affiliate, advises the Sun Capital Funds.  T. Rowe Price Associates, Inc. advises the T. Rowe Price Portfolios.  Morgan Stanley Investment Management Inc. advises The Universal Institutional Funds, Inc. Mid Cap Growth Portfolio.    Columbia Wanger Asset Management, LP advises Wanger USA.  Wellington Management Company, LLP subadvises SCSM WMC Blue Chip Mid Cap Fund.
1These are Fund of Funds investment options and the expenses of these Funds include the Fund-level expenses of the underlying Funds as well.  These investment options may be more expensive than Funds that do not invest in other Funds.
2Effective July 1, 2008, these investment options are not open to new premium and transfers.
3Effective November 15, 2010, this investment option is not open to new premium and transfers.
4These Funds do not have different share classes.
5The Universal Institutional Funds, Inc. Portfolio uses Morgan Stanley UIF Portfolio as a marketing name.
6These Portfolios are in Variable Insurance Products III.
7This Portfolio is in Variable Insurance Products Fund.
8These Portfolios are in Variable Insurance Products Fund V.
9This Portfolio is in Variable Insurance Products Fund II.
10On May 1, 2011, DWS Strategic Value VIP will be reorganized into DWS Large Cap Value VIP.
11Formerly known as Oppenheimer Main Street Small Cap Fund®/VA.
12Formerly known as Columbia Marisco Growth Fund – Variable Series (Class A).
13Formerly known as Columbia Marsico International Opportunities Fund – Variable Series (Class B).

Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
(888) 594-2654

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

Table of Contents

Topic                                                                                                                        Page

Risk/Benefit Summary of Policy [INSERT PAGE NUMBER]
About Who We Are [INSERT PAGE NUMBER]
The Variable Account [INSERT PAGE NUMBER]
The Funds [INSERT PAGE NUMBER]
Fees and Expenses of the Funds [INSERT PAGE NUMBER]
Potential Conflicts [INSERT PAGE NUMBER]
Our General Account [INSERT PAGE NUMBER]
About the Policy [INSERT PAGE NUMBER]
Application and Issuance [INSERT PAGE NUMBER]
Death Benefit Compliance Test [INSERT PAGE NUMBER]
Initial Premium Payment [INSERT PAGE NUMBER]
Insurable Interest Requirement [INSERT PAGE NUMBER]
Right to Return Policy Period [INSERT PAGE NUMBER]
Premium Payments [INSERT PAGE NUMBER]
General Limitations [INSERT PAGE NUMBER]
Planned Periodic Premiums [INSERT PAGE NUMBER]
Allocation of Net Premium [INSERT PAGE NUMBER]
Modified Endowment Contract [INSERT PAGE NUMBER]
Additional Protection Benefit Rider (APB Rider) [INSERT PAGE NUMBER]
Death Benefit [INSERT PAGE NUMBER]
Policy Proceeds [INSERT PAGE NUMBER]
Death Benefit Options [INSERT PAGE NUMBER]
Changes in the Death Benefit Option [INSERT PAGE NUMBER]
APB Rider Death Benefit [INSERT PAGE NUMBER]
Minimum Face Amount [INSERT PAGE NUMBER]
Changes in Face Amount [INSERT PAGE NUMBER]
Increases in Face Amount [INSERT PAGE NUMBER]
Decreases in Face Amount [INSERT PAGE NUMBER]
Account Value [INSERT PAGE NUMBER]
Account Value for Investment Options [INSERT PAGE NUMBER]
Net Investment Factor [INSERT PAGE NUMBER]
Account Value in the Loan Account [INSERT PAGE NUMBER]
Insufficient Value [INSERT PAGE NUMBER]
Grace Period [INSERT PAGE NUMBER]
Insured's Attained Age 121 (or 100 if 1980 CSO applies). [INSERT PAGE NUMBER]
Enhancement Benefit [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Transfer Privileges [INSERT PAGE NUMBER]
Short-Term Trading [INSERT PAGE NUMBER]
The Funds’ Harmful Trading Policies. [INSERT PAGE NUMBER]
Accessing Your Account Value [INSERT PAGE NUMBER]
Surrender [INSERT PAGE NUMBER]
Partial Surrenders [INSERT PAGE NUMBER]
Policy Loans [INSERT PAGE NUMBER]
Deferral of Payment [INSERT PAGE NUMBER]
Charges, Deductions and Refunds [INSERT PAGE NUMBER]
Premium Expense Load [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Monthly Expense Charge [INSERT PAGE NUMBER]
Monthly Cost of Insurance [INSERT PAGE NUMBER]
Deferred Expense Load on Policy Year 1 Premium [INSERT PAGE NUMBER]
Other Charges and Expenses [INSERT PAGE NUMBER]
Directed Deductions [INSERT PAGE NUMBER]
APB Rider Charge [INSERT PAGE NUMBER]
Reduction of Charges [INSERT PAGE NUMBER]
Termination of Policy [INSERT PAGE NUMBER]
Other Policy Provisions [INSERT PAGE NUMBER]
Alteration. [INSERT PAGE NUMBER]
Assignments. [INSERT PAGE NUMBER]
Owner and Beneficiary [INSERT PAGE NUMBER]
Reports to Owners [INSERT PAGE NUMBER]
Illustrations. [INSERT PAGE NUMBER]
Misstatement of Age or Sex [INSERT PAGE NUMBER]
Suicide. [INSERT PAGE NUMBER]
Incontestability [INSERT PAGE NUMBER]
Addition, Deletion or Substitution of Investments. [INSERT PAGE NUMBER]
Nonparticipating [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Entire Contract [INSERT PAGE NUMBER]
Reinstatement. [INSERT PAGE NUMBER]
Voting Rights [INSERT PAGE NUMBER]
Distribution of Policy [INSERT PAGE NUMBER]
Federal Income Tax Considerations [INSERT PAGE NUMBER]
Our Tax Status [INSERT PAGE NUMBER]
Taxation of Policy Proceeds [INSERT PAGE NUMBER]
Withholding [INSERT PAGE NUMBER]
Tax Return Disclosure [INSERT PAGE NUMBER]
Other Information [INSERT PAGE NUMBER]
State Regulation [INSERT PAGE NUMBER]
Legal Proceedings [INSERT PAGE NUMBER]
Experts [INSERT PAGE NUMBER]
Registration Statements [INSERT PAGE NUMBER]
Financial Statements [INSERT PAGE NUMBER]
Appendix A - Glossary of Policy Terms [INSERT PAGE NUMBER]
Appendix B - Privacy Policy [INSERT PAGE NUMBER]

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful.  You should rely only on the information contained in this prospectus or in the prospectus or Statement of Additional Information of the underlying mutual funds.  We have not authorized anyone to provide You with information that is different.

Risk/Benefit Summary of Policy

Use of Policy

The Policy provides corporations life insurance coverage on employees or other persons in whose lives they have an insurable interest.  It may be used in connection with various types of non-tax-qualified executive benefit plans.

Premium Payments

Generally, You must make an initial minimum premium payment that will sustain the Policy for three months from its Issue Date.

-	You choose the amount and timing of subsequent premium payments, within certain limits.

-	We allocate your net premium payments among the Policy's Sub-Accounts and the Fixed Account according to your instructions.

CONTRACT BENEFITS

Account Value

-	The Account Value equals

-	premiums, plus

-	investment performance of the Sub-Accounts, the Fixed Account and the Loan Account; less

-	any partial surrenders and Policy charges.

Accessing Your Account Value

Cash Surrender Value is

-	Account Value, less

-	Policy Debt, plus

-	any Enhancement Benefit.

-	You may borrow from us using the Account Value as collateral. Taking Policy loans may increase the risk of Policy lapse.

-	You may surrender the Policy for its Cash Surrender Value. Surrender of this Policy is discouraged in the early Policy Years because the Premium Expense Loads are higher in those years.

-
You may make a partial surrender of only a portion of the Cash Surrender Value once per year after the Policy has been in force for one year.  Reducing the Cash Surrender Value with a partial surrender may increase the risk of Policy lapse.

A partial surrender may cause a decrease in Total Face Amount of your Policy if the Net Amount at Risk after the partial surrender exceeds the Net Amount at Risk before the partial surrender.  The Net Amount at Risk equals the Death Benefit minus your Account Value.

Mortality Tables

For Policies with an Investment Start Date on or before November 30, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.  For Policies with an Investment Start Date on or after December 1, 2008, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.

Death Benefit Compliance Test

-	For favorable federal tax treatment, the Policy must meet the standards of the Cash Value Accumulation Test.

-	Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for the Cash Value Accumulation Test definition.

Death Benefit

Specified Face Amount is the amount of life insurance coverage You request.

-	You have a choice of three death benefit options-

-	the Specified Face Amount (Option A); or

-	the Specified Face Amount plus your Gross Cash Surrender Value (Option B); or

-	the Specified Face Amount plus cumulative premiums paid (Option C).

-	You may change your death benefit option on any Policy Anniversary, subject to our underwriting rules then in effect.

-	At any time, You may-

-	increase the Specified Face Amount, subject to satisfactory evidence of the Insured’s insurability; or

-	decrease the Specified Face Amount to a level not less than the minimum specified in the Policy.

Investment Options

-	You may allocate your net premium payments among the Sub-Accounts and the Fixed Account.

-	You may transfer amounts from one Sub-Account to another or to the Fixed Account, subject to any limits that we or the Funds may impose.

-	You may transfer amounts from the Fixed Account, subject to our transfer rules in effect at time of transfer.

CONTRACT RISKS

The Variable Account

-	We have established a separate account ( the "Variable Account") to fund the variable insurance benefits under your Policy.

-	The assets of the Variable Account are free from our general creditor's claims.

-	The Variable Account is divided into Sub-Accounts.

-	Each Sub-Account invests exclusively in shares of a corresponding mutual fund.

-
When You choose Sub-Accounts in the Variable Account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Sub-Accounts You have elected.  These conditions include, but are not limited to

-	inflationary forces,

-	changes in rates of return available from different types of investments,

-	changes in employment rates and

-	the presence of international conflict.

-	With such Sub-Accounts, You assume all investment risk. Investment risk is the risk of poor investment performance.

-	Poor investment performance can result in a loss of all or some of your investment.

-	A comprehensive discussion of the risks of such Sub-Accounts may be found in the underlying Fund's prospectus.

-	It is unsuitable to purchase a life insurance policy as a short-term investment vehicle.

-
This Policy is unsuitable if You plan to surrender it to meet short-term needs because the Premium Expense Load is higher in the early Policy Years.  The “Premium Expense Load” is a charge imposed on the premium at the time the Company receives it.  The Charge consists of an element to cover State and Federal tax obligations and an element to cover costs of issuing and selling the Policy.  See the Fee Tables following the Risk/Benefit Summary for the Charges and also a detailed description in the Charges, Deductions and Refunds section within the prospectus.

Right to Return Policy Period

You may return the Policy and receive a refund within 10 days (or a longer period if required by applicable state law) beginning when You receive the Policy.  Please see the Right To Return Policy Period section on pages 12-13 for additional detail.

What if Charges and Deductions Exceed Account Value?

Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay all charges and deductions then due.  If this occurs, we will send You written notice and allow You a 61 day grace period.  If You do not make a premium payment within the grace period sufficient to cover all charges and deductions due, the Policy will terminate at the end of the grace period.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that You should consider.  You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits and surrenders.

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy.  The first table describes the expenses that You will pay at the time that You buy the Policy and at the time of each subsequent premium payment.
TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Premium Expense Load1 On Premium up to and Including Target Premium Maximum Charge: Current Charge: On Premium in Excess of Target Premium Maximum Charge: Current Charge:	Upon premium receipt Upon premium receipt	(as a % of premium) 12.5% 7.5% 5.5% 2.5%
Illustration Charge	Upon fulfillment of illustration request in any Policy Year	$25.00 per illustration

The next table describes the fees and expenses that You will pay periodically during the time You own the Policy, not including Fund fees and expenses.
PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Deferred Expense Load on Policy Year 1 Premium2 Maximum Charge: Current Charge:	On the Policy Anniversary	(as a % of premium up to and including Target Premium)
1.0% 0.40%
Cost of Insurance3	At the end of each Policy Month	(per $1000 of Policy Net Amount at Risk)
Maximum Charge:
Minimum Charge for 2001 CSO:
Minimum Charge for 1980 CSO:
Representative Owner Charge for 2001 CSO4:
Representative Owner Charge for 1980 CSO4: (male, preferred, non-tobacco, Issue Age 45, Policy Year 1)
$83.33 $0.06 $0.07 $0.14 $0.23
Mortality and Expense Risk Charge5

Maximum Charge:
Current Charge for 2001 CSO for Policies with Investment Start Dates on and after February 1, 2011:
Current Charge for 2001 CSO for Policies with Investment Start Dates before February 1, 2011:
Current Charge for 1980 CSO:
	Daily	(on the assets allocated to the investment options in the Variable Accounts)
0.90% 0.38% 0.45% 0.50%
Monthly Expense Charge Maximum Charge: Current Charge:	At the beginning of each Policy Month	$15.00 $5.00
Loan Interest6 Maximum Charge:	At the end of each Policy Year	(as a % of Policy Debt) 5.0%
Flat Extra Charge7 Maximum Charge:	At the beginning of each Policy Month	(per $1000 of Specified Face Amount and APB Rider Face Amount) $50.00

OPTIONAL CHARGE (FOR ADDITIONAL PROTECTION BENEFIT RIDER):
Charge	When Charge is Deducted	Amount Deducted
Additional Protection Benefit Rider8

Maximum Cost of Insurance Charge:
Minimum Cost of Insurance Charge for 2001 CSO:
Minimum Cost of Insurance Charge for 1980 CSO:
Representative Owner Cost of Insurance Charge for 2001 CSO4:
Representative Owner Cost of Insurance Charge for 1980 CSO4:
(male, preferred, non-tobacco, Issue Age 45, Policy Year 1)
	At the end of each Policy Month	(per $1000 of APB Rider Net Amount at Risk) $83.33 $0.06 $0.07 $0.14 $0.23

The next table describes the Fund fees and expenses that You will pay periodically during the time that You own the Policy.  The table shows the minimum and maximum fees and expenses charged by any of the Funds and deducted from Fund assets.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.
ANNUAL FUND OPERATING EXPENSES (deducted by each Fund on the average daily net asset value of each Fund)
Total Annual Fund Expenses (reflects management fees, distribution [and/or service](12b-1) fees and other expenses)	Minimum	Maximum
	0.27%	1.55%
1The elements making up the Premium Expense Load are discussed on pages 22-23.  The Load is deduced from premium received and will not exceed 12.5% in Policy Years 1-7 and 3.25% thereafter.
2The elements making up the Deferred Expense Load on Policy Year 1 Premium are discussed on page 24.  The Load is deducted from the assets allocated to the investment options, is deducted in Policy Years 1-7 and will not exceed 1.0%.
3The charge varies based on the length of time the Policy has been in force, the Insured's Issue Age, sex, rating class, and applicable mortality tables.  For Policies with an Investment Start Date on or before November 30, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.  For Policies with an Investment Start Date on or after December 1, 2008, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.  The charge is for the Specified Face Amount and does not include any charge for the Additional Protection Benefit Rider.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.  The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 80, Policy Year 40 (20 for 1980 CSO).  The minimum charge possible is for an Insured female, preferred, non-tobacco, Issue Age 20, Policy Year 1.  The charges shown are monthly charges and are deducted on a monthly basis.
4It is assumed the owner and the Insured are the same person.  Charges shown are those currently applicable.
5The Mortality and Expense Risk charge is deducted in all Policy Years.  The charge shown is an annual charge.  The charge is deducted on a daily basis.
6Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt.  It is 5.0% in Policy Years 1-10 and 4.25% thereafter.
7For Policies with Investment Start Dates before July 27, 2009, the maximum Flat Extra Charge per $1000 of Specified Face Amount and APB Rider Face Amount is $20.00.
8The charge varies based on the length of time the Policy has been in force, the Insured's Issue Age, sex, rating class, and applicable mortality tables.  For Policies with an Investment Start Date on or before November 30, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.  For Policies with an Investment Start Date on or after December 1, 2008, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.  The charge is for the Additional Protection Benefit Rider and does not include any charge for the Specified Face Amount.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.  The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 80, Policy Year 40 (20 for 1980 CSO).  The minimum charge possible is for an Insured female, preferred, non-tobacco, Issue Age 20, Policy Year 1.  The charges shown are monthly charges and are deducted on a monthly basis.

About Who We Are

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970.  We do business in 49 states, the District of Columbia, Puerto Rico and the Virgin Islands.  We have an insurance company subsidiary that does business in New York.  Our executive office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial").  Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges.

The Variable Account

Sun Life of Canada (U.S.) Variable Account G is one of our separate accounts established in accordance with Delaware law on July 25, 1996.  The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us.  We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account.  The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws.  The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business.  Our obligations for the fixed account allocations and death benefits payable under the Policies are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust.  That registration does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account may be deregistered if registration is no longer required under applicable Federal securities laws. We may continue, at our election, to operate the Variable Account as a unit investment trust or other form of investment company.  All determinations will be made by our Board of Directors.  In the event of any change in the registration status of the Variable Account, we will notify all policyholders and any regulatory authorities requiring notice of such change.  We may amend the Policy to reflect the change and take such other action as may be necessary and appropriate to effect the change.

The Variable Account is divided into Sub-Accounts.  Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund).  We may in the future add new or delete existing Sub-Accounts.  The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts.

The Funds

The Policy offers several mutual fund options shown on page 1.  Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.  More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”).  The Fund Prospectuses should be read in connection with this prospectus.  A copy of each Fund Prospectus may be obtained by calling 888-594-2654, or writing to Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, MA 02481.

Although the investment objectives and policies of the Funds may be similar to those of other mutual funds managed by the Funds’ investment advisers, the investment results of the Funds can differ significantly from those of such other mutual funds.  Some of the Funds’ investment advisers may compensate us for administering the Funds as investment options under the Policy. Such compensation is paid from advisers’ assets.

Fees and Expenses of the Funds.  Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and other expenses.  The management fees are charged by each Fund's investment adviser for managing the Fund and selecting its portfolio of securities.  Other expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund, and actual expenses may vary.

Because they are assessed at the Fund level, You will indirectly bear the fees and expenses of the Funds You select.  The table presented earlier in this prospectus shows the range of fees and expenses paid by the Funds as a percentage on average net asset value of each Fund.  These fees and expenses are more fully described in the Fund Prospectuses.  The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

Potential Conflicts.  We, as well as other affiliated and unaffiliated insurance companies, may also purchase shares of the Funds on behalf of other separate accounts used to fund variable benefits payable under other variable life insurance and variable annuity contracts.  As a result, it is possible, though we do not anticipate, that a material conflict may arise between the interests of our policyowners with respect to the Variable Account and those of other variable contractowners with respect to the other separate accounts that participate in the Funds.  The Funds have agreed to monitor themselves for the existence of any material conflict between the interests of variable contractowners.  In the event of such a conflict involving a Fund, we will take any steps necessary to remedy the conflict including withdrawing the assets of the Variable Account from the Fund.  If the Variable Account or another separate account withdraws its assets from a Fund for this reason, the Fund may be forced to sell its portfolio securities at disadvantageous prices which would negatively affect the investment performance of the corresponding Sub-Account.

Our General Account

Our general account consists of all of our assets other than those in our variable separate accounts.  Subject to applicable law, we have sole discretion over the investment of our general account assets.

Interests in our general account offered through the Fixed Account investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

An allocation of premium to the Fixed Account does not entitle You to share in the investment experience of our general account.  Instead, we guarantee that your Fixed Account allocation will accrue interest daily at an effective annual rate of at least 2%, without regard to the actual investment experience of our general account.  Interest in excess of the guaranteed rate may be applied to the amount in the Fixed Account at such increased rates and in such a manner as we may determine, based on our expectations of future experience with respect to interest, mortality costs, persistency, expense, taxes, as well as the size, timing and frequency of deposits.

About the Policy

This prospectus describes the material provisions of the Policy.  The Policy, as issued, may differ in some respects due to the insurance laws and regulations of the state where the Policy is issued.

Application and Issuance.  To apply for a Policy, You must submit an application to our Principal Office.  We will then follow underwriting procedures designed to determine the insurability of the proposed Insured.  We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis.  The proposed Insured generally must be less than 81 years old for a Policy to be issued.  For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that You provide us with such additional information as we may deem necessary, before an application is approved.

To qualify for an expanded guaranteed issue or guaranteed issue underwriting basis, a proposed Insured must submit underwriting information and be pre-approved for such underwriting basis.  Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  We will not issue a Policy until the underwriting process has been completed to our satisfaction.  In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

Death Benefit Compliance Test.  The Policy must, at all times, satisfy the legal standard of the Cash Value Accumulation Test for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law.  The Death Benefit must effectively always equal or exceed your gross cash surrender value multiplied by a certain percentage (the “Death Benefit Percentage”).  The Death Benefit Percentages for the Cash Value Accumulation Test vary by Attained Age and sex.

Initial Premium Payment.  A Minimum Premium will be due and payable as of the Issue Date.  The Minimum Premium is generally that which will sustain the Policy for three months from its Issue Date.  The amount of Minimum Premium is determined by the Specified Face Amount, APB Rider Face Amount, death benefit option election and risk and underwriting classification of the Insured.  Pending approval of your application, we will allocate any premium payments You make to our general account.  If your application is not approved, we will promptly return your premium payments.

Upon approval of your application, we will issue to You a Policy on the life of the Insured which will set forth your rights and our obligations.  The Issue Date is the date specified as such in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured.  The Investment Start Date is the date the first premium is applied which will be the latest of-

-	the Issue Date, or

-	the date we approve the application for the Policy, or

-	the date You pay a premium equal to or in excess of the Minimum Premium.

You will receive a confirmation statement that will provide the Investment Start Date.

Insurable Interest Requirement.  You must have an insurable interest in the life of the Insured up to the full amount of insurance coverage.  Otherwise, the Policy will not qualify as life insurance under applicable state insurance and federal tax law.  You should consult with a qualified adviser when determining the amount of coverage and before taking any action to increase the amount of existing coverage to ensure that You have an insurable interest for the full amount of coverage.

Right to Return Policy Period.  If You are not satisfied with the Policy, You may return it by delivering or postmarking it to our Principal Office or to the sales representative through whom You purchased the Policy within 10 days from the date of receipt (unless a different period is applicable under state law) (the “Right to Return Policy Period”).

If You return the Policy during the Right to Return Policy Period, the Policy will be deemed void and You will receive a refund equal to the sum of-

-	the difference between any premium payments made, including fees and charges, and the amounts allocated to the Investment Options;

-	the value of the amounts allocated to the Investment Options on the date the cancellation request is received by us or the sales representative through whom You purchased the Policy; and

-	any fees or charges imposed on amounts allocated to the Investment Options.

If required by applicable state insurance law, however, You will receive instead a refund equal to the greater of  premium payments made and premium payments made plus money market return.  Unless You are entitled to receive a full refund of premium, You bear all of the investment risks with respect to the amount of any net premiums allocated to the Variable Account during the Right to Return Policy Period with respect to the Policy.

If You are entitled under applicable state law to receive a full refund during the Right to Return Policy Period, we will allocate the net premium payments to the Fidelity® VIP Money Market Portfolio Sub-Account during that period beginning on the Investment Start Date.  Upon expiration of the Right to Return Policy Period, we will reallocate your Account Value and allocate future net premium payments in accordance with your instructions.

Premium Payments

In general, You may choose the frequency and amount of any additional premium payments subject to the limits described below.  All premium payments should be made payable to Sun Life Assurance Company of Canada (U.S.) and mailed to our Principal Office.

General Limitations.  We reserve the right to limit the number of premium payments we accept on an annual basis.  No premium payment may be less than $100 without our consent, although we will accept a smaller premium payment if it is necessary to keep the Policy in force.  We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current Death Benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code.  If You provide satisfactory evidence of insurability, we can retain the premium and increase the Death Benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

Planned Periodic Premiums.  While You are not required to make premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our premium limits.  In general, the billing period must be annual or semiannual.  We will send reminder notices for the planned periodic premium at the beginning of each billing period unless reminder notices have been suspended as described below.  You are not required, however, to pay the planned periodic premium; You may increase or decrease premium payments, subject to our limits, and You may skip a planned payment or make unscheduled payments.  You may change your planned payment schedule or the billing period, subject to our approval.  Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy.  We reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period).  We will notify You prior to suspending reminder notices.  We will also suspend reminder notices at your written request.

Allocation of Net Premium.  Net Premium is the amount You pay as premium minus the Premium Expense Load.  The Premium Expense Load covers State and Federal tax liabilities related to premium.  We will allocate Net Premium among the Investment Options in accordance with your allocation instructions, except during the Right to Return Policy Period as described above.  You will be required to specify initial allocation percentages at the time of application.  While there are no limitations concerning the number of Investment Options to which Net Premium may be allocated, we reserve the right to impose minimum allocation amounts, as determined by the Fund, for any or all Investment Options.

You may change the allocation of future Net Premium at any time by submitting an acceptable request to us.  An allocation change will be effective as of the date we receive your request for that change, provided that it is received on a Valuation Date before the close of the New York Stock Exchange.  If a request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will become effective on the next Valuation Date.

Modified Endowment Contract.  Less favorable federal tax rules apply to life insurance policies that are defined as “Modified Endowment Contracts.”  One way the Policy could become a Modified Endowment Contract is if You pay premiums in excess of applicable tax law limitations.

We will notify You or your sales representative within one business day if we receive a premium that would, in our opinion, cause the Policy to become a Modified Endowment Contract.  We will not credit the premium unless we receive specific instructions from You to do so.  Any such premium will be held, for a period not to exceed 90 days, in a non-interest bearing account.  This premium will be refunded at the end of the 90 day period if we have not received specific instruction from You concerning the premium.

Additional Protection Benefit Rider (APB Rider)

The Policy may be issued with an APB Rider.  This rider provides life insurance coverage, annually renewable to Insured's Attained Age 121 (100 if 1980 CSO applies), on the life of the Insured equal to the amount of the APB Rider Death Benefit.  You will be required to specify the initial APB Rider Face Amount in the policy application.

The cost of insurance associated with the APB Rider is deducted from the Account Value as part of the Monthly Cost of Insurance deduction.  This portion of the Monthly Cost of Insurance deduction for the APB Rider cost of insurance will cease when the APB Rider is terminated.  The applicable guaranteed maximum Monthly Cost of Insurance Rates for the APB Rider Death Benefit do not exceed those for the Base Death Benefit.

Target Premium is the amount of premium specified as such in the Policy, used to determine the Premium Expense Load and Deferred Expense Load on Policy Year 1 Premium.  Target Premium is equal to (the Specified Face Amount divided by 1000) multiplied by the Target Premium Factor.  Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount.

Two otherwise identical Policies with the same Total Face Amount will have different Target Premiums depending on how much of the Total Face Amount is attributable to the Specified Face Amount versus the APB Rider Face Amount.  Target Premium will be lower for the Policy which has the greater APB Rider Face Amount because the Target Premium calculation uses the Specified Face Amount not the Total Face Amount.  Lower Target Premium results in lower Premium Expense Loads and Deferred Expense Loads on Policy Year 1 Premium.

An APB Rider will also terminate on the earliest of-

-	our receipt of your written request for termination,

-	the lapse of the Policy because of insufficient value,

-	the Insured’s Attained Age 121 (100 if 1980 CSO applies), or

-	the termination of the Policy.

Death Benefit

Policy Proceeds.  If the Policy is in force at the time of the Insured’s death, the Insured has not Attained Age 121 (100 if 1980 CSO applies) and we have received Due Proof of the Insured’s death, we will pay your designated beneficiary a lump sum amount equal to-

-	the amount of the Base Death Benefit, minus

-	the amount of any outstanding Policy Debt, plus

-	the amount of any APB Rider Death Benefit, plus

-	the amount of any other supplemental benefits.

The amount of the Base Death Benefit depends upon the death benefit option in effect at the time of the Insured’s death.

For Insureds who have Attained Age 121 (100 if 1980 CSO applies) at death, Policy Proceeds equal the Gross Cash Surrender Value minus outstanding Policy Debt.

Death Benefit Options.  The Policy has three death benefit options.  You will be required to select one of them in the policy application.

 Option A-Specified Face Amount.  Under this option, the Base Death Benefit is the greater of-

-	the Policy’s Specified Face Amount, or

-	the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.

Option B-Specified Face Amount Plus Gross Cash Surrender Value. Under this option, the Base Death Benefit is the greater of-

-	the Specified Face Amount plus the Gross Cash Surrender Value, or

-	the Gross Cash Surrender value multiplied by the applicable Death Benefit Percentage.

Option C-Specified Face Amount Plus Cumulative Premiums Paid. Under this option, the Base Death Benefit is the greater of-

-	the Specified Face Amount plus the sum of all premiums paid less any partial surrenders, or

-	the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.

If the Insured dies while the Policy is in force, we will make a lump sum payment when we receive due proof of that death.  Through the Insured’s Attained Age 121 (100 if 1980 CSO applies), the Death Benefit used to determine Policy Proceeds is based on the death benefit option, the Specified Face Amount and Gross Cash Surrender Value in effect on the Insured’s date of death.  After the Insured’s Attained Age 121 (100 if 1980 CSO applies), any death benefit provided by rider terminates and the Death Benefit will be equal to the Gross Cash Surrender Value.

You should note that the Policy may not qualify as life insurance after the Insured’s Attained Age 100, which may result in adverse tax consequences.  You should consult your tax advisor prior to continuing the Policy beyond the Insured’s Attained Age 100.

Changes in the Death Benefit Option.  You may change the death benefit option, subject to our underwriting rules in effect at the time of the change.  Requests for a change must be made in writing to us at our Principal Office.  The effective date of the change will be the Policy Anniversary on or next following the date of receipt of your request.

APB Rider Death Benefit.  The APB Rider Death Benefit is the Total Death Benefit minus the Base Death Benefit.  For Option A, the Total Death Benefit is the greater of a) the Total Face Amount and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.  For Option B, the Total Death Benefit is the greater of a) the Total Face Amount plus the Gross Cash Surrender Value and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.  For Option C, the Total Death Benefit is the greater of a) the Total Face Amount plus the sum of all premiums paid less any partial surrenders and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.  The Total Face Amount is equal to the Specified Face Amount plus the APB Rider Face Amount.

Minimum Face Amount.  Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount.  In general, the Total Face Amount must be at least $50,000, of which the Specified Face Amount must be at least $5,000.  We reserve the right to waive these minimums.

Changes in Face Amount.  You may change the Specified Face Amount and, if applicable, the APB Rider Face Amount, subject to our underwriting rules in effect at the time of the change.  Unless You specify otherwise, we will first apply a change to the APB Rider Face Amount to the extent possible.  You must send your request for a change to us in writing.  The effective date for changes will be-

-	for any increase in coverage, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for the increase; and

-	for any decrease in coverage, the Monthly Anniversary Day that falls on or next follows the date we receive your request.

Increases in Face Amount.  An increase in the Specified Face Amount and, if applicable, the APB Rider Face Amount, is subject to our underwriting rules in effect at the time of the increase.  You may be required to submit satisfactory evidence of the Insured’s insurability.  The cost of insurance charges applicable to an increase in Specified Face Amount and APB Rider Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.  Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increase.

Decreases in Face Amount.  The Specified Face Amount may not decrease to less than the Minimum Specified Face Amount specified in the Policy.  Similarly, a decrease in Specified Face Amount or APB Rider Face Amount may not decrease the Total Face Amount to an amount less than the Minimum Total Face Amount specified in the Policy.  A decrease in face amount will be applied-

-	first, to the most recent increase;

-	second, to the next most recent increases, in reverse chronological order; and

-	finally, to the initial face amount.

Account Value

Your Account Value is the sum of the amounts in each Investment Option plus the amount of the Loan Account.

We measure the amounts in the Sub-Accounts in terms of Units and Unit Values.  On any given day, the amount You have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Sub-Account.  The Units for each Sub-Account will have different Unit Values.

Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account.  Units are redeemed when You make partial surrenders, undertake policy loans or transfer amounts from a Sub-Account, and for payment of the Mortality and Expense Risk Charge, the Monthly Expense Charge, the Deferred Expense Load on Policy Year 1 Premium and the Monthly Cost of Insurance Charge.  The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account.  A Valuation Date is any day on which the New York Stock Exchange is open for business and valuation will occur at the close of the New York Stock Exchange.  The New York Stock Exchange historically closes on weekends and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

For the first Valuation Date of each Sub-Account, the Unit Value is established by us.  The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor.  The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.  The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, a premium received at our Principal Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the New York Stock Exchange on a Valuation Date.  In those instances, the premium will be credited on the next Valuation Date.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Business Day we approve the policy application or the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Account Value for Investment Options.  The Account Value on the Investment Start Date equals-

-	that portion of Net Premium received and allocated to the Investment Options, minus

-	the Monthly Expense Charges due on the Issue Date and subsequent Monthly Anniversary Days through the Investment Start Date, minus

-	the Monthly Cost of Insurance deductions due from the Issue Date through the Investment Start Date.

The Account Value for Investment Options on subsequent Valuation Dates is equal to-

-	the Account Value attributable to each Sub-Account on the preceding Valuation Date multiplied by that Sub-Account’s Net Investment Factor, minus

-	the Daily Risk Percentage multiplied by the number of days in the Valuation Period multiplied by the Account Value in the Sub-Account, plus

-	the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus

-	that portion of Net Premium received and allocated to each Investment Option during the current Valuation Period, plus

-	that portion of any loan repayment, including repayment of loan interest, allocated to an Investment Option during the current Valuation Period, minus

-	that portion of any partial surrenders deducted from each Investment Option during the current Valuation Period, minus

-	that portion of any Policy loan transferred from each Investment Option to the Loan Account during the current Valuation Period, minus

-	any illustration charge assessed during the current Valuation Period, minus

-	if a Policy Anniversary occurs during the current Valuation Period, that portion of the Deferred Expense Load on Policy Year 1 Premium charged to each Investment Option, minus

-	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Expense Charge for the Policy Month just beginning charged to each Investment Option, minus

-	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Cost of Insurance for the Policy Month just ending charged to each Investment Option, minus

-	if You surrender during the current Valuation Period, that portion of the pro-rata Monthly Cost of Insurance for the Policy Month charged to each Investment Option.

Net Investment Factor.  The Net Investment Factor is used to measure the Sub-Account’s investment performance from one Valuation Period to the next.  This factor will be greater or less than or equal to one, corresponding to a positive or negative or to a lack of change in the Sub-Account’s investment performance for the preceding Valuation Period.  Although we do not currently take any federal, state or local taxes into account when determining the Net Investment Factor, we reserve the right to do so.  The Net Investment Factor for each Sub-Account for any Valuation Period is determined by dividing the net result of-

-the net asset value of a Fund share held in the Sub-Account determined as of the end of the Valuation Period, plus

-the amount of any dividend or other distribution declared on amounts held in the Sub-Account if the “ex-dividend date” occurs during the Valuation Period, which for some assets will not be credited with investment experience until the dividend is paid, plus or minus

-a credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account, by the net asset value of a Fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

Account Value in the Loan Account.  The Account Value in the Loan Account is zero on the Investment Start Date.

The Account Value in the Loan Account on any day after the Investment Start Date equals-

-	the Account Value in the Loan Account on the preceding day credited with interest at the rate specified in the Policy as the “interest credited on Loan Account rate” of 4%, plus

-	any amount transferred from any Investment Option to the Loan Account for Policy loans requested on that day; minus

-	any loan repayments made on that day.

Policy loans, with interest charged at the applicable rate, is “Policy Debt”. Policy Debt is not part of the Loan Account. Policy Debt increases by unpaid loan interest and reduces the Policy Proceeds and the Cash Surrender Value.

Insufficient Value.  If the Account Value minus the outstanding Policy Debt is less than or equal to zero on a Valuation Date, then the Policy will terminate for no value, subject to the grace period described below.

Grace Period.  If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period.  This grace period will allow 61 calendar days from that Valuation Date for the payment of a Net Premium sufficient to cover the daily, monthly and annual deductions due for charges under the Policy from the Account Value.  Notice of premium due will be mailed to your last known address or the last known address of any assignee of record.  We will assume that your last known address is the address shown on the policy application (or notice of assignment), unless we have received satisfactory notice of a change in address.  If the premium due is not paid during the grace period, then the Policy will terminate without value at the end of the 61 day period without further notice.  The Policy will continue to remain in force during this grace period.  If the Policy Proceeds become payable during the grace period, they will be reduced by any overdue deductions unless state law dictates otherwise.  If the Policy terminates by reason of insufficient value, there is generally no right to reinstate the coverage.

Insured's Attained Age 121 (or 100 if 1980 CSO applies).  At the Insured’s Attained Age 121 (100 if 1980 CSO applies), no further premium will be accepted.  The Account Value will be determined in the same manner as it was prior to the Insured's Attained Age 121 (100 if 1980 CSO applies), except that no further deduction for Monthly Cost of Insurance will be made.

The Policy may not qualify as life insurance beyond the Insured’s Attained Age 100, not Attained Age 121, which may result in adverse tax consequences.  We recommend that You receive counsel from your tax advisor.

Enhancement Benefit.  An Enhancement Benefit may be provided if You surrender the Policy and such surrender is not made pursuant to an exchange under Section 1035 of the Internal Revenue Code (or any successor provision).  The amount available for Policy loan or partial surrender will not increase by any Enhancement Benefit.

The Enhancement Benefit represents a return of a portion of the charges paid under the Policy.

When a charge is based on the Account Value, the Account Value will not include the Enhancement Benefit.  When a charge is based on the Gross Cash Surrender Value, the Gross Cash Surrender Value, as defined, includes the Enhancement Benefit.

On a current basis, an Enhancement Benefit is available during the Enhancement Period (the first twelve Policy Years) and is calculated as follows:

-	Prior to the payment of the initial Premium, the Enhancement Benefit is zero.

-
Whenever a Premium Expense Load, a Deferred Expense Load on Policy Year 1 Premium or a Monthly Expense Charge is deducted during the Enhancement Period, the Enhancement Benefit is increased by 100% of each such load or charge and is then decreased each subsequent month during the Enhancement Period.

-
Whenever a Monthly Cost of Insurance charge is deducted during years 1-7 of the Enhancement Period, the Enhancement Benefit is increased by a percentage, which decreases over time, determined in accordance with the following formula:

-	[(84 – M) divided by 84] multiplied by 100 where M equals the number of months elapsed since the beginning of the Enhancement Period.

-	The Enhancement Benefit is zero after the end of the Enhancement Period.

The Enhancement Benefit is payable with respect to each Policy owned by the policyowner, and is not contingent upon surrender of all such Policies.

Splitting Units.  We reserve the right to split or combine the value of Units.  In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

Transfer Privileges

You normally may transfer all or a portion of your Account Value among Sub-Accounts and into the Fixed Account.  Transfers from the Fixed Account may not exceed the greater of the transfer percentage multiplied by the highest Fixed Account value over the transfer period and the transfer minimum.  The transfer percentage, transfer period and transfer minimum are shown in the Policy.  We will make transfers pursuant to an acceptable request to our Principal Office.  An “acceptable request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account or the Fund.

An acceptable transfer request will be executed as of the date our Principal Office receives your request provided that it is received on a Valuation Date before the close of the New York Stock Exchange.  If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will be processed effective on the next Valuation Date.  The Unit Value of Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.

You may transfer a specified dollar amount or a specified percentage of the Investment Option’s value.

All transfers are subject to our consent.  We reserve the right to impose limitations on transfers, including, but not limited to-

-	the minimum amount that may be transferred;

-	the frequency of transfers; and

-	the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account.

We will notify You in writing of the imposition of a transfer limitation.  We do not reserve any right to impose charges for transfers.  Any restrictions on transfers will apply to all policyowners in a non-discriminatory fashion.

Short-Term Trading

The Policy is not designed for short-term trading.  If You wish to employ such strategies, do not purchase a Policy.  Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to Owners.  Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of Account Value.  As described above under "Transfer Privileges," the Policy includes the right to limit the frequency of transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account Option).  For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privileges", such as requiring transfer requests to be submitted in writing through regular first-class U.S., mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party.  We may also impose special restrictions on third parties that engage in reallocations of Policy values.  We may limit the frequency of the transfer and prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in good order.  Therefore, neither side of the requested transaction will be honored.  We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interest of the relevant underlying Fund and other of the Company’s contract owners and Owners, in certain instances such as:

-	when a new broker of record is designated for the Policy;
-	when necessary in our view to avoid hardship to an Owner;
-	when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks.  The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks.  Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Harmful Trading Policies.  In addition to the restrictions that we impose (as described above under Short-Term Trading and under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares.  These policies (the “Funds’ Harmful Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund.  The Funds’ Harmful Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Harmful Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers).  If a Fund identifies You as having violated the Fund’s Harmful Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund.  Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Harmful Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund.  You should review and comply with each Fund’s Harmful Trading Policies, which are disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as:  (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions.  As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased.   Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and under Transfer Privileges.  Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.  For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers.  If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

Accessing Your Account Value

Surrender.  By written request, You may surrender the Policy for its Cash Surrender Value at any time.  The date the surrender is processed, the insurance coverage and all other benefits under the Policy will terminate.  The Cash Surrender Value is-

-	the Account Value, minus

-	the outstanding balance of any outstanding Policy Debt; plus

-	any Enhancement Benefit

Partial Surrenders.  You may make a partial surrender of the Policy once each Policy Year after the first Policy Year by request to our Principal Office in a form satisfactory to us.  The amount of any partial surrender may not exceed the Account Value minus any outstanding Policy Debt.  It will be payable in a lump sum.  Partial surrenders may have tax consequences.  The Total Face Amount may be reduced in connection with a partial surrender depending on the then current risk status of the Insured.  The Insured may provide evidence of insurability.  The Total Face Amount will not be reduced if the Insured remains an acceptable risk under our then current underwriting standards.  If evidence is not provided or the Insured is not an acceptable risk, the Total Face Amount will be reduced to the extent necessary so that the Net Amount at Risk after the partial surrender does not exceed the Net Amount at Risk before the surrender.

You may allocate a partial surrender among the Investment Options.  If You do not specify the allocation, then we will allocate the partial surrender among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the partial surrender.

Policy Loans.  Using the Policy as collateral, You may request a policy loan of your Account Value, decreased by the balance of any outstanding Policy Debt on the date the policy loan is made and by the projected deductions due to the next Policy Anniversary.  We will transfer Account Value equal to the amount of the policy loan from the Investment Options to the Loan Account on the date the policy loan is made.  Amounts in the Loan Account accrue interest daily at an effective annual rate of 4%.

You may allocate the policy loan among the Investment Options.  If You do not specify the allocation, then we will allocate the policy loan among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the policy loan.

Interest on the policy loan will accrue daily at an annual rate of 5% in Policy Years 1 through 10 and 4.25% thereafter.  This interest will be due and payable to us in arrears on each Policy Anniversary.  Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and in the same manner as the prior policy loan.

The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All amounts paid by You that we receive will be credited to the Policy as premium unless we have received acceptable notice that the funds are to be applied to repay a policy loan.  It is generally advantageous to repay a loan rather than to make a premium payment, because premium payments incur expense charges but loan repayments do not.  Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans.  We will accept repayment of any policy loan at any time while the Policy is in force.  The amount of the loan repayment up to the outstanding balance of the policy loan will be transferred from the Loan Account to the Investment Options.  You may allocate the loan repayment among the Investment Options.  If You do not specify the allocation, then we will allocate the loan repayment among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value minus the Loan Account immediately prior to the loan repayment.  We reserve the right to require that loan repayments, up to the amount of the loan allocated to the Fixed Account, first be allocated back to the Fixed Account.

Deferral of Payment.  We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of notice for payment or, in the case of death of the Insured, Due Proof of such death.  Payment of any amount payable from the Variable Account on death, surrender, partial surrender or policy loan may be postponed whenever-

-	the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on that exchange is otherwise restricted;

-	the SEC, or other regulatory agency with jurisdiction, by order, permits postponement for the protection of policyowners; or

-
an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account.

We reserve the right to defer payment of any portion of the Cash Surrender Value, policy loan or partial surrender payable from the Fixed Account for a period not exceeding six months from the date we receive your surrender or loan request.

Charges, Deductions and Refunds

Premium Expense Load.  We deduct a load from each premium payment which includes two elements. One element covers State and Federal tax obligations.  The second element covers costs of issuing and selling the Policy, including sales commission, marketing allowance to broker-dealers, cost of printing the prospectuses and marketing materials and advertising expenses.  The costs of issuing the Policy are those that are not covered by other explicit charges, including the review of applications, processing the applications and establishing policyowner records.  To the extent the costs exceed the Premium Expense Load, the Company will use general account assets, including any profits realized from the Mortality and Expense Risk Charges and Cost of Insurance charges.  The tax element is an estimate of anticipated taxes that we may pay to the Federal and State governments, blended into one rate for all policyowners.  A policyowner may pay more or less than the actual tax obligations applicable to the Policy.

Currently, the Premium Expense Load for Policy Years 1 through 7 is 7.5% on each premium payment up to and including Target Premium.  For premium paid in excess of Target Premium for all Policy Years, the current Premium Expense Load is 2.5% on premium paid in excess of Target Premium.

The Premium Expense Load for Policy Years 1 through 7 is guaranteed not to exceed 12.5% on each premium payment up to and including Target Premium and 5.5% on premium paid in excess of Target Premium.  The Premium Expense Load for Policy Year 8 and thereafter is guaranteed not to exceed 3.25% on all premium payments.

Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex.  We may reduce or waive the Premium Expense Load for certain group or sponsored arrangements and corporate purchasers.
Mortality and Expense Risk Charge.  We deduct a daily charge from the assets of the Variable Account for the mortality and expense risks we assume with respect to the Policy.  We may realize a profit from this charge.  This charge is based on the applicable Daily Risk Percentage, which we will from time to time determine based on our expectations of future interest, mortality experience, persistency, expenses, profit and taxes.  Expressed as an equivalent annual rate, the Daily Risk Percentage is guaranteed not to exceed 0.90% of assets.  For 2001 CSO Policies with Investment Start Dates on and after February 1, 2011, the current Daily Risk Percentage will be no greater than 0.38% of assets for Policy Years 1-20 and 0.10% thereafter.  For 2001 CSO Policies with Investment Start Dates before February 1, 2011, the current Daily Risk Percentage will be no greater than 0.45% of assets for Policy Years 1-10, 0.20% for Policy Years 11-20  and 0.10% thereafter.  For 1980 CSO Policies, the current Daily Risk Percentage will be no greater than 0.50% of assets for Policy Years 1-10 and 0.10% thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated.  The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.  Per state law, the Mortality and Expense Risk Charge may be referred to as a Product Risk Percentage.

Monthly Expense Charge.  We deduct a flat charge at the beginning of each month to cover administrative and other expenses actually incurred.  We will from time to time determine the applicable Monthly Expense Charge based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes, which will not exceed $15.00 in any Policy Month.  Currently, the Monthly Expense Charge is $5.00 per month.

Monthly Cost of Insurance.  We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage.  This charge is made, in arrears, at the end of each Policy Month.  We may realize a profit from this charge.  If You surrender the Policy on any day other than a Monthly Anniversary Day, we will deduct a cost of insurance charge on a pro-rata basis.

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where

(1)
is the Specified Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000.  The net amount at risk equals the Base Death Benefit at the end of the Policy Month before the deduction of the Monthly Cost of Insurance less the Gross Cash Surrender Value at the end of the Policy Month before the deduction of the Monthly Cost of Insurance;

(2)
is the APB Rider Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000.  The net amount at risk equals the APB Rider Death Benefit, which is the Total Death Benefit minus the Base Death Benefit, at the end of the Policy Month before the deduction of the Monthly Cost of Insurance; and

(3)	is any Flat Extra specified in Section 1of the Policy, times the Total Face Amount divided by 1000.

The maximum Specified Face Amount Monthly Cost of Insurance Rate and APB Rider Face Amount Monthly Cost of Insurance Rate is $83.33 per $1000 of Policy Net Amount at Risk and APB Rider Net Amount at Risk respectively.  The minimum charge is $0.06 for 2001 CSO and $0.07 for 1980 CSO.  The representative owner charge is $0.14 for 2001 CSO and $0.23 for 1980 CSO.  A representative owner is a male, preferred, non-tobacco, Issue Age 45, Policy Year 1.

The Account Value deduction occurs first to the initial Total Face Amount and second to successive increases.

The cost of insurance deductions described above are determined separately for the initial Specified Face Amount and the APB Rider Face Amount and each increase in Specified Face Amount or APB Rider Face Amount.

The Net Amount at Risk is affected by the performance of the Sub-Accounts to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial surrenders, transaction fees and periodic charges.  Monthly Cost of Insurance rates are based on the length of time the Policy has been in force and on the Insured's sex (except for unisex Policies), Issue Age, Class and table rating, if any.  We will from time to time determine the applicable rates based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes.  The expenses we consider will include, but not be limited to, any additional commissions we are required to pay as a result of any additional services that a corporate purchaser specifically requests or authorizes to be provided by our agent.  Any variations will be based on uniformly applied criteria that do not discriminate unfairly against any owner.  We anticipate the cost of insurance rates for coverage under the Policy to be less than the guaranteed maximum monthly rates shown in the Policy, unless the Insured has been rated a substandard risk.  For Policies with an Investment Start Date on or before November 30, 2008, the cost of insurance rates are based on the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables.  For Policies with an Investment Start Date on or after December 1, 2008, the cost of insurance rates are based on the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables.  Monthly cost of insurance rates for classes of Insureds with substandard risk ratings are based on multiples of the CSO Mortality Tables described above.

Deferred Expense Load on Policy Year 1 Premium.  A deduction for this expense load, which is assessed in Policy Years 2 through 7 and deducted on the Policy Anniversary, is based on premium payments in Policy Year 1 up to and including Target Premium.  This Load is deducted from assets allocated to the Investment Options.  The Premium Expense Load would be higher if the Deferred Expense Load on Policy Year 1 Premium was not imposed.  It is comprised of the same elements as the Premium Expense Load.  The tax element is an estimate of anticipated taxes that we may pay to the Federal and State governments, blended into one rate for all policyowners. The load is guaranteed not to exceed 1.0%.  Currently, the load will be no greater than 0.40%.

Other Charges and Expenses.  We reserve the right to impose a charge for in-force illustrations, as more fully described at page 25.  We currently do not impose a charge and guarantee any charge will not exceed $25.00.  In addition, the interest charged for outstanding loans as well as the interest credited to the Loan Account is more fully described at pages 21-22.  Lastly, a flat extra charge may apply if an Insured is a substandard risk.  A flat extra charge will not exceed $50.00 per $1000 of Specified Face Amount and APB Rider Face Amount. (For Policies with Investment Start Dates before July 27, 2009, the maximum flat extra charge is $20.00 per $1000 of Specified Face Amount and APB Rider Face Amount.)  It is deducted from the Account Value on a monthly basis and covers the additional mortality risks of the Insured borne by the Company.  A definition of “flat extra” is provided in the Glossary.

Directed Deductions.  You have the ability to direct from which Investment Options the Mortality and Expense Risk Charge, Monthly Expense Charge, Deferred Expense Load on Policy Year 1 Premium and Monthly Cost of Insurance Charge deductions are taken.  The deductions will be allocated among the selected Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value in all Investment Options selected.  If You do not specify the allocation, or to the extent the total Account Value in all Investment Options selected is less than the deduction, deductions will be allocated among Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the deduction.

APB Rider Charge.  The Account Value will be reduced monthly by the cost of this rider, if attached to the Policy.  We anticipate the rider's cost of insurance to be less than the guaranteed maximum monthly rates shown in the Policy for this rider.  For Policies with an Investment Start Date on or before November 30, 2008, the cost of insurance rates are based on the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables.  For Policies with an Investment Start Date on or after December 1, 2008, the cost of insurance rates are based on the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables.  Monthly rider cost of insurance rates for classes of Insured with substandard risk ratings are based on multiples of the CSO Mortality Tables described above.

Reduction of Charges.  We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose.  We may change our requirements based on experience.  We will determine the propriety and amount of any reduction.  No reduction will be unfairly discriminatory against the interests of any owner.

Termination of Policy

The Policy will terminate on the earliest of-

-	the date we receive your request to surrender,

-	the expiration date of the grace period due to insufficient value, or

-	the date of Insured’s death.

Other Policy Provisions

Alteration.  Our sales representatives do not have the authority to either alter or modify the Policy or to waive any of its provisions.  The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Assignments.  During the lifetime of the Insured, You may assign all or some of your rights under the Policy.  All assignments must be filed at our Principal Office and must be in a form satisfactory to us.  The assignment will then be effective as of the date You signed the form, subject to any action taken before it was recorded by us at our Principal Office.  We are not responsible for the validity or legal effect of any assignment.  Neither the Policy nor any of your rights or those of a beneficiary may be assigned or transferred without our permission.

Owner and Beneficiary.  The owner has the sole and absolute power to exercise all rights and privileges under the Policy without the consent of any other person unless You provide otherwise by written notice.  The beneficiary has no rights under the Policy until the death of the Insured.  A beneficiary is any person or entity, named in our records as the proper recipient of the Policy Proceeds.  You may change beneficiary by sending notice in a form satisfactory to us.  If there is no beneficiary living when the Insured dies, we will pay the Policy Proceeds under the Policy to You.  If You are also the Insured, the Policy Proceeds will be paid to your estate.

Reports to Owners.  We will send You a report at least once each Policy Year.  The report will show current policy values, premiums paid and deductions made since the last report.  It will also show the balance of any Policy Debt.  Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

Illustrations.  Upon request, we will provide You with a hypothetical illustration of future Account Value and Death Benefits.  Currently, we do not charge for the illustration but reserve the right to do so.  Any fee will not exceed $25.00.

Misstatement of Age or Sex.  If the age or sex (unless a unisex Policy) of the Insured is stated incorrectly in the Policy application, the amounts payable by us will be adjusted.

     Misstatement discovered at death-The Death Benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex (unless a unisex Policy).

     Misstatement discovered prior to death-If permitted by state law, the Account Value will be recalculated from the Issue Date using the Monthly Cost of Insurance rates based on the correct age or sex (unless a unisex Policy).

Suicide.  Unless state law otherwise requires, if the Insured, whether sane or insane, commits suicide within two years after the Issue Date, we will not pay any part of the Policy Proceeds.  We will refund to You the greater of (a) or (b) where:  (a) is the Cash Surrender Value and (b) is the premiums paid, minus the amount of any Policy Debt and minus any partial surrenders.

Incontestability.  All statements made in the application or in a supplemental application are representations and not warranties.  We will rely on these statements when approving the issuance, increase in total face amount, increase in Base Death Benefit over premium paid, or change in death benefit option of the Policy.  No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application.  In the absence of fraud (if permitted by state law), after a Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums.  However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after the increase has been in force during the lifetime of the Insured for two years from the effective date of the increase.  Any increase in Base Death Benefit over premium paid or increase in Base Death Benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase.

Addition, Deletion or Substitution of Investments.  Shares of any or all of the Funds may not always be available for purchase by the Sub-Accounts of the Variable Account or we may decide that further investment in any such shares is no longer appropriate.  In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the SEC.  In addition, the investment policies of the Variable Account will not be changed without the approval of the Insurance Commissioner of the State of Delaware.  We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts, subject to the approval of the Securities and Exchange Commission.  In the event of any substitution or other act described above, we may make appropriate amendment to the Policy to reflect the substitution.

Nonparticipating.  The Policy does not pay dividends.  The Policy does not share in our profits or surplus earnings.

Modification.  Upon notice to You, we may modify the Policy if that modification-

-	is necessary to make the Policy, the Variable Account or the Fixed Account comply with any law or regulation issued by a governmental agency to which we are subject;

-	is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

-	is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

-	adds, deletes or otherwise changes Investment Options.

When required, approval of the Securities and Exchange Commission will be obtained.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions.  In the event of any such modification, we may make appropriate amendment to the Policy to reflect the modification.

Entire Contract.  Your entire contract with us consists of the Policy, the application(s), any riders, any endorsements and any other attachments.  Any hypothetical illustrations prepared in connection with the Policy do not form a part of our contract with You and are intended solely to provide information about possible future performance, based solely upon data available at the time such illustrations are prepared.

Reinstatement.  If a reinstatement right is required by the insurance law of the state of Policy issue, the following provision applies.  The time in which reinstatement may be requested and the amount sufficient to put the Policy in force may vary by state.  Please contact your sales representative to determine if You have a reinstatement right, the time period during which reinstatement must be elected and the amount sufficient to put the Policy in force.

Before the Insured’s death, we may reinstate the Policy provided that the Policy has not been surrendered and You-

-make a request for reinstatement within three years from the date of termination;
-submit satisfactory evidence of insurability to us; and
-pay an amount, as determined by us, sufficient to put the Policy in force.

An amount sufficient to put the Policy in force is:

-the monthly deductions overdue at the end of the grace period; plus
-any excess of Policy Debt over Cash Value at the end of the grace period; plus
-three times the Monthly Cost of Insurance charges applicable at the date of reinstatement ; plus
-three times the Monthly Expense Charges applicable at the date of reinstatement.

Any Policy Debt at the time the Policy is terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.

The reinstated Policy will be incontestable after it has been in force during the lifetime of the Insured for two years from the effective date of reinstatement.

Voting Rights

We will vote shares of the Funds held in the Variable Account in accordance with instructions received from policyowners having interests in the corresponding Sub-Accounts, to the extent required by law.  We will provide each policyowner who has interests in a Sub-Account with the proxy materials of the corresponding Fund, together with an appropriate form for the policyowner to submit its voting instructions to us.  We will vote shares for which we receive no timely instructions, together with shares not attributable to any Policy, in the same proportion as those shares held by the Sub-Account for which we receive instructions.  As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

We will determine the number of shares for which You are entitled to provide voting instructions as of the record date established for the applicable Fund.  This number is determined by dividing your Account Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund.

We may, if required by state insurance regulators, disregard voting instructions if the instructions require shares to be voted to cause a change in the subclassification or investment objective of one or more of the Funds, or to approve or disapprove an investment advisory contract for a Fund.  In addition, we may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter of a Fund.  Our disapproval of any such change must be reasonable and, in the case of change in investment policies or investment adviser, based on a good faith determination that the change would be contrary to state law or otherwise inappropriate in light of the objectives and purposes of the Fund.  If we disregard voting instructions, we will include a summary of and the reasons for that action in our next periodic report to policyowners.

We reserve the right to vote shares held in the Variable Account in our own right, if permitted by applicable law.

Distribution of Policy

The Policy is offered on a continuous basis.  The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts  02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for sale of the Policy.  The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Policy Owner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.  The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven.  We may also pay a commission of-

-	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

-	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum of Account Value to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers.  The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.  The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation.  You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others.  Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

During 2008, 2009 and 2010, commission of $10,621,372, $8,128,808 and $9,179,790 respectively were paid and Clarendon did not retain any commissions in connection with the distribution of the Policies.

Federal Income Tax Considerations

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice.  You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively.  New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts.  The Internal Revenue Code of 1986, as amended (the “Code”), is not in force in the Commonwealth of Puerto Rico but certain residents of Puerto Rico may be subject to the Code’s income tax provisions. Thus, this summary will apply to their Policies.  For those residents not subject to such Code provisions, (1) some references in this summary will not apply to their Policies and (2) due to IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Puerto Rico Policy distributions and withdrawals occurring on and after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax adviser.  We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code.  Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value.  Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us.  Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account.  Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor.  We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law.  These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the Variable Account, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii) under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes.  Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract.  As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result.  In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements.  Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy.  The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues.  Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain.  It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

IRS Notice 2006-95 provides special guidance concerning the “reasonable mortality charge” requirements for certain changes made in 2009 or later to Policies with Investment Start Dates prior to 2009 based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables.  The Notice provides a safe harbor which would not require such changes to cause a pre-2009 Policy to become subject to the 2001 CSO mortality tables for purposes of Section 7702 of the Code.  If we determine that the safe harbor does not include a particular change, we will not permit You to make such change since to do so could cause your Policy to not qualify as life insurance under Section 7702.  Before requesting a change under a pre-2009 Policy, you should consult with a competent tax advisor on the potential impact of IRS Notice 2006-95.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code.  We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations.  The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test.  If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets.  In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.
Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances.  We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying.  Nevertheless, You should consult with a competent tax adviser on the potential impact of the “owner control” rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager.  Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the "owner control" rules because of the investment manager's control over assets held under the Policy.  However, because the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy, we do not believe that the application of the "owner control" rules to an investment manager (or its affiliate) should affect You.

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject.  Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Variable Account.  You bear the risk that You may be treated as the owner of Variable Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code.  Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy.  A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums.  If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level.  If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted.  A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.  We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract.  In general, You should consult a qualified tax adviser before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.
If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s Investment in the Policy (as defined below) and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax.  (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years.  Such a cash distribution is taxed in whole or in part as ordinary income.)  Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below).  Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy.  A 10% additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies ) of the policyowner and the policyowner’s Beneficiary.  These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual).  For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest on a federal income tax return.  You should consult a qualified tax adviser regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s Investment in the Policy (as defined below) is treated as ordinary income subject to tax and, if the Policy is a Modified Endowment Contract, the 10% additional tax discussed above may apply also.  Any loss incurred upon surrender generally is not deductible.  Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term “Investment in the Policy” means-

-	the aggregate amount of any premiums or other consideration paid for a Policy, minus

-	the aggregate amount received under the Policy which is excluded from the policyowner’s gross income (other than loan amounts), plus

-	the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income.  Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange.  In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser.  For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee.  Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.
The Code denies the income tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the amount received under the contract to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied.  These rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business.  Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisors regarding the applicability of these Code provisions to the proposed purchase.

A tax adviser should also be consulted with respect to the Treasury’s split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan.  Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.  There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

The Policy and the Policy Proceeds may be subject to federal tax, as well as state and local, estate, inheritance and other taxes due to the consequences of ownership or receipt of Policy Proceeds.  Tax obligations will depend on your individual circumstances and those of the beneficiary.  Please contact your tax advisor.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold.  The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

We believe that the purchase of a Policy is not currently subject to the income tax return disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4.  However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4 to your federal income tax return.

Under Code Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters.  We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

We believe that the customer list requirements of Code Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Other Information

State Regulation

We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware's Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations.  We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings
We, like other insurance companies, are involved in lawsuits, including class action lawsuits.  Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policies.

Experts

Actuarial matters concerning the Policy have been examined by Philip Johnson, FSA, MAAA, Assistant Vice President.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy.  It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement.  You may refer to the registration statement for additional information about us, the Variable Account, the underlying Funds and the Policy.

Financial Statements

Our financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks.  They should not be considered as bearing on the investment performance of the Variable Account or shares of any Fund held in the Variable Account.  Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

Appendix A

Glossary of Policy Terms

Account Value-The sum of the amounts in each Sub-Account of the Variable Account, the Fixed Account and the amount of the Loan Account.  Account Value does not include Policy Debt.  Policy Debt, which includes the amount of loans and interest charged, is not deducted from Account Value.  It is reflected in the amounts received upon surrender or payment of Policy Proceeds.  It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary-The same day in each succeeding year as the day of the year corresponding to the Issue Date.

APB Rider-An Additional Protection Benefit Rider (APB Rider) with which the Policy may be issued to provide additional life insurance coverage under the Policy.  The APB Rider terminates no later than the Insured's Attained Age 121 (100 if 1980 CSO applies).

APB Rider Death Benefit-The death benefit under the APB Rider.

APB Rider Face Amount-The amount of APB Rider coverage You request, as specified in your application, used in determining the Death Benefit.

APB Rider Net Amount at Risk-The APB Rider Net Amount at Risk is based on the insurance coverage provided by the APB Rider.

Attained Age-The Insured's Issue Age plus the number of completed Policy Years.

Base Death Benefit-The death benefit under the Policy, exclusive of any APB Rider Death Benefit or any other supplemental benefits.

Business Day-Any day that we are open for business.

Cash Surrender Value-The Gross Cash Surrender Value less the balance of any outstanding Policy Debt.

Class-The risk, underwriting, and substandard table rating, if any, classification of the Insured.

Daily Risk Percentage-The applicable daily rate for deduction of the mortality and expense risk charge.

Death Benefit-The sum of the Base Death Benefit and any APB Rider Death Benefit.  For purposes of calculating the Death Benefit, the Account Value will be increased by the value provided by the Enhancement Benefit.

Death Benefit Percentage-A percentage prescribed by the Internal Revenue Code to insure the death benefit provided under the Policy meets the definition of “life insurance” under the Internal Revenue Code.

Deferred Expense Load on Policy Year 1 Premium-An expense charge, assessed in the second and subsequent Policy Years, up to and including Policy Year 7, based on premium paid during Policy Year 1.

Due Proof-Such evidence as we may reasonably require in order to establish that Policy Proceeds are due and payable.  Generally, evidence will consist of the Insured’s death certificate.

Fixed Account-The portion of the Account Value funded by assets invested in our General Account.

Flat Extra-An additional charge imposed if the Insured is a substandard risk.  It is a flat dollar charge per $1000 of Specified Face Amount and any APB Rider Face Amount.

Fund-A mutual fund in which a Sub-Account invests.

General Account-The assets held by us other than those allocated to the Sub-Accounts of the Variable Account or any of our other separate accounts.

Gross Cash Surrender Value-The Account Value increased by any Enhancement Benefit.

Insured-The person on whose life the Policy is issued.

Investment Option-The Fixed Account and any of the Sub-Accounts of the Variable Account.

Investment Start Date-The date the first premium is applied, which will be the later of

-	the Issue Date,

-	the Business Day we approve the application for a Policy, or

-	the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Issue Age-The Insured's age as of the Insured's birthday nearest the Issue Date.

Issue Date-The date specified in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured.

Loan Account-An account established for the Policy, the value of which is the principal amount of any outstanding loan against the Policy, plus credited interest thereon.

Minimum Premium-The premium amount due and payable as of the Issue Date, as specified in the Policy.  The Minimum Premium varies based on the Class, Issue Age, and sex of the Insured and the Total Face Amount of the Policy.

Monthly Anniversary Day-The same day in each succeeding month as the day of the month corresponding to the Issue Date.

Monthly Cost of Insurance-A deduction made on a monthly basis for the Specified Face Amount (called “Cost of Insurance” in the Fee Table) and APB Rider Face Amount (called “Additional Protection Benefit Rider cost of insurance charge” in the Fee Table) provided by the Policy and Rider.

Monthly Expense Charge-A per Policy deduction made on a monthly basis for administration and other expenses.

Net Premium-The amount You pay as the premium minus the Premium Expense Load that is allocated to the investment options per your election.

Policy-The form issued by Sun Life Assurance Company of Canada (U.S.) which evidences the insurance coverage provided and is a contract between the policyowner and the Company.

Policy Debt-The principal amount of any outstanding loans against the Policy, plus accrued but unpaid interest on such loans.

Policy Month-A one-month period commencing on the Issue Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Net Amount at Risk-The Policy Net Amount at Risk is based on the insurance coverage provided by the base Policy and does not include any insurance coverage provided by rider.  The Policy Net Amount at Risk equals the Death Benefit provided by the Policy minus your Account Value and represents the liability of the Company, excepting rider benefits, at the Insured’s death.  The Policy Net Amount at Risk also determines the amount of Account Value deduction for cost of insurance charges.

Policy Proceeds-The amount determined in accordance with the terms of the Policy that is payable at the death of the Insured.

Policy Year-A one-year period commencing on the Issue Date or any Anniversary and ending on the next Anniversary.

Premium Expense Load - The percentage charge applied to premium.  It includes two elements.  One element is for State and Federal tax obligations and the other element is a sales load to cover costs related to policy issuance.

Principal Office-Sun Life Assurance Company of Canada (U.S.)(Attn: Corporate Markets), One Sun Life Executive Park, Wellesley Hills, Massachusetts  02481, or such other address as we may specify to You by written notice.

SEC-Securities and Exchange Commission.

Specified Face Amount-The amount of life insurance coverage You request, as specified in the Policy, exclusive of any APB Rider coverage, used in determining the Death Benefit.

Sub-Accounts-Sub-Accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to You.

Target Premium-An amount of premium specified as such in the Policy, used to determine our Premium Expense Load and Deferred Expense Load on Policy Year 1 Premium deductions.

Target Premium Factor-Factors that are approximately equal to the Seven Pay Premium factors referenced in the Internal Revenue Code.

Total Face Amount-The sum of the Specified Face Amount and the APB Rider Face Amount.

Unit-A unit of measurement that we use to calculate the value of each Sub-Account.

Unit Value-The value of each Unit of assets in a Sub-Account.

Valuation Date-A day that the New York Stock Exchange is open for business.  We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Valuation Period-The period of time from one Valuation Date to the next Valuation Date.

Variable Account-Sun Life of Canada (U.S.) Variable Account G, one of our separate accounts, established for the purpose of funding variable insurance benefits payable under the Policy.

You-is the owner of the Policy.

Appendix B
PRIVACY POLICY

Introduction

At the Sun Life Financial group of companies,1 protecting your privacy is important to us.  Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

Sun Life Financial has a long tradition of safeguarding the privacy of its customers’ information. We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Sun Life Financial

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products.  When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you.  As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:

•  Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;

•  Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and

•  Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Sun Life Financial

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts.  Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Sun Life Financial to help us develop innovative financial products and services and to allow our member companies to inform you about them.  The Sun Life Financial group of companies provides a wide variety of financial products and services including individual life insurance, individual fixed and variable annuities and group life, disability, dental and medical stop-loss insurance.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf, or to other financial institutions with which we have joint marketing agreements.  Sun Life Financial is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers’ nonpublic personal information.  These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Sun Life Financial is required to disclose its customers’ nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

1This notice applies to all Sun Life Financial companies and branches operating in the United States other than those that have adopted their own privacy policies.  Massachusetts Financial Services Company, Professional Insurance Company and California Benefits Dental Plan have each adopted their own separate privacy policies.

Our Treatment of Information About Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us.  If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts.  Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

Questions

Questions about this Privacy Policy may be directed to SLF_US_Privacy@sunlife.com.

The SAI includes additional information about Sun Life of Canada (U.S.) Variable Account G and is incorporated herein by reference.  The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request.  There is no charge for the SAI.  We currently do not charge for personalized illustrations but reserve the right to do so.  You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-888-594-2654.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC's Public Reference Room in Washington, D.C.  To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090.  Reports and other information about the Policy and its mutual fund investment options are also available on the SEC's website (www.sec.gov), or You can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C.  20549.

Securities Act of 1933 File No. 333-111688
Investment Company Act File No. 811-07837

PART B

STATEMENT OF ADDITIONAL INFORMATION

SUN LIFE LARGE CASE

VARIABLE UNIVERSAL LIFE POLICY

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

April 29, 2011

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Sun Life Large Case VUL prospectus, dated April 29, 2011.  The prospectus is available, at no charge, by writing Sun Life Assurance Company of Canada (U.S.) ("the Company") at One Sun Life Executive Park, Wellesley Hills, MA  02481 or calling 1-888-594-2654.

TABLE OF CONTENTS

THE COMPANY AND THE VARIABLE ACCOUNT	2
CUSTODIAN	2
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	2
DISTRIBUTION AND UNDERWRITING OF POLICY	2
THE POLICY	3
FINANCIAL STATEMENTS OF SEPARATE ACCOUNT G	6
FINANCIAL STATEMENTS OF THE COMPANY	148

THE COMPANY AND THE VARIABLE ACCOUNT

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life Assurance Company of Canada (U.S.). Sun Life Financial ultimately controls Sun Life Assurance Company of Canada (U.S.) through the following intervening companies: Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Global Investments Inc.  Sun Life Assurance Company of Canada (U.S) is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970.

Sun Life of Canada (U.S.) Variable Account G was established in accordance with Delaware law on July 25, 1996 and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account.  The Variable Account will be fully funded at all times for the purposes of Federal securities laws.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated March 28, 2011, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph, referring to the Company changing its method of accounting and reporting for other-than-temporary impairments in 2009, and changing its method of accounting and reporting for fair value measurement of certain assets and liabilities in 2008), and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts.

The financial statements of Sun Life of Canada (U.S.) Variable Account G that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 22, 2011, accompanying the financial statements expresses an unqualified opinion) and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis.  The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for sale of the Policy.  The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Policy Owner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.  The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven.  We may also pay a commission of-

o	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

o	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers.  The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.  The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation.  You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others.  Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.
Total commissions paid by the Variable Account to, but not retained by, Clarendon during 2008, 2009 and 2010, were approximately $12,210,729, $9,607,661 and $10,200,199, respectively.

3

THE POLICY

To apply for a Policy, you must submit an application to our Principal Office.  We will then follow underwriting procedures designed to determine the insurability of the proposed Insured.  We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis.  The proposed Insured generally must be less than 81 years old for a Policy to be issued.  For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved.  To qualify for an expanded guaranteed issue or guaranteed issue underwriting basis, a proposed Insured must submit underwriting information and be pre-approved for such underwriting basis. Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  We will not issue a Policy until the underwriting process has been completed to our satisfaction.  In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable an Insured to cover the cost of the increased mortality risk borne by the Company.  For Policies with an Investment Start Date on or before November 30, 2008, the cost of insurance rates are based on the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables.  For Policies with an Investment Start Date on or after December 1, 2008, the cost of insurance ratesare based on the 2001 Commissioners Standard Ordinary Mortality Tables.

Premium Expense Load. We deduct a load from each premium payment which includes two elements. One element covers State and Federal tax obligations.  The second element covers costs of issuing and selling the Policy, including sales commission, marketing allowance to broker-dealers, cost of printing the prospectuses and marketing materials and advertising expenses.  The costs of issuing the Policy are those that are not covered by other explicit charges, including the review of applications, processing the applications and establishing policyowner records.  To the extent the costs exceed the Premium Expense Load, the Company will use general account assets, including any profits realized from the Mortality and Expense Risk Charges and Cost of Insurance charges.  The tax element is an estimate of anticipated taxes that we may pay to the Federal and State governments, blended into one rate for all policyowners.  A policyowner may pay more or less than the actual tax obligations applicable to the Policy.

Currently, the Premium Expense Load for Policy Years 1 through 7 is 7.5% on each premium payment up to and including Target Premium.  For premium paid in excess of Target Premium for all Policy Years, the current Premium Expense Load is 2.5% on premium paid in excess of Target Premium.

The Premium Expense Load for Policy Years 1 through 7 is guaranteed not to exceed 12.5% on each premium payment up to and including Target Premium and 5.5% on premium paid in excess of Target Premium.  The Premium Expense Load for Policy Year 8 and thereafter is guaranteed not to exceed 3.25% on all premium payments.

Target Premium varies based on the Total Face Amount and the Insured’s Issue Age and sex.  We may reduce or waive the Premium Expense Load for certain group or sponsored arrangements and corporate purchasers.

Reduction of Charges.  We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose.  We may change our requirements based on experience.  We will determine the propriety and amount of any reduction.  No reduction will be unfairly discriminatory against the interests of any class of policyowner.

Increase in Face Amount.  You may request an increase in the Specified Face Amount.  You must provide satisfactory evidence of the Insured's insurability.  Once requested, an increase will become effective at the next monthly anniversary day following our approval of your request.  The Policy does not allow for an increase if the Insured's Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount.  The cost of insurance charges applicable to an increase in Specified Face Amount and APB Rider Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.  In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

4

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included in this Statement of Additional Information.  The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of Sun Life of Canada (U.S.) Variable Account G and the Board of Directors of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”):

We have audited the accompanying statements of assets and liabilities of Alger Mid Cap Growth Portfolio I-2 Sub-Account, Alger Small Cap Growth Portfolio I-2 Sub-Account, AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) Sub-Account, AllianceBernstein VPS Growth and Income Portfolio (Class B) Sub-Account, AllianceBernstein VPS International Growth Portfolio (Class B) Sub-Account, AllianceBernstein VPS International Value Portfolio (Class A) Sub-Account, AllianceBernstein VPS Small Cap Growth Portfolio (Class B) Sub-Account, AllianceBernstein VPS Small/Mid ValuePortfolio (Class A) Sub-Account, American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-Account, American Funds Insurance Series Bond Fund Class 2 Sub-Account, American Funds Insurance Series Global Growth Fund Class 2 Sub-Account, American Funds Insurance Series Global Growth Income Fund Class 2 Sub-Account, American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account, American Funds Insurance Series Growth Fund Class 2 Sub-Account, American Funds Insurance Series Growth Income Fund Class 2 Sub-Account, American Funds Insurance Series High Income Bond Fund Class 2 Sub-Account, American Funds Insurance Series International Fund Class 2 Sub-Account, Blackrock Global Allocation V.I. Class I Sub-Account, BlackRock Value Opportunities V.I. 1 Sub-Account, Columbia Marsico Growth Fund, Variable Series Class A Sub-Account, Columbia Marsico International Opportunity Fund, Variable Series Class B Sub-Account, Delaware VIP REIT Series (Standard Class) Sub-Account, Delaware VIP Small Cap Value Series (Standard Class) Sub-Account, Delaware VIP Smid Cap Growth Series Standard Class Sub-Account, Delaware VIP Trend Series (Standard Class) Sub-Account, Dreyfus IP MidCap Stock Portfolio (Initial Shares) Sub-Account, Dreyfus IP Technology Growth Portfolio (Initial Shares) Sub-Account, Dreyfus Stock Index Fund, Inc. (Initial Shares) Sub-Account, Dreyfus VIF Appreciation Portfolio (Initial Shares) Sub-Account, Dreyfus VIF Growth and Income Portfolio (Initial Shares) Sub-Account, Dreyfus VIF Opportunistic Small Cap Portfolio (Initial Shares) Sub-Account, Dreyfus VIF Quality Bond Portfolio (Initial Shares) Sub-Account, DWS Dreman Small Mid Cap Value VIP - Class A Sub-Account, DWS Small Cap Index VIP - Class A Sub-Account, DWS Small Cap Index VIP - Class B Sub-Account, DWS Strategic Value VIP - Class A Sub-Account, Fidelity VIP Asset Manager: Growth Portfolio (Initial Class) Sub-Account, Fidelity VIP Balanced I Class Sub-Account, Fidelity VIP Contrafund Portfolio (Initial Class) Sub-Account, Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account, Fidelity VIP Equity-Income Portfolio (Initial Class) Sub-Account, Fidelity VIP Freedom 2015 Portfolio (Initial Class) Sub-Account, Fidelity VIP Freedom 2020 Portfolio (Initial Class) Sub-Account, Fidelity VIP Freedom 2030 Portfolio (Initial Class) Sub-Account, Fidelity VIP Growth & Income Portfolio (Initial Class) Sub-Account, Fidelity VIP Growth Portfolio (Initial Class) Sub-Account, Fidelity VIP Growth Portfolio (Service Class 2) Sub-Account, Fidelity VIP High Income Portfolio (Initial Class) Sub-Account, Fidelity VIP Index 500 Portfolio (Initial Class) Sub-Account, Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Sub-Account, Fidelity VIP Mid Cap Portfolio (Initial Class) Sub-Account, Fidelity VIP Money Market Portfolio (Service Class) Sub-Account, Fidelity VIP Overseas Portfolio (Initial Class) Sub-Account, Fidelity VIP Overseas Portfolio (Service Class 2) Sub-Account, First Eagle Overseas Variable Fund Sub-Account, Franklin Templeton VIP Franklin Global Real Estate Securities Fund (Class 1) Sub-Account, Franklin Templeton VIP Franklin Small-Mid Cap Growth Securities Fund (Class 1) Sub-Account, Franklin Templeton VIP Mutual Shares Securities Fund (Class 1) Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund (Class 1) Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund (Class 1) Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund (Class 2) Sub-Account, Goldman Sachs VIT Strategic Growth Fund I Class Sub-Account, Goldman Sachs VIT Structured U.S. Equity Fund (I Shares) Sub-Account, Invesco V.I. Basic Value I Sub-Account, Invesco V.I. Capital Appreciation Fund I Sub-Account, Invesco V.I. Core Equity Fund I Sub-Account, Invesco V.I. Dynamics Fund I Sub-Account, Invesco V.I. International Growth Fund I Sub-Account, Invesco V.I. Mid Cap Core Equity Fund I Sub-Account, Invesco V.I. Small Cap Equity Fund I Sub-Account, Invesco Van Kampen V.I. Comstock Fund Series I Sub-Account, Invesco Van Kampen V.I. Growth and Income Fund Series I Sub-Account, Janus Aspen Perkins Mid Cap Value Portfolio Institutional Class Sub-Account, JPMorgan Insurance Trust Core Bond Portfolio (Class 1) Sub-Account, JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1) Sub-Account, JPMorgan Insurance Trust U.S. Equity Portfolio (Class 1) Sub-Account, Lazard Retirement Emerging Markets Equity Portfolio Investor Class Sub-Account, Lord Abbett Series Fund- International Opportunities Portfolio VC Sub-Account, MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account, MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account, MFS VIT II Bond Portfolio I Class Sub-Account, MFS VIT II Bond Portfolio S Class Sub-Account, MFS VIT II Core Equity Portfolio S Class Sub-Account, MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account, MFS VIT II Global Growth Portfolio I Class Sub-Account, MFS VIT II Global Research Portfolio I Class Sub-Account, MFS VIT II Global Research Portfolio S Class Sub-Account, MFS VIT II Government Securities Portfolio I Class Sub-Account, MFS VIT II Government Securities Portfolio S Class Sub-Account, MFS VIT II Growth Portfolio I Class Sub-Account, MFS VIT II Growth Portfolio S Class Sub-Account, MFS VIT II High Yield Portfolio S Class Sub-Account, MFS VIT II International Growth Portfolio I Class Sub-Account, MFS VIT II International Growth Portfolio S Class Sub-Account, MFS VIT II International Value Portfolio I Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account, MFS VIT II Mid Cap Growth Portfolio S Class Sub-Account, MFS VIT II Money Market Portfolio I Class Sub-Account, MFS VIT II New Discovery Portfolio I Class Sub-Account, MFS VIT II New Discovery Portfolio S Class Sub-Account, MFS VIT II Research International Portfolio I Class Sub-Account, MFS VIT II Strategic Income Portfolio S Class Sub-Account, MFS VIT II Total Return Portfolio I Class Sub-Account, MFS VIT II Total Return Portfolio S Class Sub-Account, MFS VIT II Utilities Portfolio I Class Sub-Account, MFS VIT II Utilities Portfolio S Class Sub-Account, MFS VIT II Value Portfolio I Class Sub-Account, MFS VIT II Value Portfolio S Class Sub-Account, Morgan Stanley UIF Mid Cap Growth Portfolio Class I Sub-Account, Neuberger Berman AMT Mid-Cap Growth Portfolio Class I Sub-Account, Neuberger Berman AMT Partners Portfolio Class I Sub-Account, Neuberger Berman AMT Regency Portfolio Class I Sub-Account, Neuberger Berman AMT Short Duration Bond Portfolio Class I Sub-Account, Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) Sub-Account, Oppenheimer Global Securities Fund/VA (Non-Service Shares) Sub-Account, Oppenheimer Main Street Small Cap Fund/VA (Non-Service Shares) Sub-Account, PIMCO VIT CommodityRealReturn Strategy Portfolio Admin Class Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account, PIMCO VIT Real Return Portfolio Admin Class Sub-Account, PIMCO VIT Total Return Portfolio Admin Class Sub-Account, Royce Capital Fund - Small-Cap Portfolio Investment Class Sub-Account, Rydex VT NASDAQ-100 Fund Sub-Account, Rydex VT Nova Fund Sub-Account, SC BlackRock Large Cap Index Fund (Initial Class) Sub-Account, SC BlackRock Small Cap Index Fund (Initial Class) Sub-Account, SC Davis Venture Value Fund (Initial Class) Sub-Account, SC Goldman Sachs Mid Cap Value Fund (Initial Class) Sub-Account, SC Goldman Sachs Short Duration Fund (Initial Class) Sub-Account, SC Lord Abbett Growth & Income Fund (Initial Class) Sub-Account, SC PIMCO High Yield Fund (Initial Class) Sub-Account, SC WMC Blue Chip Mid Cap Fund (Initial Class) Sub-Account, Sun Capital Global Real Estate Fund (Initial Class) Sub-Account, Sun Capital Investment Grade Bond Fund (Initial Class) Sub-Account, Sun Capital Money Market Fund (Initial Class) Sub-Account, T. Rowe Price Blue Chip Growth Portfolio Sub-Account, T. Rowe Price Equity Income Portfolio Sub-Account, T. Rowe Price New America Growth Portfolio Sub-Account, and Wanger USA Sub-Account of Sun Life of Canada (U.S.) Variable Account G (collectively the "Sub-Accounts"), as of December 31, 2010, and the related statements of operations and the statements of changes in net assets for each of the periods presented.  These financial statements are the responsibility of the Sponsor’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the mutual fund companies.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2010, and the results of their operations and the changes in their net assets for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
April 22, 2011

4

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2010
Assets:	Shares	Cost	Value
Investments at fair value:
Alger Mid Cap Growth Portfolio I-2 Sub-Account (AL4)	105,097	$ 1,121,000	$ 1,339,985
Alger Small Cap Growth Portfolio I-2 Sub-Account (AL3)	33,773	872,926	1,082,432
AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) Sub-Account (AN2)	737	12,016	13,987
AllianceBernstein VPS Growth and Income Portfolio (Class B) Sub-Account (AN3)	5,020	93,214	85,395
AllianceBernstein VPS International Growth Portfolio (Class B) Sub-Account (AN4)	112,294	1,900,221	2,048,238
AllianceBernstein VPS International Value Portfolio (Class A) Sub-Account (IVP)	407,404	5,680,089	6,070,326
AllianceBernstein VPS Small Cap Growth Portfolio (Class B) Sub-Account (AN5)	25,823	318,901	411,625
AllianceBernstein VPS Small/Mid ValuePortfolio (Class A) Sub-Account (ASM)	75,347	1,151,970	1,277,133
American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-Account (308)	16,221	139,932	148,912
American Funds Insurance Series Bond Fund Class 2 Sub-Account (301)	1,522	16,455	16,076
American Funds Insurance Series Global Growth Fund Class 2 Sub-Account (304)	40,730	816,704	874,877
American Funds Insurance Series Global Growth Income Fund Class 2 Sub-Account (307)	3	30	30
American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account (306)	61	1,068	1,295
American Funds Insurance Series Growth Fund Class 2 Sub-Account (303)	24,134	1,176,815	1,311,456
American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302)	4,176	111,575	143,024
American Funds Insurance Series High Income Bond Fund Class 2 Sub-Account (305)	153,029	1,767,662	1,695,563
American Funds Insurance Series International Fund Class 2 Sub-Account (300)	1,100,361	19,885,407	19,784,494
Blackrock Global Allocation V.I. Class I Sub-Account (BLG)	4,091	60,009	66,076
BlackRock Value Opportunities V.I.1 Sub-Account (MLV)	205,225	4,038,875	3,624,282
Columbia Marsico Growth Fund, Variable Series Class A Sub-Account (NNG)	1,123	23,017	23,054
Columbia Marsico International Opportunity Fund, Variable Series Class B Sub-Account (NMI)	765	10,478	12,226
Delaware VIP REIT Series (Standard Class) Sub-Account (DRS)	327,975	2,795,966	3,141,998
Delaware VIP Small Cap Value Series (Standard Class) Sub-Account (DSV)	200,645	4,781,975	6,412,622
Delaware VIP Smid Cap Growth Series Standard Class Sub-Account (DGO)	16,857	328,111	374,568
Dreyfus IP MidCap Stock Portfolio (Initial Shares) Sub-Account (DMC)	47,443	524,670	624,819
Dreyfus IP Technology Growth Portfolio (Initial Shares) Sub-Account (DTG)	609	7,980	7,907
Dreyfus Stock Index Fund, Inc. (Initial Shares) Sub-Account (DSI)	2,074,386	51,607,204	61,547,028
Dreyfus VIF Appreciation Portfolio (Initial Shares) Sub-Account (DCA)	52,497	1,737,783	1,860,475
Dreyfus VIF Growth and Income Portfolio (Initial Shares) Sub-Account (DGI)	932	16,449	18,410
Dreyfus VIF Opportunistic Small Cap Portfolio (Initial Shares) Sub-Account (DSC)	40,354	1,461,038	1,234,420
Dreyfus VIF Quality Bond Portfolio (Initial Shares) Sub-Account (DQB)	15,660	166,878	180,877
DWS Dreman Small Mid Cap Value VIP - Class A Sub-Account (SCV)	75,303	740,085	919,446

The accompanying notes are an integral part of these financial statements.

4

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2010
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
DWS Small Cap Index VIP - Class A Sub-Account (SSI)	452,238	$ 4,502,027	$ 5,612,273
DWS Small Cap Index VIP - Class B Sub-Account (SSC)	156,230	1,732,408	1,937,256
DWS Strategic Value VIP - Class A Sub-Account (SHR)	4,323	32,153	35,144
Fidelity VIP Asset Manager: Growth Portfolio (Initial Class) Sub-Account (AMG)	1,743	23,742	25,312
Fidelity VIP Balanced I Class Sub-Account (FVI)	1,167	16,282	18,082
Fidelity VIP Contrafund Portfolio (Initial Class) Sub-Account (FCN)	740,050	15,621,803	17,672,382
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (FL1)	96,994	2,266,020	2,278,392
Fidelity VIP Equity-Income Portfolio (Initial Class) Sub-Account (FE3) Formally referred to as C Davis Venture Value Fund (Initial Class) Sub-Account (SC7) and C Davis Venture Value Fund (Initial Class) Sub-Account (S77)	236,504	4,875,731	4,498,300
Fidelity VIP Freedom 2015 Portfolio (Initial Class) Sub-Account (FF1)	38,575	378,722	412,753
Fidelity VIP Freedom 2020 Portfolio (Initial Class) Sub-Account (FF2)	32,428	329,283	343,418
Fidelity VIP Freedom 2030 Portfolio (Initial Class) Sub-Account (FF3)	31,731	281,145	323,973
Fidelity VIP Growth & Income Portfolio (Initial Class) Sub-Account (FVG)	55,430	561,739	700,085
Fidelity VIP Growth Portfolio (Initial Class) Sub-Account (FGP)	7,327	239,259	271,762
Fidelity VIP Growth Portfolio (Service Class 2) Sub-Account (FL3)	22,675	774,078	832,624
Fidelity VIP High Income Portfolio (Initial Class) Sub-Account (FHI)	183,081	1,038,797	1,019,761
Fidelity VIP Index 500 Portfolio (Initial Class) Sub-Account (FIP)	195	23,624	25,767
Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Sub-Account (FIG)	1,932,874	23,960,611	24,798,779
Fidelity VIP Mid Cap Portfolio (Initial Class) Sub-Account (FMC)	195,969	4,564,554	6,406,216
Fidelity VIP Money Market Portfolio (Service Class) Sub-Account (FL5)	85,736,451	85,736,451	85,736,451
Fidelity VIP Overseas Portfolio (Initial Class) Sub-Account (FOF)	31,131	412,251	522,067
Fidelity VIP Overseas Portfolio (Service Class 2) Sub-Account (FL2)	67,243	1,070,005	1,117,572
First Eagle Overseas Variable Fund Sub-Account (SGI)	1,046	27,850	30,210
Franklin Templeton VIP Franklin Global Real Estate Securities Fund (Class 1) Sub-Account (FRE)	13,590	174,923	178,295
Franklin Templeton VIP Franklin Small-Mid Cap Growth Securities Fund (Class 1) Sub-Account (FSC)	33,697	466,875	748,405
Franklin Templeton VIP Mutual Shares Securities Fund (Class 1) Sub-Account (FSS)	67,162	1,069,035	1,083,990
Franklin Templeton VIP Templeton Foreign Securities Fund (Class 1) Sub-Account (TFS)	327,800	4,719,328	4,766,213
Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2) Sub-Account (FTI)	17,464	218,965	249,557
Franklin Templeton VIP Templeton Growth Securities Fund (Class 1) Sub-Account (TSF)	553,868	6,479,629	6,197,783
Franklin Templeton VIP Templeton Growth Securities Fund (Class 2) Sub-Account (FTG)	3,586	45,853	39,483
Goldman Sachs VIT Strategic Growth Fund I Class Sub-Account (GS7)	1,586	16,930	19,046
Goldman Sachs VIT Structured U.S. Equity Fund (I Shares) Sub-Account (GS3)	6,283	63,335	66,416
Invesco V.I. Basic Value I Sub-Account (AI6)	6,644	45,418	42,388
Invesco V.I. Capital Appreciation Fund I Sub-Account (AI1)	90,485	1,980,191	2,108,290
Invesco V.I. Core Equity Fund I Sub-Account (AI3)	2,096	46,805	56,652

The accompanying notes are an integral part of these financial statements

4

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2010
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
Invesco V.I. Dynamics Fund I Sub-Account (IV1)	1,628	$ 25,283	$ 28,688
Invesco V.I. International Growth Fund I Sub-Account (AI4)	68,387	1,892,378	1,962,013
Invesco V.I. Mid Cap Core Equity Fund I Sub-Account (A22)	35,419	393,117	438,845
Invesco V.I. Small Cap Equity Fund I Sub-Account (ASC)	1,762	25,585	29,119
Invesco Van Kampen V.I. Comstock Fund Series I Sub-Account (VCP)	122,792	1,346,951	1,437,888
Invesco Van Kampen V.I. Growth and Income Fund Series I Sub-Account (VGI)	64,716	1,088,935	1,190,774
Janus Aspen Perkins Mid Cap Value Portfolio Institutional Class Sub-Account (MVP)	314,811	4,477,989	5,008,641
JPMorgan Insurance Trust Core Bond Portfolio (Class 1) Sub-Account (JM7)	296,309	3,073,479	3,419,411
JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1) Sub-Account (JP6)	57,649	613,669	861,852
JPMorgan Insurance Trust U.S. Equity Portfolio (Class 1) Sub-Account (JP4)	8,094	84,594	126,994
Lazard Retirement Emerging Markets Equity Portfolio Investor Class Sub-Account (LRI)	7,940	165,959	183,959
Lord Abbett Series Fund- International Opportunities Portfolio VC Sub-Account (LA3)	9,421	78,559	82,528
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MF9)	547	17,293	17,436
MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MFL)	11,858	368,345	375,429
MFS VIT II Bond Portfolio I Class Sub-Account (MFS)	1,522	17,059	17,488
MFS VIT II Bond Portfolio S Class Sub-Account (MF7)	16,512	164,917	188,235
MFS VIT II Core Equity Portfolio S Class Sub-Account (RG1)	17,261	207,034	243,892
MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (EME)	161,130	1,953,159	2,879,396
MFS VIT II Global Growth Portfolio I Class Sub-Account (GGR)	1,637	24,617	26,613
MFS VIT II Global Research Portfolio I Class Sub-Account (RES)	344	6,025	6,622
MFS VIT II Global Research Portfolio S Class Sub-Account (RE1)	34,644	573,904	662,037
MFS VIT II Government Securities Portfolio I Class Sub-Account (MF6)	528,269	6,756,393	7,010,134
MFS VIT II Government Securities Portfolio S Class Sub-Account (MFK)	32,003	424,431	421,794
MFS VIT II Growth Portfolio I Class Sub-Account (MF2)	14,455	193,344	321,323
MFS VIT II Growth Portfolio S Class Sub-Account (MFF)	16,773	292,990	366,149
MFS VIT II High Yield Portfolio S Class Sub-Account (MFC)	15,567	90,965	92,001
MFS VIT II International Growth Portfolio I Class Sub-Account (IGS)	787,885	8,265,287	10,912,212
MFS VIT II International Growth Portfolio S Class Sub-Account (IG1)	165,481	2,399,846	2,277,020
MFS VIT II International Value Portfolio I Class Sub-Account (IGI)	489,101	7,046,886	7,625,089
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (M11)	11,235	110,763	128,419
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (M1B)	26,310	275,504	298,352
MFS VIT II Mid Cap Growth Portfolio S Class Sub-Account (MC1)	43,471	240,888	256,044
MFS VIT II Money Market Portfolio I Class Sub-Account (MMS)	48,350,374	48,350,374	48,350,374
MFS VIT II New Discovery Portfolio S Class Sub-Account (M1A)	46,776	693,309	848,043
MFS VIT II Research International Portfolio I Class Sub-Account (RIS)	628,657	7,242,516	8,606,313
MFS VIT II Strategic Income Portfolio S Class Sub-Account (SI1)	26,280	237,623	257,812

The accompanying notes are an integral part of these financial statements.

4

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2010
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
MFS VIT II Total Return Portfolio I Class Sub-Account (TRS)	356,985	$ 5,678,548	$ 5,986,635
MFS VIT II Total Return Portfolio S Class Sub-Account (MFJ)	222,103	3,774,492	3,689,136
MFS VIT II Utilities Portfolio I Class Sub-Account (MF5)	82,449	1,564,350	1,784,193
MFS VIT II Utilities Portfolio S Class Sub-Account (MFE)	3,152	58,405	67,513
MFS VIT II Value Portfolio I Class Sub-Account (EIS)	206,499	2,737,843	2,872,402
MFS VIT II Value Portfolio S Class Sub-Account (MV1)	52,215	825,002	720,041
Morgan Stanley UIF Mid Cap Growth Portfolio Class I Sub-Account (VMG)	449,318	4,158,288	5,445,729
Neuberger Berman AMT Mid-Cap Growth Portfolio Class I Sub-Account (NMC)	580	12,655	15,914
Neuberger Berman AMT Partners Portfolio Class I Sub-Account (NPP)	2,398	32,088	27,025
Neuberger Berman AMT Regency Portfolio Class I Sub-Account (NAR)	88,717	1,361,870	1,362,689
Neuberger Berman AMT Short Duration Bond Portfolio Class I Sub-Account (NLM)	32,603	368,573	365,153
Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) Sub-Account (OCF)	311,850	10,674,138	12,583,147
Oppenheimer Global Securities Fund/VA (Non-Service Shares) Sub-Account (OGS)	128,333	3,485,345	3,888,485
Oppenheimer Main Street Small Cap Fund/VA (Non-Service Shares) Sub-Account (OSC)	183,868	2,582,639	3,247,103
PIMCO VIT CommodityRealReturn Strategy Portfolio Admin Class Sub-Account (PCR)	31,061	248,373	279,857
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PME)	63,474	841,421	859,432
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (PRR)	1,838,961	23,296,790	24,163,942
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (PTR)	7,133,895	78,294,411	79,043,557
Royce Capital Fund - Small-Cap Portfolio Investment Class Sub-Account (SCP)	430,368	3,556,788	4,497,343
Rydex VT Nova Fund Sub-Account (RX1)	5	86	345
SC BlackRock Large Cap Index Fund (Initial Class) Sub-Account (SCM)	28,329	227,426	265,444
SC BlackRock Small Cap Index Fund (Initial Class) Sub-Account (SCB)	33,386	450,825	438,028
SC Davis Venture Value Fund (Initial Class) Sub-Account (SCD)	45,251	447,608	546,629
SC Goldman Sachs Mid Cap Value Fund (Initial Class) Sub-Account (SGC)	306,367	2,286,610	2,895,167
SC Goldman Sachs Short Duration Fund (Initial Class) Sub-Account (SDC)	124,767	1,282,821	1,286,349
SC Lord Abbett Growth & Income Fund (Initial Class) Sub-Account (SLC)	269,001	1,946,006	2,270,369
SC PIMCO High Yield Fund (Initial Class) Sub-Account (SPC)	481,696	4,507,440	4,735,076
SC WMC Blue Chip Mid Cap Fund (Initial Class) Sub-Account (SC5)	344,400	4,814,863	5,138,442
Sun Capital Global Real Estate Fund (Initial Class) Sub-Account (SC3)	837,030	10,392,970	9,575,628
Sun Capital Investment Grade Bond Fund (Initial Class) Sub-Account (SC2)	425,827	3,942,329	3,998,519
Sun Capital Money Market Fund (Initial Class) Sub-Account (SC1)	12,176,041	12,176,041	12,176,041
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC)	270,493	2,386,469	3,034,936
T. Rowe Price Equity Income Portfolio Sub-Account (REI)	1,086,957	17,324,926	21,652,181
T. Rowe Price New America Growth Portfolio Sub-Account (RNA)	6,052	105,451	135,333

The accompanying notes are an integral part of these financial statements.

4

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2010
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
Wanger USA Sub-Account (USC)	39,887	$ 1,011,262	$ 1,350,590
Total investments		573,237,447	613,885,465

Receivable from Sponsor			-

Total assets		$ 573,237,447	$ 613,885,465
Liabilities:
Payable to Sponsor			-
Total liabilities
Net Assets			$ 613,885,465

The accompanying notes are an integral part of these financial statements.

4

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2010

Net Assets:
	Units	Value

AL4	103,487	$ 1,339,985
AL3	102,278	1,082,432
AN2	907	13,987
AN3	6,510	85,395
AN4	75,032	2,048,238
IVP	673,140	6,070,326
AN5	20,168	411,625
ASM	118,930	1,277,133
308	11,047	148,912
301	1,306	16,076
304	56,267	874,877
307	2	30
306	70	1,295
303	84,705	1,311,456
302	10,371	143,024
305	109,972	1,695,563
300	1,297,386	19,784,494
BLG	4,922	66,076
MLV	259,932	3,624,282
NNG	2,182	23,054
NMI	1,319	12,226
DRS	188,116	3,141,998
DSV	366,770	6,412,622
DGO	20,833	374,568
DMC	48,380	624,819
DTG	474	7,907
DSI	5,528,792	61,547,028
DCA	121,903	1,860,475
DGI	1,487	18,410
DSC	92,107	1,234,420
DQB	9,641	180,877
SCV	58,022	919,446
SSI	382,614	5,612,273
SSC	96,002	1,937,256
SHR	3,267	35,144
AMG	1,796	25,312
FVI	1,184	18,082
FCN	640,934	17,672,382
FL1	114,748	2,278,392
FE3	355,334	4,498,300

The accompanying notes are an integral part of these financial statements.

4

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2010

Net Assets (continued):
	Units	Value

FF1	35,019	$ 412,753
FF2	29,881	343,418
FF3	29,162	323,973
FVG	57,270	700,085
FGP	16,280	271,762
FL3	62,726	832,624
FHI	65,026	1,019,761
FIP	1,399	25,767
FIG	1,197,942	24,798,779
FMC	472,520	6,406,216
FL5	7,236,432	85,736,451
FOF	35,274	522,067
FL2	60,042	1,117,572
SGI	2,066	30,210
FRE	19,401	178,295
FSC	50,357	748,405
FSS	80,949	1,083,990
TFS	294,819	4,766,213
FTI	11,099	249,557
TSF	328,434	6,197,783
FTG	2,200	39,483
GS7	1,440	19,046
GS3	5,083	66,416
AI6	4,216	42,388
AI1	203,465	2,108,290
AI3	3,309	56,652
IV1	1,555	28,688
AI4	87,619	1,962,013
A22	29,058	438,845
ASC	2,724	29,119
VCP	110,485	1,437,888
VGI	84,178	1,190,774
MVP	372,827	5,008,641
JM7	294,517	3,419,411
JP6	51,942	861,852
JP4	8,356	126,994
LRI	10,136	183,959
LA3	4,975	82,528
MF9	1,356	17,436
MFL	26,664	375,429
MFS	1,318	17,488

The accompanying notes are an integral part of these financial statements.

4

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2010

Net Assets (continued):
	Units	Value

MF7	12,635	$ 188,235
RG1	25,837	243,892
EME	194,217	2,879,396
GGR	1,063	26,613
RES	483	6,622
RE1	43,101	662,037
MF6	328,362	7,010,134
MFK	27,545	421,794
MF2	16,733	321,323
MFF	21,604	366,149
MFC	4,612	92,001
IGS	823,511	10,912,212
IG1	112,111	2,277,020
IGI	802,445	7,625,089
M11	11,727	128,419
M1B	21,796	298,352
MC1	21,736	256,044
MMS	3,605,397	48,350,374
M1A	42,045	848,043
RIS	526,412	8,606,313
SI1	17,190	257,812
TRS	280,153	5,986,635
MFJ	234,529	3,689,136
MF5	61,797	1,784,193
MFE	2,643	67,513
EIS	202,664	2,872,402
MV1	46,811	720,041
VMG	270,025	5,445,729
NMC	809	15,914
NPP	1,536	27,025
NAR	89,846	1,362,689
NLM	23,041	365,153
OCF	1,049,466	12,583,147
OGS	240,513	3,888,485
OSC	208,857	3,247,103
PCR	22,637	279,857
PME	59,010	859,432
PRR	1,488,327	24,163,942
PTR	4,681,313	79,043,557

The accompanying notes are an integral part of these financial statements.

4

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2010

Net Assets (continued):
	Units	Value

SCP	349,319	$ 4,497,343
RX1	38	345
SCM	19,097	265,444
SCB	22,094	438,028
SCD	54,346	546,629
SGC	290,220	2,895,167
SDC	116,603	1,286,349
SLC	242,251	2,270,369
SPC	393,916	4,735,076
SC5	201,379	5,138,442
SC3	338,004	9,575,628
SC2	229,436	3,998,519
SC1	1,022,981	12,176,041
TBC	225,185	3,034,936
REI	1,247,608	21,652,181
RNA	9,764	135,333
USC	116,577	1,350,590

Total net assets		$ 613,885,465

The accompanying notes are an integral part of these financial statements.

4

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

	AL4	AL3	AN2
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ -	$ -	$ 254

Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	206,101	80,495	(201)
Realized gain distributions	-	-	-
Net realized gains (losses)	206,101	80,495	(201)

Net change in unrealized appreciation/ depreciation	22,903	109,402	2,307

Net realized and change in unrealized gains	229,004	189,897	2,106

Increase in net assets from operations	$ 229,004	$ 189,897	$ 2,360

	AN3	AN4	IVP
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ -	$ 31,245	$ 263,566

Net realized and change in unrealized gains (losses):
Net realized (losses) gains on sale of shares	(8,540)	(351,137)	599,313
Realized gain distributions	-	-	-
Net realized (losses) gains	(8,540)	(351,137)	599,313

Net change in unrealized appreciation/ depreciation	17,669	553,079	(1,195,735)

Net realized and change in unrealized gains (losses)	9,129	201,942	(596,422)

Increase (decrease) in net assets from operations	$ 9,129	$ 233,187	$ (332,856)

The accompanying notes are an integral part of these financial statements.

4

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

	AN5	ASM	308
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ -	$ 6,741	$ 2,286

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(12,055)	286,286	30
Realized gain distributions	-	-	-
Net realized (losses) gains	(12,055)	286,286	30

Net change in unrealized appreciation/ depreciation	94,288	(52,020)	9,593

Net realized and change in unrealized gains	82,233	234,266	9,623

Increase in net assets from operations	$ 82,233	$ 241,007	$ 11,909

	301	304	307
	Sub-Account17	Sub-Account	Sub-Account17

Income:
Dividend income	$ 396	$ 9,379	$ -

Net realized and change in unrealized (losses) gains:
Net realized gains (losses) on sale of shares	1	(21,682)	-
Realized gain distributions	-	-	-
Net realized gains (losses)	1	(21,682)	-

Net change in unrealized appreciation/ depreciation	(379)	60,722	-

Net realized and change in unrealized (losses) gains	(378)	39,040	-

Increase in net assets from operations	$ 18	$ 48,419	$ -

17 First activity in the Sub-Account occurred in 2010.

The accompanying notes are an integral part of these financial statements.

4

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

	306	303	302
	Sub-Account17	Sub-Account	Sub-Account

Income:
Dividend income	$ 19	$ 9,998	$ 2,076

Net realized and change in unrealized gains:
Net realized gains on sale of shares	-	114,604	6,429
Realized gain distributions	-	-	-
Net realized gains	-	114,604	6,429

Net change in unrealized appreciation/ depreciation	227	134,641	9,295

Net realized and change in unrealized gains	227	249,245	15,724

Increase in net assets from operations	$ 246	$ 259,243	$ 17,800

	305	300	BLG
	Sub-Account17	Sub-Account	Sub-Account17

Income:
Dividend income	$ 91,752	$ 276,067	$ 747

Net realized and change in unrealized (losses) gains:
Net realized gains on sale of shares	355	190,397	14,831
Realized gain distributions	-	-	340
Net realized gains	355	190,397	15,171

Net change in unrealized appreciation/ depreciation	(72,099)	(276,986)	6,067

Net realized and change in unrealized (losses) gains	(71,744)	(86,589)	21,238

Increase in net assets from operations	$ 20,008	$ 189,478	$ 21,985

17 First activity in the Sub-Account occurred in 2010.

The accompanying notes are an integral part of these financial statements.

4

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 2010

	MLV	NNG	NMI
	Sub-Account	Sub-Account17	Sub-Account

Income:
Dividend income	$ 17,182	$ -	$ 70

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(38,119)	-	(117)
Realized gain distributions	-	-	-
Net realized losses	(38,119)	-	(117)

Net change in unrealized appreciation/ depreciation	831,813	37	1,528

Net realized and change in unrealized gains	793,694	37	1,411

Increase in net assets from operations	$ 810,876	$ 37	$ 1,481

	DRS	DSV	DGO
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 44,158	$ 28,421	$ -

Net realized and change in unrealized gains:
Net realized gains on sale of shares	201,113	36,053	1,447
Realized gain distributions	-	-	-
Net realized gains	201,113	36,053	1,447

Net change in unrealized appreciation/ depreciation	243,634	1,196,227	65,496

Net realized and change in unrealized gains	444,747	1,232,280	66,943

Increase in net assets from operations	$ 488,905	$ 1,260,701	$ 66,943

17 First activity in the Sub-Account occurred in 2010.

The accompanying notes are an integral part of these financial statements.

4

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

	DTS8	DMC	DTG
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ -	$ 929	$ -

Net realized and change in unrealized gains (losses):
Net realized gains on sale of shares	48,911	8,585	-
Realized gain distributions	8,095	-	-
Net realized gains	57,006	8,585	-

Net change in unrealized appreciation/ depreciation	(18,355)	91,575	(78)

Net realized and change in unrealized gains (losses)	38,651	100,160	(78)

Increase (decrease) in net assets from operations	$ 38,651	$ 101,089	$ (78)

	DSI	DCA	DGI
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 1,154,690	$ 26,375	$ 195

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(6,184,285)	(10,336)	(1,019)
Realized gain distributions	-	-	-
Net realized losses	(6,184,285)	(10,336)	(1,019)

Net change in unrealized appreciation/ depreciation	14,095,533	207,945	3,548

Net realized and change in unrealized gains	7,911,248	197,609	2,529

Increase in net assets from operations	$ 9,065,938	$ 223,984	$ 2,724

8 Delaware VIP Trend Series (Standard Class) Sub-Account (DTS).

The accompanying notes are an integral part of these financial statements.

4

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

	DSC	DQB	SCV
	Sub-Account9	Sub-Account	Sub-Account

Income:
Dividend income	$ 7,565	$ 7,095	$ 7,077

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(18,633)	981	(1,190)
Realized gain distributions	-	-	-
Net realized (losses) gains	(18,633)	981	(1,190)

Net change in unrealized appreciation/ depreciation	305,419	6,673	127,746

Net realized and change in unrealized gains	286,786	7,654	126,556

Increase in net assets from operations	$ 294,351	$ 14,749	$ 133,633

	SSI	SSC	SHR
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 44,189	$ 11,240	$ 1,770

Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	205,152	(136,596)	18,467
Realized gain distributions	-	-	-
Net realized gains (losses)	205,152	(136,596)	18,467

Net change in unrealized appreciation/ depreciation	737,132	540,808	(15,789)

Net realized and change in unrealized gains	942,284	404,212	2,678

Increase in net assets from operations	$ 986,473	$ 415,452	$ 4,448

9 Effective April 19, 2010, DSC Sub-Account changed its name from Dreyfus VIF Developing Leaders Portfolio (Initial Series).

The accompanying notes are an integral part of these financial statements.

4

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

	AMG	FVI	FCN
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 196	$ 353	$ 200,008

Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of shares	(26)	11,531	(1,033,336)
Realized gain distributions	55	232	7,302
Net realized (losses) gains	29	11,763	(1,026,034)

Net change in unrealized appreciation/ depreciation	2,359	(1,378)	3,185,898

Net realized and change in unrealized (losses) gains	2,388	10,385	2,159,864

Increase in net assets from operations	$ 2,584	$ 10,738	$ 2,359,872

	FL1	FE3	FF1
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 21,703	$ 94,405	$ 8,500

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(237,722)	(176,796)	9,402
Realized gain distributions	988	-	4,601
Net realized (losses) gains	(236,734)	(176,796)	14,003

Net change in unrealized appreciation/ depreciation	561,004	806,254	18,988

Net realized and change in unrealized gains	324,270	629,458	32,991

Increase in net assets from operations	$ 345,973	$ 723,863	$ 41,491

The accompanying notes are an integral part of these financial statements.

4

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

	FF2	FF3	FVG
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 7,080	$ 6,043	$ 4,626

Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	6,710	4,777	(51,046)
Realized gain distributions	1,987	2,022	-
Net realized gains (losses)	8,697	6,799	(51,046)

Net change in unrealized appreciation/ depreciation	10,231	21,894	136,189

Net realized and change in unrealized gains	18,928	28,693	85,143

Increase in net assets from operations	$ 26,008	$ 34,736	$ 89,769

	FGP	FL3	FHI
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 672	$ 225	$ 75,936

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(34,465)	(13,463)	80,034
Realized gain distributions	854	2,595	-
Net realized (losses) gains	(33,611)	(10,868)	80,034

Net change in unrealized appreciation/ depreciation	89,235	184,403	868

Net realized and change in unrealized gains	55,624	173,535	80,902

Increase in net assets from operations	$ 56,296	$ 173,760	$ 156,838
The accompanying notes are an integral part of these financial statements.

4

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

	FIP	FIG	FMC
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 469	$ 886,517	$ 20,826

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(243)	122,797	117,939
Realized gain distributions	572	270,051	16,451
Net realized gains	329	392,848	134,390

Net change in unrealized appreciation/ depreciation	3,416	538,498	1,243,195

Net realized and change in unrealized gains	3,745	931,346	1,377,585

Increase in net assets from operations	$ 4,214	$ 1,817,863	$ 1,398,411

	FL5	FOF	FL2
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 70,552	$ 6,762	$ 12,145

Net realized and change in unrealized gains:
Net realized losses on sale of shares	-	(88,050)	(105,266)
Realized gain distributions	53,298	922	2,013
Net realized gains (losses)	53,298	(87,128)	(103,253)

Net change in unrealized appreciation/ depreciation	-	123,367	227,034

Net realized and change in unrealized gains	53,298	36,239	123,781

Increase in net assets from operations	$ 123,850	$ 43,001	$ 135,926

The accompanying notes are an integral part of these financial statements.

4

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

	SGI	FRE	FSC
	Sub-Account17	Sub-Account	Sub-Account

Income:
Dividend income	$ 476	$ 5,106	$ -

Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	131	(44,201)	34,749
Realized gain distributions	-	-	-
Net realized gains (losses)	131	(44,201)	34,749

Net change in unrealized appreciation/ depreciation	2,360	72,024	116,422

Net realized and change in unrealized gains	2,491	27,823	151,171

Increase in net assets from operations	$ 2,967	$ 32,929	$ 151,171

	FSS	TFS	FTI
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 12,982	$ 87,268	$ 3,611

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(19,758)	(27,452)	(14,484)
Realized gain distributions	-	-	-
Net realized losses	(19,758)	(27,452)	(14,484)

Net change in unrealized appreciation/ depreciation	103,769	323,373	27,782

Net realized and change in unrealized gains	84,011	295,921	13,298

Increase in net assets from operations	$ 96,993	$ 383,189	$ 16,909

17 First activity in the Sub-Account occurred in 2010.

The accompanying notes are an integral part of these financial statements.

4

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2010

	TSF	FTG	GS7
	Sub-Account	Sub-Account	Sub-Account12

Income:
Dividend income	$ 87,315	$ 524	$ 88

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(377,358)	(4,186)	4,529
Realized gain distributions	-	-	-
Net realized (losses) gains	(377,358)	(4,186)	4,529

Net change in unrealized appreciation/ depreciation	706,004	6,348	(3,998)

Net realized and change in unrealized gains	328,646	2,162	531

Increase in net assets from operations	$ 415,961	$ 2,686	$ 619

	GS3	AI6	AI1
	Sub-Account	Sub-Account5	Sub-Account2

Income:
Dividend income	$ 969	$ 222	$ 14,324

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(10,419)	(8,699)	4,647
Realized gain distributions	-	-	-
Net realized (losses) gains	(10,419)	(8,699)	4,647

Net change in unrealized appreciation/ depreciation	18,326	11,720	264,053

Net realized and change in unrealized gains	7,907	3,021	268,700

Increase in net assets from operations	$ 8,876	$ 3,243	$ 283,024

2 Effective April 30, 2010, AI1 Sub-Account changed its name from AIM V.I. Capital Appreciation Fund (Series I).

5 Effective April 30, 2010, AI6 Sub-Account changed its name from AIM V.I. Basic Value Fund (Series I).

12 Effective April 30, 2010 GS7 Sub-Account changed its name from Goldman Sachs VIT Capital Growth Fund.

The accompanying notes are an integral part of these financial statements.

4

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

	AI3	IV1	AI4
	Sub-Account3	Sub-Account13	Sub-Account4

Income:
Dividend income	$ 517	$ -	$ 41,384

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(1,423)	(257)	(97,018)
Realized gain distributions	-	-	-
Net realized losses	(1,423)	(257)	(97,018)

Net change in unrealized appreciation/ depreciation	5,670	5,456	269,433

Net realized and change in unrealized gains	4,247	5,199	172,415

Increase in net assets from operations	$ 4,764	$ 5,199	$ 213,799

	A22	ASC	VCP
	Sub-Account1	Sub-Account16	Sub-Account10

Income:
Dividend income	$ 1,795	$ -	$ 1,436

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(681)	(1,541)	(7,554)
Realized gain distributions	-	-	-
Net realized losses	(681)	(1,541)	(7,554)

Net change in unrealized appreciation/ depreciation	43,246	6,355	185,438

Net realized and change in unrealized gains	42,565	4,814	177,884

Increase in net assets from operations	$ 44,360	$ 4,814	$ 179,320

1Effective April 30, 2010, A22 Sub-Account changed its name from AIM V.I. Mid Cap Core Equity Fund (Series I).

3Effective April 30, 2010, AI3 Sub-Account changed its name from AIM V.I. Core Equity Fund (Series I).

4Effective April 30, 2010, AI4 Sub-Account changed its name from AIM V.I. International Growth Fund (Series I).

10Effective June 1, 2010, VCP Sub-Account changed its name from Van Kampen LIT Comstock.
13Effective April 30, 2010, IV1 Sub-Account changed its name from AIM V.I. Dynamics Fund (Series I).

16Effective April 30, 2010, ASC Sub-Account changed its name from AIM V.I. Small Cap Equity Fund (Series I).

The accompanying notes are an integral part of these financial statements.

4

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

	VGI	MVP	JM7
	Sub-Account19	Sub-Account	Sub-Account

Income:
Dividend income	$ 369	$ 31,541	$ 126,096

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(20,156)	524,035	5,445
Realized gain distributions	-	-	-
Net realized (losses) gains	(20,156)	524,035	5,445

Net change in unrealized appreciation/ depreciation	93,976	55,803	160,500

Net realized and change in unrealized gains	73,820	579,838	165,945

Increase in net assets from operations	$ 74,189	$ 611,379	$ 292,041

	JP6	JP4	LRI
	Sub-Account	Sub-Account	Sub-Account17

Income:
Dividend income	$ -	$ 1,018	$ 2,413

Net realized and change in unrealized gains:
Net realized gains on sale of shares	114,965	376	343
Realized gain distributions	-	-	-
Net realized gains	114,965	376	343

Net change in unrealized appreciation/ depreciation	99,465	13,794	18,000

Net realized and change in unrealized gains	214,430	14,170	18,343

Increase in net assets from operations	$ 214,430	$ 15,188	$ 20,756

17 First activity in the Sub-Account occurred in 2010.

19 Effective June 1, 2010, VGI Sub-Account changed its name from Van Kampen LIT Growth and Income Portfolio I.

The accompanying notes are an integral part of these financial statements.

4

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

	LA3	MF9	MFL
	Sub-Account14	Sub-Account	Sub-Account

Income:
Dividend income	$ 595	$ 293	$ 4,330

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(4,964)	(325)	(9,508)
Realized gain distributions	-	-	-
Net realized losses	(4,964)	(325)	(9,508)

Net change in unrealized appreciation/ depreciation	18,838	2,525	49,094

Net realized and change in unrealized gains	13,874	2,200	39,586

Increase in net assets from operations	$ 14,469	$ 2,493	$ 43,916

	MFS	MF7	RG1
	Sub-Account17	Sub-Account	Sub-Account

Income:
Dividend income	$ 44	$ 8,061	$ 2,669

Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	16	2,642	(18,432)
Realized gain distributions	-	-	-
Net realized gains (losses)	16	2,642	(18,432)

Net change in unrealized appreciation/ depreciation	429	8,606	57,172

Net realized and change in unrealized gains	445	11,248	38,740

Increase in net assets from operations	$ 489	$ 19,309	$ 41,409

14Effective May 3, 2010, LA3 Sub-Account changed its name from Lord Abbett Series Fund - International Portfolio VC
17 First activity in the Sub-Account occurred in 2010.

The accompanying notes are an integral part of these financial statements.

4

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

	EME	GGR	RES
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 15,237	$ 646	$ 85

Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	66,061	3,716	(83)
Realized gain distributions	-	-	-
Net realized gains (losses)	66,061	3,716	(83)

Net change in unrealized appreciation/ depreciation	454,988	4,388	702

Net realized and change in unrealized gains	521,049	8,104	619

Increase in net assets from operations	$ 536,286	$ 8,750	$ 704

	RE1	MF6	MFK
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 6,034	$ 187,536	$ 14,253

Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	2,210	10,701	(827)
Realized gain distributions	-	-	-
Net realized gains (losses)	2,210	10,701	(827)

Net change in unrealized appreciation/ depreciation	61,253	45,737	4,837

Net realized and change in unrealized gains	63,463	56,438	4,010

Increase in net assets from operations	$ 69,497	$ 243,974	$ 18,263

The accompanying notes are an integral part of these financial statements.

4

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

	MF2	MFF	MFC
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 242	$ -	$ 6,699

Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	2,551	1,167	(2,253)
Realized gain distributions	-	-	-
Net realized gains (losses)	2,551	1,167	(2,253)

Net change in unrealized appreciation/ depreciation	41,204	42,488	6,398

Net realized and change in unrealized gains	43,755	43,655	4,145

Increase in net assets from operations	$ 43,997	$ 43,655	$ 10,844

	IGS	IG1	IGI
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 86,743	$ 13,088	$ 107,679

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(1,174,887)	(12,348)	(103,101)
Realized gain distributions	-	-	-
Net realized losses	(1,174,887)	(12,348)	(103,101)

Net change in unrealized appreciation/ depreciation	2,429,203	296,954	551,586

Net realized and change in unrealized gains	1,254,316	284,606	448,485

Increase in net assets from operations	$ 1,341,059	$ 297,694	$ 556,164

The accompanying notes are an integral part of these financial statements.

4

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

	M11	M1B	MC1
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 506	$ 318	$ -

Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	10,354	(38,326)	(2,981)
Realized gain distributions	-	-	-
Net realized gains (losses)	10,354	(38,326)	(2,981)

Net change in unrealized appreciation/ depreciation	8,523	73,256	45,510

Net realized and change in unrealized gains	18,877	34,930	42,529

Increase in net assets from operations	$ 19,383	$ 35,248	$ 42,529

	MMS	M10	M1A
	Sub-Account	Sub-Account15	Sub-Account

Income:
Dividend income	$ 13	$ -	$ -

Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of shares	(1)	(4)	19,163
Realized gain distributions	-	-	-
Net realized (losses) gains	(1)	(4)	19,163

Net change in unrealized appreciation/ depreciation	-	-	196,088

Net realized and change in unrealized (losses) gains	(1)	(4)	215,251

Increase (decrease) in net assets from operations	$ 12	$ (4)	$ 215,251

15MFS New Discovery Portfolio  I Class Sub-Account (M10).

The accompanying notes are an integral part of these financial statements.

4

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

	RIS	SI1	TRS
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 94,257	$ 12,841	$ 140,234

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(17,548)	(11,396)	(26,920)
Realized gain distributions	-	-	-
Net realized losses	(17,548)	(11,396)	(26,920)

Net change in unrealized appreciation/ depreciation	715,392	22,487	403,766

Net realized and change in unrealized gains	697,844	11,091	376,846

Increase in net assets from operations	$ 792,101	$ 23,932	$ 517,080

	MFJ	MF5	MFE
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 93,468	$ 37,205	$ 1,857

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(173,692)	62,369	(843)
Realized gain distributions	-	-	-
Net realized (losses) gains	(173,692)	62,369	(843)

Net change in unrealized appreciation/ depreciation	432,386	72,899	7,122

Net realized and change in unrealized gains	258,694	135,268	6,279

Increase in net assets from operations	$ 352,162	$ 172,473	$ 8,136

The accompanying notes are an integral part of these financial statements.

4

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

	EIS	MV1	VMG
	Sub-Account	Sub-Account	Sub-Account11

Income:
Dividend income	$ 15,808	$ 10,815	$ -

Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	76,497	(52,125)	560,500
Realized gain distributions	-	-	-
Net realized gains (losses)	76,497	(52,125)	560,500

Net change in unrealized appreciation/ depreciation	57,595	127,155	773,145

Net realized and change in unrealized gains	134,092	75,030	1,333,645

Increase in net assets from operations	$ 149,900	$ 85,845	$ 1,333,645

	NMC	NPP	NAR
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ -	$ 167	$ 8,723

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(501)	(1,317)	(55,508)
Realized gain distributions	-	-	-
Net realized losses	(501)	(1,317)	(55,508)

Net change in unrealized appreciation/ depreciation	3,963	4,765	332,955

Net realized and change in unrealized gains	3,462	3,448	277,447

Increase in net assets from operations	$ 3,462	$ 3,615	$ 286,170

11 Effective June 1, 2010, VMG Sub-Account changed its name from Van Kampen UIF Mid Cap Growth Portfolio (Class I).

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

	NLM	OCF	OGS
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 12,912	$ 20,486	$ 62,095

Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of shares	(1,215)	1,458,576	174,196
Realized gain distributions	-	-	-
Net realized (losses) gains	(1,215)	1,458,576	174,196

Net change in unrealized appreciation/ depreciation	(94)	(483,115)	171,452

Net realized and change in unrealized (losses) gains	(1,309)	975,461	345,648

Increase in net assets from operations	$ 11,603	$ 995,947	$ 407,743

	OSC	PCR	PME
	Sub-Account	Sub-Account17	Sub-Account

Income:
Dividend income	$ 14,412	$ 30,092	$ 24,386

Net realized and change in unrealized gains:
Net realized gains (losses) on sale of shares	54,226	(39)	1,491
Realized gain distributions	-	4,459	-
Net realized gains	54,226	4,420	1,491

Net change in unrealized appreciation/ depreciation	521,225	31,484	21,828

Net realized and change in unrealized gains	575,451	35,904	23,319

Increase in net assets from operations	$ 589,863	$ 65,996	$ 47,705

17 First activity in the Sub-Account occurred in 2010.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

	PRR	PTR	SCP
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 325,687	$ 1,770,491	$ 4,854

Net realized and change in unrealized gains:
Net realized gains on sale of shares	472,191	1,957,011	9,475
Realized gain distributions	206,922	2,299,451	-
Net realized gains	679,113	4,256,462	9,475

Net change in unrealized appreciation/ depreciation	685,707	(497,493)	725,657

Net realized and change in unrealized gains	1,364,820	3,758,969	735,132

Increase in net assets from operations	$ 1,690,507	$ 5,529,460	$ 739,986

	RX218	RX1	SCM
	Sub-Account	Sub-Account	Sub-Account7

Income:
Dividend income	$ -	$ -	$ -

Net realized and change in unrealized (losses) gains:
Net realized gains (losses) on sale of shares	44	(53)	(48,165)
Realized gain distributions	-	-	439
Net realized gains (losses)	44	(53)	(47,726)

Net change in unrealized appreciation/ depreciation	(51)	99	82,657

Net realized and change in unrealized (losses) gains	(7)	46	34,931

(Decrease) increase in net assets from operations	$ (7)	$ 46	$ 34,931

7 Effective November 15, 2010, SCM Sub-Account changed its name from SC Oppenheimer Large Cap Core Fund I Class Small Cap Fund.

18 Rydex VT NASDAQ-100 Fund Sub-Account (RX2)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

	SCB	SCD	SGC
	Sub-Account6	Sub-Account	Sub-Account

Income:
Dividend income	$ 1,288	$ 2,214	$ -

Net realized and change in unrealized gains:
Net realized (losses) gains on sale of shares	(12,575)	10,614	766,564
Realized gain distributions	-	-	69,033
Net realized (losses) gains	(12,575)	10,614	835,597

Net change in unrealized appreciation/ depreciation	94,058	50,649	(241,554)

Net realized and change in unrealized gains	81,483	61,263	594,043

Increase in net assets from operations	$ 82,771	$ 63,477	$ 594,043

	SDC	SLC	SPC
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 15,414	$ -	$ 427,011

Net realized and change in unrealized gains:
Net realized gains on sale of shares	5,300	406,232	621,376
Realized gain distributions	1,195	102,838	39,996
Net realized gains	6,495	509,070	661,372

Net change in unrealized appreciation/ depreciation	(911)	(104,904)	(438,764)

Net realized and change in unrealized gains	5,584	404,166	222,608

Increase in net assets from operations	$ 20,998	$ 404,166	$ 649,619

6 Effective November 15, 2010, SCB Sub-Account changed its name from SC Oppenheimer Main Street.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

	SC5	SC3	SC2
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 2,347	$ 989,396	$ 140,948

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(698,379)	(1,151,360)	(36,497)
Realized gain distributions	-	-	12,097
Net realized losses	(698,379)	(1,151,360)	(24,400)

Net change in unrealized appreciation/ depreciation	1,659,382	1,377,026	171,956

Net realized and change in unrealized gains	961,003	225,666	147,556

Increase in net assets from operations	$ 963,350	$ 1,215,062	$ 288,504

	SC1	TBC	REI
	Sub-Account	Sub-Account	Sub-Account

Income:
Dividend income	$ 20,553	$ -	$ 370,456

Net realized and change in unrealized gains:
Net realized gains on sale of shares	-	31,335	588,675
Realized gain distributions	-	-	-
Net realized gains	-	31,335	588,675

Net change in unrealized appreciation/ depreciation	-	345,997	1,727,045

Net realized and change in unrealized gains	-	377,332	2,315,720

Increase in net assets from operations	$ 20,553	$ 377,332	$ 2,686,176

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2010

	RNA	USC
	Sub-Account	Sub-Account

Income:
Dividend income	$ 237	$ -

Net realized and change in unrealized gains:
Net realized losses on sale of shares	(1,374)	(63,326)
Realized gain distributions	2,727	-
Net realized gains (losses)	1,353	(63,326)

Net change in unrealized appreciation/ depreciation	22,178	296,389

Net realized and change in unrealized gains	23,531	233,063

Increase in net assets from operations	$ 23,768	$ 233,063

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	AL4 Sub-Account		AL3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ -	$ -	$ -	$ -
Net realized gains (losses)	206,101	(1,242,704)	80,495	(8,249)
Net change in unrealized appreciation/depreciation	22,903	2,002,705	109,402	117,718
Net increase from operations	229,004	760,001	189,897	109,469

Contract Owner Transactions:
Purchase payments received	320,005	375,970	261,831	284,902
Transfers between Sub-Accounts
(including the Fixed Account), net	(460,191)	(96,484)	213,539	131,664
Withdrawals and surrenders	(1,324,148)	(3)	(102,565)	-
Mortality and expense risk charges	(38,607)	(45,337)	(29,697)	(10,677)
Net (decrease) increase from contract owner transactions	(1,502,941)	234,146	343,108	405,889

Total (decrease) increase in net assets	(1,273,937)	994,147	533,005	515,358

Net assets at beginning of year	2,613,922	1,619,775	549,427	34,069
Net assets at end of year	$ 1,339,985	$ 2,613,922	$ 1,082,432	$ 549,427

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	AN2 Sub-Account		AN3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 254	$ -	$ -	$ 2,437
Net realized losses	(201)	(5,594)	(8,540)	(31,901)
Net change in unrealized appreciation/depreciation	2,307	12,740	17,669	43,288
Net increase from operations	2,360	7,146	9,129	13,824

Contract Owner Transactions:
Purchase payments received	-	-	4,366	8,514
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,403)	(13,659)	(134)	2,180
Withdrawals and surrenders	-	-	(168)	(19,605)
Mortality and expense risk charges	(456)	(528)	(5,680)	(7,139)
Net decrease from contract owner transactions	(1,859)	(14,187)	(1,616)	(16,050)

Total increase (decrease) in net assets	501	(7,041)	7,513	(2,226)

Net assets at beginning of year	13,486	20,527	77,882	80,108
Net assets at end of year	$ 13,987	$ 13,486	$ 85,395	$ 77,882

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	AN4 Sub-Account		IVP Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 31,245	$ 69,987	$ 263,566	$ 201,766
Net realized (losses) gains	(351,137)	(275,922)	599,313	(8,182,967)
Net change in unrealized appreciation/depreciation	553,079	730,082	(1,195,735)	13,142,799
Net increase (decrease) from operations	233,187	524,147	(332,856)	5,161,598

Contract Owner Transactions:
Purchase payments received	195,466	159,676	632,786	797,331
Transfers between Sub-Accounts
(including the Fixed Account), net	(105,774)	17,190	(3,002,150)	(5,479)
Withdrawals and surrenders	(59,788)	(60,621)	(6,669,860)	(2,635,209)
Mortality and expense risk charges	(54,930)	(55,622)	(172,528)	(366,230)
Net (decrease) increase from contract owner transactions	(25,026)	60,623	(9,211,752)	(2,209,587)

Total increase (decrease) in net assets	208,161	584,770	(9,544,608)	2,952,011

Net assets at beginning of year	1,840,077	1,255,307	15,614,934	12,662,923
Net assets at end of year	$ 2,048,238	$ 1,840,077	$ 6,070,326	$ 15,614,934

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	AN5 Sub-Account		ASM Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ -	$ -	$ 6,741	$ 5,169
Net realized (losses) gains	(12,055)	(36,619)	286,286	(13,665)
Net change in unrealized appreciation/depreciation	94,288	84,391	(52,020)	224,014
Net increase from operations	82,233	47,772	241,007	215,518

Contract Owner Transactions:
Purchase payments received	93,651	45,948	97,295	54,741
Transfers between Sub-Accounts
(including the Fixed Account), net	(15,528)	37,673	224,655	389,514
Withdrawals and surrenders	-	(3,511)	(19,431)	(25,728)
Mortality and expense risk charges	(8,040)	(6,495)	(29,138)	(24,448)
Net increase from contract owner transactions	70,083	73,615	273,381	394,079

Total increase in net assets	152,316	121,387	514,388	609,597

Net assets at beginning of year	259,309	137,922	762,745	153,148
Net assets at end of year	$ 411,625	$ 259,309	$ 1,277,133	$ 762,745

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	308 Sub-Account		301 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	200915	201024	2009
Operations:
Net investment income	$ 2,286	$ 680	$ 396	$ -
Net realized gains (losses)	30	(20)	1	-
Net change in unrealized appreciation/depreciation	9,593	(613)	(379)	-
Net increase from operations	11,909	47	18	-

Contract Owner Transactions:
Purchase payments received	65,324	48,599	16,453	-
Transfers between Sub-Accounts
(including the Fixed Account), net	46,908	-	126	-
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(22,301)	(1,574)	(521)	-
Net increase from contract owner transactions	89,931	47,025	16,058	-

Total increase in net assets	101,840	47,072	16,076	-

Net assets at beginning of year	47,072	-	-	-
Net assets at end of year	$ 148,912	$ 47,072	$ 16,076	$ -

15 Commencement of operations was November 1, 2008; first activity in 2009.

24 First activity in the Sub-Account occurred in 2010.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	304 Sub-Account		307 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	201024	2009
Operations:
Net investment income	$ 9,379	$ -	$ -	$ -
Net realized losses	(21,682)	(3)	-	-
Net change in unrealized appreciation/depreciation	60,722	(2,549)	-	-
Net increase (decrease) from operations	48,419	(2,552)	-	-

Contract Owner Transactions:
Purchase payments received	113,206	-	28	-
Transfers between Sub-Accounts
(including the Fixed Account), net	195,914	555,650	18	-
Withdrawals and surrenders	(13,057)	-	-	-
Mortality and expense risk charges	(22,004)	(699)	(16)	-
Net increase from contract owner transactions	274,059	554,951	30	-

Total increase in net assets	322,478	552,399	30	-

Net assets at beginning of year	552,399	-	-	-
Net assets at end of year	$ 874,877	$ 552,399	$ 30	$ -

24 First activity in the Sub-Account occurred in 2010.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	306 Sub-Account		303 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	201024	2009	2010	2009
Operations:
Net investment income	$ 19	$ -	$ 9,998	$ 3,615
Net realized gains	-	-	114,604	207,009
Net change in unrealized appreciation/depreciation	227	-	134,641	(2,214)
Net increase from operations	246	-	259,243	208,410

Contract Owner Transactions:
Purchase payments received	-	-	187,723	-
Transfers between Sub-Accounts
(including the Fixed Account), net	1,064	-	1,558,098	(376,395)
Withdrawals and surrenders	-	-	(658,140)	-
Mortality and expense risk charges	(15)	-	(35,468)	(14,899)
Net increase (decrease) from contract owner transactions	1,049	-	1,052,213	(391,294)

Total increase (decrease) in net assets	1,295	-	1,311,456	(182,884)

Net assets at beginning of year	-	-	-	182,884
Net assets at end of year	$ 1,295	$ -	$ 1,311,456	$ -

24 First activity in the Sub-Account occurred in 2010.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	302 Sub-Account		305 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	200915	201024	2009
Operations:
Net investment income	$ 2,076	$ 1,075	$ 91,752	$ -
Net realized gains	6,429	552	355	-
Net change in unrealized appreciation/depreciation	9,295	22,154	(72,099)	-
Net increase from operations	17,800	23,781	20,008	-

Contract Owner Transactions:
Purchase payments received	49,060	-	103,421	-
Transfers between Sub-Accounts
(including the Fixed Account), net	3,919	56,083	1,576,072	-
Withdrawals and surrenders	1	-	-	-
Mortality and expense risk charges	(4,841)	(2,779)	(3,938)	-
Net increase from contract owner transactions	48,139	53,304	1,675,555	-

Total increase in net assets	65,939	77,085	1,695,563	-

Net assets at beginning of year	77,085	-	-	-
Net assets at end of year	$ 143,024	$ 77,085	$ 1,695,563	$ -

15 Commencement of operations was November 1, 2008; first activity in 2009.

24 First activity in the Sub-Account occurred in 2010.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	300 Sub-Account		BLG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	201024	2009
Operations:
Net investment income	$ 276,067	$ 34,597	$ 747	$ -
Net realized gains	190,397	14,327	15,171	-
Net change in unrealized appreciation/depreciation	(276,986)	154,461	6,067	-
Net increase from operations	189,478	203,385	21,985	-

Contract Owner Transactions:
Purchase payments received	263,050	146,226	21,914	-
Transfers between Sub-Accounts
(including the Fixed Account), net	16,145,657	3,607,042	42,013	-
Withdrawals and surrenders	(809,179)	-	-	-
Mortality and expense risk charges	(222,551)	(54,283)	(19,836)	-
Net increase from contract owner transactions	15,376,977	3,698,985	44,091	-

Total increase in net assets	15,566,455	3,902,370	66,076	-

Net assets at beginning of year	4,218,039	315,669	-	-
Net assets at end of year	$ 19,784,494	$ 4,218,039	$ 66,076	$ -

24 First activity in the Sub-Account occurred in 2010.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	MLV Sub-Account		NNG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	201024	2009
Operations:
Net investment income	$ 17,182	$ 16,953	$ -	$ -
Net realized losses	(38,119)	(48,639)	-	-
Net change in unrealized appreciation/depreciation	831,813	760,974	37	-
Net increase from operations	810,876	729,288	37	-

Contract Owner Transactions:
Purchase payments received	7,353	285,533	23,021	-
Transfers between Sub-Accounts
(including the Fixed Account), net	381	8	-	-
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(49,247)	(41,006)	(4)	-
Net (decrease) increase from contract owner transactions	(41,513)	244,535	23,017	-

Total increase in net assets	769,363	973,823	23,054	-

Net assets at beginning of year	2,854,919	1,881,096	-	-
Net assets at end of year	$ 3,624,282	$ 2,854,919	$ 23,054	$ -

24 First activity in the Sub-Account occurred in 2010.

.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	NMI Sub-Account		DRS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 70	$ 138	$ 44,158	$ 29,469
Net realized (losses) gains	(117)	(373,906)	201,113	(87,451)
Net change in unrealized appreciation/depreciation	1,528	362,998	243,634	292,763
Net increase (decrease) from operations	1,481	(10,770)	488,905	234,781

Accumulation Activity:
Purchase payments received	3,074	3,602	705,702	-
Transfers between Sub-Accounts	-	(289,802)	1,111,639	402,754
(including the Fixed Account), net	-	-	-	-
Withdrawals and surrenders	-	-	(2,111)	-
Mortality and expense risk charges	(592)	(1,874)	(46,467)	(5,651)
Net increase (decrease) from contract owner transactions	2,482	(288,074)	1,768,763	397,103

Total increase (decrease) in net assets	3,963	(298,844)	2,257,668	631,884

Net assets at beginning of year	8,263	307,107	884,330	252,446
Net assets at end of year	$ 12,226	$ 8,263	$ 3,141,998	$ 884,330

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	DSV Sub-Account		DGO Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 28,421	$ 25,633	$ -	$ -
Net realized gains (losses)	36,053	(360,933)	1,447	(3,919)
Net change in unrealized appreciation/depreciation	1,196,227	1,247,634	65,496	26,644
Net increase from operations	1,260,701	912,334	66,943	22,725

Contract Owner Transactions:
Purchase payments received	1,508,876	1,006,229	2,240	374
Transfers between Sub-Accounts
(including the Fixed Account), net	(349,562)	111,588	249,281	-
Withdrawals and surrenders	(19,535)	(25,950)	(1,486)	(363)
Mortality and expense risk charges	(111,130)	(98,246)	(11,927)	(6,279)
Net increase (decrease) from contract owner transactions	1,028,649	993,621	238,108	(6,268)

Total increase in net assets	2,289,350	1,905,955	305,051	16,457

Net assets at beginning of year	4,123,272	2,217,317	69,517	53,060
Net assets at end of year	$ 6,412,622	$ 4,123,272	$ 374,568	$ 69,517

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	DTS Sub-Account		DMC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ -	$ -	$ 929	$ 360
Net realized gains (losses)	57,006	(46,019)	8,585	(4,635)
Net change in unrealized appreciation/depreciation	(18,355)	127,050	91,575	18,674
Net increase from operations	38,651	81,031	101,089	14,399

Contract Owner Transactions:
Purchase payments received	36,165	40,117	101,788	64,749
Transfers between Sub-Accounts
(including the Fixed Account), net	(238,285)	(31,766)	356,016	2,661
Withdrawals and surrenders	(6,786)	(22,669)	(12,017)	(11,606)
Mortality and expense risk charges	(9,109)	(11,453)	(7,980)	(2,690)
Net (decrease) increase from contract owner transactions	(218,015)	(25,771)	437,807	53,114

Total (decrease) increase in net assets	(179,364)	55,260	538,896	67,513

Net assets at beginning of year	179,364	124,104	85,923	18,410
Net assets at end of year	$ -	$ 179,364	$ 624,819	$ 85,923

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	DTG Sub-Account		DSI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	200917	2010	2009
Operations:
Net investment income	$ -	$ -	$ 1,154,690	$ 1,065,256
Net realized gains (losses)	-	22	(6,184,285)	(6,652,584)
Net change in unrealized appreciation/depreciation	(78)	5	14,095,533	18,628,908
Net (decrease) increase from operations	(78)	27	9,065,938	13,041,580

Contract Owner Transactions:
Purchase payments received	279	255	4,261,668	4,517,990
Transfers between Sub-Accounts
(including the Fixed Account), net	8,020	56	(5,102,685)	(353,097)
Withdrawals and surrenders	(229)	-	(5,703,274)	(5,210,817)
Mortality and expense risk charges	(190)	(233)	(1,359,403)	(1,288,665)
Net increase (decrease) from contract owner transactions	7,880	78	(7,903,694)	(2,334,589)

Total increase in net assets	7,802	105	1,162,244	10,706,991

Net assets at beginning of year	105	-	60,384,784	49,677,793
Net assets at end of year	$ 7,907	$ 105	$ 61,547,028	$ 60,384,784

17 Commencement of operations was May 2, 2005; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	DCA Sub-Account		DGI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 26,375	$ 16,561	$ 195	$ 155
Net realized (losses) gains	(10,336)	31,634	(1,019)	(1,901)
Net change in unrealized appreciation/depreciation	207,945	142,579	3,548	4,906
Net increase from operations	223,984	190,774	2,724	3,160

Contract Owner Transactions:
Purchase payments received	459,443	429,070	3,873	4,508
Transfers between Sub-Accounts
(including the Fixed Account), net	1,087	(4)	(466)	(3)
Withdrawals and surrenders	(381)	-	(365)	(1,375)
Mortality and expense risk charges	(32,931)	(30,886)	(1,768)	(2,016)
Net increase from contract owner transactions	427,218	398,180	1,274	1,114

Total increase in net assets	651,202	588,954	3,998	4,274

Net assets at beginning of year	1,209,273	620,319	14,412	10,138
Net assets at end of year	$ 1,860,475	$ 1,209,273	$ 18,410	$ 14,412

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	DSC Sub-Account		DQB Sub-Account
	December 31,	December 31,	December 31,	December 31,
	201022	2009	2010	2009
Operations:
Net investment income	$ 7,565	$ 24,664	$ 7,095	$ 8,725
Net realized losses	(18,633)	(897,749)	981	(3,685)
Net change in unrealized appreciation/depreciation	305,419	1,185,104	6,673	19,931
Net increase from operations	294,351	312,019	14,749	24,971

Contract Owner Transactions:
Purchase payments received	9,232	18,792	2,227	17,154
Transfers between Sub-Accounts
(including the Fixed Account), net	(4)	(660,056)	177	1,926
Withdrawals and surrenders	(6,202)	(164,290)	(16,985)	(42,347)
Mortality and expense risk charges	(19,154)	(33,843)	(4,268)	(5,310)
Net decrease from contract owner transactions	(16,128)	(839,397)	(18,849)	(28,577)

Total increase (decrease) in net assets	278,223	(527,378)	(4,100)	(3,606)

Net assets at beginning of year	956,197	1,483,575	184,977	188,583
Net assets at end of year	$ 1,234,420	$ 956,197	$ 180,877	$ 184,977

22 Effective April  19, 2010, DSC Sub-Account changed its name from Dreyfus VIF Developing Leaders Portfolio (Initial Series).

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	SCV Sub-Account		SSI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 7,077	$ 3,560	$ 44,189	$ 50,221
Net realized (losses) gains	(1,190)	(3,158)	205,152	(789,643)
Net change in unrealized appreciation/depreciation	127,746	82,826	737,132	1,539,526
Net increase from operations	133,633	83,228	986,473	800,104

Contract Owner Transactions:
Purchase payments received	289,083	80,345	493,124	518,162
Transfers between Sub-Accounts
(including the Fixed Account), net	44,806	171,685	1,098,095	1,701,907
Withdrawals and surrenders	(1,583)	-	(1,319,767)	(901,591)
Mortality and expense risk charges	(19,335)	(9,726)	(109,766)	(91,153)
Net increase from contract owner transactions	312,971	242,304	161,686	1,227,325

Total increase in net assets	446,604	325,532	1,148,159	2,027,429

Net assets at beginning of year	472,842	147,310	4,464,114	2,436,685
Net assets at end of year	$ 919,446	$ 472,842	$ 5,612,273	$ 4,464,114

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	SSC Sub-Account		SHR Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 11,240	$ 23,438	$ 1,770	$ 4,187
Net realized (losses) gains	(136,596)	(204,844)	18,467	(1,659)
Net change in unrealized appreciation/depreciation	540,808	545,700	(15,789)	19,650
Net increase from operations	415,452	364,294	4,448	22,178

Contract Owner Transactions:
Purchase payments received	34,652	37,346	9,912	87,932
Transfers between Sub-Accounts
(including the Fixed Account), net	(226,631)	(19,698)	(52,416)	(40,243)
Withdrawals and surrenders	(5,060)	(26,878)	-	-
Mortality and expense risk charges	(39,883)	(36,920)	(3,259)	(3,060)
Net (decrease) increase from contract owner transactions	(236,922)	(46,150)	(45,763)	44,629

Total increase (decrease) in net assets	178,530	318,144	(41,315)	66,807

Net assets at beginning of year	1,758,726	1,440,582	76,459	9,652
Net assets at end of year	$ 1,937,256	$ 1,758,726	$ 35,144	$ 76,459

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	AMG Sub-Account		FVI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	200918
Operations:
Net investment income	$ 196	$ 262	$ 353	$ 3,372
Net realized (losses) gains	(29)	(1,884)	11,763	243
Net change in unrealized appreciation/depreciation	2,359	6,918	(1,378)	3,178
Net (decrease) increase from operations	2,584	5,296	10,738	6,793

Contract Owner Transactions:
Purchase payments received	52	1,295	16,325	199,800
Transfers between Sub-Accounts	1,088	6,299
(including the Fixed Account), net	-	-	(211,084)	6
Withdrawals and surrenders	(388)	(6,239)	-	-
Mortality and expense risk charges	(2,851)	(3,031)	(2,541)	(1,955)
Net (decrease) increase from contract owner transactions	(2,099)	(1,676)	(197,300)	197,851

Total increase (decrease) in net assets	485	3,620	(186,562)	204,644

Net assets at beginning of year	24,827	21,207	204,644	-
Net assets at end of year	$ 25,312	$ 24,827	$ 18,082	$ 204,644

18 For the period of May 1, 2009 (commencement of operations of Sub-Account) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	FCN Sub-Account		FL1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 200,008	$ 172,144	$ 21,703	$ 21,859
Net realized losses	(1,026,034)	(2,851,111)	(236,734)	(304,848)
Net change in unrealized appreciation/depreciation	3,185,898	6,539,656	561,004	847,525
Net increase from operations	2,359,872	3,860,689	345,973	564,536

Contract Owner Transactions:
Purchase payments received	1,754,873	2,089,145	105,975	82,993
Transfers between Sub-Accounts
(including the Fixed Account), net	45,884	(664,759)	(302,843)	(99,904)
Withdrawals and surrenders	(310,096)	(701,728)	35,793	(41,123)
Mortality and expense risk charges	(318,723)	(330,837)	(75,542)	(75,917)
Net increase (decrease) from contract owner transactions	1,171,938	391,821	(236,617)	(133,951)

Total increase in net assets	3,531,810	4,252,510	109,356	430,585

Net assets at beginning of year	14,140,572	9,888,062	2,169,036	1,738,451
Net assets at end of year	$ 17,672,382	$ 14,140,572	$ 2,278,392	$ 2,169,036

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	FE3 Sub-Account		FF1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20108	2009	2010	2009
Operations:
Net investment income	$ 94,405	$ -	$ 8,500	$ 9,468
Net realized (losses) gains	(176,796)	-	14,003	334,597
Net change in unrealized appreciation/depreciation	806,254	-	18,988	25,487
Net increase from operations	723,863	-	41,491	369,552

Contract Owner Transactions:
Purchase payments received	713,646	-	108,360	112,480
Transfers between Sub-Accounts
(including the Fixed Account), net	3,153,054	-	(3,580)	2,141,955
Withdrawals and surrenders	(1,247)	-	(5,545)	(2,320,135)
Mortality and expense risk charges	(91,016)	-	(12,253)	(46,385)
Net increase (decrease) from contract owner transactions	3,774,437	-	86,982	(112,085)

Total increase in net assets	4,489,300	-	128,474	257,467
		-
Net assets at beginning of year	-	-	284,279	26,812
Net assets at end of year	$ 4,498,300	$ -	$ 412,753	$ 284,279

8 Effective January 1, 2010, Fidelity VIP Equity-Income Portfolio (Initial Class) Sub-Account (FEI) and Fidelity VIP Equity-Income Portfolio (Initial Class) Sub-Account (FE2) merged to form FE3.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	FF2 Sub-Account		FF3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 7,080	$ 3,328	$ 6,043	$ 3,128
Net realized gains	8,697	161,208	6,799	81,674
Net change in unrealized appreciation/depreciation	10,231	12,627	21,894	27,276
Net increase from operations	26,008	177,163	34,736	112,078

Contract Owner Transactions:
Purchase payments received	186,299	52,256	94,594	42,572
Transfers between Sub-Accounts
(including the Fixed Account), net	31,291	985,897	47,682	498,040
Withdrawals and surrenders	(2,044)	(1,105,551)	(4,000)	(501,470)
Mortality and expense risk charges	(9,952)	(15,217)	(8,205)	(8,557)
Net increase (decrease) from contract owner transactions	205,594	(82,615)	130,071	30,585

Total increase in net assets	231,601	94,548	164,807	142,663

Net assets at beginning of year	111,817	17,269	159,166	16,503
Net assets at end of year	$ 343,418	$ 111,817	$ 323,973	$ 159,166

.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	FVG Sub-Account		FGP Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 4,626	$ 5,353	$ 672	$ 1,159
Net realized losses	(51,046)	(48,808)	(33,611)	(369,579)
Net change in unrealized appreciation/depreciation	136,189	170,759	89,235	403,244
Net increase from operations	89,769	127,304	56,296	34,824

Contract Owner Transactions:
Purchase payments received	124,428	203,072	26,535	16,114
Transfers between Sub-Accounts
(including the Fixed Account), net	(20,636)	(20,797)	(64,303)	(339,468)
Withdrawals and surrenders	(31,136)	(5,506)	(6,042)	-
Mortality and expense risk charges	(20,368)	(21,926)	(20,659)	(20,236)
Net increase (decrease) from contract owner transactions	52,288	154,843	(64,469)	(343,590)

Total increase (decrease) in net assets	142,057	282,147	(8,173)	(308,766)

Net assets at beginning of year	558,028	275,881	279,935	588,701
Net assets at end of year	$ 700,085	$ 558,028	$ 271,762	$ 279,935

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	FL3 Sub-Account		FHI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 225	$ 1,394	$ 75,936	$ 71,167
Net realized (losses) gains	(10,868)	(30,244)	80,034	(79,845)
Net change in unrealized appreciation/depreciation	184,403	209,078	868	335,239
Net increase from operations	173,760	180,228	156,838	326,561

Contract Owner Transactions:
Purchase payments received	40,495	36,571	88,443	25,289
Transfers between Sub-Accounts
(including the Fixed Account), net	(137,904)	77,635	883,892	56,674
Withdrawals and surrenders	(15,221)	(36,594)	(1,090,808)	(108,122)
Mortality and expense risk charges	(28,598)	(30,513)	(28,624)	(19,677)
Net (decrease) increase from contract owner transactions	(141,228)	47,099	(147,097)	(45,836)

Total increase in net assets	32,532	227,327	9,741	280,725

Net assets at beginning of year	800,092	572,765	1,010,020	729,295
Net assets at end of year	$ 832,624	$ 800,092	$ 1,019,761	$ 1,010,020

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	FIP Sub-Account		FIG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 469	$ 673	$ 886,517	$ 1,912,045
Net realized gains	329	80	392,848	6,990
Net change in unrealized appreciation/depreciation	3,416	5,588	538,498	1,308,565
Net increase from operations	4,214	6,341	1,817,863	3,227,600

Contract Owner Transactions:
Purchase payments received	877	944	552,292	1,264,652
Transfers between Sub-Accounts
(including the Fixed Account), net	-	-	(413,563)	(1,240,481)
Withdrawals and surrenders	(8,723)	-	(153,931)	(125)
Mortality and expense risk charges	(821)	(806)	(326,420)	(350,170)
Net (decrease) increase from contract owner transactions	(8,667)	138	(341,622)	(326,124)

Total (decrease) increase in net assets	(4,453)	6,479	1,476,241	2,901,476

Net assets at beginning of year	30,220	23,741	23,322,538	20,421,062
Net assets at end of year	$ 25,767	$ 30,220	$ 24,798,779	$ 23,322,538

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	FMC Sub-Account		FL5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 20,826	$ 23,838	$ 70,552	$ 443,657
Net realized gains (losses)	134,390	(311,031)	53,298	-
Net change in unrealized appreciation/depreciation	1,243,195	1,288,162	-	-
Net increase from operations	1,398,411	1,000,969	123,850	443,657

Contract Owner Transactions:
Purchase payments received	1,454,461	1,469,195	53,996,575	52,695,454
Transfers between Sub-Accounts
(including the Fixed Account), net	(484,659)	409,389	(34,098,902)	(31,155,006)
Withdrawals and surrenders	(6,320)	(177,678)	(18,480,423)	(1,794,828)
Mortality and expense risk charges	(140,918)	(104,165)	(1,914,547)	(1,685,016)
Net increase (decrease) from contract owner transactions	822,565	1,596,741	(497,297)	18,060,604

Total increase (decrease) in net assets	2,220,975	2,597,710	(373,447)	18,504,261

Net assets at beginning of year	4,185,241	1,587,531	86,109,898	67,605,637
Net assets at end of year	$ 6,406,216	$ 4,185,241	$ 85,736,451	$ 86,109,898

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	FOF Sub-Account		FL2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 6,762	$ 9,820	$ 12,145	$ 16,436
Net realized losses	(87,128)	(77,506)	(103,253)	(103,856)
Net change in unrealized appreciation/depreciation	123,367	189,529	227,034	324,718
Net increase from operations	43,001	121,843	135,926	237,298

Contract Owner Transactions:
Purchase payments received	89,885	160,486	120,717	133,048
Transfers between Sub-Accounts
(including the Fixed Account), net	(94,436)	(27,856)	(2,195)	(16,441)
Withdrawals and surrenders	(17,262)	-	(63,679)	(79,223)
Mortality and expense risk charges	(16,725)	(17,928)	(48,827)	(49,102)
Net (decrease) increase from contract owner transactions	(38,538)	114,702	6,016	(11,718)

Total increase in net assets	4,463	236,545	141,942	225,580

Net assets at beginning of year	517,604	281,059	975,630	750,050
Net assets at end of year	$ 522,067	$ 517,604	$ 1,117,572	$ 975,630

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	SGI Sub-Account		FRE Sub-Account
	December 31,	December 31,	December 31,	December 31,
	201024	2009	2010	2009
Operations:
Net investment income	$ 476	$ -	$ 5,106	$ 17,647
Net realized gains (losses)	131	-	(44,201)	(54,327)
Net change in unrealized appreciation/depreciation	2,360	-	72,024	69,181
Net increase from operations	2,967	-	32,929	32,501

Contract Owner Transactions:
Purchase payments received	45,100	-	9,330	11,291
Transfers between Sub-Accounts
(including the Fixed Account), net	(17,222)	-	18,849	10,366
Withdrawals and surrenders	-	-	(30,206)	(14,306)
Mortality and expense risk charges	(635)	-	(6,555)	(6,055)
Net increase (decrease) from contract owner transactions	27,243	-	(8,582)	1,296

Total increase in net assets	30,210	-	24,347	33,797

Net assets at beginning of year	-	-	153,948	120,151
Net assets at end of year	$ 30,210	$ -	$ 178,295	$ 153,948

24 First activity in the Sub-Account occurred in 2010.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	FSC Sub-Account		FSS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ -	$ -	$ 12,982	$ 11,466
Net realized gains (losses)	34,749	(295,720)	(19,758)	(27,231)
Net change in unrealized appreciation/depreciation	116,422	460,765	103,769	148,237
Net increase from operations	151,171	165,045	96,993	132,472

Contract Owner Transactions:
Purchase payments received	91,635	55,850	134,804	143,259
Transfers between Sub-Accounts
(including the Fixed Account), net	(104,736)	(60,027)	175,569	12,519
Withdrawals and surrenders	(16,349)	-	(25,706)	(9,367)
Mortality and expense risk charges	(16,368)	(12,489)	(29,243)	(26,395)
Net (decrease) increase from contract owner transactions	(45,818)	(16,666)	255,424	120,016

Total increase in net assets	105,353	148,379	352,417	252,488

Net assets at beginning of year	643,052	494,673	731,573	479,085
Net assets at end of year	$ 748,405	$ 643,052	$ 1,083,990	$ 731,573

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	TFS Sub-Account		FTI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 87,268	$ 95,835	$ 3,611	$ 3,307
Net realized losses	(27,452)	(109,823)	(14,484)	(28,517)
Net change in unrealized appreciation/depreciation	323,373	1,224,912	27,782	63,776
Net increase from operations	383,189	1,210,924	16,909	38,566

Contract Owner Transactions:
Purchase payments received	210,783	344,879	99,164	15,791
Transfers between Sub-Accounts
(including the Fixed Account), net	45,705	(195,996)	48,503	37,728
Withdrawals and surrenders	(29,922)	-	(45,049)	(26,956)
Mortality and expense risk charges	(76,958)	(64,803)	(10,396)	(11,969)
Net increase from contract owner transactions	149,608	84,080	92,222	14,594

Total increase in net assets	532,797	1,295,004	109,131	53,160

Net assets at beginning of year	4,233,416	2,938,412	140,426	87,266
Net assets at end of year	$ 4,766,213	$ 4,233,416	$ 249,557	$ 140,426

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	TSF Sub-Account		FTG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 87,315	$ 193,419	$ 524	$ 1,304
Net realized losses	(377,358)	(898,767)	(4,186)	(6,515)
Net change in unrealized appreciation/depreciation	706,004	2,271,287	6,348	16,749
Net increase from operations	415,961	1,565,939	2,686	11,538

Contract Owner Transactions:
Purchase payments received	480,172	542,032	3,233	4,657
Transfers between Sub-Accounts
(including the Fixed Account), net	(870,749)	(623,894)	(7,262)	(3)
Withdrawals and surrenders	(24,703)	(252,229)	(2,317)	(3,446)
Mortality and expense risk charges	(97,019)	(130,106)	(3,266)	(6,993)
Net decrease from contract owner transactions	(512,299)	(464,197)	(9,612)	(5,785)

Total (decrease) increase in net assets	(96,338)	1,101,742	(6,926)	5,753

Net assets at beginning of year	6,294,121	5,192,379	46,409	40,656
Net assets at end of year	$ 6,197,783	$ 6,294,121	$ 39,483	$ 46,409

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	GS7 Sub-Account		GS3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	201012	2009	2010	2009
Operations:
Net investment income	$ 88	$ 302	$ 969	$ 1,358
Net realized gains (losses)	4,529	(20,244)	(10,419)	(18,640)
Net change in unrealized appreciation/depreciation	(3,998)	27,670	18,326	30,987
Net increase from operations	619	7,728	8,876	13,705

Contract Owner Transactions:
Purchase payments received	18,997	3,747	8,915	11,094
Transfers between Sub-Accounts
(including the Fixed Account), net	(73,154)	25,216	-	(140.00)
Withdrawals and surrenders	(2,596)	-	(16,715)	(19,319)
Mortality and expense risk charges	(945)	(1,499)	(7,079)	(7,039)
Net (decrease) increase from contract owner transactions	(57,698)	27,464	(14,879)	(15,404)

Total (decrease) increase in net assets	(57,079)	35,192	(6,003)	(1,699)

Net assets at beginning of year	76,125	40,933	72,419	74,118
Net assets at end of year	$ 19,046	$ 76,125	$ 66,416	$ 72,419

12Effective April 30, 2010 GS7 Sub-Account changed its name from Goldman Sachs VIT Capital Growth Fund.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	AI6 Sub-Account		AI1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20105	2009	20102	2009
Operations:
Net investment income	$ 222	$ 562	$ 14,324	$ 10,628
Net realized (losses) gains	(8,699)	(3,702)	4,647	(327)
Net change in unrealized appreciation/depreciation	11,720	15,521	264,053	312,729
Net increase from operations	3,243	12,381	283,024	323,030

Contract Owner Transactions:
Purchase payments received	7,246	8,404	2,528	2,691
Transfers between Sub-Accounts
(including the Fixed Account), net	-	-	(1)	1
Withdrawals and surrenders	(5,483)	-	(336)	-
Mortality and expense risk charges	(2,246)	(2,237)	(28,101)	(28,021)
Net (decrease) increase from contract owner transactions	(483)	6,167	(25,910)	(25,329)

Total increase in net assets	2,760	18,548	257,114	297,701

Net assets at beginning of year	39,628	21,080	1,851,176	1,553,475
Net assets at end of year	$ 42,388	$ 39,628	$ 2,108,290	$ 1,851,176

2 Effective April 30, 2010, AI1 Sub-Account changed its name from AIM V.I. Capital Appreciation Fund (Series I).

5Effective April 30, 2010, AI6 Sub-Account changed its name from AIM V.I. Basic Value Fund (Series I).

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	AI3 Sub-Account		IV1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20103	2009	201014	2009
Operations:
Net investment income	$ 517	$ 833	$ -	$ -
Net realized losses	(1,423)	(2,730)	(257)	(605)
Net change in unrealized appreciation/depreciation	5,670	10,795	5,456	6,194
Net increase from operations	4,764	8,898	5,199	5,589

Contract Owner Transactions:
Purchase payments received	9,741	12,195	4,152	4,084
Transfers between Sub-Accounts
(including the Fixed Account), net	(31)	20,423	-	513
Withdrawals and surrenders	(5,367)	(2,398)	-	(2)
Mortality and expense risk charges	(4,238)	(6,260)	(1,155)	(1,006)
Net increase from contract owner transactions	105	23,960	2,997	3,589

Total increase in net assets	4,869	32,858	8,196	9,178

Net assets at beginning of year	51,783	18,925	20,492	11,314
Net assets at end of year	$ 56,652	$ 51,783	$ 28,688	$ 20,492

3Effective April 30, 2010, AI3 Sub-Account changed its name from AIM V.I. Core Equity Fund (Series I).

14Effective April 30, 2010, IV1 Sub-Account changed its name from AIM V.I. Dynamics Fund (Series I).

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	AI4 Sub-Account		A22 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20104	2009	20101	2009
Operations:
Net investment income	$ 41,384	$ 25,937	$ 1,795	$ 160
Net realized losses	(97,018)	(157,482)	(681)	(503)
Net change in unrealized appreciation/depreciation	269,433	627,759	43,246	6,396
Net increase from operations	213,799	496,214	44,360	6,053

Contract Owner Transactions:
Purchase payments received	31,330	9,535	81,950	3,990
Transfers between Sub-Accounts		(82,767)
(including the Fixed Account), net	(262,060)	-	16,723	289,000
Withdrawals and surrenders	-	(548)	(3,186)	-
Mortality and expense risk charges	(33,572)	(32,548)	(6,213)	(1,168)
Net (decrease) increase from contract owner transactions	(264,302)	(106,328)	89,274	291,822

Total (decrease) increase in net assets	(50,503)	389,886	133,634	297,875

Net assets at beginning of year	2,012,516	1,622,630	305,211	7,336
Net assets at end of year	$ 1,962,013	$ 2,012,516	$ 438,845	$ 305,211

1 Effective April 30, 2010, A22 Sub-Account changed its name from AIM V.I. Mid Cap Core Equity Fund (Series I).

4  Effective April 30, 2010, AI4 Sub-Account changed its name from AIM V.I. International Growth Fund (Series I).

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	ASC Sub-Account		VCP Sub-Account
	December 31,	December 31,	December 31,	December 31,
	201021	2009	201010	2009
Operations:
Net investment income	$ -	$ 40	$ 1,436	$ 38,391
Net realized losses	(1,541)	(5,041)	(7,554)	(10,192)
Net change in unrealized appreciation/depreciation	6,355	11,115	185,438	165,751
Net increase from operations	4,814	6,114	179,320	193,950

Contract Owner Transactions:
Purchase payments received	-	-	215,342	218,344
Transfers between Sub-Accounts
(including the Fixed Account), net	(438.00)	(11,785)	(7)	(317)
Withdrawals and surrenders	-	-	(11,562)	(1)
Mortality and expense risk charges	(749)	(990)	(14,938)	(13,781)
Net (decrease) increase from contract owner transactions	(1,187)	(12,775)	188,835	204,245

Total increase (decrease) in net assets	3,627	(6,661)	368,155	398,195

Net assets at beginning of year	25,492	32,153	1,069,733	671,538
Net assets at end of year	$ 29,119	$ 25,492	$ 1,437,888	$ 1,069,733

10 Effective June 1, 2010, VCP Sub-Account changed its name from Van Kampen LIT Comstock.
21 Effective April 30, 2010, ASC Sub-Account changed its name from AIM V.I. Small Cap Equity Fund (Series I).

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	VGI Sub-Account		MVP Sub-Account
	December 31,	December 31,	December 31,	December 31,
	201020	2009	2010	2009
Operations:
Net investment income	$ 369	$ 14,936	$ 31,541	$ 23,703
Net realized (losses) gains	(20,156)	(85,610)	524,035	(726,208)
Net change in unrealized appreciation/depreciation	93,976	156,405	55,803	1,983,073
Net increase from operations	74,189	85,731	611,379	1,280,568

Contract Owner Transactions:
Purchase payments received	518,132	-	537,631	145,098
Transfers between Sub-Accounts
(including the Fixed Account), net	297,881	(299)	2,042,894	721,133
Withdrawals and surrenders	(30,596)	(12,411)	(2,135,752)	(1,280,511)
Mortality and expense risk charges	(13,623)	(4,368)	(133,374)	(99,747)
Net increase (decrease) from contract owner transactions	771,794	(17,078)	311,399	(514,027)

Total increase in net assets	845,983	68,653	922,778	766,541

Net assets at beginning of year	344,791	276,138	4,085,863	3,319,322
Net assets at end of year	$ 1,190,774	$ 344,791	$ 5,008,641	$ 4,085,863

20 Effective June 1, 2010, VGI Sub-Account changed its name from Van Kampen LIT Growth and Income Portfolio I.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	JM7 Sub-Account		JP6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	200919	2010	200919
Operations:
Net investment income	$ 126,096	$ -	$ -	$ 1,512
Net realized gains	5,445	106,542	114,965	6,672
Net change in unrealized appreciation/depreciation	160,500	185,432	99,465	148,718
Net increase from operations	292,041	291,974	214,430	156,902

Contract Owner Transactions:
Purchase payments received	10,374	6,410	1,480	2,274
Transfers between Sub-Accounts
(including the Fixed Account), net	(1)	3,450,406	(18,751)	539,710
Withdrawals and surrenders	(1,285)	(495,101)	(1,405)	(5,696)
Mortality and expense risk charges	(60,342)	(75,065)	(16,767)	(10,325)
Net (decrease) increase from contract owner transactions	(51,254)	2,886,650	(35,443)	525,963

Total increase in net assets	240,787	3,178,624	178,987	682,865

Net assets at beginning of year	3,178,624	-	682,865	-
Net assets at end of year	$ 3,419,411	$ 3,178,624	$ 861,852	$ 682,865

19 For the period of April 24, 2009 (commencement of operations of Sub-Account) through December 31, 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	JP4 Sub-Account		LRI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	200919	201024	2009
Operations:
Net investment income	$ 1,018	$ -	$ 2,413	$ -
Net realized gains	376	381	343	-
Net change in unrealized appreciation/depreciation	13,794	28,606	18,000	-
Net increase from operations	15,188	28,987	20,756	-

Contract Owner Transactions:
Purchase payments received	52	70	75,762	-
Transfers between Sub-Accounts
(including the Fixed Account), net	-	86,377	89,824	-
Withdrawals and surrenders	(376)	(1,178)	-	-
Mortality and expense risk charges	(1,115)	(1,011)	(2,383)	-
Net (decrease) increase from contract owner transactions	(1,439)	84,258	163,203	-

Total increase in net assets	13,749	113,245	183,959	-

Net assets at beginning of year	113,245	-	-	-
Net assets at end of year	$ 126,994	$ 113,245	$ 183,959	$ -

19 For the period of April 24, 2009 (commencement of operations of Sub-Account) through December 31, 2009.

24 First activity in the Sub-Account occurred in 2010.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	LA3 Sub-Account		MF9 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	201023	2009	2010	2009
Operations:
Net investment income	$ 595	$ 907	$ 293	$ 310
Net realized losses	(4,964)	(7,375)	(325)	(582)
Net change in unrealized appreciation/depreciation	18,838	27,525	2,525	3,543
Net increase from operations	14,469	21,057	2,493	3,271

Contract Owner Transactions:
Purchase payments received	4,780	6,181	665	1,286
Transfers between Sub-Accounts
(including the Fixed Account), net	846.00	2,103	(481)	(2)
Withdrawals and surrenders	(3,223)	(1,834)	(372)	-
Mortality and expense risk charges	(2,908)	(2,876)	(1,086)	(1,302)
Net (decrease) increase from contract owner transactions	(505)	3,574	(1,274)	(18)

Total increase in net assets	13,964	24,631	1,219	3,253

Net assets at beginning of year	68,564	43,933	16,217	12,964
Net assets at end of year	$ 82,528	$ 68,564	$ 17,436	$ 16,217

23 Effective May 3, 2010, LA3 Sub-Account changed its name from Lord Abbett Series Fund - International Portfolio VC

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	MFL Sub-Account		MFS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	201024	2009
Operations:
Net investment income	$ 4,330	$ 4,377	$ 44	$ -
Net realized (losses) gains	(9,508)	(5,990)	16	-
Net change in unrealized appreciation/depreciation	49,094	58,795	429	-
Net increase from operations	43,916	57,182	489	-

Contract Owner Transactions:
Purchase payments received	65,856	42,120	16,325	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(26,601)	8,890	1,117	-
Withdrawals and surrenders	-	(3,519)	-	-
Mortality and expense risk charges	(10,394)	(9,864)	(443)	-
Net increase from contract owner transactions	28,861	37,627	16,999	-

Total increase in net assets	72,777	94,809	17,488	-

Net assets at beginning of year	302,652	207,843	-	-
Net assets at end of year	$ 375,429	$ 302,652	$ 17,488	$ -

24 First activity in the Sub-Account occurred in 2010.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	MF7 Sub-Account		RG1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 8,061	$ 13,686	$ 2,669	$ 2,356
Net realized gains (losses)	2,642	(11,043)	(18,432)	(4,265)
Net change in unrealized appreciation/depreciation	8,606	44,272	57,172	47,336
Net increase from operations	19,309	46,915	41,409	45,427

Contract Owner Transactions:
Purchase payments received	10,127	12,943	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	12,104	(34,351)	26,718	55,343
Withdrawals and surrenders	(23,654)	(35,643)	-	-
Mortality and expense risk charges	(14,305)	(15,072)	(10,032)	(6,067)
Net (decrease) increase from contract owner transactions	(15,728)	(72,123)	16,686	49,276

Total increase (decrease) in net assets	3,581	(25,208)	58,095	94,703

Net assets at beginning of year	184,654	209,862	185,797	91,094
Net assets at end of year	$ 188,235	$ 184,654	$ 243,892	$ 185,797

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	EME Sub-Account		GGR Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 15,237	$ 38,040	$ 646	$ 839
Net realized gains (losses)	66,061	(291,432)	3,716	(1,094)
Net change in unrealized appreciation/depreciation	454,988	1,008,389	4,388	25,230
Net increase from operations	536,286	754,997	8,750	24,975

Contract Owner Transactions:
Purchase payments received	421,598	276,046	2,394	2,915
Transfers between Sub-Accounts
(including the Fixed Account), net	110,996	39,397	(407)	(5)
Withdrawals and surrenders	(223)	(284,370)	(64,904)	-
Mortality and expense risk charges	(45,175)	(31,871)	(5,578)	(5,920)
Net increase (decrease) from contract owner transactions	487,196	(798)	(68,495)	(3,010)

Total increase (decrease) in net assets	1,023,482	754,199	(59,745)	21,965

Net assets at beginning of year	1,855,914	1,101,715	86,358	64,393
Net assets at end of year	$ 2,879,396	$ 1,855,914	$ 26,613	$ 86,358

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	RES Sub-Account		RE1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 85	$ 86	$ 6,034	$ 5,570
Net realized (losses) gains	(83)	(214)	2,210	(2,442)
Net change in unrealized appreciation/depreciation	702	1,722	61,253	121,746
Net increase from operations	704	1,594	69,497	124,874

Contract Owner Transactions:
Purchase payments received	286	759	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	-	(3)	113,016	25,186
Withdrawals and surrenders	(371)	-	-	-
Mortality and expense risk charges	(441)	(711)	(19,673)	(16,269)
Net (decrease) increase from contract owner transactions	(526)	45	93,343	8,917

Total increase in net assets	178	1,639	162,840	133,791

Net assets at beginning of year	6,444	4,805	499,197	365,406
Net assets at end of year	$ 6,622	$ 6,444	$ 662,037	$ 499,197

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	MF6 Sub-Account		MFK Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 187,536	$ 235,490	$ 14,253	$ 23,881
Net realized gains (losses)	10,701	53,288	(827)	(137)
Net change in unrealized appreciation/depreciation	45,737	(78,783)	4,837	(11,195)
Net increase from operations	243,974	209,995	18,263	12,549

Contract Owner Transactions:
Purchase payments received	752,188	707,133	57,876	31,218
Transfers between Sub-Accounts
(including the Fixed Account), net	1,087,166	(300,054)	(41,721)	291,447
Withdrawals and surrenders	(37,045)	(48,532)	-	(20,923)
Mortality and expense risk charges	(128,963)	(115,771)	(8,374)	(8,349)
Net increase from contract owner transactions	1,673,346	242,776	7,781	293,393

Total increase in net assets	1,917,320	452,771	26,044	305,942

Net assets at beginning of year	5,092,814	4,640,043	395,750	89,808
Net assets at end of year	$ 7,010,134	$ 5,092,814	$ 421,794	$ 395,750

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	MF2 Sub-Account		MFF Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	200911
Operations:
Net investment income	$ 242	$ 792	$ -	$ -
Net realized gains (losses)	2,551	12,711	1,167	(1,499)
Net change in unrealized appreciation/depreciation	41,204	92,364	42,488	71,747
Net increase from operations	43,997	105,867	43,655	70,248

Contract Owner Transactions:
Purchase payments received	1,293	3,191	2,289	4
Transfers between Sub-Accounts
(including the Fixed Account), net	(511)	171,054	68,107	110,010
Withdrawals and surrenders	(390)	-	-	-
Mortality and expense risk charges	(7,140)	(8,323)	(10,356)	(8,598)
Net (decrease) increase from contract owner transactions	(6,748)	165,922	60,040	101,416

Total increase in net assets	37,249	271,789	103,695	171,664

Net assets at beginning of year	284,074	12,285	262,454	90,790
Net assets at end of year	$ 321,323	$ 284,074	$ 366,149	$ 262,454

11 Commencement of operations was May 4, 2007; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	MFC Sub-Account		IGS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 6,699	$ 5,916	$ 86,743	$ 95,238
Net realized losses	(2,253)	(6,749)	(1,174,887)	(2,657,778)
Net change in unrealized appreciation/depreciation	6,398	25,329	2,429,203	5,619,117
Net increase from operations	10,844	24,496	1,341,059	3,056,577

Contract Owner Transactions:
Purchase payments received	2,369	2,042	409,616	432,947
Transfers between Sub-Accounts
(including the Fixed Account), net	9,170	(5,601)	(2,367,035)	572,087
Withdrawals and surrenders	-	-	(23,180)	(53,549)
Mortality and expense risk charges	(2,996)	(2,643)	(172,376)	(200,223)
Net increase (decrease) from contract owner transactions	8,543	(6,202)	(2,152,975)	751,262

Total increase (decrease) in net assets	19,387	18,294	(811,916)	3,807,839

Net assets at beginning of year	72,614	54,320	11,724,128	7,916,289
Net assets at end of year	$ 92,001	$ 72,614	$ 10,912,212	$ 11,724,128

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	IG1 Sub-Account		IGI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	200911
Operations:
Net investment income	$ 13,088	$ 11,370	$ 107,679	$ -
Net realized (losses) gains	(12,348)	(50,808)	(103,101)	709
Net change in unrealized appreciation/depreciation	296,954	548,265	551,586	26,617
Net increase from operations	297,694	508,827	556,164	27,326

Contract Owner Transactions:
Purchase payments received	95,863	94,538	222,242	6,074
Transfers between Sub-Accounts
(including the Fixed Account), net	104,161	14,703	6,648,056	2,739,080
Withdrawals and surrenders	-	-	(2,383,417)	-
Mortality and expense risk charges	(62,851)	(54,094)	(182,574)	(7,862)
Net increase from contract owner transactions	137,173	55,147	4,304,307	2,737,292

Total increase in net assets	434,867	563,974	4,860,471	2,764,618

Net assets at beginning of year	1,842,153	1,278,179	2,764,618	-
Net assets at end of year	$ 2,277,020	$ 1,842,153	$ 7,625,089	$ 2,764,618

11 Commencement of operations was May 4, 2007; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	M11 Sub-Account		M1B Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 506	$ 807	$ 318	$ 3,216
Net realized gains (losses)	10,354	286	(38,326)	(169,293)
Net change in unrealized appreciation/depreciation	8,523	32,490	73,256	366,861
Net increase from operations	19,383	33,583	35,248	200,784

Contract Owner Transactions:
Purchase payments received	2,900	14,844	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(1)	51,141	(433,712)	(279,134)
Withdrawals and surrenders	(58,528)	(21,272)	-	(6,467)
Mortality and expense risk charges	(4,935)	(2,758)	(14,202)	(23,948)
Net (decrease) increase from contract owner transactions	(60,564)	41,955	(447,914)	(309,549)

Total (decrease) increase in net assets	(41,181)	75,538	(412,666)	(108,765)

Net assets at beginning of year	169,600	94,062	711,018	819,783
Net assets at end of year	$ 128,419	$ 169,600	$ 298,352	$ 711,018

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	MCI Sub-Account		MMS Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ -	$ -	$ 13	$ 392
Net realized losses	(2,981)	(4,926)	(1)	-
Net change in unrealized appreciation/depreciation	45,510	47,223	-	-
Net increase from operations	42,529	42,297	12	392

Contract Owner Transactions:
Purchase payments received	-	-	9,082	3,328
Transfers between Sub-Accounts
(including the Fixed Account), net	79,334	3,794	(1,109,669)	(49,226,992)
Withdrawals and surrenders	-	-	(302,018)	(5,640,359)
Mortality and expense risk charges	(5,693)	(4,465)	(1,749,218)	(2,317,798)
Net increase (decrease) from contract owner transactions	73,641	(671)	(3,151,823)	(57,181,821)

Total increase (decrease) in net assets	116,170	41,626	(3,151,811)	(57,181,429)

Net assets at beginning of year	139,874	98,248	51,502,185	108,683,614
Net assets at end of year	$ 256,044	$ 139,874	$ 48,350,374	$ 51,502,185

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	M10 Sub-Account		M1A Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ -	$ -	$ -	$ -
Net realized (losses) gains	(4)	(5,840)	19,163	(81,124)
Net change in unrealized appreciation/depreciation	-	11,734	196,088	400,658
Net increase from operations	(4)	5,894	215,251	319,534

Contract Owner Transactions:
Purchase payments received	-	-	3,076	6,893
Transfers between Sub-Accounts
(including the Fixed Account), net	6	(17,790)	(139,138)	(115,348)
Withdrawals and surrenders	(2)	-	(40,638)	(16,079)
Mortality and expense risk charges	-	(359)	(17,932)	(23,002)
Net decrease from contract owner transactions	4	(18,149)	(194,632)	(147,536)

Total (decrease) increase in net assets	-	(12,255)	20,619	171,998

Net assets at beginning of year	-	12,255	827,424	655,426
Net assets at end of year	$ -	$ -	$ 848,043	$ 827,424

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	RIS Sub-Account		SI1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 94,257	$ 162,100	$ 12,841	$ 27,891
Net realized losses	(17,548)	(2,358,704)	(11,396)	(5,567)
Net change in unrealized appreciation/depreciation	715,392	3,794,863	22,487	41,996
Net increase from operations	792,101	1,598,259	23,932	64,320

Contract Owner Transactions:
Purchase payments received	1,878,506	1,659,574	-	-
Transfers between Sub-Accounts
(including the Fixed Account), net	(240,873)	(99,440)	(56,705)	75,154
Withdrawals and surrenders	(103,257)	(1,365,342)	-	-
Mortality and expense risk charges	(175,012)	(153,750)	(9,077)	(9,871)
Net increase (decrease) from contract owner transactions	1,359,364	41,042	(65,782)	65,283

Total increase (decrease) in net assets	2,151,465	1,639,301	(41,850)	129,603

Net assets at beginning of year	6,454,848	4,815,547	299,662	170,059
Net assets at end of year	$ 8,606,313	$ 6,454,848	$ 257,812	$ 299,662

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	TRS Sub-Account		MFJ Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 140,234	$ 122,645	$ 93,468	$ 117,929
Net realized losses	(26,920)	(239,641)	(173,692)	(181,727)
Net change in unrealized appreciation/depreciation	403,766	814,524	432,386	630,518
Net increase from operations	517,080	697,528	352,162	566,720

Contract Owner Transactions:
Purchase payments received	773,961	1,120,513	70,666	33,628
Transfers between Sub-Accounts
(including the Fixed Account), net	7,646	171,974	(266,091)	(40,054)
Withdrawals and surrenders	(2,097)	(1,396)	(6,188)	(7,686)
Mortality and expense risk charges	(122,426)	(104,126)	(100,716)	(103,994)
Net increase (decrease) from contract owner transactions	657,084	1,186,965	(302,329)	(118,106)

Total increase in net assets	1,174,164	1,884,493	49,833	448,614

Net assets at beginning of year	4,812,471	2,927,978	3,639,303	3,190,689
Net assets at end of year	$ 5,986,635	$ 4,812,471	$ 3,689,136	$ 3,639,303

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	MF5 Sub-Account		MFE Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 37,205	$ 28,180	$ 1,857	$ 7,270
Net realized gains (losses)	62,369	(180,728)	(843)	(168,186)
Net change in unrealized appreciation/depreciation	72,899	335,408	7,122	191,182
Net increase from operations	172,473	182,860	8,136	30,266

Contract Owner Transactions:
Purchase payments received	361,857	324,958	1,113	-
Transfers between Sub-Accounts
(including the Fixed Account), net	271,669	149,032	(779)	(44,057)
Withdrawals and surrenders	(69,968)	(4,561)	-	(191,483)
Mortality and expense risk charges	(33,149)	(27,669)	(1,795)	(3,621)
Net increase (decrease) from contract owner transactions	530,409	441,760	(1,461)	(239,161)

Total increase (decrease) in net assets	702,882	624,620	6,675	(208,895)

Net assets at beginning of year	1,081,311	456,691	60,838	269,733
Net assets at end of year	$ 1,784,193	$ 1,081,311	$ 67,513	$ 60,838

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	EIS Sub-Account		MV1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 15,808	$ 6,183	$ 10,815	$ 11,364
Net realized gains (losses)	76,497	(358,868)	(52,125)	(13,948)
Net change in unrealized appreciation/depreciation	57,595	374,845	127,155	144,647
Net increase from operations	149,900	22,160	85,845	142,063

Contract Owner Transactions:
Purchase payments received	201,388	194,999	4,152	4,084
Transfers between Sub-Accounts
(including the Fixed Account), net	1,703,887	(142,006)	(155,161)	48,123
Withdrawals and surrenders	(33,671)	(21,719)	-	-
Mortality and expense risk charges	(38,946)	(17,479)	(31,741)	(27,923)
Net increase (decrease) from contract owner transactions	1,832,658	13,795	(182,750)	24,284

Total increase (decrease) in net assets	1,982,558	35,955	(96,905)	166,347

Net assets at beginning of year	889,844	853,889	816,946	650,599
Net assets at end of year	$ 2,872,402	$ 889,844	$ 720,041	$ 816,946

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	VMG Sub-Account		NMC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20108	2009	2010	2009
Operations:
Net investment income	$ -	$ -	$ -	$ -
Net realized gains (losses)	560,500	(1,090,561)	(501)	(879)
Net change in unrealized appreciation/depreciation	773,145	3,328,522	3,963	3,683
Net increase from operations	1,333,645	2,237,961	3,462	2,804

Contract Owner Transactions:
Purchase payments received	119,200	107,215	2,784	3,687
Transfers between Sub-Accounts
(including the Fixed Account), net	604,195	(653,422)	(1)	(3)
Withdrawals and surrenders	(369,454)	(1,333,370)	(1,397)	-
Mortality and expense risk charges	(108,548)	(103,283)	(1,418)	(1,598)
Net increase (decrease) from contract owner transactions	245,393	(1,982,860)	(32)	2,086

Total increase in net assets	1,579,038	255,101	3,430	4,890

Net assets at beginning of year	3,866,691	3,611,590	12,484	7,594
Net assets at end of year	$ 5,445,729	$ 3,866,691	$ 15,914	$ 12,484

8 Effective June 1, 2010, VMG Sub-Account changed its name from Van Kampen UIF Mid Cap Growth Portfolio (Class I).

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	NPP Sub-Account		NAR Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 167	$ 582	$ 8,723	$ 19,173
Net realized losses	(1,317)	(4,465)	(55,508)	(145,022)
Net change in unrealized appreciation/depreciation	4,765	13,389	332,955	613,921
Net increase from operations	3,615	9,506	286,170	488,072

Contract Owner Transactions:
Purchase payments received	1,073	3,106	2,182	3,724
Transfers between Sub-Accounts
(including the Fixed Account), net	-	(18)	(169,809)	(320,385)
Withdrawals and surrenders	(364)	(3,735)	-	-
Mortality and expense risk charges	(593)	(1,154)	(19,400)	(20,330)
Net increase (decrease) from contract owner transactions	116	(1,801)	(187,027)	(336,991)

Total increase in net assets	3,731	7,705	99,143	151,081

Net assets at beginning of year	23,294	15,589	1,263,546	1,112,465
Net assets at end of year	$ 27,025	$ 23,294	$ 1,362,689	$ 1,263,546

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	NLM Sub-Account		OCF Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 12,912	$ 15,044	$ 20,486	$ 26,625
Net realized (losses) gains	(1,215)	(1,375)	1,458,576	(1,255,772)
Net change in unrealized appreciation/depreciation	(94)	1,535	(483,115)	4,937,117
Net increase from operations	11,603	15,204	995,947	3,707,970

Contract Owner Transactions:
Purchase payments received	1,064	1,284	604,500	796,067
Transfers between Sub-Accounts
(including the Fixed Account), net	152,742	108,432	(242,935)	2,312,774
Withdrawals and surrenders	(396)	(768)	(135,211)	(1,776,408)
Mortality and expense risk charges	(4,347)	(2,682)	(237,547)	(264,241)
Net increase (decrease) from contract owner transactions	149,063	106,266	(11,193)	1,068,192

Total increase in net assets	160,666	121,470	984,754	4,776,162

Net assets at beginning of year	204,487	83,017	11,598,393	6,822,231
Net assets at end of year	$ 365,153	$ 204,487	$ 12,583,147	$ 11,598,393

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	OGS Sub-Account		OSC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 62,095	$ 85,964	$ 14,412	$ 17,260
Net realized gains (losses)	174,196	(881,999)	54,226	(477,250)
Net change in unrealized appreciation/depreciation	171,452	2,163,960	521,225	1,194,864
Net increase from operations	407,743	1,367,925	589,863	734,874

Contract Owner Transactions:
Purchase payments received	443,971	217,630	568,514	491,047
Transfers between Sub-Accounts
(including the Fixed Account), net	866,057	169,226	(54,348)	(299,535)
Withdrawals and surrenders	(2,565,582)	(317,822)	(3,125)	(398,201)
Mortality and expense risk charges	(102,165)	(103,917)	(68,543)	(61,438)
Net (decrease) increase from contract owner transactions	(1,357,719)	(34,883)	442,498	(268,127)

Total (decrease) increase in net assets	(949,976)	1,333,042	1,032,361	466,747

Net assets at beginning of year	4,838,461	3,505,419	2,214,742	1,747,995
Net assets at end of year	$ 3,888,485	$ 4,838,461	$ 3,247,103	$ 2,214,742

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	PCR Sub-Account		PME Sub-Account
	December 31,	December 31,	December 31,	December 31,
	201024	2009	20109	2009
Operations:
Net investment income	$ 30,092	$ -	$ 24,386	$ -
Net realized gains	4,420	-	1,491	-
Net change in unrealized appreciation/depreciation	31,484	-	21,828	-
Net increase from operations	65,996	-	47,705	-

Contract Owner Transactions:
Purchase payments received	3,753	-	294,381	-
Transfers between Sub-Accounts
(including the Fixed Account), net	213,430	-	541,498	-
Withdrawals and surrenders	-	-	(6,050)	-
Mortality and expense risk charges	(3,322)	-	(18,102)	-
Net increase from contract owner transactions	213,861	-	811,727	-

Total increase in net assets	279,857	-	859,432	-

Net assets at beginning of year	-	-	-	-
Net assets at end of year	$ 279,857	$ -	$ 859,432	$ -

9 Effective January 1, 2010, PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PMB) and VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PM2) merged to form PME.
24 First activity in the Sub-Account occurred in 2010.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	PRR Sub-Account		PTR Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 325,687	$ 485,118	$ 1,770,491	$ 2,758,925
Net realized gains	679,113	1,422,518	4,256,462	2,833,883
Net change in unrealized appreciation/depreciation	685,707	1,134,578	(497,493)	1,144,271
Net increase from operations	1,690,507	3,042,214	5,529,460	6,737,079

Contract Owner Transactions:
Purchase payments received	1,303,798	2,451,245	2,964,355	4,621,062
Transfers between Sub-Accounts
(including the Fixed Account), net	3,243,661	1,007,455	10,272,068	8,280,969
Withdrawals and surrenders	(958,572)	(848,345)	(3,829,649)	(438,909)
Mortality and expense risk charges	(471,271)	(449,993)	(1,433,383)	(1,227,163)
Net increase from contract owner transactions	3,117,616	2,160,362	7,973,391	11,235,959

Total increase in net assets	4,808,123	5,202,576	13,502,851	17,973,038

Net assets at beginning of year	19,355,819	14,153,243	65,540,706	47,567,668
Net assets at end of year	$ 24,163,942	$ 19,355,819	$ 79,043,557	$ 65,540,706

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	SCP Sub-Account		RX2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 4,854	$ -	$ -	$ -
Net realized gains (losses)	9,475	(334,328)	44	(13)
Net change in unrealized appreciation/depreciation	725,657	1,051,569	(51)	99
Net increase (decrease) from operations	739,986	717,241	(7)	86

Contract Owner Transactions:
Purchase payments received	196,299	38,255	52	115
Transfers between Sub-Accounts
(including the Fixed Account), net	1,381,542	615,984	-	-
Withdrawals and surrenders	(624,494)	(197,849)	(293)	-
Mortality and expense risk charges	(107,380)	(72,977)	(19)	(54)
Net increase (decrease) from contract owner transactions	845,967	383,413	(260)	61

Total increase (decrease) in net assets	1,585,953	1,100,654	(267)	147

Net assets at beginning of year	2,911,390	1,810,736	267	120
Net assets at end of year	$ 4,497,343	$ 2,911,390	$ -	$ 267

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	RX1 Sub-Account		SCM Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	20107	2009
Operations:
Net investment income	$ -	$ 2	$ -	$ 3,029
Net realized losses	(53)	(14,311)	(47,726)	(104,091)
Net change in unrealized appreciation/depreciation	99	15,662	82,657	145,345
Net increase from operations	46	1,353	34,931	44,283

Contract Owner Transactions:
Purchase payments received	-	1,532	4,152	4,084
Transfers between Sub-Accounts
(including the Fixed Account), net	-	(16,766)	(68,554)	(98,622)
Withdrawals and surrenders	-	-	(1)	(335)
Mortality and expense risk charges	(12)	(480)	(4,943)	(5,603)
Net decrease from contract owner transactions	(12)	(15,714)	(69,346)	(100,476)

Total increase (decrease) in net assets	34	(14,361)	(34,415)	(56,193)

Net assets at beginning of year	311	14,672	299,859	356,052
Net assets at end of year	$ 345	$ 311	$ 265,444	$ 299,859

7Effective November 15, 2010, SCM Sub-Account changed its name from SC Oppenheimer Large Cap Core Fund I Class Small Cap Fund

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	SCB Sub-Account		SCD Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20106	2009	201013	2009
Operations:
Net investment income	$ 1,288	$ 194	$ 2,214	$ -
Net realized (losses) gains	(12,575)	(15,407)	10,614	-
Net change in unrealized appreciation/depreciation	94,058	119,454	50,649	-
Net increase from operations	82,771	104,241	63,477	-

Contract Owner Transactions:
Purchase payments received	739	1,835	203,034	-
Transfers between Sub-Accounts
(including the Fixed Account), net	20,995	(479)	298,463	-
Withdrawals and surrenders	(36,257)	(12,283)	-	-
Mortality and expense risk charges	(9,278)	(10,903)	(18,345)	-
Net (decrease) increase from contract owner transactions	(23,801)	(21,830)	483,152	-

Total increase in net assets	58,970	82,411	546,629	-

Net assets at beginning of year	379,058	296,647	-	-
Net assets at end of year	$ 438,028	$ 379,058	$ 546,629	$ -

6 Effective November 15, 2010, SCB Sub-Account changed its name from SC Oppenheimer Main Street

13 Effective January 1, 2010, C Davis Venture Value Fund (Initial Class) Sub-Account (SC7) and C Davis Venture Value Fund (Initial Class) Sub-Account (S77) merged to form SCD.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	SGC Sub-Account		SDC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	200915	2010	200915
Operations:
Net investment income	$ -	$ 36,297	$ 15,414	$ 10,116
Net realized gains	835,597	442,191	6,495	6,766
Net change in unrealized appreciation/depreciation	(241,554)	850,111	(911)	4,439
Net increase from operations	594,043	1,328,599	20,998	21,321

Contract Owner Transactions:
Purchase payments received	390,408	292,745	59,006	100,790
Transfers between Sub-Accounts
(including the Fixed Account), net	(1,763,045)	2,446,065	665,584	492,417
Withdrawals and surrenders	(70,897)	(114,835)	(15,556)	(3,795)
Mortality and expense risk charges	(98,913)	(109,003)	(35,651)	(18,765)
Net (decrease) increase from contract owner transactions	(1,542,447)	2,514,972	673,383	570,647

Total (decrease) increase in net assets	(948,404)	3,843,571	694,381	591,968

Net assets at beginning of year	3,843,571	-	591,968	-
Net assets at end of year	$ 2,895,167	$ 3,843,571	$ 1,286,349	$ 591,968

15 Commencement of operations was May 1, 2008; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	SLC Sub-Account		SPC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	200915	2010	200915
Operations:
Net investment income	$ -	$ 16,384	$ 427,011	$ 338,336
Net realized gains	509,070	494,737	661,372	302,307
Net change in unrealized appreciation/depreciation	(104,904)	429,267	(438,764)	666,400
Net increase from operations	404,166	940,388	649,619	1,307,043

Contract Owner Transactions:
Purchase payments received	241,874	244,704	209,088	153,860
Transfers between Sub-Accounts
(including the Fixed Account), net	(978,005)	1,582,966	(1,973,685)	4,697,504
Withdrawals and surrenders	(14,704)	(30,139)	(73,251)	(19,157)
Mortality and expense risk charges	(55,767)	(65,114)	(118,977)	(96,968)
Net (decrease) increase from contract owner transactions	(806,602)	1,732,417	(1,956,825)	4,735,239

Total (decrease) increase in net assets	(402,436)	2,672,805	(1,307,206)	6,042,282

Net assets at beginning of year	2,672,805	-	6,042,282	-
Net assets at end of year	$ 2,270,369	$ 2,672,805	$ 4,735,076	$ 6,042,282

15 Commencement of operations was May 1, 2008; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	SC5 Sub-Account		SC3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 2,347	$ 1,063	$ 989,396	$ 264,763
Net realized losses	(698,379)	(875,901)	(1,151,360)	(2,357,424)
Net change in unrealized appreciation/depreciation	1,659,382	1,974,891	1,377,026	4,110,390
Net increase from operations	963,350	1,100,053	1,215,062	2,017,729

Contract Owner Transactions:
Purchase payments received	139,908	107,404	651,109	769,301
Transfers between Sub-Accounts
(including the Fixed Account), net	(623,684)	(415,122)	570,447	(590,418)
Withdrawals and surrenders	(49,527)	(40,564)	(150,883)	(269,333)
Mortality and expense risk charges	(93,254)	(96,080)	(162,553)	(156,514)
Net (decrease) increase from contract owner transactions	(626,557)	(444,362)	908,120	(246,964)

Total increase in net assets	336,793	655,691	2,123,182	1,770,765

Net assets at beginning of year	4,801,649	4,145,958	7,452,446	5,681,681
Net assets at end of year	$ 5,138,442	$ 4,801,649	$ 9,575,628	$ 7,452,446

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	SC2 Sub-Account		SC1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 140,948	$ 145,548	$ 20,553	$ 99,890
Net realized losses	(24,400)	(52,991)	-	-
Net change in unrealized appreciation/depreciation	171,956	504,841	-	-
Net increase from operations	288,504	597,398	20,553	99,890

Contract Owner Transactions:
Purchase payments received	329,449	575,803	1,333,220	1,651,899
Transfers between Sub-Accounts
(including the Fixed Account), net	(254,947)	(4,176)	1,131,202	(31,199,189)
Withdrawals and surrenders	(423)	(116,891)	662,153	(2,079,939)
Mortality and expense risk charges	(179,624)	(168,855)	(463,034)	(1,495,096)
Net (decrease) increase from contract owner transactions	(105,545)	285,881	2,663,541	(33,122,325)

Total increase (decrease) in net assets	182,959	883,279	2,684,094	(33,022,435)

Net assets at beginning of year	3,815,560	2,932,281	9,491,947	42,514,382
Net assets at end of year	$ 3,998,519	$ 3,815,560	$ 12,176,041	$ 9,491,947

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	TBC Sub-Account		REI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ -	$ -	$ 370,456	$ 422,018
Net realized gains (losses)	31,335	(328,343)	588,675	(8,195,283)
Net change in unrealized appreciation/depreciation	345,997	854,936	1,727,045	13,841,055
Net increase from operations	377,332	526,593	2,686,176	6,067,790

Contract Owner Transactions:
Purchase payments received	440,533	402,280	531,217	918,092
Transfers between Sub-Accounts
(including the Fixed Account), net	379,812	4,599	2,026,135	5,389,126
Withdrawals and surrenders	(54,572)	(19,468)	(125,157)	(14,042,903)
Mortality and expense risk charges	(69,862)	(50,447)	(392,741)	(400,178)
Net increase (decrease) from contract owner transactions	695,911	336,964	2,039,454	(8,135,863)

Total increase (decrease) in net assets	1,073,243	863,557	4,725,630	(2,068,073)

Net assets at beginning of year	1,961,693	1,098,136	16,926,551	18,994,624
Net assets at end of year	$ 3,034,936	$ 1,961,693	$ 21,652,181	$ 16,926,551

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	RNA Sub-Account		USC Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
Operations:
Net investment income	$ 237	$ -	$ -	$ -
Net realized gains (losses)	1,353	(12,139)	(63,326)	(89,719)
Net change in unrealized appreciation/depreciation	22,178	47,588	296,389	360,509
Net increase from operations	23,768	35,449	233,063	270,790

Contract Owner Transactions:
Purchase payments received	1,807	2,601	189,333	8,912
Transfers between Sub-Accounts
(including the Fixed Account), net	(20,923)	32,140	42,701	183,465
Withdrawals and surrenders	(2,222)	(2,477)	(3,116)	(6,734)
Mortality and expense risk charges	(3,032)	(2,659)	(30,045)	(29,233)
Net (decrease) increase from contract owner transactions	(24,370)	29,605	198,873	156,410

Total (decrease) increase in net assets	(602)	65,054	431,936	427,200

Net assets at beginning of year	135,935	70,881	918,654	491,454
Net assets at end of year	$ 135,333	$ 135,935	$ 1,350,590	$ 918,654

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	FEI Sub-Account		FE2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20108	2009	20108	2009
Operations:
Net investment income	$ -	$ 43,580	$ -	$ 39,036
Net realized losses	-	(27,043)	-	(50,850)
Net change in unrealized appreciation/depreciation	-	493,974	-	405,959
Net increase from operations	-	510,511	-	394,145

Contract Owner Transactions:
Purchase payments received	-	5,939	-	734,091
Transfers between Sub-Accounts
(including the Fixed Account), net	(2,192,569)	(7)	(2,013,562)	28,215
Withdrawals and surrenders	-	(6,537)	-	-
Mortality and expense risk charges	-	(33,308)	-	(50,726)
Net (decrease) increase from contract owner transactions	(2,192,569)	(33,913)	(2,013,562)	711,580

Total increase in net assets	(2,192,569)	476,598	(2,013,562)	1,105,725

Net assets at beginning of year	2,192,569	1,715,971	2,013,562	907,837
Net assets at end of year	$ -	$ 2,192,569	$ -	$ 2,013,562

8 Effective January 1, 2010, Fidelity VIP Equity-Income Portfolio (Initial Class) Sub-Account (FEI) and Fidelity VIP Equity-Income Portfolio (Initial Class) Sub-Account (FE2) merged to form FE3.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	PMB Sub-Account		PM2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	20109	2009	20109	2009
Operations:
Net investment income	$ -	$ 4,012	$ -	$ 2,891
Net realized (losses) gains	-	(721)	-	7,026
Net change in unrealized appreciation/depreciation	-	14,286	-	2,784
Net increase from operations	-	17,577	-	12,701

Contract Owner Transactions:
Purchase payments received	-	-	-	164
Transfers between Sub-Accounts
(including the Fixed Account), net	-	-	-	(21,331)
Withdrawals and surrenders	(74,204)	(1,742)	(174)	(100,683)
Mortality and expense risk charges	-	(1,692)	-	(1,413)
Net decrease from contract owner transactions	(74,204)	(3,434)	(174)	(123,263)

Total increase (decrease) in net assets	(74,204)	14,143	(174)	(110,562)

Net assets at beginning of year	74,204	60,061	174	110,736
Net assets at end of year	$ -	$ 74,204	$ -	$ 174

9 Effective January 1, 2010, PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PMB) and VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PM2) merged to form PME.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	SC7 Sub-Account		S77 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	201013	2009	201013	200915
Operations:
Net investment income	$ -	$ 288	$ -	$ 1,042
Net realized (losses) gains	-	(7,192)	-	3,462
Net change in unrealized appreciation/depreciation	-	26,035	-	54,771
Net increase from operations	-	19,131	-	59,275

Contract Owner Transactions:
Purchase payments received	-	11,275	-	219,999
Transfers between Sub-Accounts
(including the Fixed Account), net	(72,280)	77	(322,316)	48,990
Withdrawals and surrenders	-	(10,246)	-	-
Mortality and expense risk charges	-	(5,211)	-	(5,948)
Net (decrease) increase from contract owner transactions	(72,280)	(4,105)	(322,316)	263,041

Total increase in net assets	(72,280)	15,026	(322,316)	322,316

Net assets at beginning of year	72,280	57,254	322,316	-
Net assets at end of year	$ -	$ 72,280	$ -	$ 322,316

13 Effective January 1, 2010, C Davis Venture Value Fund (Initial Class) Sub-Account (SC7) and C Davis Venture Value Fund (Initial Class) Sub-Account (S77) merged to form SCD.
15 Commencement of operations was May 1, 2008; first activity in 2009.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2010

1. BUSINESS AND ORGANIZATION

Sun Life of Canada (U.S.) Variable Account G (the “Variable Account”) is a separate account of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”) and was established on July 25, 1996 as a funding vehicle the variable portion of certain individual variable life insurance contracts (collectively, the “Contracts”) issued by the Sponsor.  The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department.

There are three universal life insurance products in the Variable Account as follows: Sun Life Corporate VUL, FuturitySM Corporate VUL, and Sun Life Large Case VUL.  The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities.  Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

Investment Valuation and Transactions
Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2010.  Transactions are recorded on a trade date basis.  Realized gains and losses on sales of investments are determined on the first in, first out basis.  Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units
The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received.  The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 4.

Purchase Payments
Upon issuance of new Contracts, the initial purchase payment is credited to the contract in the form of units.  All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers
Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt.  In addition, transfers can be made between the Sub-Accounts and the “Fixed Account.”  The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Federal Income Tax Status
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. The Sponsor will periodically review the status of this policy in the event of changes in the tax law.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimate is fair value measurements of investments.  Actual results could vary from the amounts derived from management's estimates.

New and Adopted Accounting Pronouncements
In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements,” which provides amendments to FASB Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurements and Disclosures” that will provide more robust disclosures about the following:

➢	The different classes of assets and liabilities measured at fair value;
➢	The valuation techniques and inputs used;
➢	The transfers between Levels 1, 2, and 3; and
➢	The activity in Level 3 fair value measurements.

On January 1, 2010 the Variable Account adopted the provisions of ASU No. 2010-06 which require new disclosures and clarifications of existing disclosures, which are effective for interim and annual reporting periods beginning after December 31, 2009. The adoption of this guidance did not have a material impact on the Variable Account’s financial statements.  Effective January 1, 2011, the Variable Account adopted the provisions of the standards relating to disclosures about purchases, sales, issuances and settlements in the roll-forward of activities in Level 3 are effective for fiscal years beginning after December 15, 2010.  The adoption of this guidance is not expected to have a material impact on the Variable Account’s financial statements.  The Variable Account will include the new disclosures prospectively, as required.

In August 2009, the FASB issued ASU No. 2009-05, “Measuring Liabilities at Fair Value.”  This update amends FASB ASC Topic 820 and provides clarification regarding the valuation techniques required to be used to measure the fair value of liabilities where quoted prices in active markets for identical liabilities are not available.  In addition, this update clarifies that when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of the liability.  The guidance provided in ASU No. 2009-05 is effective for the first reporting period, including interim periods, beginning after issuance.  The Variable Account adopted this guidance on January 1, 2010.  The adoption of this guidance did not have a material impact on the Variable Account’s financial statements.

3. RELATED PARTY TRANSACTIONS

Massachusetts Financial Services Company and Sun Capital Advisers LLC, affiliates of the Sponsor, are investment advisers to the Funds and charge management fees at an annual rate ranging from 0.50% to 1.05% and 0.35 to 1.05% of the Funds’ average daily net assets, respectively.  For additional related party transactions, see footnote 4.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

4. CONTRACT CHARGES

Mortality and expense risk charges
Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted daily from the participant’s account to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. As of December 31, 2010, the deduction is at an effective annual rate based on assets as follows:

	Years 1 - 10	Years 11 - 20	Years 21+
Futurity Corporate VUL	0.40%	0.25%	0.20%
Sun Life Corporate VUL	0.60%	0.20%	0.10%
Sun Life Large Case VUL	0% to 0.45%	0% to 0.20%	0% to 0.10%

Sales charges
Certain charges are deducted from the premium before it is allocated by Sub-Account.  For the Sun Life Corporate VUL and FuturitySM Corporate VUL products, these charges consist of premium tax, federal Deferred Acquisition Cost (“DAC”) tax and the sales load.  The premium tax ranges from 2% to 7% of the premium in most states, except Kentucky which will not exceed 9%.  The DAC tax charge is 1.25% of the premium. The sales load is not to exceed 8.75% of the premium up to target premium and 2.25% of the premium in excess of the target premium.  For the Sun Life Large Case VUL product, these expense charges consist of only premium expense load.  The premium expense load ranges from 0% to 7.25% of the premium up to target premium and from 0% to 2.25% of the premium in excess of the target premium.

Administration charges
At the beginning of each month, an account administration fee is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses.  For the Sun Life Corporate VUL and the FuturitySM Corporate VUL products, the monthly charge is $13.75 per policy for the first policy year and $7.50 for months thereafter.  For the Sun Life Large Case VUL products, a monthly charge is $5.00 per policy for each policy month.

Charges for Life Insurance Protection
On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance.  The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 Commissioner’s Standard Ordinary Mortality Tables.

Other Contract Charges
The Sun Life Large Case VUL products also charges a deferred expense load applied to premium. The maximum charge will not exceed 0.40% of premium.

Premium Taxes
A deduction, when applicable, is made for premium taxes or similar state or local taxes.  It is currently the policy of the Sponsor to deduct from the premium payment.

5. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2010 were as follows:

	Purchases	Sales
AL4	$715,961	$2,218,902
AL3	620,615	277,507

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

5. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
AN2	$1,016	$2,621
AN3	9,251	10,867
AN4	471,033	464,814
IVP	2,865,420	11,813,606
AN5	170,791	100,708
ASM	1,778,023	1,497,901
308	114,211	21,994
301	16,972	518
304	857,165	573,727
307	46	16
306	1,093	25
303	2,157,855	1,095,644
302	71,473	21,258
305	1,776,897	9,590
300	17,242,811	1,589,767
BLG	6,959,250	6,914,072
MLV	24,555	48,886
NNG	23,019	2
NMI	3,144	592
DRS	2,949,165	1,136,244
DSV	2,485,201	1,428,131
DGO	271,853	33,745
DTS	71,414	281,334
DMC	471,679	32,943
DTG	8,300	420
DSI	16,350,461	23,099,465
DCA	485,256	31,663
DGI	4,067	2,598
DSC	16,379	24,942
DQB	11,426	21,247
SCV	440,447	120,399
SSI	2,293,487	2,087,612
SSC	88,543	314,225
SHR	77,772	121,765
AMG	7,987	3,238
FVI	16,908	213,623
FCN	4,799,033	3,419,785
FL1	273,105	487,031
FE3	854,800	1,192,089
FF1	156,831	56,747
FF2	282,525	67,865
FF3	154,606	16,470
FVG	250,312	193,398
FGP	36,752	99,695
FL3	108,215	246,623
FHI	1,110,161	1,181,322
FIP	1,916	9,542

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

5.  INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
FIG	$3,840,419	$3,025,473
FMC	2,119,686	1,259,845
FL5	77,683,322	78,056,769
FOF	198,310	229,164
FL2	268,072	247,898
SGI	29,141	1,422
FRE	37,085	40,561
FSC	90,690	136,508
FSS	326,433	58,027
TFS	488,571	251,695
FTI	154,705	58,872
TSF	831,012	1,255,996
FTG	3,398	12,486
GS7	20,160	77,770
GS3	9,351	23,261
AI6	7,466	7,727
AI1	16,749	28,335
AI3	10,252	10,794
IV1	4,150	1,153
AI4	124,284	347,202
A22	101,060	9,991
ASC	25,171	26,358
VCP	215,874	25,603
VGI	1,000,435	228,272
MVP	4,198,924	3,855,984
JM7	136,202	61,360
JP6	317,540	352,983
JP4	1,068	1,489
LRI	168,213	2,597
LA3	9,659	9,569
MF9	958	1,939
MFL	81,880	48,689
MFS	17,488	445
MF7	48,731	56,398
RG1	98,231	78,876
EME	1,075,595	573,162
GGR	3,127	70,976
RES	368	809
RE1	121,533	22,156
MF6	2,323,005	462,123
MFK	91,856	69,822
MF2	1,433	7,939
MFF	83,130	23,090
MFC	26,175	10,933
IGS	2,596,235	4,662,467
IG1	257,453	107,192
IGI	7,643,767	3,231,781

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

5.  INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
M11	$3,372	$63,430
M1B	20,302	467,898
MC1	92,399	18,758
MMS	4,038,220	7,190,030
M10	-	-
M1A	100,853	295,485
RIS	3,233,173	1,779,552
SI1	39,726	92,667
TRS	1,600,369	803,051
MFJ	836,674	1,045,535
MF5	893,217	325,603
MFE	3,350	2,954
EIS	2,430,847	582,381
MV1	101,541	273,476
VMG	2,459,338	2,213,945
NMC	2,783	2,815
NPP	1,240	957
NAR	122,018	300,322
NLM	178,019	16,044
OCF	5,387,964	5,378,671
OGS	2,583,491	3,879,115
OSC	1,449,549	992,639
PCR	252,967	4,555
PME	801,026	39,291
PRR	10,884,151	7,233,926
PTR	36,208,961	24,165,628
SCP	2,265,756	1,414,935
RX2	52	312
RX1	16	28
SCM	23,713	92,620
SCB	24,149	46,662
SCD	182,627	91,857
SGC	1,185,371	2,658,785
SDC	1,005,069	315,077
SLC	979,374	1,683,138
SPC	2,108,278	3,598,096
SC5	460,791	1,085,001
SC3	3,848,981	1,951,465
SC2	530,542	483,042
SC1	5,498,046	2,813,952
TBC	1,467,727	771,816
REI	5,916,649	3,506,739
RNA	8,853	30,259
USC	531,209	332,336

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2010 were as follows:

			Net (Decrease) Increase
	Units Issued	Units Redeemed
AL4	64,741	202,253	(137,512)
AL3	85,760	48,527	37,233
AN2	62	191	(129)
AN3	641	828	(187)
AN4	15,956	16,829	(873)
IVP	364,563	1,502,483	(1,137,920)
AN5	9,434	6,620	2,814
ASM	186,327	157,537	28,790
308	8,950	1,826	7,124
301	1,348	42	1,306
304	59,386	42,819	16,567
307	3	1	2
306	72	2	70
303	170,362	85,658	84,704
302	5,982	1,840	4,142
305	110,612	640	109,972
300	1,119,268	118,488	1,000,780
BLG	580,207	575,285	4,922
MLV	622	4,185	(3,563)
NNG	2,182	-	2,182
NMI	377	72	305
DRS	202,899	82,017	120,882
DSV	154,805	99,966	54,839
DGO	17,548	1,986	15,562
DTS	3,136	19,194	(16,058)
DMC	42,965	3,042	39,923
DTG	498	32	466
DSI	1,915,876	2,636,966	(721,090)
DCA	32,993	2,461	30,532
DGI	347	239	108
DSC	815	2,278	(1,463)
DQB	123	1,193	(1,070)
SCV	35,699	14,387	21,312
SSI	173,363	175,409	(2,046)
SSC	4,461	18,725	(14,264)
SHR	7,796	12,530	(4,734)
AMG	4	259	(255)
FVI	1,213	15,845	(14,632)
FCN	348,199	308,402	39,797
FL1	12,069	25,701	(13,632)
FE3	92,375	127,609	(35,234)
FF1	13,773	6,029	7,744

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase (Decrease)
	Issued	Redeemed
FF2	26,912	8,170	18,742
FF3	14,599	2,068	12,531
FVG	22,620	17,787	4,833
FGP	2,650	7,198	(4,548)
FL3	9,669	22,588	(12,919)
FHI	73,136	81,419	(8,283)
FIP	52	510	(458)
FIG	132,881	149,497	(16,616)
FMC	211,568	136,760	74,808
FL5	8,332,513	8,374,421	(41,908)
FOF	14,789	19,074	(4,285)
FL2	10,683	9,781	902
SGI	4,535	2,469	2,066
FRE	4,464	5,373	(909)
FSC	6,362	11,361	(4,999)
FSS	24,825	4,775	20,050
TFS	27,995	17,755	10,240
FTI	7,273	2,946	4,327
TSF	43,365	74,274	(30,909)
FTG	190	767	(577)
GS7	1,712	6,642	(4,930)
GS3	819	1,991	(1,172)
AI6	769	784	(15)
AI1	269	3,126	(2,857)
AI3	608	613	(5)
IV1	253	73	180
AI4	4,094	17,910	(13,816)
A22	6,760	763	5,997
ASC	2,665	3,006	(341)
VCP	17,408	2,251	15,157
VGI	76,416	19,662	56,754
MVP	382,451	361,401	21,050
JM7	916	5,462	(4,546)
JP6	23,380	23,756	(376)
JP4	4	111	(107)
LRI	13,491	3,355	10,136
LA3	641	676	(35)
MF9	56	166	(110)
MFL	5,618	3,913	1,705
MFS	1,352	34	1,318
MF7	2,897	3,979	(1,082)
RG1	11,653	8,834	2,819
EME	93,307	54,000	39,307
GGR	110	2,917	(2,807)
RES	23	68	(45)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
RE1	8,187	1,622	6,565
MF6	101,142	22,678	78,464
MFK	5,175	4,634	541
MF2	75	474	(399)
MFF	5,298	1,580	3,718
MFC	1,029	616	413
IGS	242,164	437,561	(195,397)
IG1	13,943	6,014	7,929
IGI	899,058	414,049	485,009
M11	292	6,092	(5,800)
M1B	1,631	38,437	(36,806)
MC1	8,402	1,970	6,432
MMS	306,447	541,694	(235,247)
M10	-	-	-
M1A	5,423	19,261	(13,838)
RIS	247,510	157,870	89,640
SI1	1,919	6,716	(4,797)
TRS	125,564	93,057	32,507
MFJ	48,186	67,432	(19,246)
MF5	32,022	12,883	19,139
MFE	67	129	(62)
EIS	181,804	49,148	132,656
MV1	6,533	18,792	(12,259)
VMG	172,445	156,104	16,341
NMC	162	193	(31)
NPP	67	62	5
NAR	8,388	23,664	(15,276)
NLM	10,489	1,030	9,459
OCF	571,470	580,430	(8,960)
OGS	192,070	298,604	(106,534)
OSC	110,006	76,946	33,060
PCR	23,091	454	22,637
PME	64,191	8,203	55,988
PRR	726,547	527,065	199,482
PTR	2,211,575	1,726,215	485,360
SCP	224,596	147,817	76,779
RX2	6	37	(31)
RX1	-	2	(2)
SCM	1,768	7,859	(6,091)
SCB	1,087	3,329	(2,242)
SCD	33,078	22,528	10,550
SGC	121,023	301,338	(180,315)
SDC	91,205	29,557	61,648
SLC	107,483	199,438	(91,955)
SPC	158,716	330,925	(172,209)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6. CHANGES IN UNITS OUTSTANDING (CONTINUED)

			Net (Decrease) Increase
	Units Issued	Units Redeemed
SC5	20,248	51,658	(31,410)
SC3	117,873	83,126	34,747
SC2	22,633	28,926	(6,293)
SC1	416,125	192,369	223,756
TBC	126,772	71,009	55,763
REI	508,006	382,173	125,833
RNA	493	2,464	(1,971)
USC	54,125	35,359	18,766

The changes in units outstanding for the year ended December 31, 2009 were as follows:

	Units	Units	Net Increase (Decrease)
	Issued	Redeemed
AL4	414,765	400,323	14,442
AL3	65,222	6,046	59,176
AN2	-	1,372	(1,372)
AN3	1,399	2,993	(1,594)
AN4	23,043	19,255	3,788
IVP	2,742,540	2,909,505	(166,965)
AN5	8,725	4,412	4,313
ASM	110,103	45,818	64,285
308	4,054	131	3,923
304	39,750	50	39,700
303	33,473	53,017	(19,544)
302	6,486	257	6,229
300	346,736	81,888	264,848
MLV	45,410	4,734	40,676
NMI	558	51,492	(50,934)
DRS	161,199	117,633	43,566
DSV	163,580	72,782	90,798
DGO	35	614	(579)
DTS	6,264	7,428	(1,164)
DMC	8,656	2,655	6,001
DTG	29	21	8
DSI	3,154,212	3,379,859	(225,647)
DCA	36,697	2,767	33,930
DGI	514	385	129
DSC	2,949	92,327	(89,378)
DQB	1,107	3,083	(1,976)
SCV	23,663	1,768	21,895
SSI	539,594	420,693	118,901
SSC	35,218	38,991	(3,773)
SHR	14,708	7,972	6,736

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net (Decrease) Increase
	Issued	Redeemed
AMG	138	935	(797)
FVI	15,969	153	15,816
FCN	345,096	314,425	30,671
FL1	24,159	35,115	(10,956)
FEI	473	3,161	(2,688)
FE2	112,225	9,192	103,033
FF1	571,895	547,842	24,053
FF2	127,186	118,266	8,920
FF3	79,015	64,654	14,361
FVG	28,693	9,233	19,460
FGP	5,983	41,359	(35,376)
FL3	25,149	19,873	5,276
FHI	101,492	104,385	(2,893)
FIP	69	31	38
FIG	113,492	129,595	(16,103)
FMC	312,468	126,088	186,380
FL5	13,750,653	12,222,383	1,528,270
FOF	21,322	8,943	12,379
FL2	14,887	13,166	1,721
FRE	8,454	7,073	1,381
FSC	82,349	88,289	(5,940)
FSS	14,923	4,413	10,510
TFS	119,208	105,914	13,294
FTI	5,145	4,141	1,004
TSF	111,662	141,644	(29,982)
FTG	368	780	(412)
GS7	5,045	3,736	1,309
GS3	1,147	2,648	(1,501)
AI6	1,202	302	900
AI1	345	3,661	(3,316)
AI3	2,539	705	1,834
IV1	377	84	293
AI4	16,273	25,445	(9,172)
A22	22,442	103	22,339
ASC	247	1,872	(1,625)
VCP	20,332	2,072	18,260
VGI	14,343	14,234	109
MVP	832,433	862,723	(30,290)
JM7	548,103	249,041	299,062
JP6	56,781	4,464	52,317
JP4	8,665	203	8,462
LA3	838	576	262
MF9	139	143	(4)
MFL	4,948	1,413	3,535

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net (Decrease) Increase
	Issued	Redeemed
MF7	1,481	7,666	(6,185)
RG1	9,072	1,000	8,072
EME	95,953	96,067	(114)
GGR	167	332	(165)
RES	79	73	6
RE1	3,150	1,923	1,227
MF6	100,649	88,665	11,984
MFK	58,969	38,318	20,651
MF2	20,587	4,477	16,110
MFF	10,121	740	9,381
MFC	492	996	(504)
IGS	941,846	872,774	69,072
IG1	13,125	8,474	4,651
IGI	318,886	1,450	317,436
M11	7,320	3,414	3,906
M1B	284	36,126	(35,842)
MC1	1,276	1,228	48
MMS	618,620	4,886,584	(4,267,964)
M10	-	1,551	(1,551)
M1A	783	16,933	(16,150)
RIS	412,621	402,499	10,122
SI1	8,093	1,983	6,110
TRS	148,324	78,604	69,720
MFJ	32,756	41,090	(8,334)
MF5	30,599	11,971	18,628
MFE	948	14,207	(13,259)
EIS	85,478	96,417	(10,939)
MV1	5,444	2,965	2,479
VMG	458,404	578,289	(119,885)
NMC	292	149	143
NPP	271	339	(68)
NAR	9,580	40,103	(30,523)
NLM	8,024	688	7,336
OCF	1,045,388	886,689	158,699
OGS	459,945	464,330	(4,385)
OSC	185,389	199,951	(14,562)
PMB	-	170	(170)
PM2	17	11,784	(11,767)
PRR	2,896,311	2,722,953	173,358
PTR	4,323,980	3,601,118	722,862
SCP	140,230	96,866	43,364
RX2	17	8	9
RX1	404	3,370	(2,966)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net (Decrease) Increase
	Issued	Redeemed
SC7	1,186	1,311	(125)
S77	45,088	6,297	38,791
SCM	2,369	13,396	(11,027)
SCB	1,383	3,595	(2,212)
SGC	754,763	284,229	470,534
SDC	71,395	16,440	54,955
SLC	472,270	138,063	334,207
SPC	767,087	200,962	566,125
SC5	39,457	67,998	(28,541)
SC3	136,768	134,278	2,490
SC2	38,103	21,592	16,511
SC1	352,051	3,137,598	(2,785,547)
TBC	163,636	129,072	34,564
REI	1,289,145	1,748,535	(459,390)
RNA	5,328	2,757	2,571
USC	49,099	25,710	23,389

7.  FAIR VALUE MEASUREMENTS

The following section applies the FASB ASC Topic 820 fair value hierarchy and disclosure requirements to the Variable Account’s financial instruments that are carried at fair value. Topic 820 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants. The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

In compliance with Topic 820, the Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above.  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7.  FAIR VALUE MEASUREMENTS (CONTINUED)

As of December 31, 2010, the Funds of the Variable Account are identical to public mutual funds, but are only available to the contract holders of the Variable Account.  The inputs used to price the Funds are observable and are identical to mutual funds readily tradable in public markets and represent Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2010. As of December 31, 2010, the Level 1 assets held by the Sub-Accounts was $613.9 million.

8. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratio, and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
AL4
2010	103,487	$ 12.9484	$ 1,339,985	-%	19.38%
2009	240,999	10.8462	2,613,922	-	51.70
2008	226,556	7.1496	1,619,775	0.16	(58.36)
2007	105,767	17.1679	1,815,796	-	31.56
2006	17,936	13.0498	234,058	-	10.14
AL3
2010	102,278	10.5833	1,082,432	-	25.29
2009	65,046	8.4468	549,427	-	45.51
20087	5,869	5.8051	34,069	-	(39.05)
AN2
2010	907	15.5134	13,987	1.95	18.58
2009	1,036	13.0824	13,486	-	53.14
2008	2,408	8.5428	20,527	-	(47.46)
2007	1,794	16.2610	29,080	-	19.89
2006	1,270	13.5628	17,147	-	8.38
AN3
2010	6,510	13.1086	85,395	-	12.80
2009	6,697	11.6212	77,882	3.30	20.35
2008	8,291	9.6562	80,108	1.76	(40.69)
2007	8,911	16.2818	145,160	1.30	4.86
2006	32,609	15.5272	506,387	1.29	16.98
AN4
2010	75,032	27.2919	2,048,238	1.78	12.61
2009	75,905	24.2362	1,840,077	4.72	39.24
2008	72,117	17.4064	1,255,307	0.00	(48.96)
2007	56,357	34.1062	1,922,134	1.36	17.78
2006	54,460	28.9576	1,577,015	0.66	26.70

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
IVP
2010	673,140	$ 9.0179	$ 6,070,326	2.39%	4.59%
2009	1,811,060	8.6220	15,614,934	1.34	34.68
2008	1,978,025	6.4018	12,662,923	1.12	(53.18)
2007	1,459,441	13.6743	19,956,794	1.25	5.84
2006	613,578	12.9197	7,927,225	0.14	29.20
AN5
2010	20,168	20.4098	411,625	-	36.59
2009	17,354	14.9424	259,309	-	41.28
2008	13,041	10.5762	137,922	-	(45.62)
2007	8,114	19.4494	157,803	-	13.70
200632	3,187	17.1063	54,519	-	10.50
ASM
2010	118,930	10.7386	1,277,133	0.64	26.91
2009	90,140	8.4618	762,745	1.07	42.86
20088	25,855	5.9232	153,148	0.41	(32.99)
308
2010	11,047	13.4795	148,912	2.73	12.33
20096	3,923	12.0003	47,072	2.89	20.00
301
201033	1,306	12.3082	16,076	2.91	6.24
304
2010	56,267	15.5487	874,877	1.43	11.75
20096	39,700	13.9144	552,399	-	42.30
307
201033	2	15.3426	30	0.00	22.02
306
201033	70	18.3784	1,295	1.89	19.52
303
2010	84,705	15.4821	1,311,456	0.85	17.58
2009	-	13.1669	-	0.84	40.71
20083	19,545	9.3573	182,884	1.08	2.34
302
2010	10,371	13.7895	143,024	1.68	11.43
20096	6,229	12.3754	77,085	1.72	23.75
305
201033	109,972	15.4181	1,695,563	37.73	14.52
300
2010	1,297,386	15.2495	19,784,494	3.75	7.23
2009	296,607	14.2210	4,218,039	3.28	43.07
200818	31,758	9.9397	315,669	2.62	10.36
BLG
201033	4,922	13.4251	66,076	0.04	8.67

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
MLV
2010	259,932	$ 13.9432	$ 3,624,282	0.57%	28.69%
2009	263,495	10.8349	2,854,919	0.74	28.34
2008	222,819	8.4423	1,881,096	0.76	(40.04)
2007	186,062	14.0801	2,619,745	0.30	(0.89)
2006	173,904	14.2072	2,470,672	0.30	12.82
NNG
201033	2,182	10.5677	23,054	-	19.64
NMI
2010	1,319	9.2748	12,226	0.78	13.73
2009	1,014	8.1551	8,263	0.16	37.95
200812	51,948	5.9118	307,107	1.58	(43.95)
DRS
2010	188,116	16.7024	3,141,998	2.18	26.99
2009	67,234	13.1530	884,330	6.24	23.31
2008	23,668	10.6662	252,446	2.33	(35.06)
2007	20,548	16.4247	337,485	1.46	(13.94)
2006	38,838	19.0849	741,209	0.77	32.63
DSV
2010	366,770	17.4841	6,412,622	0.64	32.27
2009	311,931	13.2186	4,123,272	0.92	31.83
2008	221,133	10.0271	2,217,317	0.72	(29.88)
2007	138,008	14.2990	1,973,364	0.48	(6.62)
2006	105,531	15.3127	1,615,952	0.24	16.19
DGO
2010	20,833	17.9797	374,568	-	36.32
2009	5,271	13.1894	69,517	-	45.41
2008	5,850	9.0708	53,060	-	(40.55)
2007	5,948	15.2571	90,741	-	12.96
2006	4,250	13.5072	57,403	-	6.36
DTS
2010	-	-	-	-	-
2009	16,058	11.1498	179,364	-	54.73
2008	17,222	7.2061	124,104	-	(46.74)
2007	12,237	13.5295	165,542	-	10.75
200613	9,079	12.2164	110,905	-	7.59
DMC
2010	48,380	12.9150	624,819	0.27	27.10
2009	8,457	10.1616	85,923	0.80	35.51
2008	2,456	7.4988	18,410	0.94	(40.42)
2007	4,038	12.5859	50,826	0.23	1.50
2006	1,803	12.4002	22,361	0.36	7.75

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
DTG
2010	474	$ 16.6660	$ 7,907	-%	29.93%
200914	8	12.8269	105	-	28.27
DSI
2010	5,528,792	11.1313	61,547,028	1.83	14.84
2009	6,249,882	9.6931	60,384,784	2.12	26.33
2008	6,475,528	7.6726	49,677,793	2.11	(37.14)
2007	5,698,584	12.2060	69,547,016	1.75	5.26
2006	4,860,856	11.5965	56,378,619	1.80	15.50
DCA
2010	121,903	15.2620	1,860,475	1.98	15.32
2009	91,371	13.2349	1,209,273	2.04	22.56
2008	57,442	10.7988	620,319	1.52	(29.55)
2007	28,995	15.3285	444,412	0.19	7.13
2006	1,708	14.3079	24,433	1.54	16.48
DGI
2010	1,487	12.3834	18,410	1.28	18.61
2009	1,379	10.4408	14,412	1.34	28.79
2008	1,250	8.1071	10,138	0.66	(40.41)
2007	1,186	13.6048	16,140	0.76	8.45
2006	1,315	12.5453	16,487	0.54	14.23
DSC
2010	92,107	13.4067	1,234,420	0.74	31.15
2009	93,570	10.2225	956,197	2.03	26.04
2008	182,948	8.1107	1,483,575	0.91	(37.59)
2007	202,961	12.9962	2,637,313	0.64	(11.06)
2006	348,103	14.6122	5,086,068	0.42	3.77
DQB
2010	9,641	18.7618	180,877	3.87	8.38
2009	10,685	17.3119	184,977	4.76	14.96
2008	12,661	15.0594	188,583	5.17	(4.18)
2007	417,322	15.7163	6,556,594	4.81	3.54
2006	459,173	15.1787	6,967,549	4.60	4.23
SCV
2010	58,022	15.8383	919,446	1.19	23.07
2009	36,710	12.8696	472,842	1.45	29.70
2008	14,816	9.9222	147,310	2.00	(33.42)
2007	26,622	14.9024	396,741	0.80	3.06
2006	7,466	14.4603	107,965	0.54	25.06

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
SSI
2010	382,614	$ 14.6684	$ 5,612,273	0.95%	26.39%
2009	384,660	11.6054	4,464,114	1.70	26.57
2008	265,760	9.1689	2,436,685	1.77	(34.12)
2007	259,084	13.9182	3,605,970	0.86	(1.90)
2006	155,599	14.1875	2,207,556	0.58	17.49
SSC
2010	96,002	20.1786	1,937,256	0.64	26.11
2009	110,266	16.0013	1,758,726	1.61	26.27
2008	114,039	12.6722	1,440,582	1.34	(34.33)
2007	101,087	19.2954	1,943,596	0.59	(2.16)
2006	101,506	19.7211	2,001,790	0.40	17.19
SHR
2010	3,267	10.7506	35,144	2.01	12.53
2009	8,001	9.5540	76,459	6.03	25.30
2008	1,264	7.6251	9,652	1.09	(45.98)
200715	6,772	14.1148	95,581	1.24	(1.86)
AMG
2010	1,796	14.0803	25,314	1.10	16.34
2009	2,051	12.1022	24,827	1.37	32.91
2008	2,848	9.1058	21,207	-	(35.81)
2007	2,908	14.1857	34,833	-	18.97
2006	2,940	11.9241	30,921	-	6.99
FVI
2010	1,184	15.2775	18,082	0.66	18.07
200916	15,816	12.9393	204,644	2.50	29.39
FCN
2010	640,934	27.5731	17,672,382	1.34	17.22
2009	601,137	23.5232	14,140,572	1.49	35.71
2008	570,465	17.3335	9,888,062	1.14	(42.51)
2007	483,601	30.1521	14,581,461	0.92	17.59
2006	338,660	25.6413	8,683,575	1.39	11.72
FL1
2010	114,748	19.8504	2,278,392	1.05	16.93
2009	128,380	16.9769	2,169,036	1.20	35.47
2008	139,337	12.5320	1,738,451	0.87	(42.69)
2007	125,764	21.8671	2,736,627	0.74	17.30
2006	125,144	18.6416	2,333,447	1.06	11.43

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For year ended December 31
						Investment
	Units	Unit				Income	Total
	Outstanding	Value			Net Assets	Ratio1	Return2
FE3
201010	355,334	$9.2925	to	$17.8980	$4,498,300	2.13%	15.15%
FF1
2010	35,019	11.7866			412,753	2.64	13.09
2009	27,275	10.4227			284,279	0.74	25.28
200817	3,223	8.3192			26,812	3.07	(25.56)
FF2
2010	29,881	11.4927			343,418	3.94	14.49
2009	11,139	10.0382			111,817	0.77	28.97
20089	2,219	7.7832			17,269	2.99	(27.16)
FF3
2010	29,162	11.1094			323,973	2.73	16.08
2009	16,631	9.5704			159,166	1.24	31.66
200817	2,270	7.2689			16,503	3.91	(35.83)
FVG
2010	57,270	12.2243			700,085	0.80	14.87
2009	52,437	10.6419			558,028	1.23	27.20
2008	32,977	8.3660			275,881	1.71	(41.70)
2007	5,485	14.3499			78,715	1.68	12.12
2006	3,910	12.7981			50,048	1.07	13.18
FGP
2010	16,280	16.6827			271,762	0.26	24.17
2009	20,828	13.4351			279,935	0.35	28.29
2008	56,204	10.4727			588,701	1.26	(47.17)
2007	13,398	19.8222			265,752	0.78	26.96
2006	11,815	15.6124			184,593	0.55	6.85
FL3
2010	62,726	13.2743			832,624	0.03	23.86
2009	75,655	10.7171			800,092	0.21	27.96
2008	69,379	8.3750			572,765	0.61	(47.31)
2007	57,043	15.8941			890,922	0.37	26.66
2006	76,148	12.5487			955,611	0.17	6.57
FHI
2010	65,026	15.6803			1,019,761	5.80	13.82
2009	73,309	13.7760			1,010,020	7.83	43.96
2008	76,201	9.5695			729,295	9.20	(24.98)
2007	76,674	12.7567			978,220	6.94	2.79
2006	30,176	12.4110			374,618	7.80	11.24

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
FIP
2010	1,399	$ 18.4582	$ 25,767	1.59%	15.02%
2009	1,886	16.0475	30,220	2.66	26.61
2008	1,848	12.6751	23,741	2.22	(37.00)
2007	1,858	20.1183	37,954	3.59	5.44
2006	1,892	19.0805	36,637	2.39	15.73
FIG
2010	1,197,942	20.7012	24,798,779	3.63	7.80
2009	1,214,558	19.2025	23,322,538	8.66	15.72
2008	1,230,661	16.5936	20,421,062	3.73	(3.25)
2007	1,057,995	17.1509	18,145,545	2.92	4.35
2006	381,208	16.4364	6,265,691	3.12	4.35
FMC
2010	472,520	13.5576	6,406,216	0.40	28.83
2009	397,712	10.5233	4,185,241	0.87	40.09
2008	211,333	7.5120	1,587,531	0.81	(39.44)
200715	10,016	12.4047	124,244	0.59	24.05
FL5
2010	7,236,432	11.8511	85,736,451	0.08	0.14
2009	7,278,340	11.8342	86,109,898	0.59	0.62
2008	5,750,070	11.7614	67,605,637	2.73	2.92
2007	3,578,472	11.4278	40,873,039	4.81	5.11
2006	4,147,381	10.8723	45,075,520	3.79	4.77
FOF
2010	35,274	14.8006	522,067	1.35	13.11
2009	39,559	13.0847	517,604	2.40	26.53
2008	27,179	10.3411	281,059	3.48	(43.80)
2007	10,433	18.4020	191,978	3.55	17.31
200619	280	15.6864	4,381	-	18.08
FL2
2010	60,042	18.5996	1,117,572	1.20	12.83
2009	59,140	16.4848	975,630	1.87	26.22
2008	57,419	13.0603	750,050	2.65	(43.96)
2007	49,399	23.3050	1,151,509	2.92	17.05
2006	44,665	19.9098	889,500	0.60	17.77
SGI
201033	2,066	14.6187	30,210	4.50	46.19

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
FRE
2010	19,401	$ 9.1903	$ 178,295	3.11%	21.24%
2009	20,310	7.5802	153,948	13.36	19.41
2008	18,928	6.3479	120,151	1.42	(42.22)
2007	26,332	10.9870	289,296	2.02	(20.65)
2006	37,207	13.8470	515,189	2.55	20.87
FSC
2010	50,357	14.8647	748,405	-	27.94
2009	55,356	11.6187	643,052	-	43.95
2008	61,296	8.0715	494,673	-	(42.34)
2007	45,929	13.9989	642,949	-	11.51
2006	80,979	12.5544	1,016,641	-	8.95
FSS
2010	80,949	13.3909	1,083,990	1.62	11.47
2009	60,899	12.0130	731,573	2.11	26.35
2008	50,388	9.5078	479,085	3.30	(36.93)
2007	29,960	15.0760	451,678	1.60	3.72
200620	27,532	14.5350	400,179	-	18.66
TFS
2010	294,819	16.1674	4,766,213	2.10	8.67
2009	284,579	14.8769	4,233,416	2.85	37.34
2008	271,286	10.8321	2,938,412	2.73	(40.23)
2007	219,581	18.1242	3,979,713	2.09	15.79
2006	285,327	15.6529	4,466,185	1.41	21.70
FTI
2010	11,099	22.4927	249,557	2.14	8.41
2009	6,772	20.7486	140,426	3.00	37.04
2008	5,768	15.1403	87,266	2.00	(40.38)
2007	34,546	25.3936	877,148	1.97	15.46
2006	44,466	21.9940	977,901	1.15	21.44
TSF
2010	328,434	18.8710	6,197,783	1.59	7.74
2009	359,343	17.5159	6,294,121	3.66	31.33
2008	389,326	13.3370	5,192,379	2.03	(42.13)
2007	371,089	23.0482	8,552,896	1.46	2.55
2006	327,236	22.4743	7,354,362	1.83	22.20
FTG
2010	2,200	17.9619	39,483	1.33	7.39
2009	2,777	16.7253	46,409	3.20	31.10
2008	3,189	12.7573	40,656	1.87	(42.32)
2007	3,754	22.1185	83,003	1.61	2.35
2006	6,820	21.6112	147,354	0.85	21.81

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
GS7
2010	1,440	$13.2357	$19,046	0.328%	10.74%
2009	6,370	11.9525	76,125	0.926	47.75
2008	5,061	8.0898	40,933	0.088	(41.75)
2007	7,663	13.8892	106,427	0.209	10.13
2006	5,857	12.6115	73,864	0.091	8.56
GS3
2010	5,083	13.0652	66,416	1.38	12.84
2009	6,255	11.5784	72,419	2.01	21.15
2008	7,755	9.5574	74,118	1.46	(37.00)
2007	10,710	15.1703	162,473	1.18	(1.63)
2006	9,016	15.4213	139,042	1.47	12.89
AI6
2010	4,216	10.0532	42,388	0.60	7.35
2009	4,231	9.3648	39,628	1.88	48.00
2008	3,332	6.3275	21,080	0.92	(51.77)
2007	2,932	13.1185	38,467	0.68	1.54
2006	1,821	12.9191	23,535	-	0.13
AI1
2010	203,465	10.3618	2,108,290	0.77	15.49
2009	206,322	8.9722	1,851,176	0.66	21.08
2008	209,637	7.4102	1,553,475	-	(42.49)
2007	212,397	12.8856	2,736,890	-	12.01
2006	215,990	11.5036	2,484,690	0.07	6.30
AI3
2010	3,309	17.1185	56,652	1.01	9.56
2009	3,314	15.6255	13,987	2.39	28.30
2008	1,480	12.1791	18,925	1.58	(30.14)
2007	2,288	17.4338	41,173	1.13	8.12
2006	3,033	16.1250	50,110	0.56	16.70
IV1
2010	1,555	18.4503	28,688	-	23.82
2009	1,375	14.9005	20,492	-	42.44
2008	1,082	10.4607	11,314	-	(48.08)
20074	860	20.1466	17,324	-	12.19
AI4
2010	87,619	22.3910	1,962,013	2.18	12.86
2009	101,435	19.8392	2,012,516	1.57	35.24
2008	110,607	14.6694	1,622,630	0.52	(40.38)
2007	54,765	24.6047	1,347,613	0.49	14.72
2006	31,874	21.4477	683,755	1.17	28.23

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
A22
2010	29,058	$ 15.1026	$ 438,845	0.56%	14.11%
2009	23,061	13.2349	305,211	0.49	30.21
2008	722	10.1641	7,336	0.33	(28.52)
2007	14,365	14.2192	204,259	0.30	9.55
2006	25,427	12.9798	330,036	0.70	11.24
ASC
2010	2,724	10.6875	29,119	-	28.54
2009	3,065	8.3146	25,492	0.14	21.29
2008	4,690	6.8552	32,153	-	(31.31)
20075	8,322	9.9800	83,048	0.05	(0.20)
VCP
2010	110,485	13.0149	1,437,888	0.13	15.98
2009	95,328	11.2220	1,069,733	5.27	28.78
2008	77,068	8.7140	671,538	2.48	(35.67)
2007	49,246	13.5456	667,063	1.70	(2.04)
2006	34,255	13.8281	473,674	1.43	16.28
VGI
2010	84,178	14.1459	1,190,774	0.06	12.51
2009	27,424	12.5728	344,791	4.66	24.37
2008	27,315	10.1095	276,138	1.99	(32.03)
2007	37,133	14.8744	552,328	1.66	2.80
2006	28,210	14.4693	408,176	0.11	16.23
MVP
2010	372,827	13.4348	5,008,641	0.65	15.66
2009	351,777	11.6154	4,085,863	0.60	33.69
2008	382,067	8.6882	3,319,322	0.68	(27.77)
2007	282,357	12.0284	3,396,316	1.78	7.55
200621	90,251	11.1838	1,009,350	2.91	11.84
JM7
2010	294,517	11.6103	3,419,411	3.76	9.24
200923	299,063	10.6286	3,178,624	-	6.29
JP6
2010	51,942	16.5928	861,852	-	27.13
200923	52,318	13.0523	682,865	0.28	30.52
JP4
2010	8,356	15.1980	126,994	0.89	13.58
200923	8,463	13.3814	113,245	-	33.81

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
LRI
201033	10,136	$ 18.1498	$ 183,959	3.36%	14.26%
LA3
2010	4,975	16.5884	82,528	0.84	21.22
2009	5,010	13.6845	68,564	1.69	47.87
2008	4,747	9.2543	43,933	0.25	(51.53)
2007	15,410	19.0939	294,232	0.87	4.73
2006	13,078	18.2315	238,429	0.56	29.08
MF9
2010	1,356	12.8568	17,436	1.82	16.46
2009	1,466	11.0394	16,217	2.25	25.26
2008	1,470	8.8133	12,964	1.49	(34.95)
2007	1,474	13.5484	19,980	0.17	5.95
2006	40,634	12.7876	519,635	0.11	13.30
MFL
2010	26,664	14.0800	375,429	1.51	16.12
2009	24,959	12.1259	302,652	1.84	25.00
2008	21,425	9.7010	207,843	1.10	(35.12)
2007	18,849	14.9525	281,850	1.05	5.69
2006	14,412	14.1475	203,904	0.84	13.04
MFS
201033	1,318	13.2637	17,488	0.60	10.55
MF7
2010	12,635	14.8980	188,235	4.28	10.67
2009	13,717	13.4616	184,654	7.13	27.66
2008	19,902	10.5449	209,862	5.73	(10.77)
2007	16,775	11.8170	198,232	4.11	3.28
2006	17,634	11.4415	201,752	1.38	4.87
RG1
2010	25,837	9.4397	243,892	1.00	16.95
2009	23,018	8.0718	185,797	1.55	32.44
2008	14,946	6.0949	91,094	0.44	(38.79)
200725	14,150	9.9576	140,902	-	(0.42)
EME
2010	194,217	14.8256	2,879,396	0.68	23.75
2009	154,910	11.9806	1,855,914	2.73	68.58
200826	155,024	7.1068	1,101,715	-	(56.21)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
GGR
2010	1,063	$ 24.9227	$ 26,613	0.88%	11.80%
2009	3,870	22.2913	86,358	1.17	39.81
2008	4,034	15.9436	64,393	1.52	(38.93)
2007	10,151	26.1084	265,136	1.75	13.27
2006	10,520	23.0491	242,585	0.47	17.37
RES
2010	483	13.7319	6,622	1.38	12.66
2009	528	12.1886	6,444	1.59	32.44
2008	522	9.2030	4,805	0.66	(36.43)
2007	498	14.4766	7,197	0.65	13.24
2006	2,005	12.7842	25,636	0.64	10.56
RE1
2010	43,101	15.3602	662,037	1.13	12.42
2009	36,536	13.6634	499,197	1.33	32.03
2008	35,309	10.3489	365,406	0.37	(36.57)
2007	34,081	16.3146	556,021	0.56	12.97
2006	48,215	14.4418	696,313	0.42	10.32
MF6
2010	328,362	21.3516	7,010,134	3.15	4.75
2009	249,898	20.3831	5,092,814	4.82	4.49
2008	237,914	19.5066	4,640,043	5.06	8.55
2007	198,912	17.9708	3,574,552	5.34	7.18
2006	844,369	16.7672	14,157,670	5.30	3.68
MFK
2010	27,545	15.2885	421,794	3.42	4.49
2009	27,004	14.6310	395,750	7.36	4.23
2008	6,354	14.0369	89,808	5.08	8.29
2007	4,740	12.9618	62,012	4.76	6.91
2006	5,329	12.1243	65,153	6.96	3.47
MF2
2010	16,733	19.2048	321,323	0.09	15.81
2009	17,132	16.5827	284,074	0.31	37.74
2008	1,022	12.0396	12,285	0.49	(37.33)
2007	8,527	19.2116	163,794	-	21.25
2006	11,539	15.8451	182,812	-	8.02
MFF
2010	21,604	16.9488	366,149	-	15.50
2009	17,886	14.6739	262,454	-	37.45
2008	8,505	10.6755	90,790	-	(37.53)
2007	11,835	17.0885	202,233	-	21.00
2006	14,086	14.1227	198,924	-	7.70

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
MFC
2010	4,612	$ 19.9503	$ 92,001	8.86%	15.38%
2009	4,199	17.2915	72,614	9.73	49.71
2008	4,703	11.5502	54,320	8.88	(29.64)
2007	4,709	16.4167	77,301	7.02	1.56
2006	5,339	16.1642	86,305	5.57	10.04
IGS
2010	823,511	13.2508	10,912,212	0.88	15.16
2009	1,018,908	11.5066	11,724,128	1.05	38.06
2008	949,836	8.3344	7,916,289	1.32	(39.82)
2007	894,978	13.8500	12,395,473	1.47	16.58
200621	578,150	11.8798	6,868,311	-	18.80
IG1
2010	112,111	20.3104	2,277,020	0.67	14.86
2009	104,182	17.6820	1,842,153	0.76	37.69
2008	99,532	12.8419	1,278,179	1.10	(39.96)
2007	93,853	21.3883	2,007,360	1.08	16.26
2006	105,254	18.3962	1,936,268	0.46	25.75
IGI
2010	802,445	9.5023	7,625,089	1.64	9.11
2009	317,436	8.7092	2,764,618	-	(12.91)
M11
2010	11,727	10.9470	128,419	0.33	13.15
2009	17,527	9.6745	169,600	0.76	40.14
2008	13,621	6.9035	94,062	0.60	(37.22)
2007	12,895	10.9957	141,830	0.36	11.53
2006	13,160	9.8591	129,793	0.08	7.67
M1B
2010	21,796	13.6894	298,352	0.08	12.83
2009	58,602	12.1332	711,018	0.51	39.78
2008	94,444	8.6801	819,783	0.36	(37.35)
2007	73,950	13.8551	1,024,578	0.04	11.26
2006	11,172	12.4524	139,116	-	7.42
MC1
2010	21,736	11.7800	256,044	-	28.88
2009	15,304	9.1400	139,874	-	41.93
2008	15,256	6.4400	98,248	-	(51.43)
2007	64,613	13.2600	856,765	-	9.59
2006	72,669	12.1000	879,293	-	2.20

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
MMS
2010	3,605,397	$ 13.3979	$ 48,350,374	-%	-%
2009	3,840,644	13.3979	51,502,185	-	-
2008	8,108,607	13.3979	108,683,614	2.05	2.04
2007	8,992,159	13.1304	118,117,869	4.74	4.85
2006	6,981,655	12.5231	87,485,336	4.66	4.59
M10
2010	-	-	-	-	-
2009	-	13.0346	-	-	64.99
2008	1,551	7.9001	12,255	-	(39.57)
200728	1,625	13.0734	21,257	-	2.56
M1A
2010	42,045	20.1611	848,043	-	36.21
2009	55,883	14.8011	827,424	-	62.71
2008	72,033	9.0964	655,426	-	(39.76)
2007	85,903	15.1013	1,297,543	-	2.28
2006	107,543	14.7650	1,588,161	-	12.90
RIS
2010	526,412	16.3490	8,606,313	1.35	10.63
2009	436,772	14.7785	6,454,848	3.11	30.94
2008	426,650	11.2869	4,815,547	1.76	(42.49)
2007	421,019	19.6247	8,262,354	1.15	13.15
2006	367,149	17.3436	6,367,681	1.17	27.47
SI1
2010	17,190	14.9980	257,812	5.12	10.05
2009	21,987	13.6288	299,662	11.15	27.24
2008	15,877	10.7110	170,059	8.75	(13.21)
2007	9,020	12.3416	111,313	6.50	3.24
2006	3,059	11.9548	36,571	6.78	6.45
TRS
2010	280,153	21.3678	5,986,635	2.67	9.97
2009	247,646	19.4314	4,812,471	3.32	18.09
2008	177,925	16.4546	2,927,978	3.32	(21.55)
2007	194,810	20.9744	4,086,425	3.10	4.32
2006	163,267	20.1056	3,282,966	3.75	12.22
MFJ
2010	234,529	15.7295	3,689,136	2.64	9.69
2009	253,775	14.3401	3,639,303	3.53	17.81
2008	262,109	12.1726	3,190,689	3.23	(21.74)
2007	258,706	15.5539	4,024,060	2.79	4.07
2006	213,459	14.9450	3,190,312	2.70	11.91

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
MF5
2010	61,797	$ 28.8716	$ 1,784,193	3.12%	13.90%
2009	42,658	25.3480	1,081,311	4.66	33.37
2008	24,029	19.0054	456,691	1.81	(37.06)
2007	19,488	30.1971	588,516	1.28	28.58
2006	10,559	23.4853	247,999	2.26	32.28
MFE
2010	2,643	25.5458	67,513	3.03	13.60
2009	2,705	22.4869	60,838	6.05	33.10
2008	15,965	16.8953	269,733	1.62	(37.25)
2007	15,137	26.9266	407,593	0.72	28.28
2006	4,856	20.9901	101,926	1.91	31.96
EIS
2010	202,664	14.1732	2,872,402	1.18	11.51
2009	70,008	12.7105	889,844	1.11	20.49
2008	80,947	10.5487	853,889	0.57	(32.64)
2007	11,409	15.6609	178,683	2.29	7.92
2006	304	14.5109	4,410	1.77	20.96
MV1
2010	46,811	15.3825	720,041	1.27	11.22
2009	59,070	13.8302	816,946	1.61	20.30
2008	56,591	11.4965	650,599	1.63	(32.87)
2007	56,186	17.1252	962,197	1.39	7.67
2006	42,884	15.9049	682,074	1.31	20.66
VMG
2010	270,025	20.1676	5,445,729	-	32.31
2009	253,684	15.2422	3,866,691	-	57.66
2008	373,569	9.6678	3,611,590	0.78	(46.77)
2007	369,862	18.1607	6,716,931	-	22.67
2006	577,966	14.8050	8,556,785	-	9.27
NMC
2010	809	19.6751	15,914	-	29.10
2009	819	15.2407	12,484	-	31.60
2008	676	11.5812	7,594	-	(43.37)
2007	8,760	20.4501	178,734	-	22.53
2006	306,449	16.6901	5,114,337	-	14.69
NPP
2010	1,536	17.6203	27,025	0.70	15.67
2009	1,531	15.2338	23,294	2.84	56.07
2008	1,599	9.7606	15,589	0.54	(52.39)
2007	1,504	20.5022	30,788	0.65	9.34
2006	1,497	18.7515	28,030	1.07	12.24

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For year ended December 31
						Investment
	Units	Unit				Income	Total
	Outstanding	Value			Net Assets	Ratio1	Return2
NAR
2010	89,846	$ 15.1669			$ 1,362,689	0.69%	26.18%
2009	105,122	12.0198			1,263,546	1.65	46.56
2008	135,646	8.2012			1,112,465	1.27	(45.82)
2007	168,615	15.1366			2,552,261	0.45	3.30
2006	152,176	14.6527			2,229,795	0.41	11.17
NLM
2010	23,041	15.8447			365,153	5.21	5.28
2009	13,582	15.0494			204,487	11.52	13.33
2008	6,246	13.2797			83,017	4.15	(13.43)
2007	36,871	15.3396			565,660	2.36	4.77
2006	44,193	14.6410			647,101	3.13	4.20
OCF
2010	1,049,466	11.9900			12,583,147	0.18	9.42
2009	1,058,426	10.9581			11,598,393	0.28	44.52
2008	899,728	7.5825			6,822,231	0.14	(45.52)
2007	685,121	13.9174			9,535,104	0.25	14.15
2006	900,873	12.1923			10,983,703	0.15	7.95
OGS
2010	240,513	16.1675			3,888,485	1.46	15.96
2009	347,047	13.9418			4,838,461	2.19	39.77
2008	351,432	9.9746			3,505,419	1.41	(40.19)
2007	240,716	16.6766			4,014,308	0.90	6.32
2006	90,934	15.6854			1,426,330	0.54	17.69
OSC
2010	208,857	15.5470			3,247,103	0.52	23.41
2009	175,797	12.5983			2,214,742	0.86	37.20
2008	190,358	9.1827			1,747,995	0.46	(37.83)
2007	164,649	14.7699			2,431,836	0.29	(1.21)
2006	126,981	14.9507			1,898,451	0.14	15.00
PCR
201033	22,637	12.3630			279,857	18.35	21.56
PME
201011	59,010	13.7812	to	27.6151	859,432	4.95	12.17
PRR
2010	1,488,327	16.2401			24,163,942	1.45	8.11
2009	1,288,845	15.0218			19,355,819	2.85	18.39
2008	1,115,487	12.6880			14,153,243	3.53	(7.05)
2007	832,007	13.6509			11,354,545	4.52	10.67
2006	262,724	12.3350			3,240,293	4.40	0.72

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For year ended December 31
						Investment
	Units	Unit				Income	Total
	Outstanding	Value			Net Assets	Ratio1	Return2
PTR
2010	4,681,313	$ 16.8958			$ 79,043,557	2.43%	8.12%
2009	4,195,953	15.6274			65,540,706	5.23	14.07
2008	3,473,090	13.6996			47,567,668	4.42	4.80
2007	2,573,931	13.0720			33,637,316	4.77	8.76
2006	1,625,791	12.0190			19,538,005	4.58	3.85
SCP
2010	349,319	12.8745			4,497,343	0.13	20.52
2009	272,540	10.6823			2,911,390	-	35.20
2008	229,176	7.9010			1,810,736	0.84	(27.18)
2007	106,276	10.8499			1,153,085	0.33	(2.14)
20068	5,068	11.0867			53,659	-	10.87
RX2
2010	-	-			-	-	-
2009	31	8.6682			267	-	52.00
2008	22	5.7028			120	-	(41.91)
2007	20	9.8175			184	-	17.82
2006	20	8.3324			162	-	5.77
RX1
2010	38	7.9357			345	-	19.96
2009	40	6.6150			311	0.03	35.51
2008	3,006	4.8817			14,672	0.41	(54.47)
2007	2,325	10.7228			24,932	1.99	1.13
2006	55	10.6034			586	1.23	19.27
SCM
2010	19,097	13.9000			265,444	-	16.76
2009	25,188	11.9048			299,859	1.03	21.09
2008	36,215	9.8317			356,052	0.70	(37.06)
2007	27,764	15.6196			433,665	0.96	(5.81)
2006	18,059	16.5827			299,468	1.48	20.07
SCB
2010	22,094	19.8128			438,028	0.35	24.46
2009	23,798	15.9186			379,058	0.06	36.77
2008	26,010	11.6394			296,647	0.26	(37.99)
2007	43,665	18.7697			809,754	-	(1.44)
2006	54,552	19.0442			1,039,397	-	13.60
SCD
201024	54,346	9.3830	to	16.3074	546,629	0.51	12.92
SGC
2010	290,220	9.9760			2,895,167	-	22.13
200930	470,535	8.1685			3,843,571	1.23	(18.31)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
SDC
2010	116,603	$ 11.0322	$ 1,286,349	1.47%	2.41%
200930	54,955	10.7722	591,968	1.81	7.72
SLC
2010	242,251	9.3719	2,270,369	-	17.19
200930	334,206	7.9975	2,672,805	0.71	(20.03)
SPC
2010	393,916	12.0400	4,735,076	7.49	12.70
200930	566,125	10.6827	6,042,282	8.07	6.83
SC5
2010	201,379	25.5134	5,138,442	0.05	23.17
2009	232,789	20.7139	4,801,649	0.03	30.07
2008	261,330	15.9246	4,145,958	0.18	(35.14)
2007	247,349	24.5516	6,048,757	1.27	15.41
2006	214,216	21.2742	4,557,755	-	11.30
SC3
2010	338,004	28.3317	9,575,628	12.19	15.28
2009	303,257	24.5764	7,452,446	4.33	30.09
2008	300,766	18.8924	5,681,681	2.53	(44.73)
2007	280,852	34.1801	9,599,171	1.48	(13.13)
2006	272,905	39.3473	10,737,626	1.66	38.96
SC2
2010	229,436	17.4426	3,998,519	3.53	7.69
2009	235,729	16.1974	3,815,560	4.52	21.05
2008	219,218	13.3813	2,932,281	5.64	(12.50)
2007	200,400	15.2923	3,062,394	5.16	3.76
2006	188,798	14.7381	2,780,628	5.00	5.41
SC1
2010	1,022,981	11.9152	12,176,041	0.18	0.19
2009	799,225	11.8926	9,491,947	0.26	0.25
2008	3,584,772	11.8633	42,514,382	2.25	2.25
2007	3,925,378	11.6021	45,530,914	4.76	4.88
2006	3,475,542	11.0627	38,441,676	4.56	4.60
TBC
2010	225,185	13.4806	3,034,936	-	16.39
2009	169,422	11.5823	1,961,693	-	42.18
2008	134,858	8.1460	1,098,136	0.12	(42.51)
2007	84,164	14.1686	1,192,498	0.60	12.74
2006	50,108	12.5672	629,724	0.31	9.67

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
REI
2010	1,247,608	$ 17.3548	$ 21,652,181	1.98%	15.02%
2009	1,121,775	15.0885	16,926,551	1.99	25.60
2008	1,581,165	12.0130	18,994,624	2.45	(36.11)
2007	1,409,689	18.8022	26,505,521	1.74	3.26
2006	1,485,420	18.2079	27,046,640	1.70	18.97
RNA
2010	9,764	13.8606	135,333	0.18	19.65
2009	11,735	11.5842	135,935	-	49.76
2008	9,164	7.7349	70,881	-	(38.24)
2007	8,510	12.5246	106,578	-	13.78
2006	9,247	11.0077	101,778	0.05	7.33
USC
2010	116,577	11.5854	1,350,590	-	23.35
2009	97,811	9.3921	918,654	-	42.23
2008	74,422	6.6036	491,454	-	(39.68)
200731	48,748	10.9484	533,711	-	5.39
FEI
201010	-	-	-	-	-
2009	141,056	15.5433	2,192,569	2.38	30.21
2008	143,744	11.9372	1,715,971	2.55	(42.65)
2007	145,662	20.8160	3,032,220	1.83	1.53
2006	148,177	20.5021	3,038,060	2.73	20.19
FE2
201010	-	-	-	-	-
2009	249,512	8.0700	2,013,562	2.98	(32.40)
2008	146,479	6.1977	907,837	5.21	(42.65)
200722	42,111	10.8075	455,114	4.29	8.07
PMB
201011	-	-	-	-	-
2009	3,016	24.6192	74,204	6.03	30.59
2008	3,187	18.8526	60,061	6.48	(14.60)
2007	3,490	22.0744	77,011	5.75	5.82
2006	3,552	20.8600	74,071	4.92	9.28
PM2
201011	-	-	-	-	-
2009	7	12.2864	174	7.54	(38.11)
200829	11,773	9.4086	110,736	1.61	4.44

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment
	Units	Unit		Income	Total
	Outstanding	Value	Net Assets	Ratio1	Return2
SC7
201024	-	$ -	$ -	-%	-%
2009	5,005	14.4411	72,280	0.44	29.39
2008	5,130	11.1607	57,254	0.82	(37.81)
2007	6,077	17.9451	109,046	0.50	4.23
2006	6,647	17.2162	114,442	0.92	14.77
S77
201024	-	-	-	-	-
200930	38,791	8.3092	322,316	0.45	(16.91)

1These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

2 Ratio represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented.  Investment options with a date notation indicate the effective date of that investment option in the Variable Account.  The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

3 For the period of December 8, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

4 For the period of April 17, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

5 For the period of May 4, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

6 Commencement of operations was November 1, 2008, first activity 2009.

7 For the period of February 7, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

8 For the period of March 8, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

9 For the period of March 27, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

10 Effective January 1, 2010, Fidelity VIP Equity-Income Portfolio (Initial Class) Sub-Account (FEI) and Fidelity VIP Equity-Income Portfolio (Initial Class) Sub-Account (FE2) merged to form FE3.

11 Formally referred to as PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PMB) and VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PM2) merged to form PME.

12 For the period of April 1, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

13 For the period of March 1, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

14 Commencement of operations was May 2, 2005; first activity in 2009.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

8. FINANCIAL HIGHLIGHTS (CONTINUED)

15 For the period of February 26, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

16 For the period of May 1, 2009 (commencement of operations of Sub-Account) through December 31, 2009.

17 For the period of May 1, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

18  For the period November 24, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

19 For the period of March 6, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

20 For the period of November 15, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

21 For the period of June 26, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

22 For the period of August 1, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

23 For the period of April 24, 2009 (commencement of operations of Sub-Account) through December 31, 2009.

24 Effective January 1, 2010, C Davis Venture Value Fund (Initial Class) Sub-Account (SC7) and C Davis Venture Value Fund (Initial Class) Sub-Account (S77) merged to form SCD.

25 For the period of June 22, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

26 For the period of May 19, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

27 Commencement of operations was May 4, 2007; first activity in 2009.

28 For the period of December 10, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

29 For the period of October 13, 2008 (commencement of operations of Sub-Account) through December 31, 2008.

30 Commencement of operations was May 1, 2008; first activity in 2009.

31 For the period of February 23, 2007 (commencement of operations of Sub-Account) through December 31, 2007.

32 For the period of March 24, 2006 (commencement of operations of Sub-Account) through December 31, 2006.

33 First activity in the Sub-Account occurred in 2010.

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.  The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Sun Life Assurance Company of Canada (U.S.)
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2010 and 2009, and the related consolidated statements of operations, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2010. Our audits also included the financial statement schedules listed in the Index at Item 15. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting and reporting for other-than-temporary impairments as required by accounting guidance adopted in 2009.  As discussed in Note 5 to the consolidated financial statements, the Company changed its method of accounting and reporting for the fair value measurement of certain assets and liabilities in 2008.

/s/ DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 28, 2011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands)
For the Years Ended December 31,

	2010	2009	2008

Revenues:
Premiums and annuity considerations (Note 8)	$136,175	$134,246	$122,733
Net investment income (loss) (1) (Note 7)	1,390,210	2,582,307	(1,970,368)
Net derivative loss(2) (Note 4)	(149,290)	(39,902)	(605,458)
Net realized investment gains (losses), excluding impairment losses on available-for-sale securities (Note 6)	26,951	(36,675)	3,801
Other-than-temporary impairment losses (3) (Note 4)	(885)	(4,834)	(41,864)
Fee and other income (Note 8)	511,027	385,836	449,991

Total revenues	1,914,188	3,020,978	(2,041,165)

Benefits and expenses:
Interest credited (Note 8)	401,848	385,768	531,276
Interest expense	51,789	39,780	60,285
Policyowner benefits (Note 8)	239,794	110,439	391,093
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired (4)	697,102	1,024,661	(1,045,640)
Goodwill impairment	-	-	701,450
Other operating expenses (Note 8)	318,170	248,156	261,819

Total benefits and expenses	1,708,703	1,808,804	900,283

Income (loss) from continuing operations before income tax expense (benefit)	205,485	1,212,174	(2,941,448)

Income tax expense (benefit) (Note 10)	71,211	335,649	(815,943)

Net income (loss) from continuing operations	134,274	876,525	(2,125,505)

Income (loss) from discontinued operations, net of tax (Note 2)	-	104,971	(109,336)

Net income (loss)	$134,274	$981,496	$(2,234,841)
(1)
Net investment income (loss) includes an increase (decrease) in market value of trading fixed maturity securities of $674.2 million, $2,086.7 million and $(2,603.7) million for the years ended December 31, 2010, 2009 and 2008, respectively.

(2)
Net derivative loss for the year ended December 31, 2008 includes $166.1 million of income related to the Company’s adoption of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures,” which is further discussed in Note 5.

(3)
The $0.9 million and $4.8 million other-than-temporary impairment (“OTTI”) losses for years ended December 31, 2010 and 2009, respectively, represent solely credit losses.  The Company incurred no non-credit OTTI losses during the years ended December 31, 2010 and 2009 and as such, no non-credit OTTI losses were recognized in other comprehensive income for these periods.

(4)
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired for the year ended December 31, 2008 includes $3.2 million of expenses related to the Company’s adoption of FASB ASC Topic 820, which is further discussed in Note 5.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED BALANCE SHEETS
(in thousands except per share data)

ASSETS	December 31, 2010	December 31, 2009
Investments
Available-for-sale fixed maturity securities, at fair value (amortized cost of $1,422,951 and $1,121,424 in 2010 and 2009, respectively) (Note 4)	$1,495,923	$1,175,516
Trading fixed maturity securities, at fair value (amortized cost of $11,710,416 and $12,042,961 in 2010 and 2009, respectively) (Note 4)	11,467,118	11,130,522
Mortgage loans (Note 4)	1,737,528	1,911,961
Derivative instruments – receivable (Note 4)	198,064	259,227
Limited partnerships	41,622	51,656
Real estate (Note 4)	214,665	202,277
Policy loans	717,408	722,590
Other invested assets	27,456	47,421
Short-term investments	832,739	1,267,311
Cash and cash equivalents	736,323	1,804,208
Total investments and cash	17,468,846	18,572,689

Accrued investment income	188,786	230,591
Deferred policy acquisition costs and sales inducement asset (Note 13)	1,682,559	2,173,642
Value of business and customer renewals acquired (Note 14)	134,985	168,845
Net deferred tax asset (Note 10)	394,297	549,764
Goodwill (Note 1)	7,299	7,299
Receivable for investments sold	5,328	12,611
Reinsurance receivable	2,347,086	2,350,207
Other assets (Note 1)	125,529	183,963
Separate account assets (Note 1)	26,880,421	23,326,323

Total assets	$49,235,136	$47,575,934

LIABILITIES

Contractholder deposit funds and other policy liabilities	$14,593,228	$16,709,589
Future contract and policy benefits	849,514	815,638
Payable for investments purchased	44,827	88,131
Accrued expenses and taxes	52,628	61,903
Debt payable to affiliates (Note 3)	783,000	883,000
Reinsurance payable	2,231,835	2,231,764
Derivative instruments – payable (Note 4)	362,023	572,910
Other liabilities	285,056	280,224
Separate account liabilities	26,880,421	23,326,323

Total liabilities	46,082,532	44,969,482

Commitments and contingencies (Note 20)

STOCKHOLDER’S EQUITY

Common stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding in 2010 and 2009	6,437	6,437
Additional paid-in capital	3,928,246	3,527,677
Accumulated other comprehensive income (Note 19)	46,553	35,244
Accumulated deficit	(828,632)	(962,906)

Total stockholder’s equity	3,152,604	2,606,452

Total liabilities and stockholder’s equity	$49,235,136	$47,575,934

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(in thousands)
For the Years Ended December 31,

	2010	2009	2008

Net income (loss)	$134,274	$981,496	$(2,234,841)

Other comprehensive income (loss):
Change in unrealized holding gains (losses) on available- for-sale securities, net of tax (1)	34,459	113,278	(84,234)
Reclassification adjustment for OTTI losses, net of tax (2)	938	202	-
Change in pension and other postretirement plan adjustments, net of tax (3)	-	10,231	(66,998)
Reclassification adjustments of net realized investment (gains) losses into net income (4)	(24,088)	3,117	25,718
Other comprehensive income (loss)	11,309	126,828	(125,514)

Comprehensive income (loss)	$145,583	$1,108,324	$(2,360,355)

(1)	Net of tax (expense) benefit of $(18.6) million, $(60.1) million and $45.4 million for the years ended December 31, 2010, 2009 and 2008, respectively.
(2)	Represents an adjustment to OTTI losses due to the sale of other-than-temporarily impaired available-for-sale fixed maturity securities.
(3)	Net of tax (expense) benefit of $(5.5) million and $36.1 million for the years ended December 31, 2009 and 2008, respectively.
(4)	Net of tax expense (benefit) of $13.0 million, $(1.7) million and $(13.8) million for the years ended December 31, 2010, 2009 and 2008, respectively.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY
(in thousands)
For the Years Ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive (Loss) Income (1)	Retained Earnings (Accumulated Deficit)	Total Stockholder’s Equity

Balance at December 31, 2007	$6,437	$2,146,436	$(92,403)	$369,677	$2,430,147

Cumulative effect of accounting changes related to the adoption of FASB ASC Topics 715 and 825, net of tax (2)	-	-	88,033	(88,376)	(343)
Net loss	-	-	-	(2,234,841)	(2,234,841)
Tax benefit from stock options	-	806	-	-	806
Capital contribution from Parent	-	725,000	-	-	725,000
Other comprehensive loss	-	-	(125,514)	-	(125,514)

Balance at December 31, 2008	6,437	2,872,242	(129,884)	(1,953,540)	795,255

Cumulative effect of accounting changes related to the adoption of FASB ASC Topic 320, net of tax(3)	-	-	(9,138)	9,138	-
Net income	-	-	-	981,496	981,496
Tax benefit from stock options	-	185	-	-	185
Capital contribution from Parent	-	748,652	-	-	748,652
Net liabilities transferred to affiliate (Note 3)	-	1,467	47,438	-	48,905
Dividend to Parent (Notes 1, 2, and 3)	-	(94,869)	-	-	(94,869)
Other comprehensive income	-	-	126,828	-	126,828

Balance at December 31, 2009	6,437	3,527,677	35,244	(962,906)	2,606,452

Net income	-	-	-	134,274	134,274
Tax benefit from stock options	-	569	-	-	569
Capital contribution from Parent	-	400,000	-	-	400,000
Other comprehensive income	-	-	11,309	-	11,309

Balance at December 31, 2010	$6,437	$3,928,246	$46,553	$(828,632)	$3,152,604

(1)	As of December 31, 2010, the total amount of after tax non-credit OTTI losses recorded in the Company’s accumulated other comprehensive income was $8.0 million.
(2)      FASB ASC Topics 715, “Compensation-Retirement Benefits” and 825, “Financial Instruments.”
(3)      FASB ASC Topic 320, “Investments-Debt and Equity Securities.”

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the Years Ended December 31,

	2010	2009	2008

Cash Flows From Operating Activities:
Net income (loss) from operations	$134,274	$981,496	$(2,234,841)

Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net amortization of premiums on investments	30,562	(689)	29,871
Amortization of deferred policy acquisition costs, and value of business and customer renewals acquired	697,102	1,024,661	(1,045,640)
Depreciation and amortization	5,683	5,535	6,711
Net loss (gain) on derivatives	41,483	(96,041)	554,898
Net realized (gains) losses and OTTI credit losses on available-for-sale investments	(26,066)	41,509	38,063
Net (increase) decrease in fair value of trading investments	(674,223)	(2,086,740)	2,603,748
Net realized losses on trading investments	67,277	367,337	354,991
Undistributed loss (income) on private equity limited partnerships	2,339	9,207	(9,796)
Interest credited to contractholder deposits	401,848	385,768	531,276
Goodwill impairment	-	-	701,450
Deferred federal income taxes	149,377	295,608	(698,437)
Changes in assets and liabilities:
Additions to deferred policy acquisition costs, sales inducement asset and value of business and customer renewals acquired	(184,995)	(346,900)	(282,409)
Accrued investment income	41,805	36,736	18,079
Net change in reinsurance receivable/payable	129,907	209,637	216,282
Future contract and policy benefits	33,876	(125,992)	141,658
Other, net	17,031	(243,369)	149,390
Adjustments related to discontinued operations	-	(288,018)	4,315
Net cash provided by operating activities	867,280	169,745	1,079,609

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	498,087	113,478	101,757
Trading fixed maturity securities	4,170,750	2,097,054	1,808,498
Mortgage loans	249,283	143,493	294,610
Real estate	-	-	1,141
Other invested assets	(315,643)	(207,548)	692,157
Purchases of:
Available-for-sale fixed maturity securities	(771,747)	(347,139)	(129,474)
Trading fixed maturity securities	(3,946,548)	(867,310)	(2,175,143)
Mortgage loans	(101,668)	(17,518)	(58,935)
Real estate	(4,874)	(4,702)	(5,414)
Other invested assets	(64,998)	(106,277)	(122,447)
Net change in other investments	-	(183,512)	(349,964)
Net change in policy loans	5,182	6,817	(16,774)
Net change in short-term investments	434,572	(722,821)	(599,481)

Net cash provided by (used in) investing activities	$152,396	$(95,985)	$(559,469)

Continued on next page

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the Years Ended December 31,

	2010	2009	2008

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,217,014	$2,795,939	$2,190,099
Withdrawals from contractholder deposit funds	(3,606,335)	(3,011,499)	(3,616,458)
Repayments of debt	(100,000)	-	(122,000)
Debt proceeds	-	200,000	175,000
Capital contribution from Parent	400,000	748,652	725,000
Other, net	1,760	(27,312)	(16,814)
Net cash (used in) provided by financing activities	(2,087,561)	705,780	(665,173)

Net change in cash and cash equivalents	(1,067,885)	779,540	(145,033)

Cash and cash equivalents, beginning of year	1,804,208	1,024,668	1,169,701

Cash and cash equivalents, end of year	$736,323	$1,804,208	$1,024,668

Supplemental Cash Flow Information
Interest paid	$45,389	$47,151	$109,532
Income taxes (refunded) paid	$(107,063)	$21,144	$(113,194)

Supplemental schedule of non-cash investing and financing activities

On December 31, 2009, the Company paid a dividend of all of the issued and outstanding common stock of the Company’s wholly-owned subsidiary, Sun Life Financial (U.S.) Reinsurance Company (“Sun Life Vermont”), to the Company’s sole shareholder, Sun Life of Canada (U.S.) Holdings, Inc. (the “Parent”).  This dividend is discussed more fully in Note 2.  As a result of the dividend, the Company’s total assets decreased by $2,658.1 million and total liabilities decreased by $2,563.2 million in a non-cash transaction.

The Company did not pay any cash dividends to the Parent in 2010, 2009 and 2008.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the “Company”) is a stock life insurance company incorporated under the laws of Delaware.  The Company is a direct wholly-owned subsidiary of the Parent, which in turn is wholly-owned by Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934.  Accordingly, the Company is an indirect wholly-owned subsidiary of SLF.  SLF and its subsidiaries are collectively referred to herein as “Sun Life Financial.”

The Company and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual universal life insurance, individual and group fixed and variable annuities, funding agreements, group life, group disability, group dental and group stop loss insurance.  These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax qualified and non-tax-qualified markets.  The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.  In addition, the Company’s wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York (“SLNY”), is authorized to transact business in the State of New York.

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for stock life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries.  As of December 31, 2010, the Company directly or indirectly owned all of the outstanding shares of SLNY, which issues individual fixed and variable annuity contracts, group life, group disability, group dental and stop loss insurance, and individual life insurance in New York; Independence Life and Annuity Company (“INDY”), a Rhode Island life insurance company that sold variable and whole life insurance products; Clarendon Insurance Agency, Inc., a registered broker-dealer; SLF Private Placement Investment Company I, LLC; Sun Parkaire Landing LLC; 7101 France Avenue Manager, LLC; Sun MetroNorth, LLC; SLNY Private Placement Investment Company I, LLC; and SL Investment DELRE Holdings 2009-1, LLC.

On December 30, 2009, Sun Life Vermont, which was a subsidiary of the Company at the time, paid a $100 million cash dividend to the Company.  On December 31, 2009, the Company paid a dividend of all of the issued and outstanding common stock of Sun Life Vermont to the Parent.  As a result of this transaction, Sun Life Vermont is no longer the Company’s wholly-owned subsidiary and was not included in the Company’s consolidated balance sheet at December 31, 2009.  As of December 31, 2009, Sun Life Vermont’s total assets and liabilities were $2,658.1 million and $2,563.2 million, respectively.  Sun Life Vermont’s net income (loss) for the years ended December 31, 2009 and 2008 was $105.0 million and $(109.3) million, respectively.  As a result of this dividend transaction, the net income (loss) and changes in cash flows from the operating activities of Sun Life Vermont for the year ended December 31, 2009 and 2008 are presented as discontinued operations in these consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (CONTINUED)

On September 6, 2006 the Company entered into an agreement with Credit and Repackaged Securities Limited Series 2006-10 Trust (the “CARS Trust”).  Pursuant to this agreement, the Company purchased a funded note from the CARS Trust which, through a credit default swap entered into by the CARS Trust, is exposed to the credit performance of a portfolio of corporate reference entities.  The Company entered into this agreement for yield enhancement related to the fee earned on the credit default swap which adds to the return earned on the funded note.

As the sole beneficiary of the CARS Trust, the Company is required to consolidate this trust under the requirements of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 810, “Consolidation.”  As a result of the consolidation, the Company has recorded in its consolidated balance sheets a credit default swap held by the CARS Trust.  At issue, the swap had a seven year term, maturing in 2013.  Under the terms of the swap, the CARS Trust will be required to make payments to the swap counterparty upon the occurrence of a credit event, with respect to any reference entity, that is in excess of the threshold amount specified in the swap agreement.  In the event that the CARS Trust is required to make any payments under the swap, the underlying assets held by the trust would be liquidated to fund the payment.  If the disposition of these assets is insufficient to fund the payment calculated, then under the terms of the agreement, the cash settlement amount would be capped at the amount of the proceeds from the sale of the underlying assets.  During the year ended December 31, 2009 the sum of all credit events exceeded the threshold amount and the CARS Trust made cumulative payments of $17.6 million to the swap counterparty.  As of December 31, 2010, the maximum future payments of the CARS Trust could be required to make is $37.4 million.  The CARS Trust made no payment during the years ended December 31, 2010 and 2008, respectively.  At December 31, 2010 and 2009, the fair value of the credit default swap was a liability of $27.3 million and $34.3 million, respectively.  As of December 31, 2010 and 2009, the fair value of the assets held as collateral by the CARS Trust was $36.3 million and $35.3 million, respectively.  The carrying amount of this interest in a variable interest entity (“VIE”) is included in trading fixed maturity securities on the consolidated balance sheets.

To determine the nature of the Company’s interest in a VIE, it performs an assessment of each party’s interest in the VIE beyond any voting interest that it may have.  This assessment looks to sufficiency of an equity investment at risk in terms of the entity’s ability to self-finance its activities, as well as other indicators of control including the power to direct activities that impact economic performance, the obligation to absorb expected losses, and the right to receive expected returns.  The Company is deemed to control a VIE when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE.  If the Company determines that it is the VIE’s primary beneficiary, the VIE must be consolidated in the Company’s consolidated financial statements.  At December 31, 2010, the Company had no variable interest in significant VIEs for which disclosure is required under FASB ASC Topic 810.

All intercompany transactions and balances between the Company and its subsidiaries have been eliminated in consolidation.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  The most significant estimates are those used in determining the fair value of financial instruments, goodwill, deferred policy acquisition costs (“DAC”) including sales inducement asset (“SIA”), value of business acquired (“VOBA”), value of customer renewals acquired (“VOCRA”), liabilities for future contract and policyholder benefits, other-than-temporary impairments of investments, allowance for loan loss and valuation allowance on deferred tax assets.  Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, fixed maturity securities, mortgage loans, equity securities, derivative financial instruments, debt, loan commitments and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Cash, cash equivalents and short-term investments are highly liquid securities.  The Company’s cash equivalents primarily include cash, commercial paper and money market investments which have an original term to maturity of less than three months.  Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition.  Cash equivalents and short-term investments are held at amortized cost, which approximates fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS

Fixed Maturity Securities

The Company accounts for its investments in accordance with FASB ASC Topic 320.  At the time of purchase, fixed maturity securities are classified as either trading or available-for-sale.  Securities, for which the Company has elected to measure at fair value under FASB ASC Topic 825, “Financial Instruments,” are classified as trading securities.  Although classified as trading securities, the Company’s intent is to not sell these securities in the near term.  Trading securities are carried at aggregate fair value with changes in market value reported as a component of net investment income.  Securities that do not meet the trading criterion are classified as available-for-sale.  Included with available-for-sale fixed maturity securities are forward purchase commitments on mortgage backed securities, better known as To Be Announced (“TBA”) securities.  The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in payable for investments purchased until the settlement date of the transaction.  Available-for-sale securities that are not considered other-than-temporarily impaired are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

The Company determines the fair value of its publicly traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third party pricing services; the remaining unpriced securities are priced using one of the remaining two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as asset-backed securities (“ABS”) including collateralized debt obligations, residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are priced using a fair value model or independent broker quotations.  ABS and RMBS are priced using fair value models and independent broker quotations.  CMBS securities are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are determined using a discounted cash flow model which includes estimates that take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturity securities also are priced using market prices or broker quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

Fixed Maturity Securities (continued)

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including estimates and assumptions, a market participant would utilize.  The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value.  In addition, on the quarterly basis, the Company performs quantitative and qualitative analysis that includes back testing of recent trades, review of key assumptions such as spreads, duration, and credit rating, and on-going review of third-party pricing services’ methodologies.  The Company performs further testing on those securities whose prices do not fall within a pre-established tolerance range.  This testing includes looking at specific market events that may affect pricing or obtaining additional information or new prices from the third-party pricing service.  Additionally, the Company makes a selection of securities from its portfolio and compares the price received from its third-party pricing services to an independent source, creates option adjusted spreads or obtains additional broker quotes to corroborate the current market price.  Historically, the Company has found no material variances between the prices received from third-party pricing sources and the results of its testing.

Please refer to Note 5 of the Company’s consolidated financial statements for further discussion of the Company’s fair value measurements.

With the adoption of the provisions of FASB ASC Topic 320, the Company recognizes an OTTI loss and records a charge to earnings for the full amount of the impairment (the difference between the current carrying amount and fair value of the security), if the Company intends to sell, or if it is more likely than not that it will be required to sell, the impaired security prior to recovery of its cost basis.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories:  credit loss and non-credit loss.  The credit loss portion is charged to net realized investment gains (losses) in the consolidated statements of operations, while the non-credit loss is charged to other comprehensive income.  When an unrealized loss on a fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income and not in earnings.

Prior to the Company’s adoption of the provisions of FASB ASC Topic 320 on April 1, 2009, the Company's accounting policy for impairment on available-for-sale securities required recognition of an OTTI loss through earnings when the Company anticipated that it would be unable to recover all amounts due under the contractual obligations of the security.  In addition, in the event that securities were expected to be sold before the fair value of the security recovered to amortized cost, an OTTI loss also would be recorded through earnings.

Structured securities, typically those rated single A or below, are subject to certain provisions in FASB ASC Topic 325, “Investments–Other.”  These provisions require the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that fair value is less than carrying amount and there has been an adverse change in the expected cash flows (as measured by comparing the original expected cash flows to the current expectation of cash flows, both discounted at the current effective rate), then an impairment charge is recorded to income.

Please refer to Note 4 of the Company’s consolidated financial statements for further discussion of the Company’s recognition and disclosure of OTTI loss.

The Company discontinues the accrual of income on its holdings for issuers that are in default.  The Company’s net investment income would have increased by $4.6 million and $4.3 million for the year ended December 31, 2010 and 2009, respectively, if these holdings were performing.  As of December 31, 2010 and 2009, the fair market value of holdings for issuers in default was $53.9 million and $26.0 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Mortgage Loans and Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses.  Purchases and sales of mortgage loans are recognized or derecognized in the Company’s balance sheet on the loans’ trade dates, which are the dates that the Company commits to purchase or sell the loan.  Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s statement of operations using the effective interest method.  Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.  The Company regularly assesses the value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount. The allowance for credit losses are estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent.  A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan.  The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing these loans individually.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  While management believes that it uses the best information available to establish the loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed on non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied, firstly against the carrying value of the loan, then against the provision, and then to income.  The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses and write-off of specific mortgages are recorded as net realized gain or loss in the Company’s statements of operations.  Once the conditions causing impairment improve and future payments are reasonably assured, allowances are reduced and the mortgages are no longer classified as impaired.  However, the mortgage loan continues to be classified as impaired if the original terms of the contract have been restructured, resulting in the Company providing an economic concession to the borrower.

If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure.  Uncollectible collateral-dependent loans are written off through allowances for losses at the time of disposition or foreclosure.

Real estate investments are held for the production of income or are held for sale.  Real estate investments held for the production of income are carried at depreciated cost.  Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the asset.  Real estate investments held for sale are primarily acquired through foreclosure of mortgage loans.  The cost of real estate that has been acquired through foreclosure is the estimated fair value, less estimated costs to dispose at the time of foreclosure.  Real estate investments are diversified by property type and geographic area throughout the United States.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Derivative instruments

The Company uses derivative financial instruments including swaps, swaptions, options and futures as a means of hedging exposure to interest rate, currency and equity price risk.  Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income or loss.

Policy loans and other

Policy loans are carried at the amount of outstanding principal balance.  Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for by the equity method of accounting.

Realized gains and losses

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method.  Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Investment income

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial position, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful.  When an investment is placed in non-accrual status, all interest accrued is reversed against current period interest income.  Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

The Company manages assets related to certain funds-withheld reinsurance agreements.  These assets are primarily comprised of fixed maturity securities and mortgages and are accounted for consistent with the policies described above.  Investment income on assets within funds-withheld reinsurance portfolios is included as a component of net investment income (loss) in the Company’s consolidated statements of operations.

Please refer to Note 7 of the Company’s consolidated financial statements for further discussion of the Company’s net investment income (loss).

DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCMENT ASSET

Acquisition costs consist of commissions, underwriting and other costs that vary with and are primarily related to the production of new business.  Acquisition costs related to deposit-type contracts, primarily deferred annuity, universal life and guaranteed investment contracts (“GICs”) are deferred and amortized with interest based on the proportion of actual gross profits to the present value of all estimated gross profits to be realized over the estimated lives of the contracts.  Estimated gross profits are composed of net investment income, net realized and unrealized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses.

Sales inducement asset (“SIA”) represents amounts that are credited to policyholder account balances related to the enhanced or bonus crediting rates that the Company offers on certain of its annuity products.  The costs associated with offering the enhanced or bonus crediting rates are capitalized and amortized over the expected life of the related contracts in proportion to the estimated gross profits.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCMENT ASSET (CONTINUED)

Estimating future gross profit is a complex process requiring considerable judgment and the forecasting of events into the future based on historical information and actuarial assumptions.  These assumptions are subject to an annual review process and are updated on a more frequent basis if required.  Changes in any of the assumptions that serve to increase or decrease the estimated future gross profits will cause the amortization of DAC to decrease or increase, respectively, in the current period.  Assumptions affecting the computation of estimated future gross profits include, but are not limited to, recent investment and policyholder experience, expectations of future performance and policyholder behavior, changes in interest rates, capital market growth rates, and account maintenance expense.

DAC amortization is reviewed regularly and adjusted retrospectively when the Company calculates the actual profits or losses and revises its estimate of future gross profits to be realized from deposit-type contracts, including realized and unrealized gains and losses from investments.  The Company also tests its DAC and SIA asset for loss recognition on a quarterly basis.  The test is performed by comparing the GAAP liability, net of DAC and SIA, to the present value of future expected gross profits; an adjustment is required if the current GAAP liability, net of DAC and SIA, is higher than the present value of future expected gross profits.  During the years ended December 31, 2010 and 2009, the Company wrote down DAC and the SIA by $126.0 million and $326.9 million, respectively, as a result of loss recognition related to certain annuity products.  Please refer to Note 13 of the Company’s consolidated financial statements for the Company’s DAC and SIA roll-forward.

The DAC asset under GAAP cannot exceed accumulated deferrals, plus interest.  At December 31, 2009 and 2008, the Company reached the cap for its DAC asset and SIA related to certain fixed and fixed index annuity products and reported the DAC asset for these products at historical accumulated deferrals with interest.  At December 31, 2010, the Company’s SIA related to certain fixed and fixed index annuity remained at historical accumulated deferral with interest.  However, the Company’s DAC related to certain fixed and fixed index annuities was below the cap and regular amortization was recorded during the year.

Although recovery of DAC and the SIA is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of DAC and SIA considered recoverable could be reduced in the near term, however, if the future estimates of gross profits are reduced.

VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

VOBA represents the actuarially determined present value of projected future gross profits from the Keyport Life Insurance Company (“Keyport”) in-force policies on November 1, 2001, the date of the Company’s acquisition of Keyport.  Prior to December 31, 2009, the Company’s VOBA also included the present value of projected future gross profits from the in-force policies that were transferred to SLNY, based on a series of agreements between SLNY and Sun Life and Health Insurance Company (U.S.) (“SLHIC”), an affiliate, (the “SLHIC to SLNY asset transfer”).  VOBA related to Keyport is amortized in proportion to the projected emergence of profits over the estimated life of the purchased block of business; VOBA related to the SLHIC to SLNY asset transfer was amortized in proportion to the projected premium income over the period to the first renewal of the transferred business.  As of December 31, 2009, VOBA related to the SLHIC to SLNY asset transfer was fully amortized.

VOCRA represents a portion of the assets that were transferred to SLNY under the SLHIC to SLNY asset transfer.  VOCRA is the actuarially determined present value of projected future profits arising from the existing in-force business at May 31, 2007 to the next policy renewal date.  This amount is amortized in proportion to the projected premium income over the period from the first renewal date to the end of the projected life of the policies.  The Company tests its VOCRA asset for impairment on an annual basis.  During the year ended December 31, 2009, the Company determined that its VOCRA asset was impaired and recorded an impairment charge of $2.6 million.  Please refer to Note 14 of the Company’s consolidated financial statements for the Company’s combined VOBA and VOCRA roll-forward.

Although recovery of VOBA is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of VOBA considered recoverable could be reduced in the near term, however, if the future estimates of gross profits are reduced.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL

The Company’s goodwill represents the intangible asset related to the transfer of goodwill to SLNY under the SLHIC to SLNY asset transfer.  Goodwill is allocated to the Group Protection segment  In accordance with FASB ASC Topic 350, “Intangibles–Goodwill and Other,” goodwill is tested for impairment on an annual basis.  The Company completed the required impairment tests of goodwill during the second quarter of 2010 and concluded that this asset was not impaired.

OTHER ASSETS

The Company’s other assets are comprised primarily of receivables from affiliated companies, outstanding premiums, and intangible assets.  Intangible assets consist of state insurance licenses that are not subject to amortization and the value of distribution.  The value of distribution represents the present value of projected future profits arising from sales of new business by brokers with whom SLHIC had an existing distribution relationship contract.  This amount is amortized on a straight-line basis over 25 years, representing the period over which the Company expects to earn premiums from new sales stemming from the added distribution capacity.

Prior to December 31, 2009, the Company’s other asset also included property, equipment, leasehold improvements and capitalized software costs.  As described in Note 3, effective December 31, 2009, the Company transferred certain property, equipment, leasehold improvements and capitalized software costs to Sun Life Financial (U.S.) Services Company, Inc. (“Sun Life Services”), an affiliate.  Depreciation and amortization expenses related to these assets were $1.3 million and $1.3 million for years ended December 31, 2009 and 2008, respectively.

POLICY LIABILITIES AND ACCRUALS

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events as well as liabilities for unpaid claims due as of the statement date.  Such liabilities are established in amounts adequate to meet the estimated future obligations of in-force policies.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY LIABILITIES AND ACCRUALS (continued)

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits (“GMDB”).  Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions.  The Company periodically reviews its policies for loss recognition based upon management’s best estimates.  During the year ended December 31, 2010, the Company recorded a $29.2 million adjustment to reserves related to loss recognition.  The Company did not record any adjustment to reserves related to loss recognition for the year ended December 31, 2009.

Reserves for GMDB and guaranteed minimum income benefits (“GMIB”) are calculated according to the methodology prescribed by the American Institute of Certified Public Accountants (“AICPA”) which is included in FASB ASC
Topic 944 “Financial Services- Insurance,” whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

Policy reserves for universal life contracts are held for benefit coverages that are not fully provided for in the policy account value.  These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate.  In particular, for the Company’s group reported claim reserves and the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination period.  These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amount reported is based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such refinements are made.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life (“SPWL”) policies, GICs and funding agreements.  The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders.  The liabilities are not reduced by surrender charges.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with FASB ASC Topic 740, “Income Taxes.”

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.  The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.  Valuation allowances on deferred tax assets are estimated based on the Company’s assessment of the realizability of such amounts.  Please refer to Note 10 of the Company’s consolidated financial statements for further discussion of the Company’s income taxes.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due.  Premiums related to group life, group stop loss, group dental and group disability insurance are recognized as earned revenue pro-rata over the contract period.  The unexpired portion of these premiums is recorded as unearned premiums.  Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy, and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy.  For universal life-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing variable benefits.  Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.  Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.  The activity of the separate accounts is not reflected in the consolidated financial statements except for the following:

➢	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed; and

➢
The activity related to the GMDB, GMIB, guaranteed minimum accumulation benefit (“GMAB”) and guaranteed minimum withdrawal benefit (“GMWB”), which is reflected in the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

In July 2010, the FASB issued Accounting Standard Update (“ASU”) 2010-20, “Receivables (Topic 310): Disclosure about the Credit Quality of Financing Receivables and the Allowance for Credit Losses,” which amends FASB ASC Topic 310 to enhance disclosures and to provide financial statement users with greater transparency about an entity’s allowance for credit losses and the credit quality of its financing receivables.  The amendments require an entity to provide a greater level of disaggregated information about the credit quality of the entity’s financing receivables and allowance for credit losses.  ASU 2010-20 also requires an entity to disclose credit quality indicators, the aging of past due information and the modification of its financing receivables.  The amendments in ASU 2010-20 that relate to disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010.  However, the disclosure about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning on or after December 15, 2010. Comparative disclosures are required for reporting periods ending after initial adoption.  The Company adopted ASU 2010-20 on December 31, 2010.  The enhanced disclosures required by ASU 2010-20 for the period ending on December 31, 2010, are included in Note 4 of the Company’s consolidated financial statements.

In April 2010, the FASB issued ASU 2010-18, “Receivables (Topic 310): Effect of a Loan Modification When the Loan Is Part of a Pool That Is Accounted for as a Single Asset – a Consensus of the FASB Emerging Issues Task Force,” which amends FASB ASC Topic 310, “Receivables.”  The amendments were made to eliminate diversity in practice in accounting for loans that undergo troubled debt restructuring for those loans that have been included in a pool of loans.  Under ASU 2010-18, debt modifications that were made for distressed loans included in a pool of loans, do not trigger the criteria needed to allow for such loans to be accounted for separately outside of the pool.  Upon initial adoption, an entity may make a one-time election to terminate accounting for loans as a pool.  The election may be made on a pool-by-pool basis and does not prevent the entity from using pool accounting for loans that will be acquired in the future.  The amendments in ASU 2010-18 are effective for the first fiscal quarter ending on or after July 15, 2010.  Early adoption is permitted.  The Company adopted ASU 2010-18 on September 30, 2010 and such adoption did not have a material impact on the Company’s consolidated financial statements.

In March 2010, the FASB issued ASU 2010-11 “Derivatives and Hedging (Topic 815): Scope Exception Related to Embedded Credit Derivatives,” which provides amendments to FASB ASC Topic 815, “Derivatives and Hedging” to clarify the embedded credit derivative scope exception included therein.  The amendments address how to determine which embedded credit derivative features are considered to be embedded derivatives that should not be analyzed for potential bifurcation and separate accounting under ASC Topic 815.  Under ASU 2010-11, only the embedded credit derivative feature created by subordination between financial instruments is not subject to the bifurcation requirements of ASC Topic 815.  However, other embedded credit derivative features would be subject to analysis for potential bifurcation even if their effects are allocated to interests in tranches of securitized financial instruments in accordance with those subordination provisions.  The following circumstances would not qualify for the scope exception and are subject to the application of ASC Topic 815 requiring the embedded derivatives to be analyzed for potential bifurcation:

➢	An embedded derivative feature relating to another type of risk (including another type of credit risk) is present in the securitized financial instrument.
➢
The holder of an interest in a tranche of securitized financial instruments is exposed to the possibility of being required to make potential future payments because the possibility of those future payments is not created by subordination.

➢	The holder owns an interest in a single-tranche securitization vehicle; therefore, the subordination of one tranche to another is not relevant.

The amendments in ASU 2010-11 are effective for the first fiscal quarter beginning after June 15, 2010.  Early adoption is permitted.  The Company adopted ASU 2010-11 on July 1, 2010 and such adoption did not have a material impact on the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (Continued)

In February 2010, the FASB issued ASU No. 2010-09 “Subsequent Events (Topic 855): Amendments to Certain Recognition and Disclosure Requirements” which removes the requirement for U.S. Securities and Exchange Commission (“SEC”) filers to disclose the date through which subsequent events have been evaluated.  ASU No. 2010-09 is effective upon issuance.  Events that have occurred subsequent to December 31, 2010 have been evaluated by the Company’s management in accordance with ASU No. 2010-09.

In January 2010, the FASB issued ASU 2010-06 “Fair Value Measurement and Disclosures (Topic 820) - Improving Disclosures about Fair Value Measurements,” which provides amendments to FASB ASC Topic 820 “Fair Value Measurements and Disclosures” in order to provide more robust disclosures about the following:

➢	The different classes of assets and liabilities measured at fair value;
➢	The valuation techniques and inputs used;
➢	The transfers between Levels 1, 2, and 3; and
➢	The activity in Level 3 fair value measurements.

Certain new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 31, 2009.  Disclosures about purchases, sales, issuances and settlements in the roll-forward of activities in Level 3 are effective for fiscal years beginning after December 15, 2010.  The Company adopted ASU 2010-06 on January 1, 2010.  The enhanced disclosures required by ASU 2010-06 for the periods beginning after December 31, 2009 are included in Note 5 of the Company’s consolidated financial statements.

On January 1, 2010, the Company adopted the provisions of FASB ASC Topic 860, “Transfers and Servicing,” which were issued in June 2009.  These provisions amend and expand disclosures about the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement in transferred financial assets.  FASB ASC Topic 860 amends previously issued derecognition accounting and disclosure guidance and eliminates the exemption from consolidation for qualifying special purpose entities (“QSPEs”); it also requires a transferor to evaluate all existing QSPEs to determine whether they must be consolidated in accordance with the provisions of FASB ASC Topic 860.  This guidance is effective for financial asset transfers occurring in fiscal years and interim periods beginning after November 15, 2009.  The adoption did not have a material impact on the Company’s consolidated financial statements.

On January 1, 2010, the Company adopted the provisions of FASB ASC Topic 810 which were issued in June 2009.  This guidance amends previously issued consolidation guidance which affects all entities currently within the scope of FASB ASC Topic 810, including QSPEs, as the concept of these entities was eliminated by FASB ASC Topic 860.  This guidance is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009.  The adoption did not have a material impact on the Company’s consolidated financial statements.

In August 2009, the FASB issued No. 2009-05, “Fair Value Measurements and Disclosures (Topic 820) – Measuring Liabilities at Fair Value.”  This update amends FASB ASC Topic 820 and provides clarification regarding the valuation techniques required to be used to measure the fair value of liabilities where quoted prices in active markets for identical liabilities are not available.  In addition, this update clarifies that when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of the liability.  The guidance provided in ASU No. 2009-05 is effective for the first reporting period, including interim periods, beginning after issuance.  The Company adopted this guidance on October 1, 2009.  The adoption of this guidance did not have a material impact on the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (Continued)

In June 2009, the FASB issued FASB ASC Topic 105, “Generally Accepted Accounting Principles.”  This guidance establishes the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP.  FASB ASC Topic 105 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  The Company adopted FASB ASC Topic 105 on September 30, 2009.

The Company adopted the provisions of FASB ASC Topic 855, “Subsequent Events,” which were issued in May 2009.  This topic requires evaluation of subsequent events through the date that the financial statements are issued or are available to be issued.  FASB ASC Topic 855 sets forth the period under which the reporting entity should evaluate the subsequent events to be recognized or disclosed, the circumstances under which the reporting entity should recognize the events or transactions that occur after the balance sheet date, and the disclosures that the reporting entity should make about the subsequent events.

The Company adopted the provisions of FASB ASC Topic 820, which were issued in April 2009.  This issuance provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased in relation to normal market activity for the asset or liability, as well as guidance on identifying circumstances that indicate a transaction is not orderly.  FASB ASC Topic 820 also requires annual and interim disclosure of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any during the period, and definitions of each major category for equity and debt securities, as described in FASB ASC Topic 320.  The Company adopted the above-noted aspects of FASB ASC Topic 820 on April 1, 2009; such adoption did not have a material impact on the Company’s consolidated financial statements.

The Company adopted the provisions of FASB ASC Topic 320, which were issued in April 2009.  This guidance amends the guidance for OTTI of debt securities and changes the presentation of OTTI in the financial statements.   If the Company intends to sell, or if it is more likely than not that it will be required to sell, an impaired security prior to recovery of its cost basis, the security is to be considered other-than-temporarily impaired and the full amount of impairment must be charged to earnings.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories, the portion of loss which is considered credit loss (“credit loss”) and the portion of loss which is due to other factors (“non-credit loss”).  The credit loss portion is charged to earnings, while the non-credit loss is charged to other comprehensive income.  When an unrealized loss on a fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income and not in earnings.  This guidance also expands and increases the frequency of existing disclosures about OTTI of debt and equity securities.  The Company adopted the above-noted aspects of FASB ASC Topic 320 on April 1, 2009.  Upon adoption, a cumulative effect adjustment, net of taxes, of $9.1 million was recorded to decrease accumulated other comprehensive income with a corresponding increase to retained earnings (accumulated deficit) for the non-credit component of previously impaired securities that the Company neither intends to sell, nor is it more likely than not that the Company will be required to sell, before recovery of amortized cost.  The enhanced disclosures required by FASB ASC Topic 320 are included in Note 4 of the Company’s consolidated financial statements.

The Company adopted the provisions of FASB ASC Topic 825 which were originally issued in April 2009.  The guidance requires disclosures about the fair value of financial instruments for interim reporting periods of publicly traded companies, as well as in annual financial statements, effective for interim reporting periods ending after June 15, 2009.  The adoption of the above-noted aspects of FASB ASC Topic 825 in the quarter ended June 30, 2009 did not have an impact on the Company’s consolidated financial position or results of operations.  The required disclosures are included in Note 5 of the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

The Company adopted the provisions of FASB ASC Topic 815, “Derivatives and Hedging,” which were issued in March 2008.  This guidance amends and expands disclosures about an entity’s derivative and hedging activities with the intent to provide users of financial statements with an enhanced understanding of (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.  These aspects of FASB ASC Topic 815 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early adoption encouraged.  The Company adopted this guidance on January 1, 2009.  The required disclosures are included in Note 4 of the Company’s consolidated financial statements.

The Company adopted the provisions of FASB ASC Topic 805, “Business Combinations,” which were issued in December 2007.  This guidance establishes the principles and requirements for how the acquirer in a business combination (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is useful to users of financial statements in evaluating the nature and financial effects of the business combination.  Some of the significant requirements in the accounting guidance on business combinations made by FASB ASC Topic 805 include the following:

➢	Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquired entity shall be measured at their acquisition-date fair values;

➢           Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred;

➢
Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquired entity, over the fair values of the acquired identifiable net assets;

➢
Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability; and

➢           Contingent consideration shall be recognized at the acquisition date.

FASB ASC Topic 805 is effective for, and shall be applied prospectively to, business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited.  Assets and liabilities that arose from business combinations with acquisition dates prior to the effective date of this guidance shall not be adjusted upon adoption of these elements of FASB ASC Topic 805, with certain exceptions for acquired deferred tax assets and acquired income tax positions.  The Company adopted the above-noted aspects of FASB ASC Topic 805 on January 1, 2009 and will apply this guidance to future business combinations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted

In January 2011, the FASB issued ASU 2011-01, “Receivables (Topic 310): Deferral of the Effective Date of Disclosures about Troubled Debt Restructurings in Update No. 2010-20,” which delays the effective date for the disclosure requirements for public entities related to troubled debt restructurings.  ASU 2011-01 applies to all public-entity creditors that modify financing receivables within the guidance given about troubled debt restructurings in ASU 2010-20. The delay is intended to allow the FASB time to complete its deliberations on the definition of a trouble debt restructuring.  Currently, it is anticipated that the new disclosure requirements for public entities regarding trouble debt restructurings as described in ASU 2010-20 will be effective for interim and annual periods ending after June 15, 2011.

In December 2010, the FASB issued ASU 2010-28 “Intangibles – Goodwill and Other (Topic 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts – a Consensus of the FASB Emerging Issues Task Force.”  The amendments of ASU 2010-28 require reporting units with zero or negative carrying amounts to perform Step 2 of goodwill impairment test if it is more likely than not that a goodwill impairment exists and to consider adverse qualitative factors when performing the impairment test.  The amendments in ASU 2010-28 are effective for interim periods and fiscal years beginning after December 15, 2010.  Early adoption is not permitted.  The Company adopted ASU 2010-28 on January 1, 2011 and does not expect the adoption to have significant impact on the Company’s consolidated financial statements.

In December 2010, the FASB issued ASU 2010-29 “Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations – a Consensus of the FASB Emerging Issues Task Force.”  The amendments of ASU 2010-29 provide guidance to clarify the acquisition date that should be used for reporting the pro forma financial information disclosures when comparative financial statements are presented.  ASU 2010-29 requires a public entity that presents comparative financial statements to disclose revenue and earnings of the combined entity as if the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period.  The amendments also require the supplemental pro forma disclosure to include a description of the nature and amount of material, nonrecurring pro forma adjustments that are directly related to the business combination.  The amendments in ASU 2010-29 are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010.  The Company adopted ASU 2010-29 on January 1, 2011 and will apply this guidance to future business combinations.

In October 2010, the FASB issued ASU 2010-26 “Financial Services – Insurance (Topic 944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts – a Consensus of the FASB Emerging Issues Task Force,” which amends FASB ASC Topic 944 to modify the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts.  The amendments specify that only incremental costs of successful contract acquisition that result directly from and are essential to the contract transactions can be capitalized as deferred acquisition costs.  The incremental direct costs are those costs that would not have been incurred by the insurance entity if the contract transactions did not occur.  The amendments in ASU 2010-26 are effective for interim periods and fiscal years beginning after December 15, 2011.  The Company will adopt ASU 2010-20 on January 1, 2012 and is assessing the impact of this adoption.

In April 2010, the FASB issued ASU 2010-15, “Financial Services – Insurance (Topic 944): How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments – a Consensus of the FASB Emerging Issues Task Force,” to provide guidance regarding accounting for investment funds determined to be VIE. Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its controlling interest in a VIE, unless the separate account contract holder is a related party. The guidance is effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years, beginning after December 15, 2010.  The Company adopted ASU 2010-15 on January 1, 2011 and does not expect the adoption to have a significant impact to the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

On December 31, 2009, the Company paid a dividend of all of Sun Life Vermont’s issued and outstanding common stock, and net assets totaling $94.9 million to the Parent.  As a result of this transaction, Sun Life Vermont is no longer the Company’s wholly-owned subsidiary and was not included in the Company’s consolidated balance sheet at December 31, 2009.  Sun Life Vermont’s assets and liabilities were as follows at December 31:

2009
Assets:
Total investments and cash	$1,602,733
Deferred policy acquisition costs	139,702
Reinsurance receivable	902,957
Other assets	12,698
Total assets	$2,658,090

Liabilities:
Contractholder deposit funds and other policy liabilities	$787,610
Future contract and policy benefits	87,830
Debt payable to affiliates	1,315,000
Net deferred tax liability	171,413
Derivative instruments - payable	19,617
Other liabilities	181,750

Total liabilities	$2,563,220

The following table represents a summary of the results of operations for Sun Life Vermont which are included in discontinued operations for the years ended December 31:

	2009	2008

Total revenues	$191,965	$29,031
Total benefits and expenses	46,304	181,407
Income (loss) before income tax expense (benefit)	145,661	(152,376)
Income tax expense (benefit)	40,690	(43,040)

Net income (loss)	$104,971	$(109,336)

The Company transferred all of Sun Life Vermont’s assets and liabilities at their carrying value to the Parent and therefore no gain or loss resulted from this dividend.  Sun Life Vermont was previously reported as component of the Individual Protection segment.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

The Company has significant transactions with affiliates.  Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties.  Below is a summary of transactions with           non-consolidated affiliates which are not included in these consolidated financial statements.

Reinsurance Related Transactions

As more fully described in Note 8 to the Company’s consolidated financial statements, the Company and its subsidiary, SLNY, are party to several reinsurance transactions with Sun Life Assurance Company of Canada (“SLOC”) and other affiliates.  Reinsurance premiums with related parties are based on market rates.

On February 11, 2009, the Company received regulatory approval and entered into a reinsurance agreement with Sun Life Reinsurance (Barbados) No. 3 Corp (“BarbCo 3”) an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life, and private placement variable universal life policies on a combination coinsurance, coinsurance with funds-withheld, and a modified coinsurance basis.  The reinsurance agreement covered in-force policies on the effective date and new sales through December 31, 2009.  Effective January 1, 2010, the Company and BarbCo 3 amended the reinsurance agreement.  Refer to Note 8 for additional information regarding the amendment and the impact of this agreement on the Company’s consolidated financial statements.

Capital Transactions

During the years ended December 31, 2010 and 2009, the Company received capital contributions totaling $400.0 million and $748.7 million, respectively, from the Parent.  The cash contributions were recorded as additional paid-in capital and were made to ensure that the Company continues to exceed certain capital requirements prescribed by the National Association of Insurance Comissioners (“NAIC”).  The NAIC has established regulations that provide minimum capitalization requirements based on risk-based capital formulas for life insurance companies.  The risk-based capital formulas for life insurance companies establishes capital requirements relating to insurance, business, asset and interest rate risks, including equity, interest rate and expense recovery risks associated with variable annuities that contain death benefits or certain living benefits.

Effective December 31, 2009, the Company distributed all of Sun Life Vermont’s issued and outstanding common stock and net assets totaling $94.9 million in the form of a dividend to the Parent.  The Company did not declare or pay cash dividends to the Parent in 2010, 2009 or 2008.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Debt Transactions

On November 8, 2007, a long-term financing arrangement was established with a financial institution (the “Lender”) that enables Sun Life Vermont, a subsidiary of the Company prior to December 31, 2009, to fund a portion of its obligations under the reinsurance agreement with SLOC.  Under this arrangement, at inception of the agreement, Sun Life Vermont issued an initial floating rate surplus note of $1 billion (the “Surplus Note”) to a special-purpose entity, Structured Asset Repackage Company, 2007- SUNAXXX LLC (“SUNAXXX”), affiliated with the Lender.  Pursuant to this arrangement, Sun Life Vermont exercised its option to issue additional Surplus Notes of $200 million and $115 million in 2009 and 2008, respectively, to SUNAXXX.  At December 31, 2009 and 2008, the value of the Surplus Note was $1.3 billion and $1.1 billion, respectively.  As a result of the dividend of Sun Life Vermont, the $1.3 billion affiliated debt was not included in the Company’s consolidated balance sheets as of December 31, 2009.  Pursuant to an agreement between the Lender and the Company’s indirect parent, Sun Life Assurance Company of Canada – U.S. Operations Holdings, Inc. (“SLC - U.S. Ops Holdings”), U.S. Ops Holdings bears the ultimate obligation to repay the Lender and, as such, consolidates SUNAXXX in accordance with FASB ASC Topic 810.  Sun Life Vermont agreed to reimburse U.S. Ops Holdings for certain costs incurred in connection with the issuance of the Surplus Note.  Sun Life Vermont incurred interest expense of $21.7 million and $46.5 million for the years ended December 31, 2009 and 2008, respectively, which is included in the Company’s consolidated statements of operations as a component of income (loss) from discontinued operations, net of tax.

In 2002, the Company issued two promissory notes with a combined total of $460 million to Sun Life (Hungary) Group Financing Limited Company (“Sun Life (Hungary) LLC”), an affiliate.  The proceeds of the notes were used to purchase fixed rate government and corporate bonds.  On May 24, 2007, the Company redeemed one of the notes with a principal balance of $380 million and paid $388.7 million to Sun Life (Hungary) LLC, including $8.7 million in accrued interest.  On December 29, 2008, the Company redeemed $62.0 million of the $80 million remaining note and paid $64.3 million, including $2.3 million in accrued interest, to Sun Life (Hungary) LLC.  At December 31, 2010 and 2009, the Company had $18 million in promissory notes issued to Sun Life (Hungary) LLC.  The Company pays interest semi-annually to Sun Life (Hungary) LLC.  Related to these promissory notes, the Company incurred interest expense of $1.0 million, $1.0 million and $4.5 million for the years ended December 31, 2010, 2009 and 2008, respectively.

On July 17, 2008, the Company issued a $60 million promissory note to Sun Life (Hungary) LLC with a maturity date of September 27, 2011.  The Company paid interest quarterly to Sun Life (Hungary) LLC.  Total interest incurred was $1.3 million for the year ended December 31, 2008.  The Company used the proceeds of the note for general corporate purposes.  On December 29, 2008, the Company redeemed the note and paid $60.8 million to Sun Life (Hungary) LLC, including $0.8 million in accrued interest.

At December 31, 2010 and 2009, the Company had $565 million of surplus notes payable to Sun Life Financial (U.S.) Finance, Inc., an affiliate.  The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2010, 2009 and 2008.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Institutional Investments Contracts

On September 12, 2006, the Company issued two floating rate funding agreements totaling $900 million to Sun Life Financial Global Funding III, L.L.C. (“LLC III”), an affiliate, due 2013.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $5.8 million to LLC III.  Total interest credited for these funding agreements was $6.2 million, $11.2 million, and $36.5 million for the years ended December 31, 2010, 2009 and 2008, respectively.  On September 19, 2006, the Company also issued a $100 million floating rate demand note payable to LLC III.  For interest on this demand note, the Company expensed $0.7 million, $1.3 million, and $4.0 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has entered into an interest rate swap agreement with LLC III with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

On May 17, 2006, the Company issued a floating rate funding agreement of $900 million to Sun Life Financial Global Funding II, L.L.C. (“LLC II”), an affiliate, due 2011.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $7.5 million to LLC II.  Total interest credited for these funding agreements was $5.4 million, $10.5 million, and $35.7 million for the years ended December 31, 2010, 2009 and 2008, respectively.  On May 24, 2006, the Company also issued a $100 million floating rate demand note payable to LLC II.  For interest on this demand note, the Company expensed $0.6 million, $1.2 million, and $4.0 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has entered into an interest rate swap agreement with LLC II with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

On June 3, 2005 and June 29, 2005, the Company issued two floating rate funding agreements totaling $900 million to Sun Life Financial Global Funding, L.L.C. (“LLC”), an affiliate, due 2010.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $10 million to LLC.  On July 1 and July 8, 2010, the Company paid $900.0 million and $10.0 million, respectively, to the LLC due to the maturity of these funding agreements.  Total interest credited for these funding agreements was $2.9 million, $11.3 million and $36.6 million for the years ended December 31, 2010, 2009 and 2008, respectively.  On June 10, 2005, the Company also issued a $100.0 million floating rate demand note payable to the LLC which matured on July 6, 2010.  On August 6, 2010, the Company paid $100.1 million to LLC, including $140 thousand in interest due to the maturity of the floating rate demand note.  For interest on this demand note, the Company expensed $0.5 million, $1.3 million and $4.0 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company had an interest rate swap agreement with LLC with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.  This agreement expired in July 2010 due to the maturity of the floating rate funding agreements with the LLC.

The account values related to these funding agreements issued to LLC III, LLC II and LLC are reported in the Company’s balance sheets as a component of contractholder deposits funds and other policy liabilities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The following table lists the details of notes due to affiliates at December 31, 2010:

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	18,000	1,028
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/06/2011	100,000	611
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/06/2013	100,000	703
				$ 783,000	$ 44,925

The following table lists the details of notes due to affiliates at December 31, 2009:

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	18,000	1,028
Sun Life Financial Global Funding, L.L.C.	Demand	LIBOR + 0.35%	07/06/2010	100,000	1,257
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/06/2011	100,000	1,166
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/06/2013	100,000	1,257
				$ 883,000	$ 47,921

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative Service Agreements, Rent and Other

Effective December 31, 2009, the Company transferred all of its employees to Sun Life Services with the exception of 28 employees who were transferred to Sun Life Financial Distributors, Inc. (“SLFD”), another affiliate.  Neither Sun Life Services nor SLFD are included in the accompanying consolidated financial statements.  Concurrent with this transaction, Sun Life Services assumed the sponsorship of the Company’s retirement plans, as discussed in Note 9 to the Company’s consolidated financial statements.  As a result of this transaction, the Company transferred to Sun Life Services the assets and liabilities, and associated deferred tax asset, summarized in the following table:

Assets:
Cash	$32,298
Property and equipment	9,545
Software and other	58,877
Deferred tax asset	25,543
Total assets	$126,263

Liabilities:
Pension liabilities	$109,512
Long term incentives	16,923
Other liabilities	48,733
Total liabilities	$175,168

In accordance with FASB ASC Topic 845, “Nonmonetary Transactions,” all assets and liabilities were transferred at book value and no gain or loss was recognized in the Company’s consolidated statement of operations.  The difference between the book value of the transferred assets and liabilities of $48.9 million, net of tax, was recorded by the Company as other comprehensive income and paid-in-capital.  Prior to the transfer, this difference between the book value of the transferred assets and liabilities was recorded in the Company’s consolidated balance sheet as a component of accumulated other comprehensive income.

Pursuant to an administrative services agreement between the Company and Sun Life Services which was effective December 31, 2009, Sun Life Services provides human resources services (e.g., recruiting and maintaining appropriately trained and qualified personnel and equipment necessary for the performance of actuarial, financial, legal, administrative and other operational support functions) to the Company.  The Company reimburses Sun Life Services for the cost of such services, plus, with respect to certain of those services, pays an arms-length based profit margin to be agreed upon by the parties.  Total payments under this agreement were $117.6 million for the year ended December 31, 2010.

As described in Note 9, the Company participates in a pension plan and other retirement plans sponsored by Sun Life Services.

The transfer of fixed assets from the Company to Sun Life Services discussed above, along with the administrative services agreement, resulted in a sale-leaseback transaction.  The Company recorded a deposit liability for $17.1 million which represents the cost of certain of the assets transferred.  The Company will amortize the liability over the remaining useful life of the assets that were sold, which was estimated to be seven years.  As of December 31, 2010, the remaining deposit liability was $14.3 million.

Effective December 31, 2009, Sun Life Services and SLOC entered into an administrative services agreement under which Sun Life Services provides to SLOC, as requested, personnel and certain services.  Prior to December 31, 2009, the Company had an administrative services agreement with SLOC under which the Company provided personnel and certain services to SLOC, as requested.  Pursuant to the agreement with SLOC, the Company recorded reimbursements of $336.0 million and $316.7 million for the years ended December 31, 2009 and 2008, respectively, as a reduction to other operating expenses.  Effective December 31, 2009, the Company no longer provides personnel services to SLOC and SLOC no longer reimburses the Company for such services.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative Service Agreements, Rent and Other (continued)

The Company has administrative services agreements with SLOC under which SLOC provides, as requested, certain services and facilities on a cost-reimbursement basis.  Pursuant to the agreements with SLOC, the Company recorded expenses of $13.0 million, $8.9 million and $9.9 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has an administrative services agreement with Sun Life Information Services Canada, Inc. (“SLISC”), under which SLISC provides administrative and support services to the Company in connection with the Company’s insurance and annuity businesses.  Expenses under this agreement amounted to approximately $18.0 million, $15.5 million and $17.6 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has a service agreement with Sun Life Information Services Ireland Limited (“SLISIL”), under which SLISIL provides various insurance related and information systems services to the Company.  Expenses under this agreement amounted to approximately $23.5 million, $24.2 million and $24.3 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has an administrative services agreement with SLC – U.S. Ops Holdings, under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company (“MFS”), serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable annuity contracts issued by the Company.  Amounts received under this agreement were approximately $13.0 million, $8.9 million and $17.2 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has an administrative services agreement with Sun Capital Advisers LLC (“SCA”), a registered investment adviser, under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable contracts issued by the Company.  Amounts received under this agreement amounted to approximately $13.0 million, $4.3 million and $2.1 million for the years ended December 31, 2010, 2009 and 2008, respectively. The Company paid $21.4 million, $18.2 million and $18.6 million for the years ended December 31, 2010, 2009 and 2008, respectively, in investment management services fees to SCA.

During the years ended December 31, 2010, 2009 and 2008, the Company paid $41.4 million, $45.4 million and $23.7 million, respectively, in distribution fees to SLFD.

The Company leases office space to SLOC under lease agreements with terms expiring on December 31, 2014 and options to extend the terms for each of twelve successive five-year terms at fair market rental value, not to exceed 125% of the fixed rent for the term which is then ending.  Rent received by the Company under the leases amounted to approximately $12.1 million, $10.1 million, and $10.6 million for the years ended December 31, 2010, 2009 and 2008, respectively.  Rental income is reported as a component of net investment income.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative service agreements, rent and other (continued)

During the year ended December 31, 2009, the Company sold certain limited partnership investments to SLOC with a book value of $16.9 million and a fair market value of $22.4 million.  The Company recorded a pre-tax gain on the sales of $5.5 million for the year ended December 31, 2009.  During the year ended December 31, 2008, the Company sold certain limited partnership investments to SLOC with a book value and fair market value of $87.2 million.

During the year ended December 31, 2009, the Company purchased $395.7 million of available-for-sale fixed-rate bonds from Sun Life Investments LLC at fair value.  The Company paid cash for the bonds.

During the year ended December 31, 2010, the Company sold mortgage loans to SLOC with a book value of $85.6 million and a fair market value of $93.4 million and recognized a pre-tax gain of $7.8 million as a result. During the year ended December 31, 2010, the Company also purchased $52.2 million of mortgage loans from SLOC at fair value.  During the year ended December 31, 2008, the Company sold mortgages to SLOC with a book value and a fair market value of $150.2 million.  The Company did not purchase or sell any mortgage loan from SLOC during the year ended December 31, 2009.

In 2004, employees of the Company became participants in a restricted share unit (“RSU”) plan with the Company’s indirect parent, SLF.  Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant.  RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock.  The redemption value, upon vesting, is the fair market value of an equal number of common shares of SLF stock.  The Company incurred expenses of $9.6 million, $7.9 million and $5.9 million relating to RSUs for the years ended December 31, 2010, 2009 and 2008, respectively.

SLNY has a series of agreements with SLHIC, through which substantially all of the New York issued business of SLHIC was transferred to SLNY.  As part of these agreements, SLNY received certain intangible assets totaling $31.3 million.  These assets included the value of distribution acquired, VOBA, and VOCRA.  The value of distribution acquired of $7.5 million is being amortized on a straight-line basis over its projected economic life of 25 years.  The amortization expense for the value of distribution acquired was $0.3 million for each of the years ended December 31, 2010, 2009 and 2008.

VOBA of $7.6 million is subject to amortization based upon expected premium income over the period from acquisition to the first customer renewal, generally not more than two years.  VOBA was fully amortized as of December 31, 2009.  VOCRA of $16.2 million is subject to amortization based upon expected premium income over the projected life of the in-force business acquired, which is 20 years.  The Company recorded amortization for VOBA and VOCRA for the years ended December 31 as follows:

	2010	2009	2008

VOBA	$-	$913	$782
VOCRA	$1,327	$4,063	$4,627

At December 31, 2009, the Company determined that the VOCRA asset was impaired and recorded an impairment charge of $2.6 million included in VOCRA amortization expense.  The impairment charge was allocated to the Group Protection segment.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS

FIXED MATURITY SECURITIES

The amortized cost and fair value of fixed maturity securities held at December 31, 2010, were as follows:

Available-for-sale fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Temporary Losses	OTTI Losses(1)	Fair Value
Non-corporate securities:
Asset-backed securities	$ 694	$ 27	$ (6)	$ -	$ 715
Residential mortgage-backed securities	32,263	2,351	-	-	34,614
Commercial mortgage-backed securities	15,952	522	(1,424)	-	15,050
Foreign government & agency securities	506	57	-	-	563
U.S. states and political subdivision securities	217	-	(3)	-	214
U.S. treasury and agency securities	371,704	4,500	(971)	-	375,233
Total non-corporate securities	421,336	7,457	(2,404)	-	426,389

Corporate securities	1,001,615	82,490	(2,267)	(12,304)	1,069,534

Total available-for-sale fixed maturity securities	$ 1,422,951	$ 89,947	$ (4,671)	$ (12,304)	$ 1,495,923

Trading fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Non-corporate securities:
Asset-backed securities	$ 544,106	$ 10,104	$ (142,230)	$ 411,980
Residential mortgage-backed securities	1,184,184	17,259	(278,650)	922,793
Commercial mortgage-backed securities	917,650	42,368	(140,823)	819,195
Foreign government & agency securities	122,537	8,239	-	130,776
U.S. states and political subdivision securities	605	8	-	613
U.S. treasury and agency securities	745,460	3,037	(878)	747,619
Total non-corporate securities	3,514,542	81,015	(562,581)	3,032,976

Corporate securities	8,195,874	368,893	(130,625)	8,434,142

Total trading fixed maturity securities	$ 11,710,416	$ 449,908	$ (693,206)	$ 11,467,118

(1)	Represents the pre-tax non-credit OTTI loss recorded as a component of accumulated other comprehensive income (“AOCI”) for assets still held at the reporting date.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

The amortized cost and fair value of fixed maturity securities held at December 31, 2009, were as follows:

Available-for-sale fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Temporary Losses	OTTI Losses(1)	Fair Value
Non-corporate securities:
Asset-backed securities	$ 966	$ 42	$ (19)	$ -	$ 989
Residential mortgage-backed securities	45,531	2,170	-	-	47,701
Commercial mortgage-backed securities	18,566	114	(2,600)	-	16,080
Foreign government & agency securities	728	39	(7)	-	760
U.S. treasury and agency securities	38,063	1,156	(88)	-	39,131
Total non-corporate securities	103,854	3,521	(2,714)	-	104,661

Corporate securities	1,017,570	86,026	(18,993)	(13,748)	1,070,855

Total available-for-sale fixed maturity securities	$ 1,121,424	$ 89,547	$ (21,707)	$ (13,748)	$ 1,175,516

Trading fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Non-corporate securities:
Asset-backed securities	$ 658,864	$ 6,766	$ (198,367)	$ 467,263
Collateralized mortgage obligations	-	-	-	-
Residential mortgage-backed securities	1,437,147	13,051	(409,307)	1,040,891
Commercial mortgage-backed securities	972,971	23,199	(357,241)	638,929
Foreign government & agency securities	76,971	6,277	-	83,248
U.S. treasury and agency securities	525,758	14,122	(2,350)	537,530
Total non-corporate securities	3,671,711	63,415	(967,265)	2,767,861

Corporate securities	8,371,250	300,777	(309,366)	8,362,661

Total trading fixed maturity securities	$ 12,042,961	$ 364,192	$ (1,276,631)	$ 11,130,522

(1) Represents the pre-tax non-credit OTTI loss recorded as a component of AOCI for assets still held at the reporting date.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity securities held at December 31, 2010 are shown below.  Actual maturities may differ from contractual maturities on structured securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$ 30,952	$ 31,587
Due after one year through five years	659,829	708,996
Due after five years through ten years	100,916	108,069
Due after ten years	582,345	596,892
Subtotal – Maturities of available-for-sale fixed securities	1,374,042	1,445,544
ABS, RMBS and CMBS securities (1)	48,909	50,379
Total available-for-sale fixed securities	$ 1,422,951	$ 1,495,923

Maturities of trading fixed securities:
Due in one year or less	$ 1,261,177	$ 1,264,869
Due after one year through five years	4,388,274	4,566,185
Due after five years through ten years	1,907,089	2,003,614
Due after ten years	1,507,936	1,478,482
Subtotal – Maturities of trading fixed securities	9,064,476	9,313,150
ABS, RMBS and CMBS securities (1)	2,645,940	2,153,968
Total trading fixed securities	$ 11,710,416	$ 11,467,118

(1)	ABS, RMBS and CMBS securities are shown separately in the table as they are not due at a single maturity.

Gross gains of $172.6 million, $50.0 million and $14.0 million and gross losses of $40.9 million, $57.5 million and $161.2 million were realized on the sale of fixed maturity securities for the years ended December 31, 2010, 2009 and 2008, respectively.

Fixed maturity securities with an amortized cost of approximately $12.3 million and $12.4 million at December 31, 2010 and 2009, respectively, were on deposit with federal and state governmental authorities, as required by law.

As of December 31, 2010 and 2009, 92.4% and 91.1%, respectively, of the Company's fixed maturity securities were investment grade.  Investment grade securities are those that are rated "BBB" or better by nationally recognized statistical rating organizations.  Securities that are not rated by a nationally recognized statistical rating organization are assigned ratings based on the Company's internally prepared credit evaluations.  During 2010, 2009 and 2008, the Company incurred realized losses totaling $0.9 million, $4.8 million and $41.9 million, respectively, for other-than-temporary impairment of value on its available-for-sale fixed maturity securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

Unrealized Losses

The following table shows the fair value and gross unrealized losses, which includes temporary unrealized losses and the portion of non-credit OTTI losses recognized in AOCI, of the Company’s available-for-sale fixed maturity investments, aggregated by investment category and length of time that the individual securities had been in an unrealized loss position at December 31, 2010.

	Less Than Twelve Months		Twelve Months Or More		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

Non-corporate securities:
Asset-backed securities	$ -	$ -	$ 11	$ (6)	$ 11	$ (6)
Residential mortgage-backed securities	26	-	-	-	26	-
Commercial mortgage-backed securities	-	-	2,534	(1,424)	2,534	(1,424)
Foreign government & agency securities	-	-	-	-	-	-
U.S. States and political subdivision securities	214	(3)	-	-	214	(3)
U.S. treasury and agency securities	23,636	(971)	-	-	23,636	(971)
Total non-corporate securities	23,876	(974)	2,545	(1,430)	26,421	(2,404)

Corporate securities	187,916	(5,211)	91,154	(9,360)	279,070	(14,571)

Total	$ 211,792	$ (6,185)	$ 93,699	$ (10,790)	$ 305,491	$ (16,975)

The following table shows the fair value and gross unrealized losses, which includes temporary unrealized losses and the portion of non-credit OTTI losses recognized in AOCI, of the Company’s available-for-sale fixed maturity investments, aggregated by investment category and length of time that the individual securities had been in an unrealized loss position at December 31, 2009.

	Less Than Twelve Months		Twelve Months Or More		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

Non-corporate securities:
Asset-backed securities	$ -	$ -	$ 37	$ (19)	$ 37	$ (19)
Commercial mortgage-backed securities	499	(1)	6,597	(2,599)	7,096	(2,600)
Foreign government & agency securities	-	-	212	(7)	212	(7)
U.S. treasury and agency securities	16,942	(88)	-	-	16,942	(88)
Total non-corporate securities	17,441	(89)	6,846	(2,625)	24,287	(2,714)

Corporate securities	83,967	(6,208)	183,430	(26,533)	267,397	(32,741)

Total	$ 101,408	$ (6,297)	$ 190,276	$ (29,158)	$ 291,684	$ (35,455)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

UNREALIZED LOSSES (CONTINUED)

The following table provides the number of securities of the Company’s available-for-sale fixed maturity securities with gross unrealized losses and a portion of non-credit OTTI losses recognized in AOCI aggregated by investment category, at December 31, 2010 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities

Non-corporate securities:
Asset-backed securities	-	1	1
Residential mortgage-backed securities	1	-	1
Commercial mortgage-backed securities	-	5	5
Foreign government & agency securities	-	-	-
U.S. States and political subdivision securities	1	-	1
U.S. treasury and agency securities	2	-	2
Total non-corporate securities	4	6	10

Corporate securities	72	35	107

Total	76	41	117

The following table provides the number of securities of the Company’s available-for-sale fixed maturity securities with gross unrealized losses and a portion of non-credit OTTI losses recognized in AOCI aggregated by investment category at December 31, 2009 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities

Non-corporate securities:
Asset-backed securities	-	1	1
Commercial mortgage-backed securities	1	8	9
Foreign government & agency securities	-	1	1
U.S. treasury and agency securities	2	-	2
Total non-corporate securities	3	10	13

Corporate securities	41	86	127

Total	44	96	140

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENT

Beginning on April 1, 2009, the Company presents and discloses OTTI in accordance with FASB ASC Topic 320.  Securities whose fair value is less than their carrying amount are considered to be impaired and are evaluated for potential OTTI.  If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired and the Company records a charge to earnings for the full amount of impairment based on the difference between the current carrying amount and fair value of the security.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories:  credit loss and non-credit loss.  The credit loss portion is charged to net realized investment gains (losses) in the consolidated statements of operations, while the non-credit loss is charged to other comprehensive income.  When an unrealized loss on an available-for-sale fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income and not in earnings.

To compute the credit loss component of OTTI for corporate bonds on the date of transition (April 1, 2009), both historical default (by rating) data, used as a proxy for the probability of default, and loss given default (by issuer) projections were applied to the par amount of the bond.  For corporate bonds post-transition, the present value of future cash flows using the book yield is used to determine the credit component of OTTI.  If the present value of the cash flow is less than the security’s amortized cost, the difference is recorded as a credit loss.  The difference between the estimates of the credit related loss and the overall OTTI is the non-credit-related component.

As a result of the adoption of FASB ASC Topic 320, a cumulative effect adjustment, net of tax, of $9.1 million was recorded to decrease accumulated other comprehensive income with a corresponding increase to retained earnings (accumulated deficit) for the non-credit loss component of previously impaired securities that the Company neither intends to sell, nor is it more likely than not that the Company will be required to sell, before recovery of amortized cost.

For those securities where the Company does not have the intent to sell and it is not more likely than not that the Company will be required to sell, the Company employs a portfolio monitoring process to identify securities that are other-than-temporarily impaired.  The Company utilizes a Credit Committee, comprised of investment and finance professionals, which meets at least quarterly to review individual issues or issuers that are of concern.  In determining whether a security is other-than-temporarily-impaired, the Credit Committee considers the factors described below.  The process involves a quarterly screening of all impaired securities.

Discrete credit events, such as a ratings downgrade, also are used to identify securities that may be other-than-temporarily impaired.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  In making these evaluations, the Credit Committee exercises considerable judgment.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.  No OTTI charge is recorded in the Company’s consolidated statements of operations for unrealized loss on securities related to these issuers.

“Watch List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.  No OTTI charge is recorded in the Company’s consolidated statements of operations for unrealized losses on securities related to these issuers.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENT (CONTINUED)

“Impaired List”- This list includes securities that the Company has the intent to sell or more likely than not will be required to sell.  In addition, it includes those securities that management has concluded that the Company’s amortized cost will not be recovered due to expected delays or shortfalls in contractually specified cash flows.  For these investments, an OTTI charge is recorded or the security is sold and a realized loss is recorded as a charge to income.  Credit OTTI losses are recorded in the Company’s consolidated statement of operations and non-credit OTTI losses are recorded in other comprehensive income.

Structured securities, those rated single A or below in particular, are subject to certain provisions in FASB ASC Topic 325, “Investments–Other.”  These provisions require the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that the fair value is less than the carrying amount and there has been an adverse change in the expected cash flows (as measured by comparing the original expected cash flows to the current expectation of cash flows, both discounted at the current effective rate), then an impairment charge is recorded to income.  Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.  Losses incurred on the respective portfolios are based on expected loss models, not incurred loss models.  Expected cash flows include assumptions about key systematic risks and loan-specific information.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for OTTI.

For securities that are assessed to have incurred a credit loss, the amount of credit loss is calculated based upon the cash flows that the Company expects to collect given an assessment of the relevant facts and circumstances for the issuer and specific bond issue.  Such factors include the financial condition, credit quality, and the near-term prospects of the issuer, as well as the issuer's relative liquidity, among other factors.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENT (CONTINUED)

The Company recorded credit OTTI losses in its consolidated statement of operations totaling $0.9 million and $4.8 million for the year ended December 31, 2010 and 2009, respectively on its available-for-sale fixed maturity securities.  The $0.9 million credit loss OTTI recorded during the year ended December 31, 2010 was concentrated in corporate debt of a foreign issuer.  This impairment was driven primarily by the adverse financial condition of the foreign issuer.  The $4.8 million credit loss OTTI recorded during the year ended December 31, 2009 was concentrated in corporate debt of financial institutions.  These impairments also were driven primarily by the adverse financial conditions of the issuers.

The following tables roll-forward the amount of credit losses recognized in earnings on debt securities, for which a portion of the OTTI also was recognized in other comprehensive income:

Year ended December 31, 2010

Beginning balance, at January 1, 2010	$9,148
Add: Credit losses remaining in accumulated deficit related to the adoption of FASB ASC Topic 320	-
Add: Credit losses on OTTI not previously recognized	885
Less: Credit losses on securities sold	(2,528)
Less: Credit losses on securities impaired due to intent to sell	-
Add: Credit losses on previously impaired securities	-
Less: Increases in cash flows expected on previously impaired securities	(1,658)
Ending balance, at December 31, 2010	$5,847

Nine-month Period Ended December 31, 2009

Beginning balance, at April 1, 2009, prior to the adoption of FASB ASC Topic 320	$-
Add: Credit losses remaining in accumulated deficit related to the adoption of FASB ASC Topic 320	27,805
Add: Credit losses on OTTI not previously recognized	4,834
Less: Credit losses on securities sold	(22,377)
Less: Credit losses on securities impaired due to intent to sell	-
Add: Credit losses on previously impaired securities	-
Less: Increases in cash flows expected on previously impaired securities	(1,114)
Ending balance, at December 31, 2009	$9,148

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE

The Company invests in commercial first mortgage loans and real estate throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

The carrying value of mortgage loans and real estate investments, net of applicable allowances and accumulated depreciation, was as follows:

	December 31,
	2010	2009

Total mortgage loans	$ 1,737,528	$ 1,911,961

Real estate:
Held for production of income	214,665	202,277
Total real estate	$ 214,665	$ 202,277

Total mortgage loans and real estate	$ 1,952,193	$ 2,114,238

Accumulated depreciation on real estate was $45.6 million and $40.6 million at December 31, 2010 and 2009, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent.  A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan.  The specific allowance for loan loss was $30.1 million and $17.3 million at December 31, 2010 and 2009, respectively.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  The general allowance for loan loss was $23.7 million and $25.5 million at December 31, 2010 and 2009, respectively.  While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Delinquency status is determined based upon the occurrence of a missed contract payment.  The following table set forth an age analysis of past due loans in the Company’s mortgage loan portfolio at December 31.

	Gross Carrying Value
	2010	2009

Past due:
Between 30 and 59 days	$ 16,607	$ 38,434
Between 60 and 89 days	12,333	8,704
90 days or more	19,310	4,300
Total past due	48,250	51,438
Current (1)	1,743,060	1,903,305
Balance, at December 31	$ 1,791,310	$ 1,954,743
Past due more than 90 days with total accrued interest	$ -	$ -

The Company’s allowance for mortgage loan losses at December 31 was as follow:

	Allowance for Loan Loss
	2010	2009

General allowance	$ 23,662	$ 25,500
Specific allowance	30,120	17,282
Total	$ 53,782	$ 42,782

(1)
Included in the $1,743.1 million and $1,903.3 million of the Company’s mortgage loans in current status at December 31, 2010 and 2009, are $165.6 million and $191.4 million, respectively, of mortgage loans that are impaired but not past due.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

The Company individually evaluates all its mortgage loans for impairment and records a specific provision for those deemed impaired.  The Company also collectively evaluates most of its mortgage loans (excluding those for which a specific allowance was recorded) for impairment.  At December 31, 2010, the Company individually and collectively evaluated loans with a gross carrying value of $1,791.3 million and $1,706.0 million, respectively.

The credit quality indicator for the Company’s mortgage loans is an internal risk rated measure based on the borrowers’ ability to pay and the value of the underlying collateral.  The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected.  The following table shows the gross carrying value of the Company’s mortgage loans disaggregated by credit quality indicator at December 31, 2010.

2010
Insured	$ -
High	394,288
Standard	544,243
Satisfactory	333,086
Low quality	519,693
Total	$ 1,791,310

The following table shows the gross carrying value of impaired mortgage loans and related allowances at December 31, 2010:

	With no allowance recorded	With an allowance recorded	Total
Gross carrying value	$ 119,323	$ 85,281	$ 204,604
Unpaid principal balance	120,417	88,625	209,042
Related allowance	-	30,120	30,120
Average recorded investment	113,701	86,575	200,276
Interest income recognized	$ 5,899	$ -	$ 5,899

Included in the $204.6 million and $215.9 million of impaired mortgage loans at December 31, 2010 and 2009, are $119.3 million and $134.9 million, respectively, of impaired loans that did not have an allowance for loan loss because the fair value of the collateral or the expected future cash flows exceed the carrying value of the loans.

The average investment in impaired mortgage loans before an allowance for loan loss, the related interest income and cash receipts for interest on impaired mortgage loans were as follows, for the years ended December 31:

	2010	2009	2008

Average investment	$200,276	$121,500	$11,963
Interest income	$5,899	$897	$-
Cash receipts on interest	$5,899	$897	$-

The gross carrying value of the Company’s mortgage loans on nonaccrual status was $114.7 million at December 31, 2010.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

The activity in the allowance for loan loss was as follows:

	2010	2009	2008

Balance at January 1	$42,782	$3,000	$3,288
Provisions for allowance	26,742	40,050	3,000
Charge-offs	(6,892)	-	-
Recoveries	(8,850)	(268)	(3,288)
Balance at December 31	$53,782	$42,782	$3,000

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2010	2009
Property Type:
Office building	$ 599,930	$ 638,603
Retail	748,345	808,125
Industrial/warehouse	242,413	241,627
Apartment	54,364	100,435
Other	360,923	368,230
Allowance for loan losses	(53,782)	(42,782)
Total	$ 1,952,193	$ 2,114,238

	2010	2009
Geographic region:
Arizona	$ 46,968	$ 53,470
California	85,853	114,196
Florida	200,056	217,614
Georgia	69,173	57,861
Maryland	44,923	46,412
Massachusetts	112,128	116,025
Missouri	52,218	58,523
New York	247,154	305,810
Ohio	125,454	135,088
Pennsylvania	98,251	110,758
Texas	303,336	325,234
Washington	65,708	52,353
Other (1)	554,753	563,676
Allowance for loan losses	(53,782)	(42,782)
Total	$ 1,952,193	$ 2,114,238

(1)	Includes the states in which the value of the Company’s mortgage loans and real estate investments was below $50 million at December 31, 2010 and 2009, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

At December 31, 2010, scheduled mortgage loan maturities were as follows:

2011	$ 110,273
2012	77,521
2013	135,745
2014	163,227
2015	183,253
Thereafter	1,091,171
General allowance	(23,662)
Total	$ 1,737,528

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made funding commitments of mortgage loans on real estate into the future.  The outstanding funding commitments for these mortgages amount to $0.6 million and $51.0 million at December 31, 2010 and 2009, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

LEVERAGED LEASES AND LIMITED PARTNERSHIPS

The Company was an owner participant in a trust that is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased through a VIE for a term of 9.78 years.  The master lessee had the option to purchase the equipment at the expiration of the lease term.  The Company's equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment.  The Company did not have the ability to direct the activities that most significantly impact the economic performance of the VIE nor the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE.  Therefore, the Company did not consolidate this trust in its consolidated financial statements.  The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and was non-recourse to the Company.  The leveraged lease investment was included as a part of other invested assets in the Company’s consolidated balance sheet at December 31, 2009.

On June 1, 2010, the master lessee elected to exercise a fixed price purchase option to purchase the equipment and the Company received $22.6 million in cash for its investment in the VIE and realized a $3.4 million gain in its consolidated statement of operations.

The Company had no leveraged lease investments at December 31, 2010.  The Company's net investment in the leveraged lease at December 31, 2009 was composed of the following elements:

Lease contract receivable	$ 1,247
Less: non-recourse debt	-
Net receivable	1,247
Estimated value of leased assets	20,795
Less: Unearned and deferred income	(731)
Investment in leveraged leases	21,311
Less: Fees	(12)
Net investment in leveraged leases	$ 21,299

The Company had outstanding commitments with respect to funding of limited partnerships of approximately $12.6 million and $12.8 million at December 31, 2010 and 2009, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, foreign currency exchange rates, equity market conditions, and to alter exposure arising from mismatches between assets and liabilities.  Derivative instruments are recorded in the consolidated balance sheets at fair value and are presented as assets or liabilities.

The Company does not employ hedge accounting.  The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of FASB ASC Topic 815, is not justified.  As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of net derivative income or loss.

Credit enhancement such as collateral is used to improve the credit risk of longer term derivative contracts.

It is common, and the Company’s preferred practice, for the parties to execute a Credit Support Annex (“CSA”) in conjunction with the International Swaps and Derivatives Association Master Agreement. Under a CSA, collateral is passed between the parties to mitigate the market contingent counterparty risk inherent in outstanding positions.

The primary types of derivatives held by the Company include swap agreements, swaptions, futures, call/put options and embedded derivatives, as described below.

Swap Agreements

As a component of its investment strategy, the Company utilizes swap agreements.  Swap agreements are agreements to exchange with a counterparty a series of cash flow payments at pre-determined intervals, based upon or calculated by reference to changes in specified interest rates (fixed or floating), foreign currency exchange rates, or prices on an underlying principal balance (notional).  Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party, except on certain foreign currency exchange swaps.  A single net payment is usually made by one counterparty at pre-determined dates.  The net payment is recorded as a component of net derivative (loss) income in the Company’s consolidated statement of operations.

Interest rate swaps are generally used to change the character of cash flows (e.g., fixed payments to floating rate payments) for duration matching purposes and to manage exposures to changes in the risk-free interest rate.

Foreign currency swaps are utilized as an economic hedge against changes in foreign currencies associated with certain non-U.S. dollar denominated cash flows.  From 2000 through 2002, and again in 2005, the Company marketed GICs to unrelated third parties.  Each GIC transaction is highly-individualized, but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps.  The combination of the currency swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

On September 6, 2006, the Company entered into an agreement with the CARS Trust whereby the Company is the sole beneficiary of the CARS Trust.  Please refer to Note 1 of the Company’s consolidated financial statements for additional information regarding the CARS Trust.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

Swaptions

The Company utilizes payer swaptions to hedge exposure to interest rate risk.  Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement.  A premium is paid on settlement date and no further cash transactions occur until the positions settle or expire.  At expiration, the swaption either cash settles for value, settles into an interest rate swap, or expires worthless per the terms of the original swaption agreement.

Futures

Futures contracts, both long and short, are entered into for purposes of hedging liabilities on fixed index and variable annuity products containing guaranteed minimum death benefit and living benefit features, with cash flows based on changes in equity indices.  Certain futures are also utilized to hedge interest rate risk associated with these products.  On the trade date, an initial cash margin is exchanged.  Daily cash is exchanged to settle the daily variation margin.

Call/Put Options

In addition to short futures, the Company also utilizes over-the-counter (“OTC”) put options on major indices to hedge against stock market exposure inherent in the guaranteed minimum death benefit and living benefit features of the Company's variable annuities.  Unlike futures, however, these options require initial cash outlays.  The Company also purchases OTC call options on major indices to economically hedge its obligations under certain fixed annuity contracts, as well as enhance income on the underlying assets.  On the trade date, an initial cash margin is exchanged for listed options.  Daily cash is exchanged to settle the daily variation margin.

Foreign Currency Contracts

A foreign currency contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement at a specified future date.  Foreign currency contracts are utilized as an economic hedge against changes in foreign currencies associated with certain non-U.S. dollar denominated cash flows.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

Embedded Derivatives

The Company performs a quarterly analysis of its new contracts, agreements and financial instruments for embedded derivatives.  No embedded derivatives required bifurcation from financial assets.  However, the Company issues certain annuity contracts and enters into reinsurance agreements that contain derivatives embedded in the contract.  Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract or reinsurance agreement) and is carried at fair value.  Please refer to Note 8 of the Company’s consolidated financial statements for further information regarding derivatives embedded in reinsurance contracts; refer to Note 12 for further information regarding derivatives embedded in annuity contracts.

The following is a summary of the Company’s derivative positions at:

	December 31, 2010		December 31, 2009
	Number of Contracts	Principal Notional	Number of Contracts	Principal Notional

Interest rate swaps	70	$ 5,443,500	102	$ 8,883,000
Currency swaps	7	349,460	10	351,740
Credit default swaps	1	37,400	1	55,000
Equity swaps	-	-	2	4,908
Currency forwards	36	44,149	-	-
Swaptions	1	350,000	5	1,150,000
Futures (1)	(25,699)	2,918,839	(13,811)	2,378,216
Index call options	9,604	1,858,109	7,345	1,313,381
Index put options	4,100	515,632	7,100	682,499
Total		$ 11,517,089		$ 14,818,744

(1)           The negative amount represents the Company’s short position

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

With the exception of embedded derivatives, all derivatives are carried at fair value in derivative instruments – receivable or derivative instruments – payable in the Company’s consolidated balance sheets.  Embedded derivatives related to reinsurance agreements and annuity contracts are carried at fair value in contractholder deposit funds and other policy liabilities in the Company’s consolidated balance sheets.  The following is a summary of the Company’s derivative asset and liability positions by primary risk exposure.

	At December 31, 2010		At December 31, 2009
	Asset Derivatives	Liability Derivatives	Asset Derivatives	Liability Derivatives
	Fair Value (a)	Fair Value (a)	Fair Value (a)	Fair Value (a)

Interest rate contracts	$ 97,060	$ 329,214	$ 130,178	$ 532,401
Foreign currency contracts	32,504	3,878	56,032	905
Equity contracts	59,397	-	58,692	-
Credit contracts	-	27,341	-	34,349
Futures contracts (b)	9,103	1,590	14,325	5,255
Total derivative instruments	198,064	362,023	259,227	572,910
Embedded derivatives (c)	2,896	178,069	11,308	417,764
Total	$ 200,960	$ 540,092	$ 270,535	$ 990,674

(a)	Amounts are presented without consideration of cross-transaction netting and collateral.
(b)	Futures contracts include interest rate, equity price and foreign currency exchange risks.
(c)	Embedded derivatives expose the Company to a combination of credit, interest rate and equity price risks.

All realized and unrealized derivative gains and losses are recorded in net derivative loss in the Company’s consolidated statements of operations.  The following is a summary of the Company’s realized and unrealized gains (losses) by derivative type for the years ended December 31:

	2010	2009	2008

Interest rate contracts	$ (122,712)	$ 143,402	$ (501,413)
Foreign currency contracts	(16,206)	(12,116)	28,078
Equity contracts	(26,734)	(71,865)	(53,397)
Credit contracts	7,008	(9,855)	(35,149)
Futures contracts	(217,428)	(328,595)	35,447
Embedded derivatives	226,782	239,127	(79,024)
Net derivative loss from continuing operations	$ (149,290)	$ (39,902)	$ (605,458)
Net derivative income (loss) from discontinued operations	$ -	$ 216,956	$ (266,086)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

Concentration of Credit Risk

Credit risk relates to the uncertainty of an obligor’s continued ability to make timely payments in accordance with the contractual terms of the instrument or contract.  With derivative instruments, the Company is primarily exposed to credit risk through its counterparty relationships.  The Company primarily manages credit risk through policies which address the quality of counterparties, contractual requirements for transacting with counterparties and collateral support agreements, and limitations on counterparty concentrations.  Exposures by counterparty and counterparty credit ratings are monitored closely.  All of the contracts are held with counterparties rated A or higher.  As of December 31, 2010, the Company’s liability positions were linked to a total of 15 counterparties, of which the largest single unaffiliated counterparty payable net of collateral, had credit exposure of $7.9 million to the Company.  As of December 31, 2010, the Company’s asset positions were linked to a total of 15 counterparties, of which the largest single unaffiliated counterparty receivable net of collateral, had credit exposure of $4.1 million.

Credit-related Contingent Features

All derivative transactions are covered under standardized contractual agreements with counterparties all of which include credit-related contingent features.  Certain counterparty relationships also may include supplementary agreements with such tailored terms as additional triggers for early terminations, acceptable practices related to cross-transaction netting and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level.  These triggers apply to both the Company and its counterparty.  The aggregate value of all derivative instruments with credit risk-related contingent features that were in a liability position at December 31, 2010 was approximately $362.0 million.

In the event of an early termination, the Company might be required to accelerate payments to counterparties, up to the current value of its liability positions, offset by the value of previously pledged collateral and cross-transaction netting.  If payments cannot be exchanged simultaneously at early termination, funds also will be held in escrow to facilitate settlement.  If an early termination was triggered on December 31, 2010, the Company would be expected to settle a net obligation of less than $0.1 million.

If counterparties are unable to meet accelerated payment obligations, the Company may also be exposed to uncollectible asset positions, offset by the value of collateral that has been posted by the Company.

At December 31, 2010, the Company pledged $224.2 million in U.S. Treasury securities as collateral to counterparties.  At December 31, 2010, counterparties pledged to the Company $60.3 million in collateral comprising of cash and U.S. Treasury securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT

On January 1, 2008, the Company adopted FASB ASC Topic 820, which defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  In determining fair value, the Company uses various methods including market, income and cost approaches.  The Company utilizes valuation techniques that maximize the use of observable inputs and minimizes the use of unobservable inputs.

As a result of the adoption of FASB ASC Topic 820, the value of the Company’s embedded derivative liabilities decreased by $166.1 million during the year ended December 31, 2008.  This change was primarily the result of changes to the valuation assumptions regarding policyholder behavior, primarily lapses, as well as the incorporation of risk margins and the Company’s own credit standing in the valuation of embedded derivatives.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

On April 1, 2009, the FASB issued additional guidance on estimating fair value when the volume and level of activity for the asset or liability have significantly decreased, as well as guidance on identifying circumstances that indicate a transaction is not orderly.  The Company reviewed its pricing sources and methodologies and has concluded that its various pricing sources and methodologies are in compliance with this guidance.  During the year ended December 31, 2010, there were no changes to these valuation techniques and the related inputs.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Financial assets and liabilities recorded at fair value in the Company’s consolidated balance sheets are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices and listed derivatives.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets,

b)	Quoted prices for identical or similar assets or liabilities in non-active markets,

c)	Inputs other than quoted market prices that are observable, and

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the Government, municipal bonds, structured notes and certain asset-backed securities (“ABS”) including collateralized debt obligations, residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), certain corporate debt, certain private equity investments and certain derivatives, including derivatives embedded in reinsurance contracts.

Level 3

•
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS, and CMBS, certain corporate debt, certain private equity investments, certain mutual fund holdings and certain derivatives, including derivatives embedded in annuity contracts and certain funding agreements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy

The following table presents the Company’s categories for its assets measured at fair value on a recurring basis as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturity securities:
Asset-backed securities	$-	$704	$11	$715
Residential mortgage-backed securities	-	34,614	-	34,614
Commercial mortgage-backed securities	-	13,003	2,047	15,050
Foreign government & agency securities	-	563	-	563
U.S. states and political subdivisions securities	-	214	-	214
U.S. treasury and agency securities	375,233	-	-	375,233
Corporate securities	-	1,068,399	1,135	1,069,534
Total available-for-sale fixed maturity securities	375,233	1,117,497	3,193	1,495,923

Trading fixed maturity securities:
Asset-backed securities	-	321,129	90,851	411,980
Residential mortgage-backed securities	-	834,074	88,719	922,793
Commercial mortgage-backed securities	-	737,024	82,171	819,195
Foreign government & agency securities	-	116,986	13,790	130,776
U.S. states and political subdivisions securities	-	613	-	613
U.S. treasury and agency securities	737,936	8,582	1,101	747,619
Corporate securities	-	8,301,586	132,556	8,434,142
Total trading fixed maturity securities	737,936	10,319,994	409,188	11,467,118

Derivative instruments - receivable:
Interest rate contracts	-	97,060	-	97,060
Foreign currency contracts	-	32,504	-	32,504
Equity contracts	14,873	30,739	13,785	59,397
Futures contracts	9,103	-	-	9,103
Total derivative instruments - receivable	23,976	160,303	13,785	198,064

Other invested assets	2,890	11,120	8,343	22,353
Short-term investments	832,739	-	-	832,739
Cash and cash equivalents	736,323	-	-	736,323
Total investments and cash	2,709,097	11,608,914	434,509	14,752,520

Separate account assets:
Mutual fund investments	21,892,209	30,517	-	21,922,726
Equity investments	188,216	277	-	188,493
Fixed income investments	317,713	5,812,900	56,323	6,186,936
Alternative investments	24,094	78,164	293,254	395,512
Other investments	900	-	-	900
Total separate account assets (1) (2)	22,423,132	5,921,858	349,577	28,694,567

Total assets measured at fair value on a recurring basis	$25,132,229	$17,530,772	$784,086	$43,447,087

(1)      Pursuant to the conditions set forth in FASB ASC Topic 944, the value of separate account liabilities is set to equal the fair value of the separate account assets.

(2)           Excludes $1,814.1 million, primarily related to investment purchases payable, net of investment sales receivable, that are not subject to FASB ASC Topic 820.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The following table presents the Company’s categories for its liabilities measured at fair value on a recurring basis as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$-	$-	$2,245	$2,245
Guaranteed minimum accumulation benefit liability	-	-	49	49
Derivatives embedded in reinsurance contracts	-	41,272	-	41,272
Fixed index annuities	-	-	131,608	131,608
Total other policy liabilities	-	41,272	133,902	175,174

Derivative instruments – payable:
Interest rate contracts	-	329,214	-	329,214
Foreign currency contracts	-	3,878	-	3,878
Credit contracts	-	-	27,341	27,341
Futures contracts	1,590	-	-	1,590
Total derivative instruments – payable	1,590	333,092	27,341	362,023

Other liabilities:
Bank overdrafts	61,227	-	-	61,227

Total liabilities measured at fair value on a recurring basis	$62,817	$374,364	$161,243	$598,424

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The following table presents the Company’s categories for its assets measured at fair value on a recurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturity securities:
Asset-backed securities	$-	$952	$37	$989
Residential mortgage-backed securities	-	47,701	-	47,701
Commercial mortgage-backed securities	-	14,150	1,930	16,080
Foreign government & agency securities	-	760	-	760
U.S. treasury and agency securities	39,131	-	-	39,131
Corporate securities	-	1,062,919	7,936	1,070,855
Total available-for-sale fixed maturity securities	39,131	1,126,482	9,903	1,175,516

Trading fixed maturity securities:
Asset-backed securities	-	355,613	111,650	467,263
Residential mortgage-backed securities	-	886,340	154,551	1,040,891
Commercial mortgage-backed securities	-	624,845	14,084	638,929
Foreign government & agency securities	-	67,925	15,323	83,248
U.S. treasury and agency securities	503,123	34,407	-	537,530
Corporate securities	-	8,254,775	107,886	8,362,661
Total trading fixed maturity securities	503,123	10,223,905	403,494	11,130,522

Derivative instruments - receivable	14,922	235,484	8,821	259,227
Other invested assets	20,242	206	-	20,448
Short-term investments	1,267,311	-	-	1,267,311
Cash and cash equivalents	1,804,208	-	-	1,804,208
Total investments and cash	3,648,937	11,586,077	422,218	15,657,232

Other assets:
Separate account assets (1) (2)	18,045,908	5,233,602	547,841	23,827,351

Total assets measured at fair value on a recurring basis	$21,694,845	$16,819,679	$970,059	$39,484,583
(1)	Pursuant to the conditions set forth in FASB ASC Topic 944, the value of separate account liabilities is set to equal the fair value of the separate account assets.

(2)	Excludes $501.0 million, primarily related to investment purchases payable, net of investment sales receivable, that are not subject to FASB ASC Topic 820.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The following table presents the Company’s categories for its liabilities measured at fair value on a recurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$-	$-	$168,786	$168,786
Guaranteed minimum accumulation benefit liability	-	-	81,669	81,669
Derivatives embedded in reinsurance contracts	-	15,035	-	15,035
Fixed index annuities	-	-	140,966	140,966
Total other policy liabilities	-	15,035	391,421	406,456

Derivative instruments – payable	5,256	533,305	34,349	572,910

Other liabilities:
Bank overdrafts	60,037	-	-	60,037

Total liabilities measured at fair value on a recurring basis	$65,293	$548,340	$425,770	$1,039,403

Assets Measured at Fair Value on a Nonrecurring Basis

The following table presents the Company’s categories for its assets measured at fair value on a nonrecurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total Fair Value	Total Gains (Losses)
Asset
VOCRA	$-	$-	$5,766	$5,766	$(2,600)

At December 31, 2009, the Company determined that the VOCRA asset was impaired and recorded an impairment charge of $2.6 million.  The impairment charge was allocated to the Group Protection segment.  The fair value of VOCRA was calculated as the sum of the undiscounted cash flows the Company expects to realize, based on the segment’s anticipated long-term profit margins.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments that are measured at fair value on a recurring basis are summarized below:

Fixed maturity securities:  The Company determines the fair value of its publicly traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model or independent broker quotations.  ABS and RMBS are priced using models and independent broker quotations.  CMBS securities are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using models which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturity securities are also priced using market prices or broker quotes.

Derivative instruments - receivables and payables:  The fair values of swaps are based on current settlement values, dealer quotes and market prices.  Fair values for options and futures are also based on dealer quotes and market prices.  The Company uses credit valuation adjustments (“CVAs”) to properly reflect the component of fair value of certain derivative instruments that arise from default risk.  CVAs are based on a methodology that primarily uses published credit default swap spreads as a key input in determining an implied level of expected loss over the total life of the derivative contract.  When this information is not available, the Company also may utilize credit spreads implied from published bond yields or published cumulative default experience data adjusted for current trends.  CVAs may be calculated based on the credit risk of counterparties for asset positions or the Company's own credit risk for liability positions.  The CVAs also take into account contractual factors designed to reduce the Company’s credit exposure to each counterparty, such as collateral and legal rights of offset.

Other invested assets:  This financial instrument primarily consists of equity securities.  The fair value of the Company’s equity securities is first based on quoted market prices.  Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price the equity securities for which the quoted market price is not available.

Cash, cash equivalents and short-term investments:  The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Separate accounts, assets and liabilities:  The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

Other policy liabilities:  The fair values of S&P 500 Index and other equity-linked embedded derivatives are produced using standard derivative valuation techniques.  Guaranteed minimum accumulation benefit (“GMAB”) or guaranteed minimum withdrawal benefit (“GMWB”) are considered to be derivatives under FASB ASC Topic 815 and are included in contractholder deposit funds and other policy liabilities in the Company’s consolidated balance sheets.  Consistent with the provisions of FASB ASC Topic 820, the Company incorporates risk margins and the Company’s own credit standing, as well as changes in assumptions regarding policyholder behavior, in the calculation of the fair value of embedded derivatives.

Other liabilities:  This financial instrument consists of issued checks and transmitted wires that have not been cashed and processed in the Company’s bank accounts as of the end of the reporting period.  The fair value of other liabilities is consistent with the method used in calculating the fair value of cash and cash equivalents, as described above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for assets which are categorized as Level 3 for the year ended December 31, 2010:

Assets	Beginning balance	Total realized and unrealized gains (losses)		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3 (2)	Ending balance	Change in unrealized gains (losses) included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income
Available-for-sale fixed maturity securities:
Asset-backed securities	$ 37	$ (40)	$ 14	$ -	$ -	$ 11	$ -
Residential mortgage-backed securities	-	-	-	-	-	-	-
Commercial mortgage-backed securities	1,930	(472)	589	-	-	2,047	-
Foreign government & agency securities	-	-	-	-	-	-	-
U.S. states and political subdivisions securities	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	7,936	(23)	53	(6,831)	-	1,135	-
Total available-for-sale fixed maturity securities	9,903	(535)	656	(6,831)	-	3,193	-

Trading fixed maturity securities:
Asset-backed securities	111,650	26,351	-	(38,060)	(9,090)	90,851	28,061
Residential mortgage-backed securities	154,551	11,159	-	(34,087)	(42,904)	88,719	24,255
Commercial mortgage-backed securities	14,084	1,833	-	66,950	(696)	82,171	3,334
Foreign government & agency securities	15,323	(1,533)	-	-		13,790	65
U.S. states and political subdivisions securities	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	(13)	-	(232)	1,346	1,101	21
Corporate securities	107,886	4,805	-	(11,997)	31,862	132,556	5,111
Total trading fixed maturity securities	403,494	42,602	-	(17,426)	(19,482)	409,188	60,847

Derivative instruments – receivable:
Interest rate contracts	-	-	-	-	-	-	-
Foreign currency contracts	-	-	-	-	-	-	-
Equity contracts	8,821	-	-	4,964	-	13,785	-
Futures contracts	-	-	-	-	-	-	-
Total derivative instruments– receivable	8,821	-	-	4,964	-	13,785	-

Other invested assets	-	(50)	900	7,493	-	8,343	(50)
Short-term investments	-	-	-	-	-	-	-
Cash and cash equivalents	-	-	-	-	-	-	-
Total investments and cash	422,218	42,017	1,556	(11,800)	(19,482)	434,509	60,797

Separate account assets:
Mutual fund investments	-	-	-	-	-	-	-
Equity investments	7	-	-	(7)	-	-	-
Fixed income investments	276,530	(11,998)	-	(91,989)	(116,220)	56,323	(4,607)
Alternative investments	267,196	12,671	-	30,021	(16,634)	293,254	12,341
Other investments	4,108	-	-	-	(4,108)	-	-
Total separate account assets (1)	547,841	673	-	(61,975)	(136,962)	349,577	7,734

Total assets measured at fair value on a recurring basis	$ 970,059	$ 42,690	$ 1,556	$ (73,775)	$ (156,444)	$ 784,086	$ 68,531

(1)
The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(2)	Transfers in and/or (out) of level 3 during the year ended December 30, 2010 are primarily attributable to changes in the observability of inputs used to price the securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for liabilities which are categorized as Level 3 for the year ended December 31, 2010:

Liabilities	Beginning balance	Total realized and unrealized (gains) losses		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3	Ending balance	Change in unrealized (gains) losses included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income

Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$ 168,786	$ (319,563)	$ -	$ 153,022	$ -	$ 2,245	$ (314,652)
Guaranteed minimum accumulation benefit liability	81,669	(104,831)	-	23,211	-	49	(103,091)
Derivatives embedded in reinsurance contracts	-	-	-	-	-	-	-
Fixed index annuities	140,966	(13,153)	-	3,795	-	131,608	20,397
Total other policy liabilities	391,421	(437,547)	-	180,028	-	133,902	(397,346)

Derivative instruments – payable:
Interest rate contracts	-	-	-	-	-	-	-
Foreign currency contracts	-	-	-	-	-	-	-
Credit contracts	34,349	(7,008)	-	-	-	27,341	(7,008)
Futures	-	-	-	-	-	-	-
Total derivative instruments – payable	34,349	(7,008)	-	-	-	27,341	(7,008)

Other liabilities:
Bank overdrafts	-	-	-	-	-	-	-

Total liabilities measured at fair value on a recurring basis	$ 425,770	$ (444,555)	$ -	$ 180,028	$ -	$ 161,243	$ (404,354)

Gains and losses related to Level 3 assets and liabilities, included in the Company’s consolidated statements of operations for the year ended December 31, 2010, are reported as follows:

	Total gains (losses) included in earnings	Change in unrealized gains (losses) related to assets and liabilities still held at the reporting date
Net investment income	$42,552	$60,797
Net derivative gains	444,555	404,354
Net realized investment losses, excluding impairment losses on available-for-sale securities	(535)	-
Net gains	$486,572	$465,151

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for assets which are categorized as Level 3 for the year ended December 31, 2009:

Assets	Beginning balance	Total realized and unrealized gains (losses)		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3 (2)	Ending balance	Change in unrealized gains (losses) included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income
Available-for-sale fixed maturity securities:
Asset-backed securities	$ -	$ (54)	$ 15	$ -	$ 76	$ 37	$ -
Collateralized mortgage obligations	3,046	-	-	-	(3,046)	-	-
Residential mortgage-backed securities	-	-	-	-	-	-	-
Commercial mortgage-backed securities	1,420	(197)	(920)	-	1,627	1,930	-
Foreign government & agency securities	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	7,888	300	1,786	(761)	(1,277)	7,936	-
Total available-for-sale fixed maturity securities	12,354	49	881	(761)	(2,620)	9,903	-

Trading fixed maturity securities:
Asset-backed securities	145,267	21,788	-	(6,261)	(49,144)	111,650	72,403
Collateralized mortgage obligations	116,572	-	-	-	(116,572)	-	-
Residential mortgage-backed securities	-	7,921	-	(17,036)	163,666	154,551	60,617
Commercial mortgage-backed securities	200,414	(10,157)	-	(119)	(176,054)	14,084	1,897
Foreign governments & agency securities	9,200	(37)	-	-	6,160	15,323	1,474
U.S. treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	134,505	15,520	-	(3,884)	(38,255)	107,886	27,850
Total trading fixed maturity securities	605,958	35,035	-	(27,300)	(210,199)	403,494	164,241

Derivative instruments – receivable	2,668	281	-	5,872	-	8,821	281
Other invested assets	-	-	-	-	-	-	-
Short-term investments	-	-	-	-	-	-	-
Cash and cash equivalents	-	-	-	-	-	-	-
Total investments and cash	620,980	35,365	881	(22,189)	(212,819)	422,218	164,522

Other assets:
Separate account assets (1)	801,873	39,974	-	(249,503)	(44,503)	547,841	139,634

Total assets measured at fair value on a recurring basis	$1,422,853	$ 75,339	$ 881	$ (271,692)	$ (257,322)	$ 970,059	$ 304,156

(1)
The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(2)	Transfers in and/or (out) of level 3 during the year ended December 31, 2009 are primarily attributable to changes in the observability of inputs used to price the securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for liabilities which are categorized as Level 3 for the year ended December 31, 2009:

Liabilities	Beginning balance	Total realized and unrealized (gains) losses		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3	Ending balance	Change in unrealized (gains) losses included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income

Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$ 335,612	$ (242,898)	$ -	$ 76,072	$ -	$ 168,786	$ (231,274)
Guaranteed minimum accumulation benefit liability	358,604	(298,788)	-	21,853	-	81,669	(290,795)
Derivatives embedded in reinsurance contracts	-	-	-	-	-	-	-
Fixed index annuities	106,619	11,703	-	22,644	-	140,966	16,622
Total other policy liabilities	800,835	(529,983)	-	120,569	-	391,421	(505,447)

Derivative instruments – payable	42,066	(7,717)	-	-	-	34,349	(7,717)

Other liabilities:
Bank overdrafts	-	-	-	-	-	-	-
Total liabilities measured at fair value on a recurring basis	$ 842,901	$ (537,700)	$ -	$ 120,569	$ -	$ 425,770	$ (513,164)

Gains and losses related to Level 3 assets and liabilities, included in the Company’s consolidated statements of operations for the year ended December 31, 2009, are reported as follows:

	Total gains (losses) included in earnings	Change in unrealized gains (losses) related to assets and liabilities still held at the reporting date
Net investment income	$35,035	$164,241
Net derivative income	537,981	513,445
Net realized investment gains, excluding impairment losses on available-for-sale securities	49	-
Net gains	$573,065	$677,686

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

The Company determines transfers between levels based on the fair value of each security as of the beginning of the reporting period.

During the year ended December 31, 2010, the Company transferred the following assets into (out of) Levels 1, 2 and 3:

	Level 1 Transfers		Level 2 Transfers		Level 3 Transfers
	Into	(Out of)	Into	(Out of)	Into	(Out of)
Assets
Available-for-sale fixed maturity securities:
Asset-backed securities	$ -	$ -	$ -	$	$ -	$ -
Residential mortgage-backed securities	-	-	-	-	-	-
Commercial mortgage-backed securities	-	-	-	-	-	-
Foreign government & agency securities	-	-	-	-	-	-
U.S. states and political subdivisions securities	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-
Corporate securities	-	-	-	-	-	-
Total available-for-sale fixed maturity securities	-	-	-	-	-	-

Trading fixed maturity securities:
Asset-backed securities	-	-	44,458	(35,368)	35,368	(44,458)
Residential mortgage-backed securities	-	-	79,192	(36,288)	36,288	(79,192)
Commercial mortgage-backed securities	-	-	696	-	-	(696)
Foreign government & agency securities	-	-	-	-	-	-
U.S. states and political subdivisions securities	-	-	-	-	-	-
U.S. treasury and agency securities		(1,346)	-	-	1,346	-
Corporate securities	-	-	32,579	(64,441)	64,441	(32,579)
Total trading fixed maturity securities	-	(1,346)	156,925	(136,097)	137,443	(156,925)

Derivative instruments – receivable:
Interest rate contracts	-	-	-	-	-	-
Foreign currency contracts	-	-	-	-	-	-
Equity contracts	-	-	-	-	-	-
Futures contracts	-	-	-	-	-	-
Total derivative instruments – receivable	-	-	-	-	-	-

Separate account assets:
Mutual fund investments	-	-	-	-	-	-
Equity investments	-	-	-	-	-	-
Fixed income investments	-	-	116,220	-	-	(116,220)
Alternative investments	14,221	-	2,968	(555)	555	(17,189)
Other investments	4,108	-	-	-	-	(4,108)
Total separate account assets	18,329	-	119,188	(555)	555	(137,517)

Total assets measured at fair value on a recurring basis	$ 18,329	$ (1,346)	$ 276,113	$ (136,652)	$ 137,998	$ (294,442)

The Company did not change the categorization of its financial instruments during the year ended December 31, 2010.  The transfers into (out of) Level 2 and Level 3 were primarily due to changes in the level of observability of inputs used to price these securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Financial Instruments Not Carried at Fair Value

FASB ASC Topic 825 requires disclosure of the fair value of certain financial instruments including those that are not carried at fair value. FASB ASC Topic 825 also excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the Company’s financial instruments whose carrying amounts and estimated fair values may differ at:

	December 31, 2010		December 31, 2009
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Mortgage loans	$ 1,737,528	$ 1,811,567	$ 1,911,961	$ 1,937,199
Policy loans	$ 717,408	$ 859,668	$ 722,590	$ 837,029

Financial liabilities:
Contractholder deposit funds and other policy liabilities	$ 11,944,058	$ 11,490,525	$ 14,104,892	$ 13,745,774
Debt payable to affiliates	$ 783,000	$ 783,000	$ 883,000	$ 883,000

The following methods and assumptions were used by the Company in determining the estimated fair value of the above financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Mortgage loans:  The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Policy loans:  The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Contractholder deposit funds and other policy liabilities:  The fair values of the Company’s general account insurance reserves and contractholder deposits under investment-type contracts (e.g., insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued.  Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.  The fair values of other deposits with future maturity dates are estimated using discounted cash flows.

Debt payable to affiliates:  The fair value of notes payable and other borrowings is based on future cash flows discounted at the stated interest rate, considering all appropriate terms of the related agreements.  Due to certain provisions included in such agreements, whereby the issuer of the notes has the ability to call each note at par with appropriate approvals, the fair value is equal to par value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

6. NET REALIZED INVESTMENT GAINS (LOSSES)

The Company’s net realized investment gains (losses) on available-for-sale fixed maturity securities and other investments, excluding OTTI losses on fixed maturity securities, consisted of the following for the years ended December 31:

	2010	2009	2008

Fixed maturity securities	$ 34,409	$ 2,912	$ 2,162
Mortgage loans	(10,327)	(43,148)	538
Real estate	2	-	431
Other invested assets	(170)	1,289	175
Sales of previously impaired assets	3,037	2,272	495

Net realized investment gains (losses) from continuing operations	$ 26,951	$ (36,675)	$ 3,801
Net realized investment gains from discontinued operations	$ -	$ -	$ 178

7. NET INVESTMENT INCOME (LOSS)

The Company’s net investment income (loss) consisted of the following for the years ended December 31:

	2010	2009	2008

Trading fixed maturity securities: Interest and other income	$ 713,960	$ 822,599	$ 859,252
Change in fair value and net realized gains (losses)	606,946	1,736,975	(2,958,739)
Mortgage loans	108,555	121,531	134,279
Real estate	8,645	7,735	8,575
Policy loans	45,054	44,862	44,601
Income ceded under funds-withheld reinsurance agreements	(75,643)	(139,168)	(63,513)
Other	4,150	3,948	23,841
Gross investment income (loss)	1,411,667	2,598,482	(1,951,704)
Less: Investment expenses	21,457	16,175	18,664
Net investment income (loss) from continuing operations	$ 1,390,210	$ 2,582,307	$ (1,970,368)
Net investment loss from discontinued operations	$ -	$ (24,956)	$ (180,533)

Ceded investment income on funds-withheld reinsurance portfolios is included as a component of net investment income (loss) and is accounted for consistent with the policies discussed in Note 1 of the Company’s consolidated financial statements.  The ceded investment income relates to the funds-withheld reinsurance agreement between the Company and certain affiliates and is further discussed in Note 8 to the Company’s consolidated financial statements.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

8. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to its policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability from this contingency is unlikely.

The effects of the Company’s reinsurance agreements in the consolidated statements of operations were as follows:

	For the Years Ended December 31,
	2010	2009	2008

Revenues:
Premiums and annuity considerations:
Direct	$94,869	$86,671	$67,938
Assumed	47,616	52,856	58,961
Ceded	(6,310)	(5,281)	(4,166)
Net premiums and annuity considerations from continuing operations	$136,175	$134,246	$122,733
Net premiums and annuity considerations related to discontinued operations	$-	$-	$-

Net investment income (loss):
Direct	$1,465,853	$2,721,475	$(1,906,855)
Assumed	-	-	-
Ceded	(75,643)	(139,168)	(63,513)
Net investment income (loss) from continuing operations	$1,390,210	$2,582,307	$(1,970,368)
Net investment loss related to discontinued operations	$-	$(24,956)	$(180,533)

Fee and other income:
Direct	$676,670	$581,868	$608,066
Assumed	-	-	-
Ceded	(165,643)	(196,032)	(158,075)
Net fee and other income from continuing operations	$511,027	$385,836	$449,991
Net fee and other income related to discontinued operations	$-	$(49,947)	$114,762

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

8. REINSURANCE (CONTINUED)

	For the Years Ended December 31,
	2010	2009	2008

Benefits and expenses:
Interest credited:
Direct	$491,090	$472,275	$601,435
Assumed	6,879	7,801	8,484
Ceded	(96,121)	(94,308)	(78,643)
Net interest credited from continuing operations	$401,848	$385,768	$531,276
Net interest credited related to discontinued operations	$-	$34,216	$30,350

Policyowner benefits:
Direct	$409,907	$265,021	$482,737
Assumed	26,189	38,313	42,662
Ceded	(196,302)	(192,895)	(134,306)
Net policyowner benefits from continuing operations	$239,794	$110,439	$391,093
Net policyowner benefits related to discontinued operations	$-	$13,267	$52,424

Other operating expenses:
Direct	$333,850	$282,502	$268,253
Assumed	5,079	6,129	5,386
Ceded	(20,759)	(40,475)	(11,820)
Net other operating expenses from continuing operations	$318,170	$248,156	$261,819
Net other operating expenses related to discontinued operations	$-	$10,436	$27,527

A brief discussion of the Company’s significant reinsurance agreements by business segment follows.  (See Note 16 for additional information on the Company’s business segments.)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

8. REINSURANCE (CONTINUED)

Wealth Management Segment

The Wealth Management segment manages a closed block of SPWL insurance policies, a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of the SPWL product in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of $1.5 billion at both December 31, 2010 and 2009.  This entire block of business is reinsured on a funds-withheld coinsurance basis with SLOC, an affiliate.  Pursuant to this agreement, the Company held the following assets and liabilities at December 31:

	2010	2009
Assets Reinsurance receivables	$1,466,247	$1,540,697

Liabilities Contractholder deposit funds and other policy liabilities	1,478,459	1,493,145
Future contract and policy benefits	1,823	2,104
Reinsurance payable	$1,555,336	$1,603,711

The funds-withheld assets of $1.6 billion and $1.5 billion at December 31, 2010 and 2009, respectively, are comprised of bonds, mortgage loans, policy loans, derivative instruments, and cash and cash equivalents that are managed by the Company.  The fair value of the embedded derivative increased (reduced) contractholder deposit funds and other policy liabilities by $14.0 million and $(10.6) million at December 31, 2010 and 2009, respectively.  The change in the fair value of this embedded derivative (decreased) increased derivative income by $(24.6) million, $(120.0) million, and $130.6 million for the years ended December 31, 2010, 2009 and 2008, respectively.

By reinsuring the SPWL product, the Company reduced net investment income by $49.9 million, $126.6 million and $60.3 million for the years ended December 31, 2010, 2009 and 2008, respectively.  The Company also reduced interest credited by $71.5 million, $73.9 million and $74.8 million for the years ended December 31, 2010, 2009 and 2008, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

8. REINSURANCE (CONTINUED)

Individual Protection Segment

The following are the Company’s significant reinsurance agreements that impact the Individual Protection segment.

On February 11, 2009, the Company received regulatory approval and entered into a reinsurance agreement with BarbCo 3, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance, coinsurance with funds-withheld and a modified coinsurance basis.  Future new business will also be ceded under this agreement.

Effective January 1, 2010, the Company and BarbCo 3 amended the agreement to include coverage of certain corporate and bank-owned variable universal life and private placement variable universal life insurance cases sold between December 31, 2009 and March 31, 2010, inclusive.  Reinsurance coverage continued for all cases sold prior to April 1, 2010.  However, cases sold on or after April 1, 2010 have not been reinsured.  This amendment also enabled the Company to discontinue reinsuring a portion of the covered business that was previously reinsured on a modified coinsurance basis, effective April 1, 2010.  The discontinuance of the business reinsured on a modified coinsurance basis did not have a material impact on the Company’s consolidated financial statements.

At the inception of the transaction, BarbCo 3 paid an initial ceding commission to the Company of $41.5 million and the Company recorded a reinsurance payable and related reinsurance receivable of $370.7 million and $329.2 million, respectively.  The reinsurance payable included a funds-withheld liability of $247.9 million and a deferred gain of $122.8 million.  Pursuant to this agreement, the Company held the following assets and liabilities at:

	December 31,	December 31,
	2010	2009
Assets Reinsurance receivable	$419,684	$422,486

Liabilities Contractholder deposit funds and other policy liabilities	465,035	466,899
Reinsurance payable	$432,160	$430,528

Reinsurance payable includes a funds-withheld liability of $326.9 million and $307.8 million at December 31, 2010 and 2009, respectively, and a deferred gain of $105.3 million and $118.9 million at December 31, 2010 and 2009, respectively.  The funds-withheld assets are comprised of bonds, policy loans, and cash and cash equivalents that are managed by the Company.  The funds-withheld coinsurance agreement gives rise to an embedded derivative which is required to be separated from the host reinsurance contract.  At December 31, 2010 and 2009, the fair value of the embedded derivative increased contractholder deposit funds and other policy liabilities by $24.1 million and $26.3 million, respectively.

The change in fair value of the embedded derivative increased (reduced) derivative income by $2.2 million and $(26.3) million for the years ended December 31, 2010 and 2009, respectively.  In addition, during the years ended December 31, 2010 and 2009, the reinsurance agreement reduced revenues by $24.3 million and $43.8 million, respectively, and decreased expenses by $56.2 million and $38.4 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

8. REINSURANCE (CONTINUED)

Individual Protection Segment (continued)

Effective December 31, 2007, the Company’s subsidiary, SLNY, entered into a funds-withheld reinsurance agreement with SLOC under which SLOC will fund AXXX reserves, attributable to certain universal life (“UL”) policies sold by SLNY.  Under this agreement SLNY ceded, and SLOC assumed, on a funds-withheld 90% coinsurance basis certain in-force policies at December 31, 2007.  Future new business will also be reinsured under this agreement.  Pursuant to this agreement, SLNY held the following assets and liabilities at December 31:

	2010	2009
Assets Reinsurance receivable	$133,088	$103,802

Liabilities Contractholder deposit funds and other policy liabilities	104,795	84,606
Future contract and policy benefits	21,662	10,518
Reinsurance payable	$225,387	$182,000

Reinsurance payable includes a funds-withheld liability of $172.8 million and $128.4 million at December 31, 2010 and 2009, respectively; and a deferred gain of $52.6 million and $50.3 million at December 31, 2010 and 2009, respectively.  The funds-withheld assets comprised of trading fixed maturity securities and mortgage loans are being managed by the Company.  The coinsurance treaty with funds-withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative increased (decreased) contractholder deposit funds and other policy liabilities by $3.2 million and $(0.7) million at December 31, 2010 and 2009, respectively.

The change in the fair value of this embedded derivative (decreased) increased derivative income by $(3.9) million, $(11.3) million, and $12.0 million for the years ended December 31, 2010, 2009 and 2008, respectively.  In addition, the activities related to the reinsurance agreement have decreased revenues by $31.0 million, $29.0 million and $9.7 million, and decreased expenses by $28.0 million, $20.9 million and $11.5 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has other reinsurance agreements with SLOC and several unrelated companies, which provide reinsurance for portions of the net-amount-at-risk under certain individual variable universal life, individual private placement variable universal life, bank owned life insurance (“BOLI”) and corporate owned life insurance (“COLI”) policies.  These amounts are reinsured on a monthly renewable term, a yearly renewable term or a modified coinsurance basis.  These other agreements decreased revenues by approximately $134.7 million, $173.9 million and $145.4 million and reduced expenses by approximately $140.1 million, $168.5 million and $128.3 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Group Protection Segment

SLNY has several agreements with unrelated companies whereby the unrelated companies reinsure the mortality and morbidity risks of certain of SLNY’s group contracts.

SLNY also has a reinsurance agreement, effective May 31, 2007, to assume the net risks of SLHIC’s New York issued contracts.  At December 31, 2010 and 2009, SLNY held policyholder liabilities of $28.6 million and $30.3 million, respectively, related to this agreement.  In addition, the reinsurance agreement increased revenues by $47.6 million, $52.9 million and $59.0 million for the years ended December 31, 2010, 2009 and 2008, respectively, and increased expenses by $31.2 million, $44.3 million and $48.6 million for the years ended December 31, 2010, 2009 and 2008, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

9.  RETIREMENT PLANS

Effective December 31, 2009, the Company transferred all of its employees to an affiliate, Sun Life Services, with the exception of 28 employees who were transferred to SLFD, another affiliate.  As a result of this transaction, the Company transferred pension and other employee benefit liabilities, accumulated other comprehensive income related to pension and other postretirement plans, and cash to Sun Life Services.  Concurrent with this transaction, Sun Life Services became the sponsor of the retirement plans described below.  The employee transfer did not change the provisions of the related retirement plans.  The annual cost of these benefits to the Company is allocated and charged to the Company in a manner consistent with the allocation of employee compensation expenses.

Prior to the December 31, 2009 employee transfer and the December 31, 2008 plans merger described below, the Company sponsored three non-contributory defined benefit pension plans for its employees and certain affiliated employees.  These plans were the staff qualified pension plan (“staff pension plan”), the agents’ qualified pension plan (“agents’ pension plan”) and the staff nonqualified pension plan (“UBF plan”) (collectively, the “Pension Plans”).  Expenses were allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses.  The Company's funding policies for the staff pension plan was to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 (“ERISA”).  Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

Effective December 31, 2008, the agents’ pension plan was merged into the staff pension plan. The plan merger resulted in a transfer from the agents’ pension plan to the staff pension plan of a projected benefit obligation of $8.8 million and plan assets of $28.3 million. The plan merger did not change the provisions of the agents’ pension plan.

Prior to the December 31, 2009 employee transfer, the Company sponsored a postretirement benefit plan for its employees and certain affiliated employees providing certain health, dental and life insurance benefits for retired employees and dependents (the “Other Post Retirement Benefit Plan”).  Expenses were allocated to participating companies based on the number of participants.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition.  Life insurance benefits are generally set at a fixed amount.

On September 29, 2006, the FASB issued ASC Topic 715, which requires recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet.  The measurement date – the date at which the benefit obligation and plan assets are measured – is required to be the Company's fiscal year-end.  The Company adopted the balance sheet recognition provisions of FASB ASC Topic 715 at December 31, 2006 and adopted the year end measurement date provisions effective January 1, 2008.  The adoption of the year-end measurement date provisions resulted in a net of tax cumulative-effect decrease of $0.3 million to the Company’s January 1, 2008 other comprehensive income (“OCI”).

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

9. RETIREMENT PLANS (CONTINUED)

The following tables set forth the change in the Pension Plans’ and the Other Post Retirement Benefit Plan’s projected benefit obligations and assets, as well as information on the plans’ funded status at December 31, 2009:

	Pension Plans	Other Post Retirement Benefit Plan
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 270,902	$ 49,112
Effect of eliminating early measurement date	-	-
Service cost	2,597	1,754
Interest cost	17,434	3,218
Actuarial loss	17,861	2,344
Benefits paid	(11,066)	(2,095)
Plan amendments	-	(803)
Federal subsidy	-	121
Transfer to Sun Life Services	(297,728)	(53,651)
Projected benefit obligation at end of year	$ -	$ -

	Pension Plans	Other Post Retirement Benefit Plan
Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 195,511	$ -
Effect of eliminating early measurement date	-	-
Employer contributions	6,500	2,095
Other	1,547	-
Actual return on plan assets	49,375	-
Benefits paid	(11,066)	(2,095)
Transfer to Sun Life Services	(241,867)	-
Fair value of plan assets at end of year	$ -	$ -

	Pension Plans	Other Post Retirement Benefit Plan
Information on the funded status of the plan:
Funded status	$ -	$ -
Accrued benefit cost	$ -	$ -

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

9.  RETIREMENT PLANS (CONTINUED)

The Pension Plans were underfunded at December 31, 2008.  The following table provides information on the projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with an accumulated benefit obligation in excess of plan assets as of December 31:

Pension Plans
2008
Projected benefit obligations	$ 270,902
Accumulated benefit obligation	263,142
Plan assets	195,511

Amounts recognized in the Company’s consolidated balance sheets for the Pension Plans and the Other Post Retirement Benefit Plan consist of the following, as of December 31:

	Pension Plans	Other Post Retirement Benefit Plan
	2008	2008
Other assets	$ -	$ -
Other liabilities	(75,391)	(49,112)
	$ (75,391)	$ (49,112)

Amounts recognized in the Company’s AOCI consist of the following:

	Pension Plans 2008	Other Post Retirement Benefit Plan 2008

Net actuarial loss	$ 86,528	$ 5,563
Prior service cost (benefit)	4,109	(3,890)
Transition asset	(3,589)	-
	$ 87,048	$ 1,673

The following table sets forth the effect on retained earnings and AOCI of eliminating the early measurement date:

	Pension Plans 2008	Other Post Retirement Benefit Plan 2008
Retained earnings	$ (1,346)	$ 1,334

Amounts amortized from AOCI:
Amortization of actuarial loss (gain)	198	(229)
Amortization of prior service (cost) credit	(83)	132
Amortization of transition asset	524	-
Total amortization from AOCI	$ 639	$ (97)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

9. RETIREMENT PLANS (CONTINUED)

The following table sets forth the components of the net periodic benefit cost and the Company’s share of net periodic benefit costs related to the Pension Plans and the Other Post Retirement Benefit Plan for the years ended December 31:

	Pension Plans		Other Post Retirement Benefit Plan
	2009	2008	2009	2008
Components of net periodic cost (benefit):
Service cost	$ 2,597	$ 3,520	$ 1,754	$ 1,616
Interest cost	17,434	16,617	3,218	3,332
Expected return on plan assets	(15,111)	(22,972)	-	-
Amortization of transition obligation asset	(2,093)	(2,093)	-	-
Amortization of prior service cost	337	337	(529)	(529)
Recognized net actuarial loss (gain)	2,782	(792)	382	916
Net periodic cost (benefit)	$ 5,946	$ (5,383)	$ 4,825	$ 5,335

The Company’s share of net periodic cost (benefit)	$ 5,946	$ (5,383)	$ 3,926	$ 4,638

For the year ended December 31, 2010, Sun Life Services allocated to the Company costs of $3.1 million and $4.4 million for the Pension Plans and Other Post Retirement Benefit Plan, respectively.

The following table shows changes in the Company’s AOCI related to the Pension Plans and the Other Post Retirement Benefit Plan for the following years:

	Pension Plans		Other Post Retirement Benefit Plan
	2009	2008	2009	2008
Net actuarial (gain) loss arising during the year	$ (16,402)	$ 107,641	$ 2,344	$ (6,729)
Net actuarial (loss) gain recognized during the year	(2,782)	792	(382)	(916)
Prior service cost arising during the year	-	-	(803)	-
Prior service cost recognized during the year	(337)	(337)	529	529
Transition asset recognized during the year	2,093	2,093	-	-
Transition asset arising during the year	-	-	-	-
Total recognized in AOCI	(17,428)	110,189	1,688	(7,116)
Tax effect	6,100	(38,566)	(591)	2,491
Total recognized in AOCI, net of tax	$ (11,328)	$ 71,623	$ 1,097	$ (4,625)

Total recognized in net periodic (benefit) cost and other comprehensive (loss) income, net of tax	$ (7,463)	$ 68,124	$ 3,648	$ (1,610)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

9. RETIREMENT PLANS (CONTINUED)

Effective December 31, 2009, the Company transferred to Sun Life Services the following AOCI related to the Pension Plans and the Other Post Retirement Benefit Plan:

	Pension Plans	Other Post Retirement Benefit Plan	Total
Transfer of actuarial loss to affiliate	$ (67,343)	$ (7,525)	$ (74,868)
Transfer of prior service (cost)/credit to affiliate	(3,772)	4,164	392
Transfer of transition asset to affiliate	1,495	-	1,495
Total AOCI transferred to affiliate	(69,620)	(3,361)	(72,981)
Tax effect	24,367	1,176	25,543
Total AOCI, net of tax, transferred to affiliate	$ (45,253)	$ (2,185)	$ (47,438)

Assumptions

Weighted average assumptions used to determine benefit obligations for the Pension Plans and the Other Post Retirement Benefit Plan were as follows:

	Pension Plans		Other Post Retirement Benefit Plan
	2009	2008	2009	2008
Discount rate	6.10%	6.50%	6.10%	6.50%
Rate of compensation increase	3.75%	3.75%	n/a	n/a

Weighted average assumptions used to determine net (benefit) cost for the Pension Plans and the Other Post Retirement Benefit Plan were as follows:

	Pension Plans		Other Post Retirement Benefit Plan
	2009	2008	2009	2008
Discount rate	6.50%	6.35%	6.50%	6.35%
Expected long term return on plan assets	7.75%	8.00%	n/a	n/a
Rate of compensation increase	3.75%	4.00%	n/a	n/a

The expected long-term rate of return on plan assets is calculated by taking the weighted average return expectations based on the long-term return expectations and investment strategy, adjusted for the impact of rebalancing.  The difference between actual and expected returns is recognized as a component of unrecognized gains/losses, which is recognized over the average remaining lifetime of inactive participants or the average remaining service lifetime of active participants in the plan, as provided by accounting standards.

In order to measure the Other Post Retirement Benefit Plan’s obligation for 2008, the Company assumed a 8.5% annual rate of increase in the per capita cost of covered healthcare benefits.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

9. RETIREMENT PLANS (CONTINUED)

Plan Assets

The asset allocation for the Company’s pension plans assets for 2008 measurement, by asset category, was as follows:

Asset Category	Percentage of Plan Assets
Equity Securities	54%
Debt Securities	30%
Commercial Mortgages	16%
Total	100%

Cash Flow

The Company contributed $6.5 million and $1.5 million to the staff pension plan and the UBF plan in 2009, respectively.

Savings and Investment Plan

Effective December 31, 2009, Sun Life Services sponsors a savings plan that qualifies under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”) and in which substantially all employees of at least age 21 are eligible to participate at date of hire.  Prior to December 31, 2009, the Company sponsored the 401(k) Plan.  Employee contributions, up to specified amounts, are matched by Sun Life Services under the 401(k) Plan.

The 401(k) Plan also includes a retirement investment account that qualifies under Section 401(a) of the Internal Revenue Code (the “RIA”).  Sun Life Services contributes a percentage of the participant’s eligible compensation determined under the following chart based on the sum of the participant’s age and service on January 1 of the applicable plan year.

Age Plus Service	Company Contribution
Less than 40	3%
At least 40 but less than 55	5%
At least 55	7%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

9. RETIREMENT PLANS (CONTINUED)

Savings and Investment Plan (Continued)

For RIA participants who are at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equals or exceeds 45, the Company contributed to the RIA from January 1, 2006 through December 31, 2009 and Sun Life Services contributes to the RIA from January 1, 2010 through December 31, 2015, a percentage of the participant’s eligible compensation determined under the following chart based on the participant’s age and service on January 1, 2006.

	Service
Age	Less than 5 years	5 or more years
At least 40 but less than 43	3.0%	5.0%
At least 43 but less than 45	3.5%	5.5%
At least 45	4.5%	6.5%

The amount of the 2009 and 2008 employer contributions under the 401(k) Plan for the Company and its affiliates was $25.2 million and $22.7 million, respectively.  Amounts are allocated to affiliates based on their respective employees’ contributions.  The Company’s portion of the expense was $14.2 million and $18.1 million for the years ended December 31, 2009 and 2008, respectively. For the year ended December 31, 2010, Sun Life Services allocated $17.4 million to the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

10. FEDERAL INCOME TAXES

The Company accounts for current and deferred income taxes in the manner prescribed by FASB ASC Topic 740.  A summary of the components of income tax expense (benefit) in the consolidated statements of operations for the years ended December 31 is as follows:

	2010	2009	2008

Income tax expense (benefit):
Current	$ (78,166)	$ 40,092	$ (117,496)
Deferred	149,377	295,557	(698,447)

Total income tax expense (benefit) related to continuing operations	$ 71,211	$ 335,649	$ (815,943)
Total income tax expense (benefit) related to discontinued operations	$ -	$ 40,690	$ (43,040)

Federal income taxes attributable to the Company’s consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%.  The following is a summary of the differences between the expected income tax expense (benefit) at the prescribed U.S. federal statutory income tax rate and the total amount of income tax expense (benefit) that the Company has recorded.

	2010	2009	2008

Expected federal income tax expense (benefit)	$ 71,920	$ 424,261	$ (1,029,506)
Low income housing tax credits	(2,028)	(3,880)	(4,016)
Separate account dividends received deduction	(14,702)	(16,232)	(18,144)
Prior year adjustments/settlements	5,243	1,320	(7,279)
Valuation allowance-capital losses	-	(69,670)	69,670
Goodwill impairment	11,559	-	176,886
Adjustments to tax contingency reserves	305	1,605	(932)
Other items	(1,358)	(1,949)	(2,628)

Federal income tax expense (benefit)	70,939	335,455	(815,949)
State income tax expense	272	194	6

Total income tax expense (benefit) related to continuing operations	$ 71,211	$ 335,649	$ (815,943)
Total income tax expense (benefit) related to discontinued operations	$ -	$ 40,690	$ (43,040)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

10. FEDERAL INCOME TAXES (CONTINUED)

The net deferred tax asset represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes.  The components of the Company’s net deferred tax asset as of December 31 were as follows:

	2010	2009
Deferred tax assets:
Actuarial liabilities	$ 155,285	$ 369,555
Tax loss carryforwards	347,172	240,035
Investments, net	188,110	354,208
Goodwill and other impairments	47,303	59,775
Other	74,218	71,726
Gross deferred tax assets	812,088	1,095,299
Valuation allowance	-	-
Total deferred tax assets	812,088	1,095,299

Deferred tax liabilities:
Deferred policy acquisition costs	(417,791)	(545,535)
Total deferred tax liabilities	(417,791)	(545,535)

Net deferred tax asset	$ 394,297	$ 549,764

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.  The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

The Company’s net deferred tax asset at December 31, 2010 and 2009 was comprised of gross deferred tax assets and gross deferred tax liabilities.  The gross deferred tax asset was primarily related to unrealized investment security losses, actuarial liabilities, and net operating loss (“NOL”) carryforwards, as well as a capital loss carryforward generated in 2010 and 2009.  At December 31, 2010, the Company’s had $958.2 million of NOL carryforwards and $33.7 million of capital loss carryforwards.  At December 31, 2009, the Company had $492.8 million of NOL carryforwards and $193.0 million of capital loss carryforwards.  If unutilized, the NOL and capital loss carryforwards will begin to expire in 2023 and 2014, respectively. The Company’s net deferred tax asset was $394.3 million and $549.8 million at December 31, 2010 and 2009, respectively.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

10. FEDERAL INCOME TAXES (CONTINUED)

The Company performs the required recoverability (realizability) test in terms of its ability to realize its recorded net deferred tax asset.  In making this determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial operations.  In projecting future taxable income and sources of capital gains, the Company utilizes historical and current operating results and incorporates assumptions including the amount of future federal and state pre-tax operating income, the reversal of temporary differences, and the implementation of prudent and feasible tax planning strategies.

During the year ended December 31, 2010, no valuation allowance was recorded against the deferred tax asset for investment losses.  During the year ended December 31, 2009, the Company released the cumulative recorded valuation allowance of $69.7 million that was initially established in 2008.  The Company believes that it is more likely than not that the deferred tax asset related to the impairment losses will be realized due to tax planning strategies executed during the year related to certain mortgage-backed securities, the Company’s intent and ability to hold the related investment securities to maturity, and other tax planning strategies.  For the remaining unrealized losses, the Company believes that it is more likely than not that the related deferred tax asset will be realized due to the Company’s intent and ability to hold the related investment securities to recovery of amortized cost.

ASC Topic 740 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return.

The liability for unrecognized tax benefits (“UTBs”) related to permanent and temporary tax adjustments, exclusive of interest, was $31.2 million, $42.0 million and $50.7 million at December 31, 2010, 2009 and 2008, respectively.  Of the $31.2 million, $1.8 million represents the amount of UTBs that, if recognized, would favorably affect the Company’s effective income tax rate in future periods, exclusive of any related interest.

The net decreases in the tax liability for UTBs of $10.8 million, $8.7 million and $12.4 million in the years ended December 31, 2010, 2009 and 2008, respectively, resulted from the following:

	2010	2009	2008
Balance at January 1	$ 41,989	$ 50,679	$ 63,043
Gross increases related to tax positions in prior years	23,214	7,950	111,473
Gross decreases related to tax positions in prior years	(16,170)	(16,640)	(90,772)
Settlements	(20,187)	-	(33,065)
Close of tax examinations/statutes of limitations	2,371	-	-

Balance at December 31	$ 31,217	$ 41,989	$ 50,679

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

10. FEDERAL INCOME TAXES (CONTINUED)

The Company has elected to recognize interest and penalties accrued related to UTBs in interest (income) expense.  During the years ended December 31, 2010, 2009 and 2008, the Company recognized $6.4 million, ($9.0) million and $3.4 million, respectively, in gross interest expense (income) related to UTBs.  The Company had approximately $6.6 million and $4.8 million of interest accrued at December 31, 2010 and 2009, respectively.  During 2010, the Company settled interest assessments of $4.6 million with the Internal Revenue Service (the “IRS”) for the 2001 and 2002 tax years.  The Company did not accrue any penalties.

While the Company expects the amount of unrecognized tax liabilities to change in the next twelve months, it does not expect the change to have a significant impact on its results of operations or financial position.

The Company files federal income tax returns and income tax returns in various state and local jurisdictions.  With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2003.  In August 2006, the IRS issued a Revenue Agent’s Report for the Company’s 2001 and 2002 tax years.  The Company disagreed with some of the proposed adjustments, and the case was assigned to the Appeals division of the IRS (“Appeals”).  A settlement was reached and formally approved by the Company on January 11, 2010.   The effects of the settlement are in line with previous expectations and had no material impact on the Company’s consolidated financial statements.

In October 2008, the IRS issued a Revenue Agent’s Report for the Company’s tax years 2003 and 2004. The Company disagreed with some of the adjustments and filed a protest, which was assigned to Appeals in 2009.  On May 27, 2010, the IRS held an opening conference for the 2003 and 2004 Appeals.  The Company is involved in discussions with the IRS to reach a resolution.

On January 6, 2011, the IRS issued a Revenue Agent’s Report for the Company for tax years 2005 and 2006. The Company disagrees with some of the issues and is in the process of filing a protest.  While the final outcome of the appeal and ongoing tax examinations is not determinable, the Company has adequate liabilities accrued and does not believe that any adjustments would be material to its financial position.

The Company will file a consolidated federal income tax return with SLC – U.S. Ops Holdings for the year ended December 31, 2010, as the Company did for the years ended December 31, 2009 and 2008.

Effective December 31, 2009, the Company paid a dividend of all of the issued and outstanding common stock and net assets of Sun Life Vermont, to the Parent.  Sun Life Vermont continues to be included in the consolidated federal income tax return of the Parent after 2009.

The Company makes or receives payments under certain tax sharing agreements with SLC – U.S. Ops Holdings.  Under these agreements, such payments are determined based on the Company’s stand-alone taxable income (as if it were filing as a separate company) and based upon the SLC – U.S. Ops Holdings’ consolidated group’s overall taxable position.  Under the terms of the tax sharing agreements, deferred tax assets for tax attributes are realized by the Company when the tax attributes are utilized by the consolidated group.  The Company made income tax payments of $21.1 million in 2009, and received income tax refunds of $107.1 million and $113.2 million in 2010 and 2008, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

11. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, which is related to the Company’s group life, group disability insurance, group dental and group stop loss products is summarized below:

	2010	2009	2008

Balance at January 1	$72,953	$71,316	$74,878
Less: reinsurance recoverable	(5,710)	(5,347)	(5,921)
Net balance at January 1	67,243	65,969	68,957
Incurred related to:
Current year	83,384	86,905	79,725
Prior years	(1,823)	(5,817)	(6,557)
Total incurred	81,561	81,088	73,168
Paid losses related to:
Current year	(54,312)	(58,598)	(53,615)
Prior years	(25,627)	(21,216)	(22,541)
Total paid	(79,939)	(79,814)	(76,156)

Balance at December 31	76,181	72,953	71,316
Less: reinsurance recoverable	(7,316)	(5,710)	(5,347)
Net balance at December 31	$68,865	$67,243	$65,969

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims.  Changes in prior estimates are recorded in results of operations in the year such changes are made.  As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expense decreased by $1.8 million, $5.8 million and $6.6 million in 2010, 2009 and 2008, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

12. LIABILITIES FOR CONTRACT GUARANTEES

The Company offers various guarantees to certain policyholders, including a return of no less than (a) total deposits made on the contract, adjusted for any customer withdrawals, (b) total deposits made on the contract, adjusted for any customer withdrawals, plus a minimum return, or (c) the highest contract value on a specified anniversary date, minus any customer withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2010:

Benefit Type	Account Balance	Net Amount at Risk 1	Average Attained Age
Minimum Death	$ 20,061,043	$ 1,742,139	66.0
Minimum Income	$ 179,878	$ 59,322	62.2
Minimum Accumulation or Withdrawal	$ 12,233,731	$ 152,571	63.2

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2009:

Benefit Type	Account Balance	Net Amount at Risk 1	Average Attained Age
Minimum Death	$ 16,947,362	$ 2,459,360	66.2
Minimum Income	$ 194,780	$ 84,591	61.5
Minimum Accumulation or Withdrawal	$ 8,866,525	$ 212,371	63.0

1 Net amount at risk represents the difference between guaranteed benefits and account balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2010:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2010	$96,267	$10,058	$106,325

Benefit Ratio Change / Assumption Changes	28,724	6,519	35,243
Incurred guaranteed benefits	28,481	1,434	29,915
Paid guaranteed benefits	(37,767)	(4,207)	(41,974)
Interest	7,900	826	8,726

Balance at December 31, 2010	$123,605	$14,630	$138,235

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2009:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2009	$201,648	$18,773	$220,421

Benefit Ratio Change / Assumption Changes	(67,157)	(6,615)	(73,772)
Incurred guaranteed benefits	37,406	2,505	39,911
Paid guaranteed benefits	(91,185)	(5,892)	(97,077)
Interest	15,555	1,287	16,842

Balance at December 31, 2009	$96,267	$10,058	$106,325

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments.  The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges.  The benefit ratio may be in excess of 100%.  For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance.  For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for contract guarantees are developed using a projection model and stochastic scenarios.  Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

The liability for guarantees is re-calculated and adjusted regularly.  Changes to the liability balance are recorded as a charge or credit to policyowner benefits.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

GMABs and GMWBs are considered to be derivatives under FASB ASC Topic 815 and are recorded at fair value through earnings.  The Company records GMAB and GMWB liabilities in its consolidated balance sheets as part of contractholder deposit funds and other policy liabilities.  The net balance of GMABs and GMWBs constituted a liability in the amount of $2.3 million and $250.5 million at December 31, 2010 and 2009, respectively. The Company includes the following unobservable inputs in its calculation of the embedded derivative:

Actively-Managed Volatility Adjustments – This component incorporates the basis differential between the observable implied volatilities for each index and the actively-managed funds underlying the variable annuity product.  The adjustment is based on historical actively-managed fund volatilities and historical weighted-average index volatilities.

Credit Standing Adjustment – This component makes an adjustment that market participants would make to reflect the non-performance risk associated with the embedded derivatives.  The adjustment is based on the published credit spread for insurance companies with a rating equal to the rating of the Company.

Behavior Risk Margin – This component adds a margin that market participants would require for the risk that the Company’s best estimate policyholder behavior assumptions could differ from actual experience.  This risk margin is determined by taking the difference between the fair value based on adverse policyholder behavior assumptions and the fair value based on best estimate policyholder behavior assumptions, using assumptions the Company believes market participants would use in developing risk margins.

13. DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENT ASSET

The following roll-forward summarizes the change in DAC and SIA for the years ended December 31:

	2010	2009
Balance at January 1	$2,173,642	$2,862,401
Acquisition costs deferred related to continuing operations	241,182	398,880
Amortized to expense of continuing operations during the year (1)	(732,265)	(1,013,681)
Adjustments related to discontinued operations	-	(73,958)
Balance at December 31	$1,682,559	$2,173,642

(1)	Includes interest, unlocking, and loss recognition components of amortization expense.

Please see Note 1 of the Company’s consolidated financial statements for information regarding the deferral and amortization methodologies related to DAC and SIA.  The Company tested its DAC and SIA for future recoverability and determined that the assets were not impaired at December 31, 2010.

The Company wrote down DAC and SIA by $126.0 million and $326.9 million as a result of loss recognition related to certain annuity products for the years ended December 31, 2010 and 2009, respectively.  Of the $126.0 million charge for loss recognition in 2010, $117.7 million related to DAC and was reported as amortization of DAC.  The remaining $8.3 million related to SIA and was reported as a component of interest credited in the Company’s consolidated statement of operations.  The $326.9 million charge for loss recognition in 2009 was reported as a component of amortization of DAC in the Company’s consolidated statement of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

14. VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

The following roll-forward summarizes the change in VOBA and VOCRA for the years ended December 31:

	2010	2009
Balance at January 1	$168,845	$179,825
Amortized to expense during the year	(33,860)	(10,980)
Balance at December 31	$134,985	$168,845

Please see Note 1 of the Company’s consolidated financial statements for information regarding the amortization methodologies related to VOBA and VOCRA.  The Company tested its VOBA and VOCRA assets for future recoverability and determined that these assets were not impaired at December 31, 2010.

The Company tested the VOCRA asset for impairment in the fourth quarter of 2009 and determined that the fair value of VOCRA was lower than its carrying value.  Accordingly, the Company decreased the carrying value of VOCRA and recorded an impairment charge of $2.6 million for the year ended December 31, 2009.  The impairment charge is included in amortization expense in the consolidated statements of operations and allocated in the Group Protection segment.

15. CONSOLIDATING FINANCIAL INFORMATION

The following consolidating financial statements are provided in compliance with Regulation S-X of the SEC and in accordance with SEC Rule 12h-5.

The Company’s wholly-owned subsidiary, SLNY, sells, among other products, combination fixed and variable annuity contracts (the “Contracts”) in the state of New York.  These Contracts contain a fixed investment option, where interest is paid at a guaranteed rate for a specified period of time, and withdrawals made before the end of the specified period may be subject to a market value adjustment that can increase or decrease the amount of the withdrawal proceeds (the “fixed investment option period”).  Effective September 27, 2007, the Company provided a full and unconditional guarantee (the “guarantee”) of SLNY’s obligation related to the Contracts’ fixed investment option period related to policies currently in-force or sold on or after September 30, 2007.  The guarantee relieves SLNY of its obligation to file annual, quarterly, and current reports with the SEC on Form 10-K, Form 10-Q and Form 8-K.

In the following presentation of consolidating financial statements, the term "SLUS as Parent" is used to denote the Company as a stand-alone entity, isolated from its subsidiaries and the term “Other Subs” is used to denote the Company's other subsidiaries, with the exception of SLNY.  All consolidating financial statements are presented in thousands.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the Year Ended December 31, 2010

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$16,680	$119,495	$-	$-	$136,175
Net investment income(1)	1,269,106	118,138	2,966	-	1,390,210
Net derivative (loss) income	(161,975)	12,685	-	-	(149,290)
Net realized investment gains (losses), excluding impairment losses on available-for-sale securities	26,848	827	(724)	-	26,951
Other-than-temporary impairment losses(2)	(735)	(150)	-	-	(885)
Fee and other income	481,606	19,433	9,988	-	511,027

Total revenues	1,631,530	270,428	12,230	-	1,914,188

Benefits and expenses
				-
Interest credited	342,977	57,924	947	-	401,848
Interest expense	51,334	455	-	-	51,789
Policyowner benefits	161,979	77,590	225	-	239,794
Amortization of DAC, VOBA and VOCRA	606,896	90,206	-	-	697,102
Other operating expenses	268,798	39,938	9,434	-	318,170

Total benefits and expenses	1,431,984	266,113	10,606	-	1,708,703

Income before income tax expense	199,546	4,315	1,624	-	205,485

Income tax expense	69,993	643	575	-	71,211
Equity in the net income of subsidiaries	4,721	-	-	(4,721)	-

Net income	$134,274	$3,672	$1,049	$(4,721)	$134,274

(1)
SLUS as Parent’s and SLNY’s net investment income includes an increase in market value of trading fixed maturity securities of $640.2 million, and $34.0 million, respectively, for the year ended December 31, 2010, related to the Company’s trading securities.  Other Subs’ net investment income does not include changes in market value of trading fixed maturity securities.

(2)      SLUS as Parent’s and SLNY’s OTTI losses for the year ended December 31, 2010 represent impairments related to credit loss.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the Year Ended December 31, 2009

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$14,374	$119,872	$-	$-	$134,246
Net investment income (1)	2,345,022	233,216	4,069	-	2,582,307
Net derivative (loss) income	(62,600)	22,698	-	-	(39,902)
Net realized investment losses, excluding impairment losses on available-for-sale securities	(30,129)	(2,815)	(3,731)	-	(36,675)
Other-than-temporary impairment losses (2)	(4,450)	(181)	(203)	-	(4,834)
Fee and other income	375,570	5,103	5,163	-	385,836

Total revenues	2,637,787	377,893	5,298	-	3,020,978

Benefits and expenses
				-
Interest credited	336,754	47,855	1,159	-	385,768
Interest expense	39,035	745	-	-	39,780
Policyowner benefits	36,409	78,231	(4,201)	-	110,439
Amortization of DAC, VOBA and VOCRA	917,129	107,532	-	-	1,024,661
Other operating expenses	201,205	42,368	4,583	-	248,156

Total benefits and expenses	1,530,532	276,731	1,541	-	1,808,804

Income before income tax expense	1,107,255	101,162	3,757	-	1,212,174

Income tax expense	305,150	29,650	849	-	335,649
Equity in the net income of subsidiaries	179,391	-	-	(179,391)	-
Net income from continuing operations	981,496	71,512	2,908	(179,391)	876,525
Income from discontinued operations, net of tax	-	-	104,971	-	104,971

Net income	$981,496	$71,512	$107,879	$(179,391)	$981,496

(1)
SLUS as parent’s, SLNY’s and Other Subs’ net investment income includes an increase in market value of trading fixed maturity securities of $1,913.3 million, $173.4 million and $0.0 million, respectively, for the year ended December 31, 2009.

(2)      SLUS’, SLNY’s and Other Subs’ OTTI losses for the year ended December 31, 2009 represent impairments related to credit loss.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the Year Ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$16,066	$106,667	$-	$-	$122,733
Net investment (loss) income (1)	(1,862,501)	(112,508)	4,641	-	(1,970,368)
Net derivative loss (2)	(573,399)	(32,059)	-	-	(605,458)
Net realized investment gains, excluding impairment losses on available-for-sale securities	3,439	340	22	-	3,801
Other-than-temporary impairment losses	(25,291)	(11,326)	(5,247)	-	(41,864)
Fee and other income	436,075	9,681	4,235	-	449,991

Total revenues	(2,005,611)	(39,205)	3,651	-	(2,041,165)

Benefits and expenses

Interest credited	483,769	45,129	2,378	-	531,276
Interest expense	60,887	(602)	-	-	60,285
Policyowner benefits	306,404	80,789	3,900	-	391,093
Amortization of DAC, VOBA and VOCRA(3)	(963,422)	(82,218)	-	-	(1,045,640)
Goodwill impairment	658,051	37,788	5,611	-	701,450
Other operating expenses	214,654	44,725	2,440	-	261,819

Total benefits and expenses	760,343	125,611	14,329	-	900,283

Loss before income tax benefit	(2,765,954)	(164,816)	(10,678)	-	(2,941,448)

Income tax benefit	(772,699)	(41,418)	(1,826)	-	(815,943)
Equity in the net loss of subsidiaries	(241,586)	-	-	241,586	-

Net loss from continuing operations	(2,234,841)	(123,398)	(8,852)	241,586	(2,125,505)

Loss from discontinued operations, net of tax	-	-	(109,336)	-	(109,336)

Net loss	$(2,234,841)	$(123,398)	$(118,188)	$241,586	$(2,234,841)

(1)
SLUS as parent’s and SLNY’s net investment (loss) income includes a decrease in market value of trading fixed maturity securities of $2,448.8 million and $154.9 million, respectively, for the year ended December 31, 2008.

(2)
SLUS’ and SLNY’s net derivative loss for the year ended December 31, 2008 includes $165.8 million and $0.3 million, respectively, of income related to the Company’s adoption of FASB ASC Topic 820, which is further discussed in Note 5.

(3)
SLUS’ and SLNY’s amortization of DAC, VOBA, and VOCRA for year ended December 31, 2008 includes $3.0 million and $0.2 million, respectively, of expenses related to the Company’s adoption of FASB ASC Topic 820, which is further discussed in Note 5 to the Company’s consolidated financial statements.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (in thousands except per share data)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2010

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturity securities, at fair value	$1,193,875	$246,944	$55,104	$-	$1,495,923
Trading fixed maturity securities, at fair value	9,911,284	1,555,834	-	-	11,467,118
Mortgage loans	1,531,545	176,518	29,465	-	1,737,528
Derivative instruments – receivable	198,064	-	-	-	198,064
Limited partnerships	41,622	-	-	-	41,622
Real estate	161,800	-	52,865	-	214,665
Policy loans	695,607	1,217	20,584	-	717,408
Other invested assets	19,588	7,868	-	-	27,456
Short-term investments	813,745	18,994	-	-	832,739
Cash and cash equivalents	647,579	72,978	15,766	-	736,323
Investment in subsidiaries	559,344	-	-	(559,344)	-
Total investments and cash	15,774,053	2,080,353	173,784	(559,344)	17,468,846

Accrued investment income	165,841	21,130	1,815	-	188,786
Deferred policy acquisition costs and sales inducement asset	1,571,768	110,791	-	-	1,682,559
Value of business and customer renewals acquired	130,546	4,439	-	-	134,985
Net deferred tax asset	378,078	12,057	4,162	-	394,297
Goodwill	-	7,299	-	-	7,299
Receivable for investments sold	5,166	162	-	-	5,328
Reinsurance receivable	2,184,487	162,522	77	-	2,347,086
Other assets	93,755	31,729	2,918	(2,873)	125,529
Separate account assets	25,573,382	1,265,464	41,575	-	26,880,421

Total assets	$45,877,076	$3,695,946	$224,331	$(562,217)	$49,235,136

LIABILITIES

Contractholder deposit funds and other policy liabilities	$12,991,306	$1,577,556	$24,366	$-	$14,593,228
Future contract and policy benefits	732,368	116,946	200	-	849,514
Payable for investments purchased	44,723	104	-	-	44,827
Accrued expenses and taxes	49,224	4,612	1,665	(2,873)	52,628
Debt payable to affiliates	783,000	-	-	-	783,000
Reinsurance payable	1,995,083	236,718	34	-	2,231,835
Derivative instruments – payable	362,023	-	-	-	362,023
Other liabilities	193,363	66,118	25,575	-	285,056
Separate account liabilities	25,573,382	1,265,464	41,575	-	26,880,421

Total liabilities	42,724,472	3,267,518	93,415	(2,873)	46,082,532

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	3,928,246	389,963	108,450	(498,413)	3,928,246
Accumulated other comprehensive income	46,553	1,977	1,707	(3,684)	46,553
(Accumulated deficit) retained earnings	(828,632)	34,388	18,217	(52,605)	(828,632)

Total stockholder’s equity	3,152,604	428,428	130,916	(559,344)	3,152,604

Total liabilities and stockholder’s equity	$45,877,076	$3,695,946	$224,331	$(562,217)	$49,235,136

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (in thousands except in share data)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2009

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturity securities, at fair value	$959,156	$164,158	$52,202	$-	$1,175,516
Trading fixed maturity securities, at fair value	9,724,195	1,406,327	-	-	11,130,522
Mortgage loans	1,736,358	161,498	14,105	-	1,911,961
Derivative instruments – receivable	259,227	-	-	-	259,227
Limited partnerships	51,656	-	-	-	51,656
Real estate	158,170	-	44,107	-	202,277
Policy loans	700,974	270	21,346	-	722,590
Other invested assets	46,410	542	469	-	47,421
Short-term investments	1,208,320	58,991	-	-	1,267,311
Cash and cash equivalents	1,616,991	175,322	11,895	-	1,804,208
Investment in subsidiaries	518,560	-	-	(518,560)	-
Total investments and cash	16,980,017	1,967,108	144,124	(518,560)	18,572,689

Accrued investment income	211,725	17,051	1,815	-	230,591
Deferred policy acquisition costs and sales inducement asset	1,989,676	183,966	-	-	2,173,642
Value of business and customer renewals acquired	163,079	5,766	-	-	168,845
Net deferred tax asset	539,323	5,830	4,611	-	549,764
Goodwill	-	7,299	-	-	7,299
Receivable for investments sold	11,969	642	-	-	12,611
Reinsurance receivable	2,232,651	117,460	96	-	2,350,207
Other assets	114,177	69,161	1,975	(1,350)	183,963
Separate account assets	22,293,989	989,939	42,395	-	23,326,323

Total assets	$44,536,606	$3,364,222	$195,016	$(519,910)	$47,575,934

LIABILITIES

Contractholder deposit funds and other policy liabilities	$15,078,201	$1,605,038	$26,350	$-	$16,709,589
Future contract and policy benefits	716,176	99,255	207	-	815,638
Payable for investments purchased	87,554	577	-	-	88,131
Accrued expenses and taxes	51,605	10,202	1,446	(1,350)	61,903
Debt payable to affiliates	883,000	-	-	-	883,000
Reinsurance payable	2,040,864	190,863	37	-	2,231,764
Derivative instruments – payable	572,910	-	-	-	572,910
Other liabilities	205,855	48,608	25,761	-	280,224
Separate account liabilities	22,293,989	989,939	42,395	-	23,326,323

Total liabilities	41,930,154	2,944,482	96,196	(1,350)	44,969,482

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	3,527,677	389,963	78,409	(468,372)	3,527,677
Accumulated other comprehensive income (loss)	35,244	(3,039)	701	2,338	35,244
(Accumulated deficit) retained earnings	(962,906)	30,716	17,168	(47,884)	(962,906)

Total stockholder’s equity	2,606,452	419,740	98,820	(518,560)	2,606,452

Total liabilities and stockholder’s equity	$44,536,606	$3,364,222	$195,016	$(519,910)	$47,575,934

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the Year Ended December 31, 2010

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income	$134,274	$3,672	$1,049	$(4,721)	$134,274
Adjustments to reconcile net income to net cash provided by operating activities:				-
Net amortization of premiums on investments	24,690	4,787	1,085	-	30,562
Amortization of DAC, VOBA and VOCRA	606,896	90,206	-	-	697,102
Depreciation and amortization	4,418	312	953	-	5,683
Net loss (gain) on derivatives	54,168	(12,685)	-	-	41,483
Net realized (gains) losses and OTTI credit losses on available-for-sale investments	(26,113)	(677)	724	-	(26,066)
Net increase in fair value of trading investments	(640,222)	(34,001)	-	-	(674,223)
Net realized losses (gains) on trading investments	80,910	(13,633)	-	-	67,277
Undistributed loss on private equity limited partnerships	2,339	-	-	-	2,339
Interest credited to contractholder deposits	342,977	57,924	947	-	401,848
Deferred federal income taxes	158,398	(8,928)	(93)	-	149,377
Equity in net income of subsidiaries	(4,721)			4,721	-
Changes in assets and liabilities:
Additions to DAC, SIA, VOBA and VOCRA	(167,199)	(17,796)	-	-	(184,995)
Accrued investment income	45,884	(4,079)	-	-	41,805
Net change in reinsurance receivable/payable	124,563	5,328	16	-	129,907
Future contract and policy benefits	16,192	17,691	(7)	-	33,876
Other, net	(24,455)	42,324	(838)	-	17,031

Net cash provided by operating activities	732,999	130,445	3,836	-	867,280

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	402,623	79,623	15,841	-	498,087
Trading fixed maturity securities	3,395,725	775,025	-	-	4,170,750
Mortgage loans	263,612	13,107	3,050	(30,486)	249,283
Real estate	-	1,000	2,010	(3,010)	-
Other invested assets	(317,388)	1,244	501	-	(315,643)
Purchases of:
Available-for-sale fixed maturity securities	(602,891)	(152,468)	(16,388)	-	(771,747)
Trading fixed maturity securities	(3,060,145)	(886,403)	-	-	(3,946,548)
Mortgage loans	(66,252)	(34,190)	(31,712)	30,486	(101,668)
Real estate	(6,818)	-	(1,066)	3,010	(4,874)
Other invested assets	(63,798)	(1,200)	-	-	(64,998)
Net change in policy loans	5,367	(947)	762	-	5,182
Net change in short-term investments	394,575	39,997	-	-	434,572

Net cash provided by (used in) investing activities	$344,610	$(165,212)	$(27,002)	$-	$152,396

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the Year Ended December 31, 2010

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,043,300	$173,714	$-	$-	$1,217,014
Withdrawals from contractholder deposit funds	(3,354,527)	(248,878)	(2,930)	-	(3,606,335)
Repayment of debt	(100,000)	-	-	-	(100,000)
Capital contribution to subsidiaries	(30,041)	-	-	30,041	-
Capital contribution from Parent	400,000	-	30,041	(30,041)	400,000
Other, net	(5,753)	7,587	(74)	-	1,760

Net cash (used in) provided by financing activities	(2,047,021)	(67,577)	27,037	-	(2,087,561)

Net change in cash and cash equivalents	(969,412)	(102,344)	3,871	-	(1,067,885)

Cash and cash equivalents, beginning of year	1,616,991	175,322	11,895	-	1,804,208

Cash and cash equivalents, end of year	$647,579	$72,978	$15,766	$-	$736,323

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the Year Ended December 31, 2009

	SLUS As Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$981,496	$71,512	$107,879	$(179,391)	$981,496
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Net amortization of premiums on investments	(203)	(605)	119	-	(689)
Amortization of DAC, VOBA and VOCRA	917,129	107,532	-	-	1,024,661
Depreciation and amortization	4,355	337	843	-	5,535
Net gain on derivatives	(73,343)	(22,698)	-	-	(96,041)
Net realized losses and OTTI credit losses on available-for-sale investments	34,579	2,996	3,934	-	41,509
Net increase in fair value of trading investments	(1,913,351)	(173,389)	-	-	(2,086,740)
Net realized losses on trading investments	357,470	9,867	-	-	367,337
Undistributed loss on private equity limited partnerships	9,207	-	-	-	9,207
Interest credited to contractholder deposits	336,754	47,855	1,159	-	385,768
Goodwill impairment	-	-	-	-	-
Equity in net income of subsidiaries	(179,391)	-	-	179,391	-
Deferred federal income taxes	290,478	6,256	(1,126)	-	295,608
Changes in assets and liabilities:
Additions to DAC, SIA, VOBA and VOCRA	(301,255)	(45,645)	-	-	(346,900)
Accrued investment income	38,445	(1,825)	116	-	36,736
Net change in reinsurance receivable/payable	195,092	19,060	(4,515)	-	209,637
Future contract and policy benefits	(131,052)	5,280	(220)	-	(125,992)
Dividends received from subsidiaries	100,000	-	-	(100,000)	-
Other, net	(90,229)	(153,878)	738	-	(243,369)
Adjustment related to discontinued operations	-	-	(288,018)	-	(288,018)

Net cash provided by (used in) operating activities	576,181	(127,345)	(179,091)	(100,000)	169,745

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	86,619	21,303	5,556	-	113,478
Trading fixed maturity securities	1,673,886	333,236	98,233	(8,301)	2,097,054
Mortgage loans	149,414	12,456	15	(18,392)	143,493
Real estate	-	-	-	-	-
Other invested assets	(209,135)	1,587	-	-	(207,548)
Purchases of:
Available-for-sale fixed maturity securities	(342,313)	(4,515)	(311)	-	(347,139)
Trading fixed maturity securities	(226,389)	(587,134)	(62,088)	8,301	(867,310)
Mortgage loans	(12,602)	(4,875)	(18,433)	18,392	(17,518)
Real estate	(3,819)	-	(883)	-	(4,702)
Other invested assets	(106,277)	-	-	-	(106,277)
Net change in other investments	(178,590)	(4,922)	-	-	(183,512)
Net change in policy loans	3,574	(114)	3,357	-	6,817
Net change in short-term investments	(739,502)	56,978	(40,297)	-	(722,821)

Net cash provided by (used in) investing activities	$94,866	$(176,000)	$(14,851)	$-	$(95,985)

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONDSENSED CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the Year Ended December 31, 2009

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$2,298,455	$473,137	$24,347	$-	$2,795,939
Withdrawals from contractholder deposit funds	(2,752,493)	(252,351)	(6,655)	-	(3,011,499)
Capital contribution to subsidiaries	(58,910)	-	-	58,910	-
Debt proceeds	-	-	200,000	-	200,000
Capital contribution from parent	748,652	-	58,910	(58,910)	748,652
Dividends paid to parent	-	-	(100,000)	100,000	-
Other, net	(23,278)	(4,108)	74	-	(27,312)

Net cash provided by financing activities	212,426	216,678	176,676	100,000	705,780

Net change in cash and cash equivalents	883,473	(86,667)	(17,266)	-	779,540

Cash and cash equivalents, beginning of year	733,518	261,989	29,161	-	1,024,668

Cash and cash equivalents, end of year	$1,616,991	$175,322	$11,895	$-	$1,804,208

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the Year Ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net loss from operations	$(2,234,841)	$(123,398)	$(118,188)	$241,586	$(2,234,841)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Net amortization of premiums on investments	27,009	2,663	199	-	29,871
Amortization of DAC, VOBA and VOCRA	(963,422)	(82,218)	-	-	(1,045,640)
Depreciation and amortization	5,478	311	922	-	6,711
Net loss on derivatives	522,838	32,059	1	-	554,898
Net realized losses on available-for-sale investments	21,852	10,986	5,225	-	38,063
Net decrease in fair value of trading investments	2,448,822	154,926	-	-	2,603,748
Net realized losses on trading investments	324,369	30,622	-	-	354,991
Undistributed income on private equity limited partnerships	(9,796)	-	-	-	(9,796)
Interest credited to contractholder deposits	483,769	45,129	2,378	-	531,276
Goodwill impairment	658,051	37,788	5,611	-	701,450
Equity in net loss of subsidiaries	241,586	-	-	(241,586)	-
Deferred federal income taxes	(680,276)	(15,318)	(2,843)	-	(698,437)
Changes in assets and liabilities:
Additions to DAC, SIA, VOBA and VOCRA	(254,761)	(27,648)	-	-	(282,409)
Accrued investment income	18,562	19	(502)	-	18,079
Net reinsurance receivable/payable	145,172	66,699	4,411	-	216,282
Future contract and policy benefits	140,571	898	189	-	141,658
Other, net	29,356	122,486	(2,452)	-	149,390
Adjustment related to discontinued operations	-	-	4,315	-	4,315

Net cash provided by (used in) operating activities	924,339	256,004	(100,734)	-	1,079,609

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	89,468	6,440	5,849	-	101,757
Trading fixed maturity securities	1,469,669	194,980	143,849	-	1,808,498
Mortgage loans	258,736	15,202	20,672	-	294,610
Real estate	1,141	-	-	-	1,141
Other invested assets	629,692	64,482	(2,017)	-	692,157
Purchases of:
Available-for-sale fixed maturity securities	(107,709)	(14,027)	(7,738)	-	(129,474)
Trading fixed maturity securities	(1,005,670)	(258,714)	(910,759)	-	(2,175,143)
Mortgage loans	(23,285)	(16,650)	(19,000)	-	(58,935)
Real estate	(5,055)	-	(359)	-	(5,414)
Other invested assets	(122,447)	-	-	-	(122,447)
Net change in other investments	(285,810)	(64,154)	-	-	(349,964)
Net change in policy loans	(18,449)	(38)	1,713	-	(16,774)
Net change in short-term investments	(468,818)	(115,969)	(14,694)	-	(599,481)

Net cash provided by (used in) investing activities	$411,463	$(188,448)	$(782,484)	$-	$(559,469)

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the Year Ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,744,752	$330,909	$114,438	$-	$2,190,099
Withdrawals from contractholder deposit funds	(3,262,864)	(348,243)	(5,351)	-	(3,616,458)
Additional capital contribution to subsidiaries	(150,000)	-	-	150,000	-
Debt proceeds	60,000	-	115,000	-	175,000
Repayments of debt	(122,000)	-	-	-	(122,000)
Capital contribution from parent	725,000	150,000	-	(150,000)	725,000
Other, net	(12,666)	(4,134)	(14)	-	(16,814)

Net cash (used in) provided by financing activities	(1,017,778)	128,532	224,073	-	(665,173)

Net change in cash and cash equivalents	318,024	196,088	(659,145)	-	(145,033)

Cash and cash equivalents, beginning of year	415,494	65,901	688,306	-	1,169,701

Cash and cash equivalents, end of year	$733,518	$261,989	$29,161	$-	$1,024,668

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

16. SEGMENT INFORMATION

As described below, the Company conducts business primarily in three operating segments and maintains a Corporate segment to provide for the capital needs of the three operating segments and to engage in other financing related activities.  Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets, including allocated capital, by line of business.  Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred.  Management evaluates the results of the operating segments on an after-tax basis.  The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management segment markets, sells and administers funding agreements, individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products.  These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies.  The Company uses derivative instruments to manage the risks inherent in the contract options.  Additionally, the Company consolidates the CARS Trust as a component of the Wealth Management segment.

Individual Protection

The Individual Protection segment markets, sells and administers a variety of life insurance products sold to individuals and corporate owners of life insurance.  The products include whole life, UL and variable life products.

Group Protection

The Group Protection segment markets, sells and administers group life, group long-term disability, group short-term disability, group dental and group stop loss insurance products to small and mid-size employers in the State of New York through SLNY.

Corporate

The Corporate segment includes the unallocated capital of the Company, its debt financing and items not otherwise attributable to the other segments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

16. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the Company’s four segments:

Year ended December 31, 2010

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$1,760,979	$66,425	$127,104	$(40,320)	$1,914,188
Total benefits and expenses	1,514,754	68,585	106,346	19,018	1,708,703
Income (loss) before income tax expense (benefit)	246,225	(2,160)	20,758	(59,338)	205,485

Net income (loss)	$162,975	$(1,204)	$13,508	$(41,005)	$134,274

Separate account assets	$19,685,774	$7,194,647	$-	$-	$26,880,421
General account assets	19,453,702	2,067,064	181,482	652,467	22,354,715
Total assets	$39,139,476	$9,261,711	$181,482	$652,467	$49,235,136

Year ended December 31, 2009

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$2,823,029	$71,718	$135,242	$(9,011)	$3,020,978
Total benefits and expenses	1,623,582	40,477	119,134	25,611	1,808,804
Income (loss) from continuing operations before income tax expense (benefit)	1,199,447	31,241	16,108	(34,622)	1,212,174

Income from continuing operations	798,360	10,155	10,470	57,540	876,525

Income from discontinued operations, net of tax	-	104,971	-	-	104,971

Net income	$798,360	$115,126	$10,470	$57,540	$981,496

Separate account asset	$16,396,394	$6,929,928	$-	$-	$23,326,323
General account assets	21,323,702	1,997,532	172,648	755,730	24,249,612
Total assets	$37,720,096	$8,927,460	$172,648	$755,730	$47,575,935

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

16. SEGMENT INFORMATION (CONTINUED)

Year ended December 31, 2008

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$(2,207,978)	$84,326	$102,827	$(20,340)	$(2,041,165)
Total benefits and expenses	645,665	120,197	111,097	23,324	900,283
Loss from continuing operations before income tax benefit	(2,853,643)	(35,871)	(8,270)	(43,664)	(2,941,448)

Loss from continuing operations	(2,017,095)	(12,884)	(5,335)	(90,191)	(2,125,505)

Loss from discontinued operations, net of tax	-	(109,336)	-	-	(109,336)

Net loss	$(2,017,095)	$(122,220)	$(5,335)	$(90,191)	$(2,234,841)

Separate account asset	12,149,690	8,382,034	-	-	20,531,724
General account assets	21,207,742	3,772,934	164,123	442,156	25,586,955
Total assets	$33,357,432	$12,154,968	$164,123	$442,156	$46,118,679

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

17.  REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities.  For the year ended December 31, 2008, the Company followed one permitted practice relating to the treatment of its deferred tax assets.  For the years ended December 31, 2010 and 2009, there were no permitted practices followed.  Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently.  The Company’s statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries’ combined statutory capital and surplus and net loss were as follows:

	Unaudited for the Years Ended December 31,
	2010	2009	2008

Statutory capital and surplus	$ 2,234,153	$ 2,037,661	$ 1,949,215
Statutory net loss	$ (77,503)	$ (23,879)	$ (1,431,516)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

18. DIVIDEND RESTRICTIONS

The Company’s and its insurance company subsidiaries’ ability to pay dividends is subject to certain statutory restrictions.  The states in which the Company and its insurance company subsidiaries are domiciled have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.  The Company is permitted to pay dividends up to a maximum of $188.0 million in 2011 without prior approval from the Delaware Commissioner of Insurance.

In 2010, 2009 and 2008, the Company did not pay any cash dividends to the Parent.  However in 2009, the Company distributed Sun Life Vermont’s net assets and issued and outstanding common stock, totaling $94.9 million in the form of a dividend to the Parent, with regulatory approval.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  SLNY is permitted to pay dividends up to a maximum of $29.6 million in 2011 without prior approval from the New York Commissioner of Insurance.  No dividends were paid by SLNY during 2010, 2009 or 2008.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company’s surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company’s own securities.  INDY is permitted to pay dividends up to a maximum of $2.5 million in 2011 without prior approval from the Rhode Island Commissioner of Insurance.  No dividends were paid by INDY during 2010, 2009 or 2008.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

19. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income as of December 31, were as follows:

	2010	2009	2008
Unrealized gains (losses) on available-for-sale fixed maturity securities that were temporarily impaired	$83,926	$67,970	$(111,099)
Unrealized losses on pension and other postretirement plan adjustments	-	-	(88,721)
Changes due to non-credit OTTI losses on available-for-sale fixed maturity securities	(12,304)	(13,748)	-
Deferred income tax (expense) benefit	(25,069)	(18,978)	69,936

Accumulated other comprehensive income (loss)	$46,553	$35,244	$(129,884)

20. COMMITMENTS AND CONTINGENCIES

Guaranty Funds

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Income Taxes

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  On May 30, 2010, the IRS issued an Industry Director Directive which makes it clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.  New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope and application of new regulations.  The timing, substance and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  For the years ended December 31, 2010 and 2009, the Company recorded benefits of $11.5 million and $15.5 million, respectively, related to the separate account DRD.  The amounts recorded for the year ended December 31, 2010 included an adjustment of $3.2 million to reflect a reduced run rate of separate account DRD benefits following the filing of the 2009 tax return.

Litigation

The Company and its subsidiaries are parties to threatened or pending legal proceedings, including ordinary routine litigation incidental to their business, both as a defendant and as a plaintiff.  While it is not possible to predict the resolution of these proceedings, management believes, based upon currently available information, that the ultimate resolution of these matters will not be materially adverse to the Company's financial position, results of operations or cash flows.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

20. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements.  The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s By-laws.  The Company believes any potential liability under these agreements is neither probable nor estimatable. Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities under operating leases with terms of up to five years.  As of December 31, 2010, minimum future lease payments under such leases were $40 thousand for 2011.  The Company does not have any lease commitments after 2011.

Total rental expense for the years ended December 31, 2010, 2009 and 2008 was $7.2 million, $6.9 million and $8.2 million, respectively.

PART C

ITEM 26.  EXHIBITS

A.
Resolution of the Board of Directors of Sun Life Assurance Company of Canada (U.S.), dated December 3, 1985, authorizing the establishment of Sun Life of Canada (U.S.) Variable Account G (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-37907, filed with the Securities and Exchange Commission on October 14, 1997.)

B.	None.

C.
(1) Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on April 30, 2009.)

(2) Amendment One to the Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on April 30, 2009.)

(3) Amendment Two to Principal Underwriting Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on April 27, 2010.)

(4) Amendment Three to Principal Underwriting Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on April 27, 2010.)

D.
(1)  Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-111688, filed with the Securities and Exchange Commission on April 5, 2004.)

(2)  Additional Protection Benefit Rider (APB Rider) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

E.
(1)  Application for Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

(2)  Application for Flexible Premium Variable Universal Life Insurance Policy (Master Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(3)  Application for Flexible Premium Variable Universal Life Insurance Policy (GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(4)  Application for Flexible Premium Variable Universal Life Insurance Policy (Medical Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(5)  Consent Form (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(6)  Application for Flexible Premium Variable Universal Life Insurance Policy (Expanded GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

F.
(1)  Certificate of Incorporation of Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed with the Securities and Exchange Commission on March 29, 2004.)

(2)  Bylaws of the Depositor, as amended March 19, 2004 (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed with the Securities and Exchange Commission on March 29, 2004.)

G.
Specimen Reinsurance Contract. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

H.           (1)      Participation Agreement, dated February 17, 1998, by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, File No. 333-119151, filed with the Securities and Exchange Commission on February 3, 2000.)

(2)      Amended and Restated Participation Agreement, dated December 13, 2004, by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, File No. 333-119151, filed with the Securities and Exchange Commission on April 28, 2005.)

(3)      Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, File No. 333-119151, filed with the Securities and Exchange Commission on April 28, 2005.)

(4)      Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed with the Securities and Exchange Commission on December 31, 2002.)

(5)       Amended and Restated Participation Agreement, dated November 6, 2002, by and among MFS/Sun Life Series Trust, Sun Life Insurance and Annuity Company of New York, Sun Life Assurance Company of Canada (U.S.), and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, File No. 333-107983, filed with the Securities and Exchange Commission on May 28, 2004.)

(6)      Amended and Restated Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(7)      Participation Agreement, dated July 15, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-65048, filed with the Securities and Exchange Commission on July 3, 2002.)

(8)
Participation Agreement, dated September 12, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-59662, filed with the Securities and Exchange Commission on February 26, 2003.)

(9)
Amended and Restated Participation Agreement, dated August 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, T. Rowe Price Equity Series, Inc. and T. Rowe Price Investment Services, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 29, 1999.)

(10)
Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Delaware VIP Trust, Delaware Management Company and Delaware Distributors, LP. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(11)
Participation Agreement, dated August 6, 2004, by and among Sun Life Insurance and Annuity Company of New York, Van Kampen Life Investments Trust, Van Kampen Funds Inc., Van Kampen Asset Management. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005).

(12)
Participation Agreement, dated December 31, 2002, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005).

(13)
Participation Agreement, dated February 17, 1998, by and among Sun Life Assurance Company of Canada (U.S.), The Alger American Fund and Fred Alger and Company, Incorporated. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on April 27, 1999.)

(14)    Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Scudder Variable Series II, Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005).

(15)    Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company    of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-111688, filed with the Securities and Exchange Commission on December 30, 2005.)

(16)    Participation Agreement, dated December 1, 2004, by and among Wanger Advisors Trust, Columbia Funds Distributor, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York.  (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account J on Form N-6, File No.333-136435, filed with the Securities and Exchange Commission on August 9, 2006.)

(17)    Participation Agreement, dated November 16, 2005, by and among Janus Aspen Series, Janus Distributors LLC and Sun Life Assurance Company of Canada (U.S.). (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account J on Form N-6, File No. 333-136435, filed with the Securities and Exchange Commission on

August 9, 2006.)

(18)    Participation Agreement, dated September 1, 2005, by and among Sun Life Assurance Company of Canada (U.S.), Royce Capital Fund and Royce & Associates, LLC. (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account J on Form N-6, File No. 333-136433, filed with the Securities and Exchange Commission on August 9, 2006.)

(19)    Participation Agreement, dated September 1, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Clarendon Insurance Agency, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-82957, filed with the Securities and Exchange Commission on July 27, 2001.)

(20)  Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc. (Incorporated herein by reference to Post-Effective Amendment 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-111688, filed with the Securities and Exchange Commission on April 27, 2007.)

(21)   Participation Agreement, dated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-111688, filed with the Securities and Exchange Commission on April 27, 2007.)

(22)
Participation Agreement, dated October 1, 2008, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, American Funds Insurance Series and Capital Research and Management Company.

(Incorporated by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 111688, filed with the Securities and Exchange Commission on September 22, 2008.)

(23)
Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, Exhibit H9, File No. 333-143353, filed with the Securities and Exchange Commission on May 30, 2007.)

(24)
Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February 12, 2008.)

I.
Third Party Administration Agreement between Andesa TPA, Inc. and Sun Life Assurance Company of Canada. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

J. (1)	Powers of Attorney.

(2)
Resolution of the Board of Directors of the Depositor dated March 24, 2011, authorizing the use of Powers of Attorney for Officer signatures. (Incorporated herein by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-4, File No. 333-83516, filed with the Securities and Exchange Commission on April 27, 2011.)

K.           Legal Opinion.

L.           None.

M.           None.

N.           Consent of Independent Registered Public Accounting Firm.

O.           None.

P.           None.

Q.           None.

ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Thomas A. Bogart Sun Life Assurance Company of Canada 150 King Street West Toronto, ON M5H 1J9	Director
Ronald H. Friesen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and Chief Financial Officer and Treasurer
Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and General Counsel
Stephen L. Deschenes Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director and Senior Vice President and General Manager, Annuities
Janet V. Whitehouse Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, Individual Life Insurance
Westley V. Thompson Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Chairman and Director and President, SLF U.S.
Priscilla S. Brown Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Head of U.S. Marketing
Larry R. Madge Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Actuary
Michael S. Bloom Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Assistant Vice President and Senior Counsel and Secretary
Sean N. Woodroffe Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Human Resources
David J. Healy Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President, Sun Life Financial U.S. Operations
Terrence J. Mullen Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director
Stephen C. Peacher Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario, Canada M5H 1J9	Executive Vice President and Chief Investment Officer
Colm J. Freyne Sun Life Assurance Company of Canada 150 King Street West Toronto, ON M5H 1J9	Director

ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant.  The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial..

The organization chart of Sun Life Financial is incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed April 27, 2011.

None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

ITEM 29.  INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.) provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITERS

(a)  Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, I and K, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C, D, J and N, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account and Total Return Variable Account.

(b)
Name and Principal	Position and Offices
Business Address*	with Underwriter

Terrence J. Mullen	President and Director
Scott M. Davis	Director
Ronald H. Friesen	Director
Ann B. Teixeira	Assistant Vice President, Compliance
Michael S. Bloom	Secretary
Kathleen T. Baron	Chief Compliance Officer
William T. Evers	Assistant Vice President and Senior Counsel
Jane F. Jette	Financial/Operations Principal and Treasurer
Michelle Greco	Counsel
Matthew S. MacMillen	Tax Officer

* The principal business address of all directors and officers of the principal underwriter is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(c) Not applicable.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Sun Life Assurance Company of Canada (U.S.) at its offices at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 or at the offices of Clarendon Insurance Agency, Inc., at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

ITEM 32.  MANAGEMENT SERVICES

Not applicable.

ITEM 33.  FEE REPRESENTATION

Sun Life Assurance Company of Canada (U.S.)("Sun Life of Canada (U.S.)") hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Sun Life of Canada (U.S.).

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 28th day of April, 2011.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By: __/s/ Westley V. Thompson*_________________
Westley V. Thompson
President, SLF U.S.

*By:	__/s/ Susan J. Lazzo______________________________
Susan J. Lazzo
Assistant Vice President & Senior Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Westley V. Thompson*	Director and President, SLF U.S.	April 28, 2011
Westley V. Thompson	(Principal Executive Officer)

/s/ Ronald H. Friesen*	Director and Senior Vice President and Chief Financial	April 28, 2011
Ronald H. Friesen	Officer and Treasurer
(Principal Financial Officer)

/s/ Douglas C. Miller*	Vice President and Controller	April 28, 2011
Douglas C. Miller	(Principal Accounting Officer)

*By: /s/ Susan J. Lazzo	Attorney-in-Fact for:	April 28, 2011
Susan J. Lazzo
Stephen L. Deschenes, Director
Terrence J. Mullen, Director
Scott M. Davis, Director
Thomas A. Bogart, Director
Colm J. Freyne, Director

*Susan J. Lazzo has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers or attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-4, File No. 333-83516, filed with the Securities and Exchange Commission on April 27, 2011.  Powers of attorney are included herein as Exhibit J(1).

EXHIBIT INDEX

J(1)	Powers of Attorney

K	Legal Opinion

N	Consent of Independent Registered Public Accounting Firm

Representation of Counsel Pursuant to Rule 485(b)